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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7428
ING Mutual Funds
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2011 to October 31, 2012

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2012

Classes A, B, C, I, O, R and W

■  ING Global Real Estate Fund

■  ING International Real Estate Fund

  E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Summary Portfolios of Investments	25
Tax Information	31
Trustee and Officer Information	32

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Seeking Certainty

Dear Shareholder,

It’s been said that history doesn’t repeat; it rhymes. Human societies have always been competitive, their destinies uncertain; the resulting quest for safety and security has prompted attempts by the wealthy and powerful to lock in their advantages.

In 1494, Spain and Portugal, then the preeminent navigational powers of Europe, signed the Treaty of Tordesillas in which the Pope divided the New World into two zones of Spanish or Portuguese control. At the time it seemed an effective way to avoid costly skirmishes as empire building got underway. However, countries such as England and France, left out of the treaty, ignored it and pursued their own interests aggressively. Numerous wars and political intrigues followed, and ultimately both Portugal and Spain lost their status as world powers.

In our own time we’ve seen the unwinding of the competition and alliances that defined the Cold War era until the demise of the Soviet Union in 1991. During that period, a few wealthy and powerful nations called the shots for either capitalism or communism, and most other nations followed their lead. In the Cold War’s aftermath, individual nations have pursued their own interests. Competition has increased, and capital has readily flowed to areas offering the greatest returns. As a result, the balance of economic power has shifted dramatically. Once-poor nations have grown wealthy, and some wealthy nations have lost stature as investment, jobs and technological leadership moved to other shores.

In today’s turbulent world, economic and political pressures suggest that people will seek relief from uncertainty, and new alignments of power may emerge that we haven’t even imagined. Considering this as an investor, should you embrace the dynamic but unclear global opportunities that may be opening up? Or should you tighten your grip on what you know?

At ING Funds we believe in respect for the lessons of history as context for new investment ideas. Toward that end, we advocate well-diversified portfolios that focus on long-term needs rather than trying to exploit each passing fad or fashion. We believe it’s best to take well-understood, well-managed risks, with a focus on your goals. In some cases that may mean embracing the new, in other instances it can mean staying with the familiar.

As always, we recommend discussing any investment ideas and potential portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 30, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2012

In the first half of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends gained an impressive 8.71%, including the best first quarter rally since 1998. But in the two months from early April, the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the whole fiscal year the Index gained 11.10%. (The MSCI World IndexSM returned 9.45% for the one year ended October 31, 2012, measured in U.S. dollars.)

Much of the first half’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, the three-month average of 245,000 new jobs reported in March slumped to only 94,000 jobs in September. The October report was contradictory, with employers reporting a mediocre 114,000 new jobs created, but 86,000 added to prior months’ estimates. The unemployment rate fell to 7.8% on the basis of an 873,000 increase in the numbers employed, but temporary jobs accounted for two thirds of the increase.

By October, other economic data, from average hourly earnings growth to manufacturing activity and industrial production to gross domestic product (“GDP”) growth were mostly unconvincing. There was some relief in the housing market, however. The final S&P/Case-Shiller 20-City Composite Home Price Index rose for the third month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended October over 12% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In June, a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was tortuously agreed. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 5.25% in the one year ended October 31, 2012. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.66%, long-dated Treasuries returned a remarkable 10.40%, just ahead of another sub-index, the Barclays Capital U.S. Investment Grade Corporate Bond Index which rose 10.21%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained an equity-like 13.58%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.21% in the one year ended October 31, 2012. By sector, telecommunications led the way with a return of 26.22%, followed by healthcare with a return of 22.12%. No sector incurred a loss, but energy and materials (respectively 6.51% and 7.41%) suffered from the weakening outlook for global growth. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but analysts forecast slippage in the third.

In currency markets, the ongoing euro zone crisis drove the dollar up 6.93% against the euro over the fiscal year. But the dollar slipped 0.26% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar gained 2.05% to the yen, which had been trading near post-war high levels as the year started and fell as the Bank of Japan repeatedly threatened intervention.

In international markets, the MSCI Japan® Index did not participate in the rally, ending the fiscal year down 0.86%, having been ahead nearly 15% in March. The market fell harder than others in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 12.29% for the one year ended October 31, 2012, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record unemployment at 11.6%. The MSCI UK® Index rose by less: 8.61%. The market was weighed down by its near one third exposure to energy and materials stocks, sectors which suffered negative returns as concern about global growth intensified.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)

United States	43.1%
Japan	14.3%
Hong Kong	10.9%
Australia	10.0%
United Kingdom	5.2%
France	4.9%
Singapore	4.8%
Canada	2.0%
Germany	0.8%
Countries between 0.2%–0.8%ˆ	2.5%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.2%–0.8% of net assets.
Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.04%, compared to the S&P Developed Property Index, which returned 16.38% for the same period.

Portfolio Specifics: Global real estate shares generated positive total return over the past twelve months. Markets benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions, improving property fundamentals, and accommodative capital markets, which have led to an increasingly active transactions market for property companies. During the period, Asia-Pacific property stocks posted the best performance, up 23.4%, while the Americas and Europe delivered total returns of 15.3% and 10.6%, respectively.

During the period, the Fund trailed the benchmark return primarily as the result of sub-par stock selection. While stock selection added value in Europe, both in the U.K. as well as on the Continent, this benefit was more than offset by the relative underperformance of portfolio holdings in the U.S., Japan and Hong Kong. In the U.S., stock selection in the hotel and apartment sector accounted for a majority of the relative shortfall during the period, overshadowing the value added by favorable stock selection in the mall sector. In Japan, the Fund’s positioning in Tokyo office companies Mitsui Fudosan, Sumitomo Realty and Mitsubishi Estate was the primary source of underperformance during the period. In Hong Kong, an underweight to the outperforming residential developers hurt relative performance. Asset allocation decisions were essentially flat during the period as the benefit of an underweight to the underperforming European region was offset by allocation decisions in Singapore and Hong Kong.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)

Simon Property Group, Inc.	4.7%
Mitsubishi Estate Co., Ltd.	4.0%
Mitsui Fudosan Co., Ltd.	3.3%
Westfield Group	3.1%
Boston Properties, Inc.	2.8%
Unibail	2.7%
Cheung Kong Holdings Ltd.	2.4%
Host Hotels & Resorts, Inc.	2.3%
Macerich Co.	2.2%
Westfield Retail Trust	2.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We continue to be overweight property companies and geographies that we believe provide a combination of yield and growth at reasonable valuations. In the U.S., we remain positive on the retail mall and apartment sectors and remain cautious on suburban office, health care, and net lease sectors. In Europe, we remain underweight with a few exceptions where we have identified opportunity. We favor office companies that focus on London’s West End submarket, and prefer dominant retail mall companies with exposure to the Continent, particularly in the stronger economies of western and northern Europe. In the Asia-Pacific region, we remain overweight the Australian real estate investment trusts (“REITs”) and companies with significant exposure to Tokyo office, where occupancies are improving. We continue to focus on companies that we believe are attractively valued with investment characteristics that include high quality management, strong and flexible balance sheets, well-positioned properties and focused business plans.

In our opininon, the rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the REIT structure globally. We believe real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to expect total return looking forward to be anchored by a dividend yield in the 3–4% range plus growth in cash flow per share, which we project to be in the mid-to-upper single-digit range in 2013 as economic growth continues.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I June 3, 2005	Since Inception of Class O November 15, 2006		Since Inception of Class R August 5, 2011		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	7.48%	(3.82)%	10.92%	—	—		—		—
Class B(2)	8.11%	(3.74)%	10.74%	—	—		—		—
Class C(3)	12.11%	(3.41)%	10.76%	—	—		—		—
Class I	14.30%	(2.33)%	—	6.06%	—		—		—
Class O	14.03%	(2.69)%	—	—	0.16%		—		—
Class R	13.71%	—	—	—	—		12.73%		—
Class W	14.29%	—	—	—	—		—		1.78%
Excluding Sales Charge:
Class A	14.04%	(2.67)%	11.58%	—	—		—		—
Class B	13.11%	(3.42)%	10.74%	—	—		—		—
Class C	13.11%	(3.41)%	10.76%	—	—		—		—
Class I	14.30%	(2.33)%	—	6.06%	—		—		—
Class O	14.03%	(2.69)%	—	—	0.16%		—		—
Class R	13.71%	—	—	—	—		12.73%		—
Class W	14.29%	—	—	—	—		—		1.78%
S&P Developed Property Index	16.38%	(3.09)%	10.79%	4.99 (4)	(0.54	)%(5)	5.94	%(6)	0.40	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from June 1, 2005.

(5)	Since inception performance for the index is shown from November 1, 2006.

(6)	Since inception performance for the index is shown from August 1, 2011.

(7)	Since inception performance for the index is shown from February 1, 2008.

5

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)

Japan	24.1%
Hong Kong	18.8%
Australia	16.3%
Singapore	10.1%
United Kingdom	8.8%
France	8.3%
Canada	3.6%
Switzerland	1.7%
Sweden	1.7%
Germany	1.5%
Countries between 0.1%–0.9%ˆ	3.5%
Assets in Excess of Other Liabilities	1.6%
Net Assets	100.0%

ˆ Includes 7 countries, which each represents 0.1%–0.9% of net assets.
Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.90% compared to the S&P Developed ex-US Property Index which returned 19.43% for the same period.

Portfolio Specifics: International real estate companies generated positive total return over the past twelve months. Markets have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions, improving property fundamentals, and accommodative capital markets, which have led to an increasingly active transactions market for property companies. During the period, Asia-Pacific property stocks posted the best performance, up 23.4%, while the Americas and Europe delivered total returns of 18.0% and 10.6%, respectively.

During the period, the Fund trailed the benchmark return primarily as the result of sub-par stock selection. While stock selection added value in Europe, both in the U.K. as well as on the Continent, this benefit was more than offset by the relative underperformance of portfolio holdings in Japan, Hong Kong and Canada. In Japan, portfolio positioning in Tokyo office companies Mitsui Fudosan, Sumitomo Realty and Mitsubishi Estate was the primary source of underperformance during the period. In Hong Kong, an underweight to outperforming residential developers hurt relative performance. In Canada, an overweight to underperforming Brookfield Office Properties was a drag on returns. Asset allocation was essentially flat during the period as the benefit of an underweight to the underperforming European region was offset by allocation decisions in Hong Kong.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)

Mitsubishi Estate Co., Ltd.	5.9%
Westfield Group	4.9%
Mitsui Fudosan Co., Ltd.	4.4%
Unibail	4.4%
Sun Hung Kai Properties Ltd.	3.8%
Cheung Kong Holdings Ltd.	3.4%
Sumitomo Realty & Development Co., Ltd.	2.9%
Link Real Estate Investment Trust	2.8%
Land Securities Group PLC	2.6%
Hang Lung Properties Ltd.	2.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We continue to be overweight property companies and geographies that we believe provide a combination of yield and growth at attractive valuations. In Europe, we remain underweight with a few exceptions where we have identified opportunity. We favor office companies that focus on London’s West End submarket, and prefer dominant retail mall companies with exposure to the Continent, particularly in the stronger economies of western and northern Europe. In the Asia-Pacific region, we remain overweight the Australian real estate investment trusts (“REITs”) and companies with significant exposure to Tokyo office, where occupancies are improving. We continue to focus on companies that we believe are are attractively valued with investment characteristics that include high quality management, strong and flexible balance sheets, well-positioned properties and focused business plans.

In our opinion, the rationale for an international listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the REIT structure globally. We believe real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to expect total return looking forward to be anchored by a dividend yield in the 4% range plus growth in cash flow per share, which we project to be in the mid single-digit range in 2013 as economic growth continues.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A, B, C and I February 28, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	11.08%	(6.19)%	1.33%		—
Class B(2)	12.07%	(6.11)%	1.47%		—
Class C(3)	16.07%	(5.77)%	1.47%		—
Class I	18.30%	(4.77)%	2.55%		—
Class W	18.15%	—	—		(0.84)%
Excluding Sales Charge:
Class A	17.90%	(5.07)%	2.23%		—
Class B	17.07%	(5.80)%	1.47%		—
Class C	17.07%	(5.77)%	1.47%		—
Class I	18.30%	(4.77)%	2.55%		—
Class W	18.15%	—	—		(0.84)%
S&P Developed ex-US Property Index	19.43%	(4.29)%	2.63	%(4)	(0.76	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from March 1, 2006.

(5)	Since inception performance for the index is shown from February 1, 2008.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
ING Global Real Estate Fund
Class A	$1,000.00	$1,045.00	1.30%	$6.68	$1,000.00	$1,018.60	1.30%	$6.60
Class B	1,000.00	1,041.00	2.05	10.52	1,000.00	1,014.83	2.05	10.38
Class C	1,000.00	1,040.40	2.05	10.51	1,000.00	1,014.83	2.05	10.38
Class I	1,000.00	1,046.50	1.00	5.14	1,000.00	1,020.11	1.00	5.08
Class O	1,000.00	1,045.00	1.30	6.68	1,000.00	1,018.60	1.30	6.60
Class R	1,000.00	1,043.90	1.55	7.96	1,000.00	1,017.34	1.55	7.86
Class W	1,000.00	1,046.30	1.05	5.40	1,000.00	1,019.86	1.05	5.33

ING International Real Estate Fund
Class A	$1,000.00	$1,117.50	1.50%	$7.98	$1,000.00	$1,017.60	1.50%	$7.61
Class B	1,000.00	1,112.50	2.25	11.95	1,000.00	1,013.83	2.25	11.39
Class C	1,000.00	1,113.80	2.25	11.96	1,000.00	1,013.83	2.25	11.39
Class I	1,000.00	1,120.70	1.17	6.24	1,000.00	1,019.25	1.17	5.94
Class W	1,000.00	1,118.60	1.22	6.50	1,000.00	1,019.00	1.22	6.19

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, as indicated, of ING Global Real Estate Fund and ING International Real Estate Fund, each a series of ING Mutual Funds, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2012

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING Global Real Estate Fund	ING International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$4,420,279,306	$501,386,128
Short-term investments at fair value**	74,357,022	—
Total Investments at fair value	$4,494,636,328	$501,386,128
Cash	—	5,903,562
Foreign currencies at value***	1,723,167	697
Receivables:
Investments securities sold	20,246	6,253
Fund shares sold	17,518,942	1,703,735
Dividends	6,893,915	1,353,840
Interest	15	42
Foreign tax reclaims	130,483	20,373
Prepaid expenses	137,188	15,699
Total assets	4,521,060,284	510,390,329

LIABILITIES:
Payable for investment securities purchased	7,016,370	—
Payable for fund shares redeemed	8,942,148	228,358
Payable upon receipt of securities loaned	12,662,243	—
Payable for investment management fees	2,660,283	402,940
Payable for administrative fees	374,741	42,448
Payable for shareholder service and distribution fees	482,521	52,733
Payable to custodian due to bank overdraft	2,043	—
Payable for trustee fees	19,381	2,333
Other accrued expenses and liabilities	1,819,668	239,000
Total liabilities	33,979,398	967,812
NET ASSETS	$4,487,080,886	$509,422,517
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,412,944,472	$732,618,150
Undistributed (distributions in excess of) net investment income	(31,375,577)	26,544,462
Accumulated net realized loss	(900,373,713)	(371,101,220)
Net unrealized appreciation	1,005,885,704	121,361,125
NET ASSETS	$4,487,080,886	$509,422,517
___________________________
+ Including securities loaned at value	$11,876,397	$—
* Cost of investments in securities	$3,414,289,781	$380,005,215
** Cost of short-term investments	$74,357,022	$—
*** Cost of foreign currencies	$1,723,164	$699

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING Global Real Estate Fund	ING International Real Estate Fund
Class A
Net assets	$1,382,690,667		$179,398,350
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	78,702,262		19,956,844
Net asset value and redemption price per share	$17.57		$8.99
Maximum offering price per share (5.75%)(1)	$18.64		$9.54

Class B
Net assets	$12,848,983		$1,681,807
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	889,015		187,652
Net asset value and redemption price per share†	$14.45		$8.96

Class C
Net assets	$209,857,474		$16,339,875
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	13,667,764		1,824,465
Net asset value and redemption price per share†	$15.35		$8.96

Class I
Net assets	$2,495,254,117		$288,945,277
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	142,010,186		32,117,397
Net asset value and redemption price per share	$17.57		$9.00

Class O
Net assets	$13,974,454	$	n/a
Shares authorized	unlimited		n/a
Par value	$—	$	n/a
Shares outstanding	795,369		n/a
Net asset value and redemption price per share	$17.57	$	n/a

Class R
Net assets	$1,134,407	$	n/a
Shares authorized	unlimited		n/a
Par value	$—	$	n/a
Shares outstanding	64,748		n/a
Net asset value and redemption price per share	$17.52	$	n/a

Class W
Net assets	$371,320,784		$23,057,208
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	21,095,215		2,555,205
Net asset value and redemption price per share	$17.60		$9.02

__________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING Global Real Estate Fund	ING International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$111,817,359	$17,353,700
Interest	545	680
Securities lending income, net	333,173	—
Total investment income	112,151,077	17,354,380

EXPENSES:
Investment management fees	27,569,990	4,448,185
Distribution and service fees:
Class A	3,179,467	429,216
Class B	134,852	17,464
Class C	2,035,974	164,480
Class O	34,247	—
Class R	1,624	—
Transfer agent fees:
Class A	2,010,970	114,836
Class B	21,404	1,183
Class C	322,348	11,089
Class I	2,377,659	36,152
Class O	21,670	—
Class R	517	—
Class W	469,907	9,369
Administrative service fees	3,876,008	466,490
Shareholder reporting expense	834,264	40,262
Registration fees	333,867	76,471
Professional fees	473,192	47,859
Custody and accounting expense	1,050,629	260,336
Trustee fees	116,282	13,995
Miscellaneous expense	157,164	34,380
Interest expense	—	229
Total expenses	45,022,035	6,171,996
Net recouped fees	—	54,443
Net expenses	45,022,035	6,226,439
Net investment income	67,129,042	11,127,941
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,193,102	(1,635,677)
Capital gain distributions from underlying funds	1,309	—
Foreign currency related transactions	(145,837)	(34,445)
Net realized gain (loss)	9,048,574	(1,670,122)
Net change in unrealized appreciation (depreciation) on:
Investments	448,852,452	69,116,301
Foreign currency related transactions	(82,139)	(1,955)
Net change in unrealized appreciation (depreciation)	448,770,313	69,114,346
Net realized and unrealized gain	457,818,887	67,444,224
Increase in net assets resulting from operations	$524,947,929	$78,572,165

____________________
* Foreign taxes withheld	$5,961,456	$1,440,746

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING International Real Estate Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$67,129,042	$49,759,483	$11,127,941	$11,496,038
Net realized gain (loss)	9,048,574	8,516,485	(1,670,122)	17,996,396
Net change in unrealized appreciation (depreciation)	448,770,313	(70,803,600)	69,114,346	(65,296,033)
Increase (decrease) in net assets resulting from operations	524,947,929	(12,527,632)	78,572,165	(35,803,599)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(22,875,471)	(35,022,501)	(3,992,144)	(12,831,675)
Class B	(190,386)	(493,908)	(27,741)	(124,007)
Class C	(2,709,030)	(5,139,321)	(261,669)	(1,079,933)
Class I	(44,926,386)	(45,540,364)	(7,188,197)	(18,649,312)
Class O	(244,508)	(398,628)	—	—
Class R	(8,819)	(11)	—	—
Class W	(6,220,786)	(8,822,397)	(419,193)	(569,593)
Return of capital:
Class A	(4,621,844)	(11,743,583)	—	—
Class B	(64,049)	(178,053)	—	—
Class C	(843,782)	(2,200,041)	—	—
Class I	(6,408,486)	(14,846,105)	—	—
Class O	(49,558)	(126,017)	—	—
Class R	(10)	(9)	—	—
Class W	(991,840)	(2,781,899)	—	—
Total distributions	(90,154,955)	(127,292,837)	(11,888,944)	(33,254,520)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,819,038,570	1,702,326,514	111,807,066	137,494,697
Reinvestment of distributions	78,983,105	109,936,296	2,589,613	13,943,866
	1,898,021,675	1,812,262,810	114,396,679	151,438,563
Cost of shares redeemed	(1,286,609,169)	(1,128,349,528)	(146,317,570)	(248,151,949)
Net increase (decrease) in net assets resulting from capital share transactions	611,412,506	683,913,282	(31,920,891)	(96,713,386)
Net increase (decrease) in net assets	1,046,205,480	544,092,813	34,762,330	(165,771,505)

NET ASSETS:
Beginning of year or period	3,440,875,406	2,896,782,593	474,660,187	640,431,692
End of year or period	$4,487,080,886	$3,440,875,406	$509,422,517	$474,660,187
Undistributed (distributions in excess of) net investment income at end of year or period	$(31,375,577)	$21,085,832	$26,544,462	$1,024,400

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund
Class A
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	14.26	17.37	1.49	1.49	†	1.49	†	2.74	†	893,470	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.73	0.04	—	0.77	12.56	(46.00)	1.41	1.41	†	1.41	†	1.76	†	836,314	44
Class B
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	12.01	16.39	2.24	2.24	†	2.24	†	2.06	†	22,218	66
10-31-08	20.67	0.16	•	(9.52)	(9.36)	0.61	0.04	—	0.65	10.66	(46.40)	2.16	2.16	†	2.16	†	0.99	†	23,663	44
Class C
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	12.67	16.40	2.24	2.24	†	2.24	†	2.03	†	149,943	66
10-31-08	21.70	0.16		(9.99)	(9.83)	0.61	0.04	—	0.65	11.22	(46.38)	2.16	2.16	†	2.16	†	0.99	†	153,110	44
Class I
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	14.26	17.76	1.12	1.12	†	1.12	†	2.96	†	457,742	66
10-31-08	24.21	0.38	•	(11.17)	(10.79)	0.81	0.04	—	0.85	12.57	(45.77)	1.01	1.01	†	1.01	†	2.12	†	225,881	44
Class O
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	14.26	17.38	1.49	1.49	†	1.49	†	2.76	†	13,575	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.74	0.04	—	0.78	12.55	(46.03)	1.41	1.41	†	1.41	†	1.74	†	12,758	44
Class R
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class W
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	14.28	17.78	1.12	1.12	†	1.12	†	2.88	†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)	(6.37)	0.33	—	—	0.33	12.59	(33.53)	1.01	1.01	†	1.01	†	1.95	†	50,233	44

ING International Real Estate Fund
Class A
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	8.99	17.90	1.47	1.50		1.50		2.23		179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	7.81	(6.96)	1.47	1.47		1.47		1.84		189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	8.48	25.77	1.73	1.53	†	1.53	†	2.43	†	116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36	—	0.19	0.55	6.91	(50.31)	1.48	1.50	†	1.50	†	1.76	†	89,623	46

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund (continued)
Class B
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	8.96	17.07	2.22	2.25		2.25		1.46		1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	7.78	(7.79)	2.22	2.22		2.22		1.06		2,088	66
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	8.44	24.82	2.48	2.28	†	2.28	†	1.78	†	3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27	—	0.19	0.46	6.88	(50.72)	2.23	2.25	†	2.25	†	1.00	†	4,004	46
Class C
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	8.96	17.07	2.22	2.25		2.25		1.46		16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	7.78	(7.64)	2.22	2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	8.44	24.76	2.48	2.28	†	2.28	†	1.81	†	26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27	—	0.19	0.46	6.88	(50.69)	2.23	2.25	†	2.25	†	1.00	†	36,661	46
Class I
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	9.00	18.30	1.17	1.17		1.17		2.56		288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	7.82	(6.75)	1.14	1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	8.49	26.12	1.23	1.23	†	1.23	†	2.80	†	387,251	72
10-31-08	14.58	0.23	•	(7.31)	(7.08)	0.39	—	0.19	0.58	6.92	(50.14)	1.16	1.18	†	1.18	†	2.22	†	290,227	46
Class W
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	9.02	18.15	1.22	1.22		1.22		2.20		23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	7.84	(6.76)	1.22	1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19	—	—	0.19	8.51	26.61	1.23	1.23	†	1.23	†	2.85	†	2,094	72
02-12-08(4)–10-31-08	11.48	0.17	•	(4.59)	(4.42)	0.10	—	0.05	0.15	6.91	(38.91)	1.18	1.20	†	1.20	†	2.45	†	307	46

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012

NOTE 1 — ORGANIZATION

ING Mutual Funds (“IMF”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Global Real Estate and International Real Estate.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$1,959,199,291	$1,380,311,308
International Real Estate	203,771,456	240,709,527

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter

CBRE Clarion Securities LLC serves as the sub-adviser for each of the funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of the respective Funds.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

ING Investments Distributor (“IID” or “Distributor”) is the principal underwriter for the Fund. The Investment Adviser, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$96,670	$—
International Real Estate	2,191	—
Contingent Deferred Sales Charges:
Global Real Estate	$3,505	$4,398
International Real Estate	—	174

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2012, there were no indirect, wholly-owned subsidiaries of ING Groep that owned more than 5% of the Funds.

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds may have common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2012, the below Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
International Real Estate	Custody	$65,429

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	2.00%	1.50%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%

Pursuant to a side agreement, ING Investments has further lowered the expense limits for Global Real Estate. If ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue. The side agreement will only renew if ING Investments elects to renew it.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate(1)	1.65%	2.40%	2.40%	1.40%	1.65%	1.90%	1.40%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2012, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Fund utilized the line of credit during the year ended October 31, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International Real Estate	7	$974,286	1.23%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2012	38,538,258	1,456,067	(38,319,157)	1,675,168	621,128,173	24,047,916	(608,477,258)	36,698,831
10/31/2011	35,678,698	2,539,908	(33,801,169)	4,417,437	583,010,229	40,568,806	(539,329,675)	84,249,360
Class B
10/31/2012	11,739	14,801	(267,951)	(241,411)	158,785	201,335	(3,611,650)	(3,251,530)
10/31/2011	15,686	40,781	(428,772)	(372,305)	211,758	543,851	(5,856,328)	(5,100,719)
Class C
10/31/2012	1,787,676	173,966	(3,327,634)	(1,365,992)	25,933,783	2,519,125	(47,606,213)	(19,153,305)
10/31/2011	3,871,056	368,665	(3,233,525)	1,006,196	55,991,916	5,190,100	(46,083,893)	15,098,123
Class I
10/31/2012	62,603,418	2,747,034	(31,894,762)	33,455,690	1,019,087,711	45,517,477	(522,767,690)	541,837,498
10/31/2011	55,667,213	3,313,362	(26,245,082)	32,735,493	909,749,138	52,673,272	(416,986,757)	545,435,653
Class O
10/31/2012	183,265	798	(247,523)	(63,460)	3,038,280	13,150	(4,134,776)	(1,083,346)
10/31/2011	115,732	1,039	(172,483)	(55,712)	1,892,052	16,607	(2,819,602)	(910,943)
Class R
10/31/2012	64,528	515	(488)	64,555	1,095,388	8,816	(8,194)	1,096,010
8/5/2011(1)–10/31/2011	193	—	—	193	2,998	—	—	2,998
Class W
10/31/2012	8,916,430	401,957	(6,180,324)	3,138,063	148,596,450	6,675,286	(100,003,388)	55,268,348
10/31/2011	9,234,130	684,225	(7,206,362)	2,711,993	151,468,423	10,943,660	(117,273,273)	45,138,810
International Real Estate
Class A
10/31/2012	1,008,164	111,736	(5,433,089)	(4,313,189)	7,978,838	877,091	(41,535,296)	(32,679,367)
10/31/2011	7,227,357	1,171,944	(11,322,447)	(2,923,146)	62,494,032	10,119,648	(96,244,789)	(23,631,109)
Class B
10/31/2012	2,854	2,496	(85,951)	(80,601)	21,681	19,618	(672,038)	(630,739)
10/31/2011	3,697	9,939	(87,778)	(74,142)	31,996	85,732	(742,635)	(624,907)
Class C
10/31/2012	97,977	21,910	(733,750)	(613,863)	772,746	172,293	(5,721,772)	(4,776,733)
10/31/2011	304,400	80,431	(855,106)	(470,275)	2,651,330	693,114	(7,322,661)	(3,978,217)
Class I
10/31/2012	11,016,293	180,733	(11,557,697)	(360,671)	84,817,266	1,434,775	(90,204,108)	(3,952,067)
10/31/2011	7,030,985	329,211	(16,139,496)	(8,779,300)	60,667,094	2,824,850	(138,463,131)	(74,971,187)
Class W
10/31/2012	2,323,879	10,780	(1,089,716)	1,244,943	18,216,535	85,836	(8,184,356)	10,118,015
10/31/2011	1,339,658	25,637	(640,252)	725,043	11,650,245	220,522	(5,378,733)	6,492,034

(1)	Commencement of operations.

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS (continued)

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (All Funds). The Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — SECURITIES LENDING

Under an agreement with BNY the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2012, the following Fund had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Global Real Estate	$11,876,397	$12,662,243

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of October 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
Global Real Estate(1)(2)	$—	$(42,415,065)	$42,415,065
International Real Estate(3)	(72)	26,281,065	(26,280,993)

(1)	Amounts are as of the Fund’s tax year ended December 31, 2011.

(2)	$41,759,572 relates to the tax treatment of passive foreign investment companies.

(3)	$26,786,859 relates to the tax treatment of passive foreign investment companies.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Ordinary Income	Return of Capital	Ordinary Income
Global Real Estate(1)	$42,768,770	$44,855,276	$96,683,542
International Real Estate	11,888,944	—	33,254,520

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2011 and December 31, 2010.

Global Real Estate estimates that the tax composition of dividends and distributions to shareholders from January 1, 2012 to October 31, 2012 is $71,816,063 of ordinary income. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Global Real Estate (1)	$—	$(14,507,115)	$(2,950,661)	$173,819,626	$(164,232,218)	Short-term	2016
					(414,424,595)	Short-term	2017
					(79,668,453)	Short-term	2018
					(31,975,045)	Short-term	None
					(1,320,625)	Long-term	None
					$(691,620,936)
International Real Estate	26,550,713	—	—	45,194,565	(26,312)	Short-term	2014
					(2,556,095)	Short-term	2015
					(67,952,089)	Short-term	2016
					(159,911,905)	Short-term	2017
					(43,046,092)	Short-term	2018
					(8,974,059)	Short-term	2019
					(6,505,841)	Short-term	None
					(5,962,232)	Long-term	None
					$(294,934,625)

(1)	As of the Fund’s tax year ended December 31, 2011.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of October 31, 2012, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.5%
		Australia: 10.0%
56,860,716		Dexus Property Group	$58,034,242	1.3
8,582,705		Goodman Group	39,400,838	0.9
12,487,334		Westfield Group	138,037,150	3.1
28,492,481		Westfield Retail Trust	91,491,908	2.0
54,275,453		Other Securities	123,732,605	2.7
			450,696,743	10.0

		Brazil: 0.2%
479,600		Other Securities	8,028,557	0.2

		Canada: 2.0%
2,540,700		Other Securities	89,575,946	2.0

		China: 0.8%
14,206,000		China Overseas Land & Investment Ltd.	36,990,268	0.8

		France: 4.9%
1,063,119		Klepierre	39,434,416	0.9
538,695		Unibail	121,332,719	2.7
680,088		Other Securities	60,697,590	1.3
			221,464,725	4.9

		Germany: 0.8%
1,090,911		Other Securities	37,903,613	0.8

		Hong Kong: 10.9%
7,339,109		Cheung Kong Holdings Ltd.	108,175,243	2.4
7,640,000		Kerry Properties Ltd.	37,877,242	0.8
16,154,900		Link Real Estate Investment Trust	80,279,415	1.8
26,893,086		Sino Land Co.	47,978,805	1.1
5,453,000		Sun Hung Kai Properties Ltd.	75,381,948	1.7
5,692,346		Wharf Holdings Ltd.	38,812,138	0.9
32,319,839		Other Securities	99,589,983	2.2
			488,094,774	10.9

		Japan: 14.3%
577,700		Daito Trust Construction Co., Ltd.	58,311,227	1.3
5,765		Japan Real Estate Investment Corp.	57,726,759	1.3
20,106		Japan Retail Fund Investment Corp.	36,654,964	0.8
9,126,423		Mitsubishi Estate Co., Ltd.	180,617,009	4.0
7,334,888		Mitsui Fudosan Co., Ltd.	148,273,011	3.3
1,306,100		Sumitomo Realty & Development Co., Ltd.	36,090,304	0.8
8,637,000		Tokyo Tatemono Co., Ltd.	35,547,303	0.8
741,920		Other Securities	88,934,802	2.0
			642,155,379	14.3

		Netherlands: 0.2%
220,268		Other Securities	8,638,023	0.2

		Singapore: 4.8%
42,364,000	L	CapitaCommercial Trust	54,355,186	1.2
18,506,158		CapitaLand Ltd.	49,284,654	1.1
24,119,991		CapitaMall Trust	41,500,839	1.0
19,688,600		Global Logistic Properties Ltd.	41,308,517	0.9
11,801,900		Other Securities	26,609,667	0.6
			213,058,863	4.8

		Sweden: 0.7%
2,387,200		Other Securities	31,257,284	0.7

		Switzerland: 0.6%
275,052		Other Securities	25,259,867	0.6

		United Kingdom: 5.2%
8,215,673		Hammerson PLC	62,650,330	1.4
5,759,553		Land Securities Group PLC	74,847,198	1.7
12,867,939		Other Securities	96,586,654	2.1
			234,084,182	5.2

		United States: 43.1%
531,800		American Tower Corp.	40,039,222	0.9
598,008		AvalonBay Communities, Inc.	81,065,965	1.8
1,160,900		Boston Properties, Inc.	123,403,670	2.8
905,600		BRE Properties, Inc.	43,785,760	1.0
2,942,200		DDR Corp.	45,192,192	1.0
1,674,400		Douglas Emmett, Inc.	39,264,680	0.9
1,053,700		Equity Residential	60,492,917	1.3
370,100		Essex Property Trust, Inc.	55,515,000	1.2
387,500		Federal Realty Investment Trust	41,784,125	0.9
4,643,111		General Growth Properties, Inc.	91,283,562	2.0
1,778,329		HCP, Inc.	78,779,975	1.8
1,036,300		Health Care Real Estate Investment Trust, Inc.	61,587,309	1.4
7,040,435		Host Hotels & Resorts, Inc.	101,804,690	2.3
1,195,400		Kilroy Realty Corp.	53,087,714	1.2
3,409,900		Kimco Realty Corp.	66,561,248	1.5
1,594,575		Liberty Property Trust	56,001,474	1.2
1,706,741		Macerich Co.	97,284,237	2.2
958,000		Post Properties, Inc.	46,759,980	1.0
2,521,802		ProLogis, Inc.	86,472,591	1.9
456,524		Public Storage, Inc.	63,287,922	1.4
1,372,020		Simon Property Group, Inc.	208,835,164	4.7
1,110,830		SL Green Realty Corp.	83,645,499	1.9
751,100		Taubman Centers, Inc.	58,998,905	1.3

See Accompanying Notes to Financial Statements

25

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
3,040,055	UDR, Inc.	$73,782,135	1.6
1,109,404	Ventas, Inc.	70,191,991	1.6
2,738,702	Other Securities	104,163,155	2.3
		1,933,071,082	43.1
	Total Common Stock (Cost $3,414,289,781)	4,420,279,306	98.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc(1): 0.3%
3,007,283	Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $3,007,304, collateralized by various U.S. Government Agency Obligations, 2.185%–7.000%, Market Value plus accrued interest $3,067,429, due 10/01/20–12/01/47)	3,007,283	0.1
3,007,283	Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $3,007,309, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $3,067,429, due 11/15/12–9/20/62)	3,007,283	0.1
3,007,283	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $3,007,312, collateralized by various U.S. Government Securities, 0.000%–2.125%, Market Value plus accrued interest $3,067,429, due 07/15/15–02/15/41)	3,007,283	0.1
3,007,283	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $3,007,310, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $3,067,429, due 01/01/27–10/20/42)	3,007,283	0.0
633,111	Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $633,115, collateralized by various U.S. Government Securities, 0.000%–5.250%, Market Value plus accrued interest $645,773, due 02/15/13–11/15/28)	633,111	0.0
		12,662,243	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
61,694,779	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $61,694,779)	61,694,779	1.4

	Total Short-Term Investments (Cost $74,357,022)	74,357,022	1.7

	Total Investments in Securities (Cost $3,488,646,803)	$4,494,636,328	100.2
	Liabilities in Excess of Other Assets	(7,555,442)	(0.2)
	Net Assets	$4,487,080,886	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,794,623,567.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$852,224,750
Gross Unrealized Depreciation	(152,211,989)
Net Unrealized Appreciation	$700,012,761

See Accompanying Notes to Financial Statements

26

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

REIT Diversification	Percentage of Net Assets
Retail REITs	29.9%
Diversified Real Estate Activities	16.6
Office REITs	12.7
Specialized REITs	9.7
Residential REITs	9.1
Diversified REITs	8.8
Real Estate Development	4.7
Real Estate Operating Companies	3.9
Industrial REITs	2.9
Hotels, Resorts & Cruise Lines	0.2
Short-Term Investments	1.7
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$450,696,743	$—	$450,696,743
Brazil	8,028,557	—	—	8,028,557
Canada	89,575,946	—	—	89,575,946
China	—	36,990,268	—	36,990,268
France	13,007,738	208,456,987	—	221,464,725
Germany	—	37,903,613	—	37,903,613
Hong Kong	—	488,094,774	—	488,094,774
Japan	—	642,155,379	—	642,155,379
Netherlands	—	8,638,023	—	8,638,023
Singapore	—	213,058,863	—	213,058,863
Sweden	—	31,257,284	—	31,257,284
Switzerland	—	25,259,867	—	25,259,867
United Kingdom	9,203,096	224,881,086	—	234,084,182
United States	1,933,071,082	—	—	1,933,071,082
Total Common Stock	2,052,886,419	2,367,392,887	—	4,420,279,306
Short-Term Investments	61,694,779	12,662,243	—	74,357,022
Total Investments, at fair value	$2,114,581,198	$2,380,055,130	$—	$4,494,636,328

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

27

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.4%
	Australia: 16.3%
3,363,200	Centro Retail Australia	$7,498,556	1.5
8,825,657	Dexus Property Group	9,007,806	1.8
1,616,644	Goodman Group	7,421,568	1.4
980,639	GPT Group	3,621,378	0.7
1,306,800	Investa Office Fund	4,028,434	0.8
5,458,317	Mirvac Group	8,516,196	1.7
2,277,876	Westfield Group	25,180,036	4.9
2,547,490	Westfield Retail Trust	8,180,219	1.6
6,852,449	Other Securities	9,515,302	1.9
		82,969,495	16.3

	Austria: 0.8%
933,418	Other Securities	4,085,292	0.8

	Brazil: 0.4%
145,000	Other Securities	2,022,968	0.4

	Canada: 3.6%
109,100	Boardwalk Real Estate Investment Trust	7,020,633	1.3
122,100	Dundee Real Estate Investment Trust	4,480,565	0.9
260,200	RioCan Real Estate Investment Trust	7,096,719	1.4
		18,597,917	3.6

	China: 0.9%
1,762,900	China Overseas Land & Investment Ltd.	4,590,324	0.9

	Finland: 0.2%
291,610	Other Securities	955,153	0.2

	France: 8.3%
45,000	Fonciere Des Regions	3,621,935	0.7
58,245	ICADE	5,242,094	1.0
178,791	Klepierre	6,631,919	1.3
97,957	Unibail	22,063,299	4.4
42,321	Other Securities	4,711,265	0.9
		42,270,512	8.3

	Germany: 1.5%
113,409	GSW Immobilien AG	4,661,568	0.9
268,310	Other Securities	3,258,822	0.6
		7,920,390	1.5

	Hong Kong: 18.8%
1,159,965	Cheung Kong Holdings Ltd.	17,097,375	3.4
3,020,895	Hang Lung Properties Ltd.	10,460,125	2.0
1,167,000	Henderson Land Development Co., Ltd.	8,048,002	1.6
990,600	Kerry Properties Ltd.	4,911,151	1.0
2,859,400	Link Real Estate Investment Trust	14,209,370	2.8
4,424,698	Sino Land Co.	7,893,915	1.5
1,390,800	Sun Hung Kai Properties Ltd.	19,226,336	3.8
1,366,000	Swire Properties Ltd.	4,220,529	0.8
892,285	Wharf Holdings Ltd.	6,083,869	1.2
550,794	Other Securities	3,482,547	0.7
		95,633,219	18.8

	Italy: 0.1%
1,179,920	Other Securities	663,116	0.1

	Japan: 24.1%
2,200	Advance Residence Investment Corp.	4,770,150	0.9
157,600	Aeon Mall Co., Ltd.	4,087,813	0.8
97,200	Daito Trust Construction Co., Ltd.	9,811,063	1.9
854	Japan Real Estate Investment Corp.	8,551,371	1.7
4,023	Japan Retail Fund Investment Corp.	7,334,274	1.4
1,504,400	Mitsubishi Estate Co., Ltd.	29,772,916	5.9
1,111,877	Mitsui Fudosan Co., Ltd.	22,476,328	4.4
745	Mori Hills REIT Investment Corp.	3,620,976	0.7
530,100	Sumitomo Realty & Development Co., Ltd.	14,647,784	2.9
989,000	Tokyo Tatemono Co., Ltd.	4,070,428	0.8
3,823	United Urban Investment Corp.	4,596,684	0.9
1,649	Other Securities	9,181,159	1.8
		122,920,946	24.1

	Netherlands: 0.5%
61,522	Other Securities	2,533,205	0.5

	Philippines: 0.6%
50,000,000	Other Securities	2,966,619	0.6

	Singapore: 10.1%
7,498,900	CapitaCommercial Trust	9,621,473	1.9
3,275,637	CapitaLand Ltd.	8,723,509	1.7
3,375,683	CapitaMall Trust	5,808,198	1.1
3,250,000	CapitaMalls Asia Ltd.	4,904,297	1.0
3,616,600	Global Logistic Properties Ltd.	7,587,964	1.5
4,818,000	Mapletree Commercial Trust	4,769,611	0.9
4,237,400	Mapletree Industrial Trust	4,856,909	1.0
3,300,000	Suntec Real Estate Investment Trust	4,334,352	0.8
507,000	Other Securities	978,229	0.2
		51,584,542	10.1

See Accompanying Notes to Financial Statements

28

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Sweden: 1.7%
323,196	Castellum AB	$4,332,175	0.9
347,783	Other Securities	4,133,923	0.8
		8,466,098	1.7

	Switzerland: 1.7%
53,683	PSP Swiss Property AG	4,930,069	1.0
43,674	Swiss Prime Site AG	3,646,144	0.7
		8,576,213	1.7

	United Kingdom: 8.8%
673,730	British Land Co. PLC	5,754,833	1.1
615,883	Great Portland Estates PLC	4,650,786	0.9
1,176,416	Hammerson PLC	8,971,006	1.8
995,082	Land Securities Group PLC	12,931,403	2.6
3,972,552	Other Securities	12,322,091	2.4
		44,630,119	8.8

	Total Common Stock (Cost $380,005,215)	501,386,128	98.4
	Assets in Excess of Other Liabilities	8,036,389	1.6
	Net Assets	$509,422,517	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $456,171,810.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$80,447,520
Gross Unrealized Depreciation	(35,233,202)
Net Unrealized Appreciation	$45,214,318

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	27.4%
Retail REITs	24.4
Diversified REITs	13.3
Real Estate Operating Companies	12.6
Office REITs	8.3
Real Estate Development	6.6
Residential REITs	2.9
Industrial REITs	2.9
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$1,638,364	$81,331,131	$—	$82,969,495
Austria	—	4,085,292	—	4,085,292
Brazil	2,022,968	—	—	2,022,968
Canada	18,597,917	—	—	18,597,917
China	—	4,590,324	—	4,590,324
Finland	—	955,153	—	955,153
France	1,573,889	40,696,623	—	42,270,512
Germany	738,781	7,181,609	—	7,920,390
Hong Kong	—	95,633,219	—	95,633,219
Italy	—	663,116	—	663,116
Japan	—	122,920,946	—	122,920,946
Netherlands	—	2,533,205	—	2,533,205
Philippines	—	2,966,619	—	2,966,619
Singapore	—	51,584,542	—	51,584,542
Sweden	—	8,466,098	—	8,466,098
Switzerland	3,646,144	4,930,069	—	8,576,213
United Kingdom	4,797,371	39,832,748	—	44,630,119
Total Common Stock	33,015,434	468,370,694	—	501,386,128
Total Investments, at fair value	$33,015,434	$468,370,694	$—	$501,386,128

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers

See Accompanying Notes to Financial Statements

29

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

between levels at the end of the reporting period. At October 31, 2012, securities valued at $9,566,133 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

30

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2012 were as follows:

Fund Name	Type	Per Share Amount
ING Global Real Estate Fund
Class A	NII	$0.2967
Class B	NII	$0.2027
Class C	NII	$0.1958
Class I	NII	$0.3456
Class O	NII	$0.2957
Class R	NII	$0.2871
Class W	NII	$0.3370
All Classes	ROC	$0.0574
ING International Real Estate Fund
Class A	NII	$0.1910
Class B	NII	$0.1297
Class C	NII	$0.1297
Class I	NII	$0.2196
Class W	NII	$0.2128

NII — Net investment income

ROC — Return of capital

Of the ordinary distributions made during Global Real Estate’s tax year ended December 31, 2011, 0.47% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended October 31, 2012, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	41.19%
International Real Estate	20.95%

(1)	As of Fund’s tax year ended December 31, 2011.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Real Estate (1)	$3,558,674	$0.0155	81.09%
International Real Estate	$512,862	$0.0091	41.33%

(1)	Amounts are as of Fund’s tax year ended December 31, 2011.

*	None of the Funds’ income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (Independent Trustee). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	138	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007–Present	Retired.	138	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	138	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001–Present).	138	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/ Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	138	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	138	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	174	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of November 30, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investment Management, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (August 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTREAL    (1012-122012)

Annual Report

October 31, 2012

Classes A, B, C, I, O, R and W

Global and International Funds
■  ING Diversified International Fund
■  ING Global Bond Fund
■  ING Global Value Choice Fund
■  ING Index Plus International Equity Fund
■  ING International Small Cap Fund
■  ING International Value Choice Fund
■  ING International Value Fund
■  ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	23
Report of Independent Registered Public Accounting Firm	25
Statements of Assets and Liabilities	26
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	42
Summary Portfolios of Investments	63
Tax Information	101
Trustee and Officer Information	103
Advisory Contract Approval Discussion	107

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Seeking Certainty

Dear Shareholder,

It’s been said that history doesn’t repeat; it rhymes. Human societies have always been competitive, their destinies uncertain; the resulting quest for safety and security has prompted attempts by the wealthy and powerful to lock in their advantages.

In 1494, Spain and Portugal, then the preeminent navigational powers of Europe, signed the Treaty of Tordesillas in which the Pope divided the New World into two zones of Spanish or Portuguese control. At the time it seemed an effective way to avoid costly skirmishes as empire building got underway. However, countries such as England and France, left out of the treaty, ignored it and pursued their own interests aggressively. Numerous wars and political intrigues followed, and ultimately both Portugal and Spain lost their status as world powers.

In our own time we’ve seen the unwinding of the competition and alliances that defined the Cold War era until the demise of the Soviet Union in 1991. During that period, a few wealthy and powerful nations called the shots for either capitalism or communism, and most other nations followed their lead. In the Cold War’s aftermath, individual nations have pursued their own interests. Competition has increased, and capital has readily flowed to areas offering the greatest returns. As a result, the balance of economic power has shifted dramatically. Once-poor nations have grown wealthy, and some wealthy nations have lost stature as investment, jobs and technological leadership moved to other shores.

In today’s turbulent world, economic and political pressures suggest that people will seek relief from uncertainty, and new alignments of power may emerge that we haven’t even imagined. Considering this as an investor, should you embrace the dynamic but unclear global opportunities that may be opening up? Or should you tighten your grip on what you know?

At ING Funds we believe in respect for the lessons of history as context for new investment ideas. Toward that end, we advocate well-diversified portfolios that focus on long-term needs rather than trying to exploit each passing fad or fashion. We believe it’s best to take well-understood, well-managed risks, with a focus on your goals. In some cases that may mean embracing the new, in other instances it can mean staying with the familiar.

As always, we recommend discussing any investment ideas and potential portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 30, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2012

In the first half of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends gained an impressive 8.71%, including the best first quarter rally since 1998. But in the two months from early April, the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the whole fiscal year the Index gained 11.10%. (The MSCI World IndexSM returned 9.45% for the one year ended October 31, 2012, measured in U.S. dollars.)

Much of the first half’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, the three-month average of 245,000 new jobs reported in March slumped to only 94,000 jobs in September. The October report was contradictory, with employers reporting a mediocre 114,000 new jobs created, but 86,000 added to prior months’ estimates. The unemployment rate fell to 7.8% on the basis of an 873,000 increase in the numbers employed, but temporary jobs accounted for two thirds of the increase.

By October, other economic data, from average hourly earnings growth to manufacturing activity and industrial production to gross domestic product (“GDP”) growth were mostly unconvincing. There was some relief in the housing market, however. The final S&P/Case-Shiller 20-City Composite Home Price Index rose for the third month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended October over 12% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In June, a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was tortuously agreed. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 5.25% in the one year ended October 31, 2012. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.66%, long-dated Treasuries returned a remarkable 10.40%, just ahead of another sub-index, the Barclays Capital U.S. Investment Grade Corporate Bond Index which rose 10.21%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained an equity-like 13.58%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.21% in the one year ended October 31, 2012. By sector, telecommunications led the way with a return of 26.22%, followed by healthcare with a return of 22.12%. No sector incurred a loss, but energy and materials (respectively 6.51% and 7.41%) suffered from the weakening outlook for global growth. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but analysts forecast slippage in the third.

In currency markets, the ongoing euro zone crisis drove the dollar up 6.93% against the euro over the fiscal year. But the dollar slipped 0.26% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar gained 2.05% to the yen, which had been trading near post-war high levels as the year started and fell as the Bank of Japan repeatedly threatened intervention.

In international markets, the MSCI Japan® Index did not participate in the rally, ending the fiscal year down 0.86%, having been ahead nearly 15% in March. The market fell harder than others in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 12.29% for the one year ended October 31, 2012, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record unemployment at 11.6%. The MSCI UK® Index rose by less: 8.61%. The market was weighed down by its near one third exposure to energy and materials stocks, sectors which suffered negative returns as concern about global growth intensified.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Investment Grade Corporate Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

BENCHMARK DESCRIPTIONS

Index	Description
S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Euro-Pacific Asia Composite SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of October 31, 2012 (percent of net assets)
International Equity	85%
Emerging Markets	15%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.19% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 3.98% for the same period.

Portfolio Specifics: The Fund’s strategic allocation consists of MSCI EAFE® 40%, MSCI EAFE® Growth 20%, MSCI EAFE® Value 20%, MSCI Emerging Markets 15% and MSCI EAFE® Small Cap 5%. During the second calendar quarter of 2012, the Fund eliminated its strategic allocation to international real estate investment trusts, which had previously been 5%, and reduced its strategic allocation to MSCI EAFE® Small Cap from 10% to 5%. The Fund’s strategic allocation to MSCI EAFE® increased from 30% to 40% as a result of these changes. The strategic allocation changes were made with the intention of reducing the Fund’s overall volatility and improving its risk-adjusted returns.

While the Fund’s strategic allocation to MSCI EAFE® Value remained constant during the period, the Fund reduced its target allocation to the ING International Value Fund and added the iShares MSCI EAFE® Value Index Fund.

The Fund’s performance relative to its benchmark was largely related to the performance of the underlying funds. ING International Core Fund, ING International Growth Fund, and ING International Small Cap Fund, which in aggregate represent close to 65% of the Fund’s assets, outperformed their respective benchmarks. Conversely, ING International Value Fund and ING Emerging Markets Equity Fund underperformed their respective benchmarks and detracted from the Fund’s performance.

The Fund’s strategic allocation differs in some respects from the allocation underlying its benchmark. The effect of this was positive over the reporting period as the Fund benefited from its exposure to international small capitalization and international real estate companies. The Fund also benefited from its structural underweighting in Canadian equities which underperformed the benchmark.

Current Strategy and Outlook: Sovereign debt issues in Europe and debates over a hard landing in China dominated the headlines within international markets over the period and continue to present meaningful risks. Within Europe, the European Central Bank’s announcement of its bond-purchase program was successful in lowering yields in the peripheral countries. However, the onus is now on the sovereign governments to take the next step and formally request assistance, something no politician is eager to do because of the conditions that may be attached to such assistance. China has begun to show signs of stabilization but data have been mixed. For example, recent reports on new loan growth were strong but came in below consensus. Nonetheless, money supply growth surprised on the upside. As a result of the lack of clarity in Europe and China, we maintain a neutral tactical asset allocation position.

(1)	The members of the Asset Allocation Committee are: Halvard Kvaale, Paul Zemsky and Heather Hackett. Effective August 30, 2012, Bill Evans was replaced with Halvard Kvaale as a member of the Asset Allocation Committee.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A, B, C and I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class R December 12, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(0.90)%	(7.59)%	0.20%		—		—		—
Class B(2)	(0.63)%	(7.52)%	0.33%		—		—		—
Class C(3)	3.39%	(7.21)%	0.30%		—		—		—
Class I	5.43%	(6.25)%	1.29%		—		—		—
Class O	5.09%	—	—		(4.83)%		—		—
Class R	4.87%	(6.70)%	—		—		(2.44)%		—
Class W	5.48%	—	—		—		—		(2.96)%
Excluding Sales Charge:
Class A	5.19%	(6.50)%	1.07%		—		—		—
Class B	4.37%	(7.19)%	0.33%		—		—		—
Class C	4.39%	(7.21)%	0.30%		—		—		—
Class I	5.43%	(6.25)%	1.29%		—		—		—
Class O	5.09%	—	—		(4.83)%		—		—
Class R	4.87%	(6.70)%	—		—		(2.44)%		—
Class W	5.48%	—	—		—		—		(2.96)%
MSCI ACWI ex-US	3.98%	(5.08)%	2.83	%(4)	(3.96	)%(5)	(0.26	)%(6)	(2.04	)%(7)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from December 1, 2006.

(7)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

	Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	United States	41.8%
	Brazil	8.3%
	Italy	5.5%
	Mexico	4.9%
	France	3.7%
	South Africa	3.4%
	Germany	2.3%
	Russia	2.2%
	Malaysia	0.6%
	Countries between 0.0%–1.9%ˆ	17.7%
	Assets in Excess of Other Liabilities*	9.6%
	Net Assets	100.0%

*	Includes short-term investments and purchased options.
ˆ	Includes 51 countries, which each represents 0.0%–1.9% of net assets.

	Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, Michael Mata and Robert Robis, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.69% compared to the Barclays Capital Global Aggregate Index (“BCGA Index”), which returned 3.54% for the same period. Class A shares had $0.17 per share of return of capital for the year ended October 31, 2012.

Portfolio Specifics: The Fund outperformed its benchmark for the reporting period, thanks to strong contributions from credit allocations and sector selection. Active currency management and interest rate decisions contributed as well, to a lesser degree. A strong year for credit markets helped generate good total returns across most fixed income classes, despite uncertainty about fiscal policies and election outcomes in Europe and the United States, and slowing global economic growth. Two major periods of risk aversion, November 2011 and May 2012, were related to the ongoing sovereign debt crisis in peripheral Europe. Supportive policy responses from the European Central Bank (“ECB”) and the U.S. Federal Reserve (“Fed”) helped stabilize financial markets, but not without investors suffering periods of acute market volatility.

The Fund maintained overweight core allocations to domestic credit sectors (U.S. investment grade and high yield corporates, and mortgage-backed securities) and emerging market (“EM”) credit sectors such as U.S.-dollar-denominated sovereigns and corporates. The Fund’s above average credit allocation benefited returns. Near period-end we lowered the Fund’s U.S. high yield allocation as valuations became expensive, shifting to what we believe are more attractively valued EM corporate bonds and other sectors.

The Fund maintained a core overweight of EM currency exposure versus the euro, favoring high quality, higher yielding currencies we felt could best deal with periods of heightened volatility and slowing global growth. Among these were the Mexican peso, Brazilian real, Malaysian ringgit and Russian ruble. Active currency management helped offset the drag on returns that would normally be expected in a period of U.S. dollar strength.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6.5%
France Government Bond OAT, 2.250%, 10/25/22	3.7%
United States Treasury Bond, 2.750%, 08/15/42	2.9%
Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	2.8%
Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	2.5%
Mexican Bonos, 7.750%, 11/13/42	2.0%
Freddie Mac, 1.000%, 09/29/17	1.9%
Netherlands Government Bond, 4.500%, 07/15/17	1.6%
South Africa Government Bond, 8.750%, 02/28/48	1.6%
Petroleos Mexicanos, 7.650%, 11/24/21	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Fund had no exposure to Japanese government debt and generally avoided the most troubled parts of Europe during the fiscal year. Only in August, after the ECB pledged support for troubled sovereign markets, did the Fund tentatively re-enter Europe — adding Italian bonds, the only peripheral European country whose debt appears sustainable at current yield levels. We also reduced underweights in European currencies. Though more constructive on the euro zone than we’ve been in some time, we remain cautious awaiting clarity about the actual funding needs of the most indebted nations, notably Spain.

We adapted interest rate exposure to sharp changes in market sentiment stemming from central bank activity, such as the Fed’s third round of quantitative easing . The Fund generally had lower exposure to developed market interest rates and greater exposure to local currency EM rates. We favored Brazil, Australia, Russia and Chile — countries with higher interest rates that we expected to remain stable or decline because of slowing economic growth. At various points during the period, the Fund took advantage of short-term rises in U.K. gilt yields by tactically overweighting U.K. duration, as the Bank of England was engaged in quantitative easing measures designed to keep U.K. gilt yields from rising over the longer-term.

Derivatives were used to manage currency and duration exposures and generally helped results. Currency forwards were the primary tool for gaining currency exposure. A significant portion of local currency EM rate exposure was derived with interest rate swaps.

Current Strategy and Outlook: We think U.S. credit valuations are less attractive than a year ago, but Fed actions to suppress Treasury yields will remain supportive for credit products. We believe two thousand thirteen will be a year where a greater share of returns will come from earning yield than from spread compression, though we don’t expect meaningful spread widening in most sectors.

The Fund will seek to enhance yield through interest-rate positioning, favoring such countries as Mexico, Chile and Italy while underweighting Japan and the United States. We believe the Obama administration and Congress will compromise on the “fiscal cliff” and avoid the debt ceiling, allowing Treasury yields to rise somewhat as reduced uncertainty triggers outflows from safe assets. Should the rate rise during 2013, the Fund will seek to underweight U.S. yields tactically.

We continue to favor U.S. and foreign corporate bonds, emerging market local and hard currency bonds, as well as mortgage-backed securities. We expect to maintain underweight exposure to German interest rates in favor of Italy, and may also underweight France against Germany. The Fund continues to seek tactical interest rate opportunities within the U.K. and Eastern Europe.

We believe global growth should improve and generally support emerging economies. We favor EM corporates and sovereigns and remain focused on EM currencies such as the rupee, Mexican peso and ruble. We are bearish on the euro but believe ECB and Fed actions have taken the bad news out of peripheral Europe, which could provide opportunities in Eastern European economies such as Poland. China’s economy appears to have resumed growth, which should benefit the Korean won and Malaysian ringgit.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL BOND FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A, B, C and I June 30, 2006		Since Inception of Class O June 4, 2008		Since Inception of Class R August 5, 2011		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	3.06%	7.48%	7.53%		—		—		—
Class B(2)	(0.16)%	6.89%	7.52%		—		—		—
Class C(3)	3.87%	7.21%	7.56%		—		—		—
Class I	5.94%	8.47%	8.77%		—		—		—
Class O	5.62%	—	—		7.48%		—		—
Class R	5.30%	—	—		—		2.92%		—
Class W	5.89%	—	—		—		—		7.45%
Excluding Sales Charge:
Class A	5.69%	8.02%	8.36%		—		—		—
Class B	4.78%	7.20%	7.52%		—		—		—
Class C	4.86%	7.21%	7.56%		—		—		—
Class I	5.94%	8.47%	8.77%		—		—		—
Class O	5.62%	—	—		7.48%		—		—
Class R	5.30%	—	—		—		2.92%		—
Class W	5.89%	—	—		—		—		7.45%
Barclays Capital Global Aggregate Index	3.54%	5.85%	6.53	%(4)	5.45	%(5)	3.02	%(6)	6.35%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from July 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from August 1, 2011.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	United States	28.5%
	Canada	13.5%
	Japan	11.6%
	France	9.9%
	Russia	4.6%
	South Korea	4.0%
	United Kingdom	4.0%
	South Africa	3.7%
	Brazil	3.6%
	Countries between 0.0%-3.4%ˆ	13.1%
	Assets in Excess of Other Liabilities*	3.5%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 12 countries, which each represents 0.0%–3.4% of net assets.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Emily Alejos and Andrew Thelen, Portfolio Managers of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.*

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.71)% compared to the MSCI All Country World IndexSM (“MSCI ACWI”) which returned 8.55% for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the twelve-month period ending October 31, 2012, and underperformed its benchmark, the MSCI ACWI. In both relative and absolute terms, the Fund experienced a significant amount of its negative performance in March, April and May 2012 — although the Fund generated positive performance and outperformed versus its benchmark in the last three months of the period.

Because of the wide-spread investor focus on top-down information, stock movements were not always dictated by individual company operational performance, and created a challenge for our fundamentals-oriented, differentiated portfolio. It appears that uncertain investors were finding companies with current cash flow and earnings growth worth purchasing even at a premium, while discounting companies without such characteristics. Notwithstanding the period’s performance, though, we remain committed to the same value philosophy and research-centric process — we buy companies when they are trading at what we believe to be a significant discount to intrinsic value.

This approach was out of favor over the reporting period, and was particularly reflected in the Fund’s materials, utilities, and energy sectors. Russian power generating and power production company RusHydro OJSC detracted most from the Fund during the period. We find depressed valuations and performance reflect excessive concerns about Russia’s political landscape. We believe the concerns don’t account for the value of the company’s assets and their existing earnings potential. Russia has a mostly deregulated power market in which expensive thermal generation sets the marginal price. Being a low cost provider, we believe RusHydro is well-placed to benefit from increasing power prices and capacity growth.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Electricite de France SA	4.0%
Barrick Gold Corp.	3.4%
Cameco Corp.	3.2%
Polyus Gold International Ltd.	2.2%
Federal Hydrogenerating Co. JSC ADR	2.1%
Southwest Airlines Co.	2.1%
American International Group, Inc.	2.0%
Gazprom OAO ADR	2.0%
Newcrest Mining Ltd.	2.0%
ERG S.p.A.	1.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

We believe current growth-oriented sentiments seem to be overdone, and towards the end of the period saw progress toward stabilization of the portfolio’s performance. The information technology sector was the second largest relative contributor in the portfolio over the quarter, led by hard disk drive manufacturer Western Digital Corporation, the Fund’s top individual contributor to performance. We believe Western Digital has been able to build a stable position within the oligopoly of global hard disk companies, allowing for share buy-backs and the initiation of a dividend.

Current Strategy and Outlook: Though we are pleased that the Fund’s performance improved towards the end of the reporting period, we are not complacent, and we remain focused on attempting to add long-term value. We’re actively buying on any pricing weakness in our high-conviction selections, and we’re constantly reviewing our holdings to determine if any developments justify a re-evaluation of our theses. While a period such as this can be quite trying, our bottom-up, company-specific analysis leads us to believe the Fund currently offers opportunity.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser, name and principal investment strategies. The Fund will be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING Investment Management Co. LLC under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 12, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(13.02)%	0.26%	8.90%	—		—
Class B(2)	(12.50)%	0.34%	8.78%	—		—
Class C(3)	(9.18)%	0.70%	8.79%	—		—
Class I	(7.54)%	1.79%	—	6.40%		—
Class W	(7.43)%	—	—	—		7.30%
Excluding Sales Charge:
Class A	(7.71)%	1.46%	9.54%	—		—
Class B	(8.35)%	0.70%	8.78%	—		—
Class C	(8.36)%	0.70%	8.79%	—		—
Class I	(7.54)%	1.79%	—	6.40%		—
Class W	(7.43)%	—		—		7.30%
MSCI ACWISM*	8.55%	(2.95)%	7.77%	1.89	%(4)	11.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from February 1, 2005.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INDEX PLUS INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	United Kingdom	20.7%
	Japan	19.2%
	France	8.9%
	Australia	8.8%
	Switzerland	8.1%
	Germany	7.8%
	Netherlands	4.8%
	Spain	3.3%
	Sweden	3.2%
	Hong Kong	2.9%
	Countries between 0.1%-1.8%ˆ	9.6%
	Assets in Excess of Other Liabilities*	2.7%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 14 countries, which each represents 0.1%–1.8% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (“Index Plus International Equity” or the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Sam Lam and Vincent Costa, Portfolio Managers, ING Investment Management Co. LLC — the Sub Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.50% compared to the MSCI EAFE® Index, which returned 4.61% for the same period.

Portfolio Specifics: Market performance, as measured by the MSCI EAFE® Index, followed a down-up, see-saw pattern for the reporting period. The index fell in the first fiscal quarter ended January 31, 2012; it rose in the second fiscal quarter, only to fall again in the third fiscal quarter and then finished the reporting period with a positive fourth fiscal quarter. Throughout the period, the significant drivers of market performance and underlying investor sentiment were similar to 2011: concern about the sovereign debt crisis in the euro zone, disappointingly slow economic recovery in the United States and worries about the global impact of slowing economic growth in China.

The Fund’s portfolio construction models performed effectively for the period. The Fund outperformed prior to the deduction of fees and expenses, which was due primarily to security selection, with a lesser contribution from sector allocation.

Security selection among the industrials, consumer staples and information technology sectors had the biggest positive impact on performance. Security selection in materials had the biggest negative impact on performance. Positions that contributed most to positive performance were overweights in Deutsche Post AG and Koninklijke Philips Electronics N.V., and an underweight in Nokia Corp. Positions that detracted the most from performance included overweights in Actividades de Construccion y Servicios S.A., Iluka Resources Ltd. and Indra Sistemas S.A. Regional allocation and stock selection added value in all major regions, especially stock selection in Developed Asia ex Japan.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Nestle S.A.	1.6%
HSBC Holdings PLC	1.5%
Roche Holding AG — Genusschein	1.4%
Sanofi-Aventis	1.2%
Novartis AG	1.2%
BASF AG	1.1%
British American Tobacco PLC	1.1%
BP PLC	1.1%
BHP Billiton Ltd.	1.1%
Royal Dutch Shell PLC — Class B	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

During the period the Fund used currency forwards to manage its currency risks. Currency forwards benefited Fund results for the period. The Fund also used index futures and shares of exchange-traded funds, which had a slight negative impact on results.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to overweight or underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

*	On November 29, 2012, the Fund’s Board of Trustees approved the liquidation of the Fund to be effective on or about February 22, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A and I December 21, 2005		Since Inception of Classes B and C January 12, 2006		Since Inception of Class O November 9, 2007		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(1.46)%	(7.85)%	(0.68)%		—		—		—
Class B(2)	(1.35)%	(7.78)%	—		(1.07)%		—		—
Class C(3)	2.71%	(7.46)%	—		(1.10)%		—
Class I	5.04%	(6.32)%	0.69%		—		—		—
Class O	4.55%	—	—		—		(5.58)%		—
Class W	4.73%	—	—		—		—		2.32%
Excluding Sales Charge:
Class A	4.50%	(6.76)%	0.18%		—		—		—
Class B	3.65%	(7.46)%	—		(1.07)%		—		—
Class C	3.71%	(7.46)%	—		(1.10)%		—		—
Class I	5.04%	(6.32)%	0.69%		—		—		—
Class O	4.55%	—	—		—		(5.58)%		—
Class W	4.73%	—	—		—		—		2.32%
MSCI EAFE® Index	4.61%	(5.81)%	1.42	%(4)	1.42	%(4)	(5.81	)%(5)	(4.50	)%(6)

Based on a$10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from November 1, 2007.

(6)	Since inception performance for the index is shown from August 1, 2011.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	Japan	18.3%
	United Kingdom	17.4%
	Germany	10.0%
	Australia	6.2%
	France	4.5%
	Hong Kong	4.1%
	Switzerland	4.0%
	Canada	3.9%
	Italy	3.3%
	South Korea	3.0%
	Countries between 0.0%–3.0%ˆ	23.2%
	Assets in Excess of Other Liabilities*	2.1%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 30 countries, which each represents 0.0%–3.0% of net assets.

Portfolio holdings are subject to change daily.

ING International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroder”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Director, Portfolio Management, Constantine P. Pageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, and Patrick J. McCafferty, CFA, Senior Vice President, all Portfolio Managers of the portion of the Fund that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the portion of the Fund that is managed by Schroder.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.62% compared to the S&P Developed ex-US SmallCap Index and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index, which returned 5.12% and 5.92%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 479 basis points (“bps”) for the year ended October 31, 2012. This was driven largely by active stock selection but with some additional return from active country positions. The strongest stock return was seen in Japan and Canada, with Korea, Australia, Hong Kong, Germany and Switzerland also making significant contributions. Stock selection was most successful in industrials, materials and financials. Among the top-contributing holdings for the year were Japan’s Kanematsu Corp., Canada’s Primero Mining and FlexiGroup in Australia. Stock selection was less successful in the U.K., with Cape PLC serving as one of the Sleeve’s top detractors over the period. On the country side, the Sleeve saw gains from several positions including the overweight in Singapore, the opportunistic allocations to Thailand and Malaysia, and the active underweights in Australia and Spain. The underweight in the U.K. was the main negative from a country positioning perspective.

Schroder Sleeve — The Sleeve underperformed the S&P EPAC SmallCap Index by approximately 216 basis points for the year ended October 31, 2012. International small cap equities made modest positive progress over the year with the S&P EPAC SmallCap Index marginally outperforming larger peers as represented by the S&P Large/Midcap Index.

The Sleeve’s performance has lagged the benchmark over the period, primarily due to stock selection in the Developed Asian markets. In Japan shortfalls have been primarily in the consumer discretionary and industrial sectors, with sentiment generally subdued on cyclical exporters given the slowdown in major trading partners and the political tensions with China. In the rest of Asia, weak spots have been among energy stocks and stocks with China exposure. A lesser headwind has been stock selection in the United Kingdom, with shortfalls in energy and consumer discretionary more than offsetting positive selection among industrials.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)
Rheinmetall AG	0.9%
Draegerwerk AG & Co. KGaA	0.9%
Drax Group PLC	0.9%
Forbo Holding AG	0.9%
Aurubis AG	0.8%
Kanematsu Corp.	0.7%
Yuasa Trading Co., Ltd.	0.7%
Helvetia Holding AG	0.6%
Dorel Industries, Inc.	0.7%
Techtronic Industries Co.	0.6%

Portfolio holdings are subject to change daily.

Areas of positive impact included continental Europe, where financials selection was strong, with lesser benefit from telecommunications and industrials. The Sleeve’s emerging market stocks also did well.

Current Strategy and Outlook: Acadian Sleeve — Significant uncertainties around the globe seem likely to prevent a clear direction in equity markets from developing in the near term. Although worries of a euro zone breakup have been tempered for now, the longer-term integration issues in the region remain largely unresolved. The likelihood of continued political gridlock in the U.S., with the specter of a fiscal cliff at year-end, is another area investors will watch closely. Meanwhile geopolitical stresses, particularly surrounding the Middle East, also point to continued uncertainty in market sentiment.

The Sleeve’s strategy is to remain consistently positioned with exposure to attractive valuation, supported by price momentum, financial quality and improving earnings. We believe that current portfolio positioning, driven largely by bottom-up stock selection, is well diversified and includes opportunistic emerging markets exposure to India, Taiwan, Thailand, Turkey, Mexico and Malaysia. The Sleeve has overweighted allocations to Japan, Germany, and Singapore. There is less active emphasis on the U.K., France, Australia, Switzerland, France, Canada and Spain.

Schroder Sleeve — Our focus remains upon identifying companies offering what we believe are sustainable long-term growth prospects accompanied by strong management and sound financials. However, the positioning of the Sleeve has reflected our belief that, in most markets, cyclical growth stocks and sectors offer attractive value compared to very defensive stocks and sectors. This has proved an unrewarding stance in most markets as investors continued to seek safe havens at the expense of long-term value. However, we see no reason to change our stance, reflected in sector overweightings in consumer discretionary, information technology and energy and underweights in utilities and consumer staples.

In regional terms, we have continued to place emphasis on Pacific ex Japan and emerging markets, reflecting our belief in their long-term growth prospects. The major underweights have been Europe (including the peripheral markets such as Spain, Portugal and Greece), the United Kingdom and Japan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALL CAP FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	0.49%	(8.01)%	9.23%	—		—		—
Class B(2)	0.96%	(7.87)%	9.14%	—		—		—
Class C(3)	4.94%	(7.53)%	9.15%	—		—		—
Class I	7.15%	(6.46)%	—	2.53%		—		—
Class O	6.75%	—	—	—		(3.84)%		—
Class W	7.02%	—	—	—		—		(1.40)%
Excluding Sales Charge:
Class A	6.62%	(6.92)%	9.88%	—		—		—
Class B	5.96%	(7.55)%	9.14%	—		—		—
Class C	5.94%	(7.53)%	9.15%	—		—		—
Class I	7.15%	(6.46)%	—	2.53%		—		—
Class O	6.75%	—	—	—		(3.84)%		—
Class W	7.02%	—	—	—		—		(1.40)%
S&P Developed ex-US SmallCap Index	5.12%	(4.13)%	11.88%	3.25	%(4)	(1.93	)%(5)	(0.12	)%(6)
S&P EPAC Smallcap Index	5.92%	(4.38)%	11.59%	2.96	%(4)	(2.25	)%(5)	(0.40	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from February 1, 2008.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	Japan	30.1%
	France	11.2%
	Canada	9.9%
	United Kingdom	6.8%
	South Africa	5.3%
	South Korea	4.2%
	United States	3.7%
	Germany	3.7%
	Australia	3.5%
	Italy	3.3%
	Countries between 1.6%–2.9%ˆ	16.9%
	Assets in Excess of Other Liabilities*	1.4%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 9 countries, which each represents 1.6%–2.9% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Peter Boardman, Portfolio Manager of Tradewinds Global Investors, LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.42)% compared to the MSCI EAFE® Index, which returned 4.61% for the same period.

Portfolio Specifics: For the period ending October 31, 2012, the Fund posted negative results and trailed the benchmark in U.S. Dollar terms. Following a negative downturn and a decline across European and global markets earlier in the year, the Fund rebounded over the summer making up some lost ground during the final three months of the period. Detrimental to fund performance during the period was the Fund’s relative overexposure on a regional basis to Canada, Japan and emerging markets. The Fund continues to hold an overweight position in telecommunications, and a significant underexposure to financial companies relative to the benchmark.

Because of the wide-spread investor focus on top-down information, stock movements were not always dictated by individual company operational performance, and created a challenge for our fundamentals-oriented, differentiated portfolio. It appears that uncertain investors were finding companies with current cash flow and earnings growth worth purchasing even at a premium, while discounting companies without such characteristics. Despite the period’s performance, we remain committed to the same value philosophy and research-centric process — we buy companies when they are trading at what we believe to be a significant discount to intrinsic value.

We believe this approach was out of favor over the reporting period, and was particularly reflected in the Fund’s materials, information technology, and industrials sectors, which weighed on relative performance during the period. Nokia Corp, as the greatest contributor to underperformance within the portfolio disappointed investors as Nokia encountered continuing difficulties with its roll-out of Windows 7 as its smartphone operating system. Although we believe Nokia to be a strong franchise and a leader in handset devises, the position was eliminated until further clarity in its business model could be ascertained given recent setbacks in executing its strategy.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)
Barrick Gold Corp.	3.7%
UBS AG	2.9%
Nippon Telegraph & Telephone Corp. ADR	2.8%
AngloGold Ashanti Ltd ADR	2.6%
SK Telecom Co., Ltd. ADR	2.6%
GlaxoSmithKline PLC	2.6%
Mitsui Sumitomo Insurance Group Holdings, Inc.	2.5%
Carrefour S.A.	2.5%
Newcrest Mining Ltd.	2.5%
Sanofi-Aventis	2.4%

Portfolio holdings are subject to change daily.

Benefiting the Fund’s performance and contributing to absolute returns was Nexen Inc., an oil and gas company, which became the acquisition target of China National Offshore Corporation during July. We eliminated the position in the Fund due to subsequent price appreciation and fair valuation following the offer.

Current Strategy and Outlook: Though we are pleased that the Fund’s performance improved towards the end of the reporting period, we are not complacent, and we remain focused on attempting to add long-term value. We’re actively buying on any pricing weakness in our high-conviction selections, and we’re constantly reviewing our holdings to determine if any developments justify a re-evaluation of our theses. While a period such as this can be quite trying, our bottom-up, company-specific analysis leads us to believe the Fund currently offers opportunity.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board of Trustees approved a proposal to reorganize the Fund with and into ING Global Value Choice Fund, to be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING Investment Management Co. LLC under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. Shareholder vote of all proposals is expected to take place on or about March 14, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A and B February 1, 2005	Since Inception of Class C February 4, 2005		Since Inception of Class I December 21, 2005		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(11.82)%	(6.27)%	1.55%	—		—		—
Class B(2)	(11.60)%	(6.18)%	1.55%	—		—		—
Class C(3)	(7.97)%	(5.86)%	—	1.57%		—		—
Class I	(6.20)%	(4.86)%	—	—		1.12%		—
Class W	(6.11)%	—	—	—		—		1.62%
Excluding Sales Charge:
Class A	(6.42)%	(5.15)%	2.33%	—		—		—
Class B	(7.02)%	(5.87)%	1.55%	—		—		—
Class C	(7.06)%	(5.86)%	—	1.57%		—		—
Class I	(6.20)%	(4.86)%	—	—		1.12%		—
Class W	(6.11)%	—	—	—		—		1.62%
MSCI EAFE® Index	4.61%	(5.81)%	3.17%	3.17	%(4)	1.42	%(5)	7.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from February 1, 2005.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	Japan	22.3%
	United Kingdom	20.3%
	France	10.2%
	Netherlands	7.6%
	Germany	6.1%
	Switzerland	5.3%
	Italy	4.7%
	United States	2.5%
	Canada	2.2%
	Hong Kong	2.0%
	Countries between 0.0%–1.6%ˆ	15.2%
	Assets in Excess of Other Liabilities*	1.6%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 17 countries, which each represents 0.0%–1.6% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Brandes Investment Partners, L.P. (“Brandes”), ING Investment Management Co. LLC (“ING IM”) and del Rey Global Investors, LLC (“del Rey”) (each a “Sub-Adviser and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Director — Investments and Jeffrey Germain, CFA, Senior Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee; Martin Jansen, David Rabinowitz and Joseph Vultaggio are the Portfolio Managers for the portion of the Fund that is managed by ING IM; and Paul J. Hechmer is the Portfolio Manager for the portion of the Fund that is managed by del Rey.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.20% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned 4.61% for the same period.

Portfolio Specifics: Brandes Sleeve — The Sleeve underperformed its benchmark by approximately 404 basis points for the fiscal year. An allocation to companies in Brazil, a country not in the benchmark, hurt relative performance as all but one of the holdings, including electric power company Electrobras, energy corporation Petrobras and telecommunications companies TIM Participacoes and Telefonica Brasil, delivered negative absolute returns. Declines in holdings in Japan — seven of the ten worst performers on a relative basis during the period were in Japan — also contributed to the underperformance. Bolstering relative returns were holdings in the United Kingdom and the Netherlands, most notably insurer Aegon.

A significant overweight to and holdings in the telecommunication services sector, as well as holdings in the information technology and financials sectors weighed heavily on relative returns. Within telecommunications, diversified telecommunications companies in Europe, including France Telecom, the Sleeve’s worst performer on a relative basis, Telecom Italia and Spain’s Telefonica all detracted from performance. In information technology, Japanese consumer electronics company FUJIFILM and semiconductor manufacturer ROHM Co. were the weakest performers. Some of the losses were mitigated by holdings in the materials and consumer discretionary sectors, including Mexican building materials producer CEMEX, the Sleeve’s best performer on an absolute basis, British media company ITV PLC and multiline retailer Marks & Spencer Group.

ING IM Sleeve — The Sleeve underperformed its benchmark by approximately 24 basis points on a net of fee basis, but outperformed prior to the deduction of fees and expenses due to strong security selection, which was primarily centered among industrials, energy and information technology. Some of these gains were offset by detractions from security selection in consumer staples and an overweight to information technology. Strong selection was most evident in Europe, particularly France and the Netherlands. By contrast, weak selection in Australia detracted from results. Among the top individual contributors to performance were Koninklijke Philips Electronics N.V., Hannover Rueckversicherung AG and Prudential PLC. Koninklijke Philips Electronics N.V., a provider of healthcare, consumer lifestyle and lighting products, rose in the wake of better than expected earnings. Hannover Rueckversicherung AG, a reinsurance company, strengthened on increased reinsurance revenue and lower claims. Prudential PLC, a composite insurance company, experienced improved profitability from its Asian operations.

Among the largest individual detractors from performance were Iluka Resources Ltd., Tokyo Electron Ltd., and NTT DoCoMo Inc. Iluka Resources Ltd., a miner of mineral sands, was hurt by a sharper than expected slowdown in Chinese housing construction. Tokyo Electron Ltd., a manufacturer of semiconductor production equipment, saw its prospects diminish due to pressure in the semiconductor space, as well the headwind from a stronger currency. NTT DoCoMo Inc., a Japanese provider of mobile communications, suffered from declining profitability in its home market.

del Rey Sleeve — The Sleeve underperformed its benchmark by approximately 896 basis points during the period. This was caused by a weak first half performance, which was offset somewhat by a stronger second half.

For the Sleeve’s fiscal year, information technology and materials weighed, as Nokia, the beleaguered Finnish handset manufacturer, and gold mining stocks hurt performance. Being underweight one of the top performing sectors, financials, also detracted. This was counteracted to some degree by strong performances in utilities, telecommunications, and energy. In particular, Nexen surged after the Chinese state-owned oil company CNOOC Ltd. announced a takeover offer for the company. Consumer discretionary stocks also contributed, with Home Retail, the British retailer, and Magna International, the Canadian auto parts manufacturer, performing particularly well.

Regionally, Japan hurt this year’s performance, as holdings in the region were hit by the lingering effects of the Japanese earthquake and ensuing tsunami, the strong yen, and the most recent territorial dispute with China. Offsetting this somewhat were strong performances from our Chinese positions, namely Huaneng Power, the Chinese utility, and China Mobile.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Current Strategy and Outlook: Brandes Sleeve — The Sleeve continues to have a meaningful overweight to companies domiciled in Japan, the Netherlands, and the telecommunications services sector, while maintaining a meaningful underweight to Germany, Australia, and the industrials sector.

While the uncertainty that engulfed investors around the globe last year seems to be gradually subsiding, the current environment still makes many investors wary of investing in equities. This has caused many companies trading at low multiples of book value, earnings and cash flows to become even cheaper. Europe is a perfect example as the gap between the price-to-book ratio of the cheapest 20% of companies and the price-to-book ratio of the average company in developed continental Europe remains wide. The same is true in Japan. Historically, wide spreads of this nature have resulted in strong subsequent returns for value stocks relative to growth stocks.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Sanofi-Aventis	2.4%
Siemens AG	1.7%
Royal Dutch Shell PLC — Class A	1.7%
ENI S.p.A.	1.7%
GlaxoSmithKline PLC	1.7%
Novartis AG	1.5%
Total S.A.	1.5%
Vodafone Group PLC	1.4%
Tesco PLC	1.4%
Roche Holding AG — Genusschein	1.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

We believe that despite the extent and duration of the volatility and doubt surrounding the outlook for global stock markets, these factors help drive prices of fundamentally sound companies below what they could truly be worth — and this opportunity augurs well for long-term investors focused on attractively priced companies.

ING IM Sleeve — In our opinion, international developed stocks are attractively priced. However, the continuing sovereign debt crisis in Europe and a global growth slowdown are key risks to our short-term outlook. Central banks are easing monetary policy to offset these negative forces, but markets are likely to remain volatile in the coming months before — as we anticipate — the growth outlook improves in the first half of 2013. In our view, the Sleeve is well diversified across different geographic regions, sectors and industries; we continue to favor well-capitalized stocks with unrecognized value.

del Rey Sleeve — Notwithstanding the recent market rally, the global economy continues to face considerable challenges, most notably the ongoing crisis in the Euro region, the slump in Chinese investment, and of course, the impending U.S. fiscal cliff. In our last letter, we commented that the resulting second quarter weakness in the markets was allowing us to become incrementally more aggressive in the Sleeve as better and more opportunities were becoming available. While the temporary dip in the markets during the second quarter did grant us some buying opportunities, the rally’s quick resumption in the third quarter means that our overall Sleeve composition has not changed dramatically. We remain moderately defensively positioned, albeit less so than in earlier periods.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class W July 20, 2009
Including Sales Charge:
Class A(1)	(4.66)%	(8.35)%	6.67%	—
Class B(2)	(4.49)%	(8.18)%	6.55%	—
Class C(3)	(0.47)%	(7.88)%	6.57%	—
Class I	1.57%	(6.93)%	7.71%	—
Class W	1.49%	—	—	2.17%
Excluding Sales Charge:
Class A	1.20%	(7.26)%	7.30%	—
Class B	0.45%	(7.92)%	6.55%	—
Class C	0.51%	(7.88)%	6.57%	—
Class I	1.57%	(6.93)%	7.71%	—
Class W	1.49%	—	—	2.17%
MSCI EAFE® Index	4.61%	(5.81)%	7.73%	5.10	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from August 1, 2009.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Sector Diversification as of October 31, 2012 (as a percentage of net assets)
	Energy	42.5%
	Financials	17.0%
	Materials	15.3%
	Telecommunications	9.3%
	Consumer Staples	6.7%
	Utilities	5.1%
	Information Technology	1.4%
	Health Care	1.1%
	Industrials	1.0%
	Consumer Discretionary	0.5%
	Assets in Excess of Other Liabilities*	0.1%
	Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Alexander Robertson and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.21)% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned (5.15)% and (5.92)%, respectively, for the same period.

Portfolio Specifics: The fiscal period proved disappointing for the Russian equity market. Russia was buffeted heavily by domestic political uncertainty and continued doubt around the global economy. Despite pronouncements that it was again unsuitable for investing, Russia strongly outperformed global and emerging markets between January and March 2012, as the global growth outlook grew more optimistic. Russia sold off heavily, though, as the euro crisis again dominated the investment environment. The rally from the June lows coincided with expectations of a third round of quantitative easing, by the U.S. Federal Reserve and the European Central Bank’s promise to buy sovereign bonds of euro zone members. The equity market remained vulnerable to risk appetite, however, and the recovery petered out by period-end as the domestic environment weakened.

The Fund outperformed its benchmarks before the deduction of fees and operating expenses, but lagged net of fees and expenses. Sector allocation was the main contributor to performance. Stock selection in materials and telecommunication services contributed the most. In contrast, selection in consumer staples and energy detracted the most.

The top three individual stock contributors were all underweight positions. InterRao and Rushydro suffered from utility sector uncertainty. OJSC Rostelecom came under pressure because of doubts about its ability to execute a mobile strategy. Transneft JSC was the biggest detractor as speculation of improved corporate governance saw the stock rally strongly. Having held a long-term underweight position in the stock due to heavy capital expenditure commitments, we moved to overweight as we concluded that free cash flow will become positive in 2013. Federal Grid Co. also detracted as government involvement in the utility sector saw all stocks suffer.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)
Sberbank	10.6%
Lukoil OAO ADR	10.3%
Gazprom OAO	7.1%
Mobile Telesystems OJSC ADR	5.7%
Transneft	5.3%
Rosneft Oil Co. GDR	5.0%
Magnit OAO	4.9%
Uralkali GDR	4.7%
NovaTek OAO GDR	4.4%
Tatneft ADR	4.1%

Portfolio holdings are subject to change daily.

The overweight allocation to consumer staples was a major contributor as the food retail sector benefited from domestic income growth and food inflation. The underweight position in utilities also benefited, as the government reneged upon commitments to provide adequate returns on investment. In contrast, an underweight position in energy proved negative after strong performance at the start of the period due to rising oil prices.

Current Outlook and Strategy: Although we believe valuations are cheap across much of the market, in some areas we see a deteriorating earnings outlook while elsewhere we see the potential for structural improvements. Companies exposed to Western European economies and global trade cycles, and those with heavy capital programs, seem particularly unattractive to us at this moment. The focus of the Fund remains long-term investments that we believe are less exposed to the business cycle. While the global environment will continue to impact the Russian equity market, we believe there are long-term structural trends at play in Russia that provide attractive growth potential.

Though political uncertainty hurt the Russian market during the period, we hope that the realities of a budget no longer in surplus and public discontent with the status quo will accelerate political transformation. If this were to happen, the Russian equity market could undergo a significant re-rating from its current lowly valuation. In this respect it is potentially a major milestone that the government is mandating state-owned companies to pay out 25% of net income in dividends. Not only will this raise the payout ratio of the Russian market but enforce capital discipline on companies most associated with corruption. Such companies have often proved the worst value destroyers and as such have been poor investments; higher dividends alone are insufficient reason to invest. We do, however, see attractive opportunities and have added certain stocks selectively.

Current Fund positioning includes a sizable underweight in utilities. Within the energy sector we favor oil stocks over gas. Despite increases in domestic gas tariffs, we believe the domestic market is moving into surplus due to production growth from independent companies, which is likely to undercut Gazprom’s prices. In addition, weak European demand should pressure export volumes downward. On the other hand, we believe that the tax regime for oil companies is now settled, and with oil prices well supported the sector has the potential for upward re-rating. We prefer precious metals within the materials sector due to the ongoing currency debasement in the Western world. Also, we continue to like the consumer staples sector for its high growth potential and sustainable margins.

*	Effective May 8, 2012, Nathan Griffiths replaced Remco Vergeer as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(11.59)%	(8.65)%	15.84%	—		—
Class I	(6.01)%	—	—	3.82%		—
Class W	(5.99)%	—	—	—		(16.31)%
Excluding Sales Charge:
Class A	(6.21)%	(7.56)%	16.52%	—		—
Class I	(6.01)%	—	—	3.82%		—
Class W	(5.99)%	—	—	—		(16.31)%
RTS Index	(5.15)%	(6.88)%	16.59%	6.48	%(2)	(20.00	)%(3)
MSCI Russia 10/40 IndexSM	(5.92)%	(5.86)%	N/A	5.65	%(2)	(20.99	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Since inception performance for the index is shown from October 1, 2009.

(3)	Since inception performance for the index is shown from August 1, 2011.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
ING Diversified International Fund**
Class A	$1,000.00	$1,001.10	0.50%	$2.52	$1,000.00	$1,022.62	0.50%	$2.54
Class B	1,000.00	996.60	1.25	6.27	1,000.00	1,018.85	1.25	6.34
Class C	1,000.00	996.60	1.25	6.27	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,002.20	0.25	1.26	1,000.00	1,023.88	0.25	1.27
Class O	1,000.00	1,000.00	0.50	2.51	1,000.00	1,022.62	0.50	2.54
Class R	1,000.00	1,000.00	0.75	3.77	1,000.00	1,021.37	0.75	3.81
Class W	1,000.00	1,002.30	0.25	1.26	1,000.00	1,023.88	0.25	1.27

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
ING Global Bond Fund
Class A	$1,000.00	$1,026.70	0.90%	$4.58	$1,000.00	$1,020.61	0.90%	$4.57
Class B	1,000.00	1,022.20	1.65	8.39	1,000.00	1,016.84	1.65	8.36
Class C	1,000.00	1,023.00	1.65	8.39	1,000.00	1,016.84	1.65	8.36
Class I	1,000.00	1,028.30	0.60	3.06	1,000.00	1,022.12	0.60	3.05
Class O	1,000.00	1,027.20	0.90	4.59	1,000.00	1,020.61	0.90	4.57
Class R	1,000.00	1,025.50	1.15	5.86	1,000.00	1,019.36	1.15	5.84
Class W	1,000.00	1,027.60	0.65	3.31	1,000.00	1,021.87	0.65	3.30
ING Global Value Choice Fund
Class A	$1,000.00	$1,005.30	1.51%	$7.61	$1,000.00	$1,017.55	1.51%	$7.66
Class B	1,000.00	1,001.80	2.26	11.37	1,000.00	1,013.77	2.26	11.44
Class C	1,000.00	1,001.60	2.26	11.37	1,000.00	1,013.77	2.26	11.44
Class I	1,000.00	1,005.70	1.26	6.35	1,000.00	1,018.80	1.26	6.39
Class W	1,000.00	1,006.80	1.26	6.36	1,000.00	1,018.80	1.26	6.39
ING Index Plus International Equity Fund
Class A	$1,000.00	$1,020.60	1.15%	$5.84	$1,000.00	$1,019.36	1.15%	$5.84
Class B	1,000.00	1,015.30	1.90	9.62	1,000.00	1,015.58	1.90	9.63
Class C	1,000.00	1,015.50	1.90	9.63	1,000.00	1,015.58	1.90	9.63
Class I	1,000.00	1,023.20	0.68	3.46	1,000.00	1,021.72	0.68	3.46
Class O	1,000.00	1,019.50	1.15	5.84	1,000.00	1,019.36	1.15	5.84
Class W	1,000.00	1,022.00	0.90	4.57	1,000.00	1,020.61	0.90	4.57
ING International Small Cap Fund
Class A	$1,000.00	$983.30	1.74%	$8.67	$1,000.00	$1,016.39	1.74%	$8.82
Class B	1,000.00	980.20	2.39	11.90	1,000.00	1,013.12	2.39	12.09
Class C	1,000.00	980.10	2.39	11.90	1,000.00	1,013.12	2.39	12.09
Class I	1,000.00	986.20	1.26	6.29	1,000.00	1,018.80	1.26	6.39
Class O	1,000.00	983.90	1.64	8.18	1,000.00	1,016.89	1.64	8.31
Class W	1,000.00	985.30	1.39	6.94	1,000.00	1,018.15	1.39	7.05
ING International Value Choice Fund
Class A	$1,000.00	$1,007.70	1.56%	$7.87	$1,000.00	$1,017.29	1.56%	$7.91
Class B	1,000.00	1,004.40	2.31	11.64	1,000.00	1,013.52	2.31	11.69
Class C	1,000.00	1,003.30	2.31	11.63	1,000.00	1,013.52	2.31	11.69
Class I	1,000.00	1,008.80	1.35	6.82	1,000.00	1,018.35	1.35	6.85
Class W	1,000.00	1,009.90	1.31	6.62	1,000.00	1,018.55	1.31	6.65
ING International Value Fund
Class A	$1,000.00	$1,014.60	1.61%	$8.15	$1,000.00	$1,017.04	1.61%	$8.16
Class B	1,000.00	1,010.60	2.31	11.67	1,000.00	1,013.52	2.31	11.69
Class C	1,000.00	1,011.00	2.31	11.68	1,000.00	1,013.52	2.31	11.69
Class I	1,000.00	1,016.70	1.17	5.93	1,000.00	1,019.25	1.17	5.94
Class W	1,000.00	1,015.70	1.31	6.64	1,000.00	1,018.55	1.31	6.65
ING Russia Fund
Class A	$1,000.00	$934.00	2.14%	$10.40	$1,000.00	$1,014.38	2.14%	$10.84
Class I	1,000.00	934.10	1.96	9.53	1,000.00	1,015.28	1.96	9.93
Class W	1,000.00	934.90	1.89	9.19	1,000.00	1,015.63	1.89	9.58

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING Diversified International Fund, ING Global Bond Fund, ING Global Value Choice Fund, ING Index Plus International Equity Fund, ING International Small Cap Fund, ING International Value Choice Fund, and ING Russia Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING Diversified International Fund	ING Global Bond Fund	ING Global Value Choice Fund	ING Index Plus International Equity Fund
ASSETS:
Investments in securities at fair value+*	$4,471,700	$729,778,672	$171,237,728	$54,846,728
Investments in affiliated underlying funds**	92,548,723	—	—	—
Short-term investments at fair value***	—	41,255,640	15,326,588	1,361,000
Short-term investments at amortized cost	—	77,987,438	—	—
Total Investments at fair value	97,020,423	849,021,750	186,564,316	56,207,728
Cash	97,167	2,470,316	—	—
Cash collateral for futures	—	2,764,562	—	56,525
Receivable for derivatives collateral (Note 2)	—	7,530,000	—	—
Foreign currencies at value****	—	285,713	—	7,841
Receivables:
Investments in affiliated underlying funds sold	55,834	—	—	—
Investments securities sold	—	48,933,876	1,245,523	—
Investment securities sold on a delayed-delivery or when-issued basis	—	29,257,808	—	—
Fund shares sold	6,098	1,872,168	38,062	17,125
Dividends	—	1,801	345,713	172,578
Interest	—	7,670,001	—	—
Foreign tax reclaims	—	—	—	126,967
Unrealized appreciation on forward foreign currency contracts	—	15,056,820	—	—
Upfront payments paid on OTC swap agreements	—	205,465	—	—
Unrealized appreciation on OTC swap agreements	—	23,142	—	—
Prepaid expenses	15,161	59,034	21,961	11,466
Reimbursement due from manager	6,300	29,022	—	24,416
Total assets	97,200,983	965,181,478	188,215,575	56,624,646
LIABILITIES:
Payable for investment securities purchased	—	80,455,359	1,092,945	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	54,393,877	—	—
Payable for fund shares redeemed	251,558	1,039,872	819,893	68,901
Payable for foreign cash collateral for futures*****	—	186,409	—	—
Payable upon receipt of securities loaned	—	—	8,310,696	—
Unrealized depreciation on forward foreign currency contracts	—	11,560,519	—	—
Unrealized depreciation on OTC swap agreements	—	8,501,863	—	—
Payable for investment management fees	—	258,685	166,893	26,447
Payable for administrative fees	8,308	64,670	15,740	4,808
Payable for shareholder service and distribution fees	41,609	141,514	67,634	10,187
Payable to custodian due to bank overdraft	—	—	—	4,618
Payable for trustee fees	540	3,483	1,827	420
Payable for derivatives collateral (Note 2)	—	4,198,000	—	—
Other accrued expenses and liabilities	166,854	178,792	158,291	126,692
Written options, at fair valueˆ	—	217,804	—	—
Total liabilities	468,869	161,200,847	10,633,919	242,073
NET ASSETS	$96,732,114	$803,980,631	$177,581,656	$56,382,573
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$255,505,558	$791,647,158	$239,120,939	$125,499,396
Undistributed (distributions in excess of) net investment income	343,923	(3,407,671)	678,384	2,410,014
Accumulated net realized loss	(163,717,567)	(1,102,932)	(37,756,854)	(80,882,464)
Net unrealized appreciation (depreciation)	4,600,200	16,844,076	(24,460,813)	9,355,627
NET ASSETS	$96,732,114	$803,980,631	$177,581,656	$56,382,573

+ Including securities loaned at value	$—	$—	$7,969,306	$—
* Cost of investments in securities	$4,581,626	$708,632,654	$195,687,701	$45,472,335
** Cost of investments in affiliated underlying funds	$87,838,597	$—	$—	$—
*** Cost of short-term investments	$—	$41,189,110	$15,326,588	$1,361,000
**** Cost of foreign currencies	$—	$291,388	$—	$7,823
***** Cost of payable for foreign cash collateral for futures	$—	$186,409	$—	$—
ˆ Premiums received on written options	$—	$1,010,367	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING Diversified International Fund	ING Global Bond Fund		ING Global Value Choice Fund		ING Index Plus International Equity Fund
Class A
Net assets	$46,504,207	$219,276,390			$82,688,287		$6,600,300
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	5,195,945	18,860,103			3,126,883		834,423
Net asset value and redemption price per share	$8.95	$11.63			$26.44		$7.91
Maximum offering price per share (5.75%)(1)	$9.50	$11.93	(2)		$28.05		$8.39

Class B
Net assets	$7,795,455	$1,586,741			$3,256,483		$284,246
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	873,888	137,805			114,561		35,655
Net asset value and redemption price per share†	$8.92	$11.51			$28.43		$7.97

Class C
Net assets	$27,902,869	$109,381,211			$52,627,761		$932,717
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	3,135,080	9,464,015			2,133,490		118,461
Net asset value and redemption price per share†	$8.90	$11.56			$24.67		$7.87

Class I
Net assets	$9,953,490	$437,620,009			$30,701,461		$12,016,674
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	1,115,198	37,762,968			1,150,187		1,513,181
Net asset value and redemption price per share	$8.93	$11.59			$26.69		$7.94

Class O
Net assets	$3,833,426	$4,116,980		$	n/a		$36,545,642
Shares authorized	unlimited	unlimited			n/a		unlimited
Par value	$—	$—		$	n/a		$—
Shares outstanding	431,993	360,637			n/a		4,655,074
Net asset value and redemption price per share	$8.87	$11.42		$	n/a		$7.85

Class R
Net assets	$95,664	$275,860		$	n/a	$	n/a
Shares authorized	unlimited	unlimited			n/a		n/a
Par value	$—	$—		$	n/a	$	n/a
Shares outstanding	10,817	23,761			n/a		n/a
Net asset value and redemption price per share	$8.84	$11.61		$	n/a	$	n/a

Class W
Net assets	$647,003	$31,723,440			$8,307,664		$2,994
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	72,713	2,780,105			311,266		378
Net asset value and redemption price per share	$8.90	$11.41			$26.69		$7.91

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
ASSETS:
Investments in securities at fair value+*	$237,048,043	$22,714,166	$474,776,654	$244,109,043
Short-term investments at fair value**	2,354,582	203,586	7,624,498	14,079,810
Total Investments at fair value	239,402,625	22,917,752	482,401,152	258,188,853
Cash	3,001,730	—	356,238	2,165,823
Foreign currencies at value***	933,146	—	—	321,427
Receivables:
Investments securities sold	2,344,644	138,342	2,234,440	211,930
Fund shares sold	37,792	629	122,267	36,097
Dividends	634,021	70,675	2,397,305	230,576
Interest	19,139	—	—	—
Foreign tax reclaims	267,149	17,471	2,204,197	—
Prepaid expenses	26,940	11,092	23,135	19,200
Reimbursement due from manager	—	9,979	—	—
Total assets	246,667,186	23,165,940	489,738,734	261,173,906

LIABILITIES:
Payable for investment securities purchased	1,778,317	65,453	2,150,223	840,819
Payable for fund shares redeemed	564,319	12,891	2,895,579	1,129,374
Payable upon receipt of securities loaned	1,722,019	—	700,066	14,079,810
Payable for investment management fees	201,301	17,990	422,608	268,981
Payable for administrative fees	20,646	1,999	41,530	21,518
Payable for shareholder service and distribution fees	43,948	6,635	135,410	51,848
Payable to custodian due to foreign currency overdraft****	—	—	305,746	—
Payable for trustee fees	1,275	135	2,817	1,309
Other accrued expenses and liabilities	162,131	36,516	501,202	418,772
Total liabilities	4,493,956	141,619	7,155,181	16,812,431
NET ASSETS	$242,173,230	$23,024,321	$482,583,553	$244,361,475

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$508,805,937	$42,340,181	$1,470,980,819	$292,718,839
Undistributed net investment income	4,269,957	365,448	11,361,011	973,892
Accumulated net realized loss	(284,943,090)	(18,555,421)	(965,218,112)	(100,262,420)
Net unrealized appreciation (depreciation)	14,040,426	(1,125,887)	(34,540,165)	50,931,164
NET ASSETS	$242,173,230	$23,024,321	$482,583,553	$244,361,475

+ Including securities loaned at value	$1,621,307	$—	$650,310	$13,619,804
* Cost of investments in securities	$222,991,398	$23,837,336	$509,403,588	$193,181,646
** Cost of short-term investments	$2,354,582	$203,586	$7,624,498	$14,079,810
*** Cost of foreign currencies	$925,780	$—	$—	$317,659
**** Cost of foreign currency overdraft	$—	$—	$306,120	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING International Small Cap Fund	ING International Value Choice Fund		ING International Value Fund		ING Russia Fund
Class A
Net assets	$81,948,237		$18,558,722		$185,195,129		$235,621,954
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$—		$—		$—		$—
Shares outstanding	2,210,338		2,017,734		17,798,578		7,494,572
Net asset value and redemption price per share	$37.07		$9.20		$10.41		$31.44
Maximum offering price per share (5.75%)(1)	$39.33		$9.76		$11.05		$33.36

Class B
Net assets	$1,887,773		$325,110		$634,539	$	n/a
Shares authorized	unlimited		unlimited		unlimited		n/a
Par value	$—		$—		$—	$	n/a
Shares outstanding	48,252		35,741		60,537		n/a
Net asset value and redemption price per share	$39.12		$9.10		$10.48	$	n/a

Class C
Net assets	$20,350,728		$2,642,299		$101,301,106	$	n/a
Shares authorized	unlimited		unlimited		unlimited		n/a
Par value	$—		$—		$—	$	n/a
Shares outstanding	589,802		291,336		10,061,933		n/a
Net asset value and redemption price per share	$34.50		$9.07		$10.07	$	n/a

Class I
Net assets	$100,952,305		$1,425,363		$195,303,770		$8,675,093
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$—		$—		$—		$—
Shares outstanding	2,718,063		154,998		18,806,872		273,141
Net asset value and redemption price per share	$37.14		$9.20		$10.38		$31.76

Class O
Net assets	$1,573,406	$	n/a	$	n/a	$	n/a
Shares authorized	unlimited		n/a		n/a		n/a
Par value	$—	$	n/a	$	n/a	$	n/a
Shares outstanding	42,811		n/a		n/a		n/a
Net asset value and redemption price per share	$36.75	$	n/a	$	n/a	$	n/a

Class W
Net assets	$35,460,781		$72,827		$149,009		$64,428
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$—		$—		$—		$—
Shares outstanding	803,851		7,911		14,359		2,031
Net asset value and redemption price per share	$44.11		$9.21		$10.38		$31.72

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING Diversified International Fund	ING Global Bond Fund	ING Global Value Choice Fund	ING Index Plus International Equity Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,104,235	$—	$—	$—
Dividends, net of foreign taxes withheld*	—	12,400	8,716,065	3,230,687
Interest, net of foreign taxes withheld*	—	30,674,196	—	390
Securities lending income, net	—	—	94,594	—
Total investment income	2,104,235	30,686,596	8,810,659	3,231,077
EXPENSES:
Investment management fees	—	2,786,663	3,262,789	461,780
Distribution and service fees:
Class A	129,151	529,096	365,780	17,129
Class B	87,061	18,156	43,546	3,147
Class C	325,112	1,000,622	908,876	9,659
Class O	9,273	10,198	—	91,407
Class R	446	776	—	—
Transfer agent fees:
Class A	89,211	165,055	224,236	17,129
Class B	14,495	1,416	6,693	787
Class C	57,445	78,209	139,329	2,415
Class I	17,767	98,843	88,081	10,943
Class O	6,102	3,183	—	91,407
Class R	172	135	—	—
Class W	1,457	21,052	25,365	7
Administrative service fees	108,029	696,657	365,430	83,959
Shareholder reporting expense	61,485	95,145	67,950	14,665
Registration fees	102,474	158,066	113,983	92,272
Professional fees	20,532	99,085	72,390	25,427
Custody and accounting expense	25,278	299,625	339,173	107,225
Trustee fees	3,241	20,900	10,963	2,519
Miscellaneous expense	14,430	40,598	40,390	7,008
Interest expense	82	3,373	13,151	1,166
Total expenses	1,073,243	6,126,853	6,088,125	1,040,051
Net waived and reimbursed fees	(244,615)	(205,867)	(173,501)	(248,446)
Brokerage commission recapture	—	—	(125,298)	—
Net expenses	828,628	5,920,986	5,789,326	791,605
Net investment income	1,275,607	24,765,610	3,021,333	2,439,472
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(442,638)	13,191,506	(34,747,981)	(2,282,706)
Capital gain distributions from affiliated underlying funds	180,357	—	—	—
Capital gain distributions from unaffiliated underlying funds	—	—	133	—
Foreign currency related transactions	—	(12,264,578)	(84,549)	(66,052)
Futures	—	8,405,748	—	361,998
Swaps	—	(20,509,389)	—	—
Written options	—	3,150,527	—	—
Net realized loss	(262,281)	(8,026,186)	(34,832,397)	(1,986,760)
Net change in unrealized appreciation (depreciation) on:
Investments	—	15,862,350	(7,523,856)	3,055,318
Affiliated underlying funds	3,400,195	—	—	—
Foreign currency related transactions	—	4,073,964	25,343	37,642
Futures	—	(743,452)	—	(218,858)
Swaps	—	1,813,888	—	—
Written options	—	521,404	—	—
Net change in unrealized appreciation (depreciation)	3,400,195	21,528,154	(7,498,513)	2,874,102
Net realized and unrealized gain (loss)	3,137,914	13,501,968	(42,330,910)	887,342
Increase (decrease) in net assets resulting from operations	$4,413,521	$38,267,578	$(39,309,577)	$3,326,814

* Foreign taxes withheld	$—	$1,245	$771,600	$250,891

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,343,189	$866,059	$20,686,699	$6,940,527
Interest, net of foreign taxes withheld*	52,684	—	—	17,748
Securities lending income, net	39,294	—	10,172	242,769
Total investment income	7,435,167	866,059	20,696,871	7,201,044

EXPENSES:
Investment management fees	2,549,602	269,966	5,635,284	3,499,951
Distribution and service fees:
Class A	310,242	47,498	696,684	672,252
Class B	21,162	4,081	9,908	—
Class C	214,872	36,122	1,147,231	—
Class O	3,741	—	—	—
Transfer agent fees:
Class A	144,681	31,289	420,419	537,924
Class B	3,397	671	1,769	—
Class C	35,179	5,940	208,532	—
Class I	39,800	5,524	88,022	30,380
Class O	2,520	—	—	—
Class W	52,644	2,181	453	60
Administrative service fees	254,957	26,996	563,520	279,992
Shareholder reporting expense	28,004	3,217	35,300	47,623
Registration fees	97,984	73,986	82,302	59,715
Professional fees	56,920	14,644	57,277	56,901
Custody and accounting expense	181,915	18,146	243,998	747,620
Trustee fees	7,649	810	16,906	8,400
Miscellaneous expense	12,283	2,883	48,054	24,926
Interest expense	379	451	6,844	761
Total expenses	4,017,931	544,405	9,262,503	5,966,505
Net waived and reimbursed fees	(70,231)	(101,938)	(311,357)	—
Brokerage commission recapture	—	(7,892)	(14,780)	—
Net expenses	3,947,700	434,575	8,936,366	5,966,505
Net investment income	3,487,467	431,484	11,760,505	1,234,539

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(890,097)	(2,434,613)	(57,501,709)	(2,260,423)
Foreign currency related transactions	5,454	(14,188)	(126,062)	(253,681)
Net realized loss	(884,643)	(2,448,801)	(57,627,771)	(2,514,104)
Net change in unrealized appreciation (depreciation) on:
Investments	10,612,956	108,749	44,413,167	(19,717,659)
Foreign currency related transactions	6,402	124	(144,074)	61,435
Net change in unrealized appreciation (depreciation)	10,619,358	108,873	44,269,093	(19,656,224)
Net realized and unrealized gain (loss)	9,734,715	(2,339,928)	(13,358,678)	(22,170,328)
Increase (decrease) in net assets resulting from operations	$13,222,182	$(1,908,444)	$(1,598,173)	$(20,935,789)

* Foreign taxes withheld	$507,684	$93,106	$2,010,263	$1,239,358

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Diversified International Fund		ING Global Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$1,275,607	$1,061,111	$24,765,610	$21,852,387
Net realized gain (loss)	(262,281)	18,677,621	(8,026,186)	16,073,329
Net change in unrealized appreciation (depreciation)	3,400,195	(28,118,960)	21,528,154	(32,404,908)
Increase (decrease) in net assets resulting from operations	4,413,521	(8,380,228)	38,267,578	5,520,808

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(702,513)	(849,416)	(2,973,693)	(10,319,094)
Class B	(25,317)	(6,446)	(10,812)	(123,842)
Class C	(95,652)	(41,009)	(453,531)	(3,634,043)
Class I	(173,157)	(101,208)	(4,757,431)	(12,386,732)
Class O	(47,020)	(31,234)	(51,069)	(182,335)
Class R	(1,361)	(1,151)	(592)	(28)
Class W	(14,983)	(30,647)	(379,070)	(781,331)
Net realized gains:
Class A	—	—	(9,453,922)	(1,887,005)
Class B	—	—	(77,080)	(32,368)
Class C	—	—	(3,749,885)	(837,018)
Class I	—	—	(11,707,244)	(2,007,676)
Class O	—	—	(159,667)	(33,672)
Class R	—	—	(3,022)	(2)
Class W	—	—	(986,134)	(135,360)
Return of capital:
Class A	—	(101,282)	(2,892,533)	—
Class B	—	(16,186)	(26,356)	—
Class C	—	(58,887)	(1,459,959)	—
Class I	—	(8,943)	(5,236,765)	—
Class O	—	(3,222)	(60,046)	—
Class R	—	(181)	(2,655)	—
Class W	—	(2,634)	(400,311)	—
Total distributions	(1,060,003)	(1,252,446)	(44,841,777)	(32,360,506)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,351,082	22,363,258	509,177,465	391,678,723
Reinvestment of distributions	865,547	1,031,590	37,756,214	28,050,981
	7,216,629	23,394,848	546,933,679	419,729,704
Cost of shares redeemed	(40,900,474)	(79,537,970)	(371,164,423)	(284,914,258)
Net increase (decrease) in net assets resulting from capital share transactions	(33,683,845)	(56,143,122)	175,769,256	134,815,446
Net increase (decrease) in net assets	(30,330,327)	(65,775,796)	169,195,057	107,975,748

NET ASSETS:
Beginning of year or period	127,062,441	192,838,237	634,785,574	526,809,826
End of year or period	$96,732,114	$127,062,441	$803,980,631	$634,785,574
Undistributed (distributions in excess of) net investment income at end of year or period	$343,923	$(3,478)	$(3,407,671)	$396,522

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Value Choice Fund		ING Index Plus International Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$3,021,333	$4,470,605	$2,439,472	$2,130,084
Net realized gain (loss)	(34,832,397)	72,126,776	(1,986,760)	7,773,885
Net change in unrealized appreciation (depreciation)	(7,498,513)	(72,744,924)	2,874,102	(10,985,298)
Increase (decrease) in net assets resulting from operations	(39,309,577)	3,852,457	3,326,814	(1,081,329)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,085,360)	(3,111,531)	(172,400)	(119,991)
Class B	—	(43,014)	(4,426)	(2,716)
Class C	(366,940)	(1,315,055)	(15,082)	(5,994)
Class I	(2,716,720)	(2,957,286)	(1,376,087)	(1,354,511)
Class O	—	—	(927,783)	(609,056)
Class W	(288,923)	(584,591)	(83)	—
Net realized gains:
Class A	(20,838,644)	—	—	—
Class B	(485,497)	—	—	—
Class C	(13,221,207)	—	—	—
Class I	(19,281,134)	—	—	—
Class W	(2,277,810)	—	—	—
Total distributions	(61,562,235)	(8,011,477)	(2,495,861)	(2,092,268)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,481,797	389,319,314	10,801,680	51,836,203
Payment from distribution/payment by affiliate	364,932	—	—	—
Reinvestment of distributions	36,770,617	4,386,066	1,596,949	1,504,647
	91,617,346	393,705,380	12,398,629	53,340,850
Cost of shares redeemed	(453,328,903)	(243,707,957)	(51,575,951)	(93,789,046)
Net increase (decrease) in net assets resulting from capital share transactions	(361,711,557)	149,997,423	(39,177,322)	(40,448,196)
Net increase (decrease) in net assets	(462,583,369)	145,838,403	(38,346,369)	(43,621,793)

NET ASSETS:
Beginning of year or period	640,165,025	494,326,622	94,728,942	138,350,735
End of year or period	$177,581,656	$640,165,025	$56,382,573	$94,728,942
Undistributed net investment income at end of year or period	$678,384	$4,867,897	$2,410,014	$2,285,357

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Small Cap Fund		ING International Value Choice Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$3,487,467	$4,194,520	$431,484	$729,357
Net realized gain (loss)	(884,643)	44,928,242	(2,448,801)	(265,944)
Net change in unrealized appreciation (depreciation)	10,619,358	(62,985,420)	108,873	(4,469,597)
Increase (decrease) in net assets resulting from operations	13,222,182	(13,862,658)	(1,908,444)	(4,006,184)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,557,769)	(540,772)	(562,622)	(190,808)
Class B	(10,775)	(56)	(7,167)	—
Class C	(230,441)	(572)	(80,404)	(12,953)
Class I	(3,055,854)	(1,827,105)	(122,252)	(187,574)
Class O	(25,934)	(6,464)	—	—
Class W	(458,648)	(240,091)	(1,980)	(516)
Total distributions	(5,339,421)	(2,615,060)	(774,425)	(391,851)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,267,070	79,921,323	13,499,438	22,439,247
Payment from distribution/payment by affiliate	821,983	136,362	—	—
Reinvestment of distributions	3,263,088	1,515,427	677,136	351,441
	33,352,141	81,573,112	14,176,574	22,790,688
Cost of shares redeemed	(106,730,639)	(192,605,155)	(18,392,169)	(35,264,069)
Net decrease in net assets resulting from capital share transactions	(73,378,498)	(111,032,043)	(4,215,595)	(12,473,381)
Net decrease in net assets	(65,495,737)	(127,509,761)	(6,898,464)	(16,871,416)

NET ASSETS:
Beginning of year or period	307,668,967	435,178,728	29,922,785	46,794,201
End of year or period	$242,173,230	$307,668,967	$23,024,321	$29,922,785
Undistributed net investment income at end of year or period	$4,269,957	$4,023,061	$365,448	$725,238

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Fund		ING Russia Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$11,760,505	$16,501,957	$1,234,539	$(1,256,315)
Net realized gain (loss)	(57,627,771)	(15,527,252)	(2,514,104)	1,651,353
Net change in unrealized appreciation (depreciation)	44,269,093	(63,706,978)	(19,656,224)	(29,282,257)
Decrease in net assets resulting from operations	(1,598,173)	(62,732,273)	(20,935,789)	(28,887,219)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,601,085)	(10,059,110)	—	—
Class B	(20,538)	(81)	—	—
Class C	(2,495,707)	(2,824,431)	—	—
Class I	(7,967,223)	(9,798,033)	—	—
Class W	(9,108)	(545,238)	—	—
Total distributions	(18,093,661)	(23,226,893)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,063,881	158,710,188	24,129,463	62,067,223
Payment from distribution/payment by affiliate	860,591	115,624	—	—
Reinvestment of distributions	14,532,214	18,121,879	—	—
	51,456,686	176,947,691	24,129,463	62,067,223
Redemption fee proceeds	—	—	133,331	217,940
Cost of shares redeemed	(252,961,793)	(623,758,163)	(87,210,483)	(131,466,024)
Net decrease in net assets resulting from capital share transactions	(201,505,107)	(446,810,472)	(62,947,689)	(69,180,861)
Net decrease in net assets	(221,196,941)	(532,769,638)	(83,883,478)	(98,068,080)

NET ASSETS:
Beginning of year or period	703,780,494	1,236,550,132	328,244,953	426,313,033
End of year or period	$482,583,553	$703,780,494	$244,361,475	$328,244,953
Undistributed net investment income/Accumulated net investment loss at end of year or period	$11,361,011	$16,370,623	$973,892	$(6,466)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Diversified International Fund
Class A
10-31-12	8.62	0.12		0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50		0.50		1.47		46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50		0.50		0.97		61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39		0.39		0.76		102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	8.27	28.22	0.76	0.38		0.38		3.45		129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
Class B
10-31-12	8.57	0.06		0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25		1.25		0.70		7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00 *	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25		1.25		0.18		10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	9.27	12.78	1.38	1.14		1.14		(0.03)		16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	8.23	27.46	1.51	1.13		1.13		2.43		19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
Class C
10-31-12	8.55	0.06		0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25		1.25		0.70		27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25		1.25		0.15		38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	9.26	12.88	1.38	1.14		1.14		(0.01)		59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	8.21	27.32	1.51	1.13		1.13		2.54		71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	7.21	(50.43)	1.32	1.06		1.06		0.67		78,834	55
Class I
10-31-12	8.61	0.13		0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25		0.25		1.63		9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25		0.25		0.81		11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14		0.14		0.36		9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	8.26	28.78	0.48	0.10		0.10		4.55		3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	7.30	(49.97)	0.32	0.06		0.06		1.69		16	55
Class O
10-31-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50		0.50		1.25		3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50		0.50		0.62		3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34		0.34		0.55		2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	8.24	28.45	0.76	0.38		0.38		1.30		1,911	32
06-04-08(4)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	7.29	(43.88)	0.57	0.31		0.31		0.48		140	55
Class R
10-31-12	8.52	0.13	•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75		0.75		1.53		96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75		0.75		0.58		137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64		0.64		0.47		173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	8.18	28.13	1.01	0.63		0.63		2.94		198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	7.22	(50.18)	0.82	0.56		0.56		1.26		183	55
Class W
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	8.25	28.84	0.48	0.10		0.10		2.96		2,545	32
02-12-08(4)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80		1,506	55
ING Global Bond Fund
Class A
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	10.19	3.04	1.05	0.93	†	0.93	†	2.53	†	79,451	830

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class B
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78		1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65		1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22		1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56		1.81	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	10.16	2.26		1.80	1.68	†	1.68	†	1.71	†	4,085	830
Class C
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86		1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65		1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23		1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48		1.81	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	10.20	2.31		1.80	1.68	†	1.68	†	1.71	†	29,009	830
Class I
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94		0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75		0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44		0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94		0.71	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	10.21	3.78		0.74	0.62	†	0.62	†	2.69	†	503	830
Class O
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62		0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43		0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17		1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26		1.06	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(4)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	10.15	(3.70)		1.05	0.93	†	0.93	†	2.47	†	222	830
Class R
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30		1.18	1.15		1.15		3.42		276	609
08-05-11(4)–10-31-11	12.06	0.12		(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)		1.21	1.15	†	1.15	†	4.22	†	3	440
Class W
10-31-12	11.56	0.43	•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89		0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60		0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45		0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(4)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	12.06	10.54		0.71	0.56	†	0.56	†	2.85	†	1,533	396
ING Global Value Choice Fund
Class A
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—	32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97	(b)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—	16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73
Class B
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07	(b)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—	18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund (continued)
Class C
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02		24.67	(8.36	)(a)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—		30.27	1.93		2.18	2.18		2.17		(0.05)		134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04		30.03	21.04	(b)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—		24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
Class I
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02		26.69	(7.54	)(a)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—		32.58	3.04		1.08	1.08		1.07		1.09		241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04		32.14	22.49	(b)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—		26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
Class W
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02		26.69	(7.43	)(a)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—	—	0.54	—		32.50	2.98		1.18	1.18		1.17		0.87		25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04		32.07	22.23	(b)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(4)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—		26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81
ING Index Plus International Equity Fund
Class A
10-31-12	7.77	0.22		0.11	0.33	0.19	—	—	0.19	—		7.91	4.50		1.45	1.15		1.15		2.66		6,600	155
10-31-11	8.36	0.18		(0.66)	(0.48)	0.11	—	—	0.11	—		7.77	(5.81)		1.48	1.15	†	1.15	†	1.98	†	7,322	140
10-31-10	7.80	0.13		0.58	0.71	0.15	—	—	0.15	0.00	*	8.36	9.17	(c)	1.31	1.16	†	1.16	†	1.65	†	8,969	171
10-31-09	6.35	0.16	•	1.49	1.65	0.23	—	—	0.23	0.03		7.80	27.40	(d)	1.53	1.15		1.15		2.58		8,828	169
10-31-08	13.95	0.19	•	(6.24)	(6.05)	0.18	1.37	—	1.55	—		6.35	(48.51)		1.73	1.30		1.30		1.93		9,446	215
Class B
10-31-12	7.79	0.14	•	0.13	0.27	0.09	—	—	0.09	—		7.97	3.65		2.20	1.90		1.90		1.87		284	155
10-31-11	8.36	0.10	•	(0.64)	(0.54)	0.03	—	—	0.03	—		7.79	(6.47)		2.23	1.90	†	1.90	†	1.16	†	387	140
10-31-10	7.80	0.06	•	0.58	0.64	0.08	—	—	0.08	0.00	*	8.36	8.30	(c)	2.06	1.91	†	1.91	†	0.86	†	772	171
10-31-09	6.29	0.11	•	1.49	1.60	0.12	—	—	0.12	0.03		7.80	26.41	(d)	2.28	1.90		1.90		1.74		1,221	169
10-31-08	13.90	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		6.29	(48.88)		2.48	2.05		2.05		1.22		1,571	215
Class C
10-31-12	7.72	0.15		0.12	0.27	0.12	—	—	0.12	—		7.87	3.71		2.20	1.90		1.90		1.89		933	155
10-31-11	8.30	0.10	•	(0.64)	(0.54)	0.04	—	—	0.04	—		7.72	(6.52)		2.23	1.90	†	1.90	†	1.23	†	943	140
10-31-10	7.75	0.07	•	0.57	0.64	0.09	—	—	0.09	0.00	*	8.30	8.35	(c)	2.06	1.91	†	1.91	†	0.93	†	1,202	171
10-31-09	6.28	0.11	•	1.48	1.59	0.15	—	—	0.15	0.03		7.75	26.45	(d)	2.28	1.90		1.90		1.78		1,445	169
10-31-08	13.89	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		6.28	(48.91)		2.48	2.05		2.05		1.16		1,311	215
Class I
10-31-12	7.80	0.24	•	0.12	0.36	0.22	—	—	0.22	—		7.94	5.04		0.98	0.68		0.68		3.24		12,017	155
10-31-11	8.38	0.17		(0.61)	(0.44)	0.14	—	—	0.14	—		7.80	(5.34)		1.04	0.71	†	0.71	†	2.02	†	47,132	140
10-31-10	7.81	0.14	•	0.59	0.73	0.16	—	—	0.16	0.00	*	8.38	9.46	(c)	0.85	0.83	†	0.83	†	1.86	†	81,470	171
10-31-09	6.42	0.18	•	1.50	1.68	0.32	—	—	0.32	0.03		7.81	27.81	(d)	0.92	0.90		0.90		2.83		51,114	169
10-31-08	14.06	0.29	•	(6.32)	(6.03)	0.24	1.37	—	1.61	—		6.42	(48.12)		1.05	0.62		0.62		2.80		54,838	215
Class O
10-31-12	7.71	0.21		0.12	0.33	0.19	—	—	0.19	—		7.85	4.55		1.45	1.15		1.15		2.62		36,546	155
10-31-11	8.30	0.17		(0.65)	(0.48)	0.11	—	—	0.11	—		7.71	(5.85)		1.48	1.15	†	1.15	†	1.98	†	38,942	140
10-31-10	7.75	0.14		0.56	0.70	0.15	—	—	0.15	0.00	*	8.30	9.10	(c)	1.31	1.16	†	1.16	†	1.65	†	45,938	171
10-31-09	6.31	0.16	•	1.49	1.65	0.24	—	—	0.24	0.03		7.75	27.60	(d)	1.53	1.15		1.15		2.53		47,328	169
11-09-07(4)–10-31-08	13.09	0.19	•	(5.36)	(5.17)	0.24	1.37	—	1.61	—		6.31	(45.16)		1.73	1.30		1.30		2.03		41,539	215

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus International Equity Fund (continued)
Class W
10-31-12	7.79	0.22		0.12	0.34	0.22		—		—	0.22		—	7.91	4.73		1.20	0.90		0.90		2.87		3	155
08-05-11(4)–10-31-11	7.93	0.03		(0.17)	(0.14)	—		—		—	—		—	7.79	(1.77)		1.23	0.90	†	0.90	†	1.73	†	3	140
ING International Small Cap Fund
Class A
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—		—	0.57		0.10	37.07	6.62	(a)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—		—	0.14		0.01	35.39	(5.41	)(a),(e)	1.72	1.70		1.70		0.74		99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—		—	0.40		0.08	37.55	20.85	(a),(f)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—		—	0.71		0.18	31.45	42.73	(a),(g)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88		—	8.20		—	22.73	(59.84	)(a)	1.70	1.70		1.70		1.27		160,896	84
Class B
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—		—	0.17		0.10	39.12	5.96	(a)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*,•	(2.41)	(2.41)	0.00	*	—		—	0.00	*	0.02	37.10	(6.05	)(a),(e)	2.37	2.35		2.35		(0.01)		2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—		—	0.13		0.08	39.49	20.07	(a),(f)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—		—	0.17		0.19	33.01	41.60	(a),(g)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—		7.88		—	7.88		—	23.48	(60.10	)(a)	2.35	2.35		2.35		0.45		11,892	84
Class C
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—		—	0.33		0.09	34.50	5.94	(a)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—		—	0.00	*	0.01	32.93	(6.02	)(a),(e)	2.37	2.35		2.35		0.11		23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—		—	0.24		0.07	35.04	20.05	(a),(f)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—		—	0.42		0.17	29.41	41.80	(a),(g)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88		—	7.88		—	21.15	(60.11	)(a)	2.35	2.35		2.35		0.58		29,760	84
Class I
10-31-12	35.50	0.57		1.74	2.31	0.77		—		—	0.77		0.10	37.14	7.15	(a)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—		—	0.32		0.01	35.50	(4.97	)(a),(e)	1.27	1.25		1.25		1.26		153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—		—	0.55		0.08	37.66	21.45	(a),(f)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—		—	0.91		0.18	31.53	43.57	(a),(g)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88		—	8.40		—	22.85	(59.66	)(a)	1.29	1.29		1.29		1.71		139,213	84
Class O
10-31-12	35.13	0.50		1.67	2.17	0.65		—		—	0.65		0.10	36.75	6.75	(a)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—		—	0.20		0.01	35.13	(5.32	)(a),(e)	1.62	1.60		1.60		1.00		1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—		—	0.47		0.08	37.30	20.95	(a),(f)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—		—	0.90		0.18	31.28	43.07	(a),(g)	1.85	1.85	†	1.85	†	0.69	†	565	103
06-04-08(4)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—		0.00	*	—	—		—	22.75	(51.88	)(a)	1.60	1.60		1.60		1.39		62	84
Class W
10-31-12	42.00	0.66		2.05	2.71	0.72		—		—	0.72		0.12	44.11	7.02	(a)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—		—	0.25		0.02	42.00	(5.08	)(a),(e)	1.37	1.35		1.35		1.14		26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—		—	0.54		0.09	44.49	21.24	(a),(f)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—		—	0.92		0.22	37.21	43.54	(a),(g)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(4)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—		0.00	*	—	—		—	26.83	(47.08	)(a)	1.29	1.29		1.29		1.80		10,366	84
ING International Value Choice Fund
Class A
10-31-12	10.13	0.16		(0.82)	(0.66)	0.27		—		—	0.27		—	9.20	(6.42)		1.94	1.56		1.53		1.64		18,559	29
10-31-11	10.96	0.16		(0.90)	(0.74)	0.09		—		—	0.09		—	10.13	(6.82)		1.82	1.60	†	1.60	†	1.42	†	21,037	48
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—		—	0.06		—	10.96	13.95		1.78	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—		—	0.08		—	9.68	29.22		1.83	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98		—	2.08		—	7.56	(40.21)		1.62	1.65	†	1.64	†	0.52	†	8,940	73

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Choice Fund (continued)
Class B
10-31-12	9.95	0.09	•	(0.79)	(0.70)	0.15		—	—	0.15		—		9.10	(7.02)		2.69	2.31		2.28		0.95		325	29
10-31-11	10.77	0.08	•	(0.90)	(0.82)	—		—	—	—		—		9.95	(7.61)		2.57	2.35	†	2.35	†	0.58	†	481	48
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—	—	0.01		—		10.77	13.11		2.53	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—	—	0.00	*	—		9.53	28.13		2.58	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98	—	1.98		—		7.44	(40.63)		2.37	2.40	†	2.39	†	(0.27	)†	1,738	73
Class C
10-31-12	9.96	0.09	•	(0.80)	(0.71)	0.18		—	—	0.18		—		9.07	(7.06)		2.69	2.31		2.28		0.96		2,642	29
10-31-11	10.80	0.09		(0.90)	(0.81)	0.03		—	—	0.03		—		9.96	(7.55)		2.57	2.35	†	2.35	†	0.69	†	4,449	48
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—	—	0.01		—		10.80	13.07		2.53	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—	—	0.00	*	—		9.56	28.19		2.58	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98	—	1.98		—		7.46	(40.62)		2.37	2.40	†	2.39	†	(0.25	)†	2,267	73
Class I
10-31-12	10.14	0.19		(0.83)	(0.64)	0.30		—	—	0.30		—		9.20	(6.20)		1.73	1.35		1.32		1.85		1,425	29
10-31-11	10.96	0.23	•	(0.93)	(0.70)	0.12		—	—	0.12		—		10.14	(6.50)		1.38	1.28	†	1.28	†	1.82	†	3,892	48
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—	—	0.08		—		10.96	14.26		1.35	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—	—	0.12		—		9.67	29.58		1.39	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—		7.57	(39.96)		1.27	1.30	†	1.29	†	0.80	†	36,089	73
Class W
10-31-12	10.14	0.21	•	(0.84)	(0.63)	0.30		—	—	0.30		—		9.21	(6.11)		1.69	1.31		1.28		2.43		73	29
10-31-11	10.97	0.22		(0.94)	(0.72)	0.11		—	—	0.11		—		10.14	(6.62)		1.57	1.35	†	1.35	†	2.06	†	63	48
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—	—	0.08		—		10.97	14.27		1.53	1.45	†	1.45	†	1.15	†	34	43
06-01-09(4)–10-31-09	9.18	0.01	•	0.49	0.50	—		—	—	—		—		9.68	5.45		1.39	1.39	†	1.39	†	0.30	†	3	44
ING International Value Fund
Class A
10-31-12	10.59	0.21	•	(0.12)	0.09	0.28		—	—	0.28		0.01		10.41	1.20	(a)	1.67	1.61		1.61		2.05		185,195	33
10-31-11	11.78	0.20	•	(1.16)	(0.96)	0.23		—	—	0.23		0.00	*	10.59	(8.33	)(a),(h)	1.65	1.64		1.64		1.68		306,024	116
10-31-10	11.30	0.18	•	0.45	0.63	0.17		—	—	0.17		0.02		11.78	5.78	(a),(i)	1.62	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35		1.51	—	1.86		0.01		11.30	21.74	(a),(j)	1.75	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23		3.35	—	3.58		—		11.13	(42.58	)(a)	1.58	1.58	†	1.57	†	1.95	†	931,162	23
Class B
10-31-12	10.61	0.13	•	(0.11)	0.02	0.16		—	—	0.16		0.01		10.48	0.45	(a)	2.37	2.31		2.31		1.29		635	33
10-31-11	11.66	0.11	•	(1.16)	(1.05)	0.00	*	—	—	0.00	*	0.00	*	10.61	(9.00	)(a),(h)	2.35	2.34		2.34		0.94		1,430	116
10-31-10	11.14	0.11	•	0.43	0.54	0.04		—	—	0.04		0.02		11.66	5.07	(a),(i)	2.32	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17		1.51	—	1.68		0.01		11.14	20.91	(a),(j)	2.45	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02		3.35	—	3.37		—		10.88	(43.00	)(a)	2.28	2.28	†	2.27	†	1.12	†	85,873	23
Class C
10-31-12	10.23	0.14	•	(0.12)	0.02	0.19		—	—	0.19		0.01		10.07	0.51	(a)	2.37	2.31		2.31		1.38		101,301	33
10-31-11	11.40	0.11	•	(1.12)	(1.01)	0.16		—	—	0.16		0.00	*	10.23	(8.98	)(a),(h)	2.35	2.34		2.34		0.98		137,199	116
10-31-10	10.95	0.11	•	0.43	0.54	0.11		—	—	0.11		0.02		11.40	5.07	(a),(i)	2.32	2.26	†	2.26	†	0.99	†	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24		1.51	—	1.75		0.01		10.95	20.92	(a),(j)	2.45	2.40	†	2.40	†	0.58	†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08		3.35	—	3.43		—		10.79	(42.94	)(a)	2.28	2.18	†	2.17	†	1.34	†	326,812	23
Class I
10-31-12	10.58	0.27		(0.15)	0.12	0.33		—	—	0.33		0.01		10.38	1.57	(a)	1.23	1.17		1.17		2.50		195,304	33
10-31-11	11.77	0.23	•	(1.16)	(0.93)	0.26		—	—	0.26		0.00	*	10.58	(8.04	)(a),(h)	1.29	1.28		1.28		1.97		258,683	116
10-31-10	11.30	0.23	•	0.44	0.67	0.22		—	—	0.22		0.02		11.77	6.15	(a),(i)	1.27	1.27	†	1.27	†	2.02	†	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42		1.51	—	1.93		0.01		11.30	22.23	(a),(j)	1.33	1.33	†	1.33	†	1.65	†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31		3.35	—	3.66		—		11.16	(42.37	)(a)	1.28	1.28	†	1.27	†	2.23	†	735,622	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING International Value Fund (continued)
Class W
10-31-12	10.57	0.26	•	(0.15)	0.11	0.31	—	—	0.31	0.01		10.38	1.49	(a)	1.37	1.31		1.31		2.54	149	33
10-31-11	11.76	0.08	•	(1.01)	(0.93)	0.26	—	—	0.26	0.00	*	10.57	(8.06	)(a),(h)	1.35	1.34		1.34		0.70	445	116
10-31-10	11.30	0.22		0.44	0.66	0.22	—	—	0.22	0.02		11.76	6.04	(a),(i)	1.32	1.32	†	1.32	†	1.99 †	24,507	81
07-20-09(4)–10-31-09	10.42	0.01	•	0.87	0.88	—	—	—	—	—		11.30	8.45	(a),(j)	1.33	1.33	†	1.33	†	0.20 †	3	92
ING Russia Fund(k)
Class A
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—		31.44	(6.21)		2.14	2.14		2.14		0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(3.00)	—	—	—	—	—		33.52	(8.21)		2.03	2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—		36.52	23.67		2.11	2.11		2.11		(0.98)	418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—		29.53	65.55		2.21	2.21		2.21		(0.98)	373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	0.00	*	25.60	(61.70)		2.06	2.06		2.06		(0.60)	261,127	43
Class I
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—		31.76	(6.01)		1.96	1.96		1.96		0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—		33.79	(7.78)		1.73	1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—		36.64	24.04		1.71	1.71		1.71		(0.38)	8,151	30
09-30-09(4)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—		29.54	4.49		1.68	1.68		1.68		(1.68)	3	46
Class W
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—		31.72	(5.99)		1.89	1.89		1.89		1.51	64	46
08-05-11(4)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—		33.74	(14.65)		1.78	1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Value Choice would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W; and International Value total return would have been 1.07%, 0.32%, 0.38%, 1.44% and 1.36% on Classes A, B, C, I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Choice total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(c)	There was no impact on total return by the payment from distribution settlement.

(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A, B, C, I and O, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(f)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W,
respectively.

(h)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Value total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)% and (8.07)% on Classes A,B,C,I and W, respectively.

(i)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.

(j)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

(k)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012

NOTE 1 — ORGANIZATION

The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized on December 18, 1992 with sixteen separate active series, seven of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Diversified International, Global Bond, Global Value Choice, Index Plus International Equity, International Small Cap, International Value Choice and Russia. IMT is a Massachusetts business trust organized on August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

During the period, Global Value Choice was closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchase shares of the Fund prior to October 31, 2011. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective May 7, 2012, the Fund was re-opened to new investments.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2012, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $18,734,015, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of October 31, 2012. To reduce the amount of potential loss to Global Bond, various counterparties have posted $4,198,000 in cash collateral and $779,000 principal value in U.S. Treasury obligations.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Global Bond had a liability position of $20,280,186 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2012, Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2012, Global Bond had posted $7,530,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2012, Global Bond, Index Plus International Equity, and International Small Cap had average contract amounts on forward foreign currency contracts to buy of $832,332,761, $484,984, and $143,140 respectively. In addition to the above, Global Bond, Index Plus International Equity, and International Small Cap had average contract amounts on forward foreign currency contract to sell of $630,511,243, $533,585, and $16,495, respectively. The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2012. International Equity and International Small Cap had no open forward foreign currency contracts at October 31, 2012.

Each Fund and Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2012, Index Plus International Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. During the year ended October 31, 2012, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2012, Index Plus International Equity had an average notional value of $1,780,074 on futures contracts purchased.

During the year ended October 31, 2012, Global Bond had an average notional value of $197,233,477 and $164,941,892 on futures contracts purchased and sold, respectively.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2012, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for open written foreign currency options at October 31, 2012.

During the year ended October 31, 2012, Global Bond purchased and written options on OTC U.S. Treasuries to gain exposure to different parts of the yield curve and to generate income. There were no open options on U.S. Treasuries at October 31, 2012.

During the year ended October 31, 2012, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the respective Summary Portfolio of Investments for open purchased interest rate swaptions and the table following for written interest rate swaptions at October 31, 2012.

During year ended October 31, 2012, Global Bond had purchased and written swaptions on credit default swap indices (“CDX”) as part of managing the Fund’s credit risk and sector exposure and as a means of generating additional income. There were no open CDX swaptions at October 31, 2012.

Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2012.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2012, Global Bond had an average notional amount of $9,163,443 and $11,364,443 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

For the year ended October 31, 2012, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at October 31, 2012.

For the year ended October 31, 2012, Global Bond has sold credit protection to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. There were no open credit default swaps to sell protection at October 31, 2012.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2012, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $429,320,556.

For the year ended October 31, 2012, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $450,960,403.

Global Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at October 31, 2012.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Global Value Choice and International Small Cap which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified International	$21,574,282	$56,653,478
Global Bond	2,189,032,950	2,068,030,466
Global Value Choice	126,351,413	533,958,928
Index Plus International Equity	127,501,136	165,799,871
International Small Cap	76,502,878	149,842,164
International Value Choice	7,717,291	12,150,852
International Value	181,131,618	405,338,295
Russia	127,316,165	174,910,474

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,874,130,668	$1,853,273,530

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2012 and 2011 were $133,331 and $217,940, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Diversified International	0.00%
Global Bond	0.40%
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Index Plus International Equity	0.55%
International Small Cap(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Choice(2)	1.00%
International Value(1)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter (applied to all assets of the Fund)
Russia	1.25%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. These agreements will only renew if ING Investments elects to renew them.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the year ended October 31, 2012, ING Investments waived $70,231, $110,785, and $26,996 in advisory fees for International Small Cap, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Global Bond	ING Investment Management Co. LLC*
Global Value Choice	Tradewinds Global Investors, LLC(1)
Index Plus International Equity	ING Investment Management Co. LLC*
International Small Cap	Acadian Asset Management LLC and Schroder Investment Management North America Inc.
International Value Choice	Tradewinds Global Investors, LLC(1)
International Value	Brandes Investment Partners, L.P., del Rey Global Investors, LLC and ING Investment Management Co. LLC*
Russia	ING Investment Management Advisors B.V*

(1)	Please see Note 17 — Subsequent Events regarding changes to the Fund’s sub-advisory agreement.

For Diversified International, ING Investment Management Co. LLC is a consultant (the “Consultant” or “ING IM”) to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for each Fund. The Investment Adviser, ING IM, ING Investment Management Advisors B.V., the Distributor and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Value Choice	0.25%	1.00%	1.00%	N/A	N/A
Index Plus International Equity	0.25%	1.00%	1.00%	0.25%	N/A
International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
International Value Choice	0.25%	1.00%	1.00%	N/A	N/A
International Value	0.30%	1.00%	1.00%	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified International	$2,742	$—
Global Bond	52,838	—
Global Value Choice	8,028	—
Index Plus International Equity	443	—
International Small Cap	2,543	—
International Value Choice	1,525	—
International Value	821	—
Russia	40,159	—

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Contingent Deferred Sales Charges:
Diversified International	$—	$2,409
Global Bond	10,530	4,734
Global Value Choice	331	4,598
Index Plus International Equity	—	37
International Small Cap	—	222
International Value Choice	—	5
International Value	—	475
Russia	67	—

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Direct Investing, Inc.	Index Plus International Equity	62.27%
ING Global Target Payment Fund	Index Plus International Equity	16.06
ING Life Insurance and Annuity Company	International Small Cap	7.40
ING National Trust	International Value Choice	10.10
	International Value	14.41
ING Solution 2015 Portfolio	Global Bond	5.71
ING Solution 2025 Portfolio	Global Bond	9.49

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2012, the following Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Index Plus International Equity	Custody	$33,948
	Postage	24,868

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	1.15%	0.65%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	0.90%
International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	2.50%

(1)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International SmallCap(1)(2)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
International Value Choice	1.60%	2.35%	2.35%	1.35%	N/A	N/A	1.35%
International Value(1)(2)	1.60%	2.30%	2.30%	1.30%	N/A	N/A	1.30%
Russia(1)(2)	2.25%	N/A	N/A	2.00%	N/A	N/A	2.00%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to January 1, 2012, the Fund did not have a side agreement.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2013	2014	2015	Total
Diversified International	$472,043	$51,924	$244,615	$768,582
Global Bond	365,110	307,563	205,867	$878,540
Index Plus International Equity	22,288	358,140	248,446	$628,874
International Value Choice	—	—	74,942	$74,942

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2012, are as follows:

	October 31,
	2013	2014	2015	Total
Diversified International
Class A	$13,391	$121,634	$—	$135,025
Class B	2,176	19,366	—	21,542
Class C	7,365	71,599	—	78,964
Class O	1,800	4,761	—	6,561
Class R	21	226	—	247
Class W	1,912	3,017	—	4,929
Global Value Choice
Class A	$—	$—	$98,197	$98,197
Class B	—	—	2,887	2,887
Class C	—	—	61,031	61,031
Class W	—	—	11,386	11,386
Index Plus International Equity
Class A	$11,667	$—	$—	$11,667
Class B	1,268	—	—	1,268
Class C	1,761	—	—	1,761
Class O	60,711	—	—	60,711
International Value Choice
Class A	$15,874	$27,795	$—	$43,669
Class B	1,164	910	—	2,074
Class C	3,756	6,165	—	9,921
Class W	53	58	—	111

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF or IMT provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	AUD Notional	Cost
Balance at 10/31/11	—	$—
Options Purchased	44,600,000	423,078
Options Terminated in Closing Sell Transactions	(44,600,000)	(423,078)
Options Expired
Balance at 10/31/12	—	$—

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	EUR Notional	Cost
Balance at 10/31/11	11,600,000	$348,378
Options Purchased
Options Terminated in Closing Sell Transactions
Options Expired	(11,600,000)	(348,378)
Balance at 10/31/12	—	$—

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Cost
Balance at 10/31/11	141,800,000	$2,168,314
Options Purchased	918,100,000	10,934,679
Options Terminated in Closing Sell Transactions	(540,000,000)	(7,730,369)
Options Expired	(407,400,000)	(3,772,165)
Balance at 10/31/12	112,500,000	$1,600,459

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased option on U.S. Treasuries for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Cost
Balance at 10/31/11	—	$—
Options Purchased	5,635,000	82,764
Options Terminated in Closing Sell Transactions	(5,635,000)	(82,764)
Options Expired
Balance at 10/31/12	—	$—

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 10/31/11	—	$—
Options Purchased	151,394,000	3,198,493
Options Terminated in Closing Sell Transactions
Options Expired	(39,800,000)	(398,000)
Balance at 10/31/12	111,594,000	$2,800,493

Transactions in purchased swaptions on CDS indices for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 10/31/11	—	$—
Options Purchased	62,945,000	1,601,057
Options Terminated in Closing Sell Transactions	(34,970,000)	(656,369)
Options Expired	(27,975,000)	(944,688)
Balance at 10/31/12	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	AUD Notional	Premiums Received
Balance at 10/31/11	—	$—
Options Written	44,600,000	449,223
Options Terminated in Closing Purchase Transactions	(44,600,000)	(449,223)
Options Expired
Balance at 10/31/12	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	EUR Notional	Premiums Received
Balance at 10/31/11	11,600,000	$284,546
Options Written
Options Terminated in Closing Purchase Transactions
Options Expired	(11,600,000)	(284,546)
Balance at 10/31/12	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/11	110,600,000	$1,266,276
Options Written	935,800,000	7,965,679
Options Terminated in Closing Purchase Transactions	(503,000,000)	(5,929,159)
Options Expired	(448,700,000)	(2,440,864)
Balance at 10/31/12	94,700,000	$861,932

Transactions in written option on U.S. Treasuries for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/11	—	$—
Options Written	5,635,000	1,761
Options Terminated in Closing Purchase Transactions
Options Expired	(5,635,000)	(1,761)
Balance at 10/31/12	—	$—

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/2011	—	$—
Options Written	88,312,000	546,435
Options Terminated in Closing Purchase Transactions
Options Expired	(79,600,000)	(398,000)
Balance at 10/31/12	8,712,000	$148,435

Transactions in written swaptions on CDS indices for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/2011	—	$—
Options Written	45,460,000	645,185
Options Terminated in Closing Purchase Transactions	(45,460,000)	(645,185)
Options Expired
Balance at 10/31/12	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 11 — LINE OF CREDIT (continued)

an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	2	$1,215,000	1.23%
Global Bond	31	3,291,290	1.21
Global Value Choice	20	18,655,500	1.29
Index Plus International Equity	13	2,691,154	1.22
International Small Cap	13	867,692	1.23
International Value Choice	6	2,391,667	1.15
International Value	125	1,629,240	1.23
Russia	20	1,179,750	1.18

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified International
Class A
10/31/2012	278,532	—	78,991	(2,272,947)	—	(1,915,424)	2,428,890	—	—	635,082	—	(19,511,436)	—	(16,447,464)
10/31/2011	790,343	—	90,062	(4,745,194)	—	(3,864,789)	7,627,783	—	—	863,699	—	(45,428,470)	—	(36,936,988)
Class B
10/31/2012	254	—	2,703	(318,203)	—	(315,246)	5,008	—	—	21,787	—	(2,723,845)	—	(2,697,050)
10/31/2011	607	—	2,021	(605,231)	—	(602,603)	6,016	—	—	19,384	—	(5,756,366)	—	(5,730,966)
Class C
10/31/2012	86,850	—	9,250	(1,467,463)	—	(1,371,363)	750,958	—	—	74,369	—	(12,439,046)	—	(11,613,719)
10/31/2011	194,020	—	8,099	(2,071,989)	—	(1,869,870)	1,836,873	—	—	77,503	—	(19,497,794)	—	(17,583,418)
Class I
10/31/2012	213,907	—	14,745	(501,901)	—	(273,249)	1,844,184	—	—	117,965	—	(4,289,264)	—	(2,327,115)
10/31/2011	1,060,810	—	3,807	(661,463)	—	403,154	10,315,904	—	—	36,391	—	(6,155,133)	—	4,197,162
Class O
10/31/2012	136,747	—	—	(115,597)	—	21,150	1,167,904	—	—	—	—	(984,343)	—	183,561
10/31/2011	209,526	—	—	(116,325)	—	93,201	1,989,309	—	—	—	—	(1,059,969)	—	929,340
Class R
10/31/2012	—	—	171	(5,471)	—	(5,300)	40	—	—	1,361	—	(45,113)	—	(43,712)
10/31/2011	—	—	140	(2,802)	—	(2,662)	—	—	—	1,332	—	(27,610)	—	(26,278)
Class W
10/31/2012	17,972	—	1,880	(109,342)	—	(89,490)	154,098	—	—	14,983	—	(907,427)	—	(738,346)
10/31/2011	66,855	—	3,496	(170,541)	—	(100,190)	587,373	—	—	33,281	—	(1,612,628)	—	(991,974)
Global Bond
Class A
10/31/2012	9,035,461	—	1,193,493	(13,995,278)	—	(3,766,324)	103,953,667	—	—	13,612,253	—	(159,105,530)	—	(41,539,610)
10/31/2011	14,837,384	—	940,858	(8,773,526)	—	7,004,716	176,621,769	—	—	11,116,131	—	(103,775,875)	—	83,962,025
Class B
10/31/2012	23,090	—	7,023	(71,270)	—	(41,157)	262,298	—	—	79,346	—	(809,356)	—	(467,712)
10/31/2011	25,063	—	10,171	(194,167)	—	(158,933)	293,547	—	—	119,021	—	(2,285,314)	—	(1,872,746)
Class C
10/31/2012	3,840,728	—	317,969	(2,344,774)	—	1,813,923	43,980,999	—	—	3,607,338	—	(26,798,110)	—	20,790,227
10/31/2011	2,435,405	—	249,324	(2,416,578)	—	268,151	28,754,106	—	—	2,929,190	—	(28,391,280)	—	3,292,016
Class I
10/31/2012	29,561,113	—	1,644,408	(14,854,236)	—	16,351,285	338,194,865	—	—	18,739,776	—	(170,391,313)	—	186,543,328
10/31/2011	14,003,879	—	1,101,842	(11,781,300)	—	3,324,421	165,827,791	—	—	12,984,986	—	(138,649,671)	—	40,163,106
Class O
10/31/2012	136,364	—	6	(120,315)	—	16,055	1,540,069	—	—	72	—	(1,360,024)	—	180,117
10/31/2011	174,442	—	—	(125,060)	—	49,382	2,039,436	—	—	—	—	(1,455,707)	—	583,729
Class R
10/31/2012	23,244	—	535	(267)	—	23,512	268,156	—	—	6,125	—	(3,004)	—	271,277
8/5/2011(1)- 10/31/2011	249	—	—	—	—	249	3,000	—	—	—	—	—	—	3,000

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond (continued)
Class W
10/31/2012	1,857,931	—	152,609	(1,127,707)	—	882,833	20,977,411	—	—	1,711,304	—	(12,697,086)	—	9,991,629
10/31/2011	1,541,709	—	77,641	(889,160)	—	730,190	18,139,074	—	—	901,653	—	(10,356,411)	—	8,684,316
Global Value Choice
Class A
10/31/2012	593,626	—	716,446	(5,418,363)	—	(4,108,291)	16,405,098	137,703	—	19,236,587	—	(145,549,018)	—	(109,769,630)
10/31/2011	4,265,625	—	79,834	(3,420,485)	—	924,974	144,603,799	—	—	2,641,663	—	(114,217,071)	—	33,028,391
Class B
10/31/2012	1,439	—	14,886	(70,107)	—	(53,782)	41,253	3,331	—	432,452	—	(2,024,962)	—	(1,547,926)
10/31/2011	13,043	—	1,069	(69,196)	—	(55,084)	471,719	—	—	37,866	—	(2,483,644)	—	(1,974,059)
Class C
10/31/2012	247,916	—	300,547	(2,863,809)	—	(2,315,346)	6,344,252	79,799	—	7,576,794	—	(71,018,084)	—	(57,017,239)
10/31/2011	1,679,621	—	21,518	(705,689)	—	995,450	53,663,379	—	—	673,274	—	(22,048,879)	—	32,287,774
Class I
10/31/2012	1,072,101	—	258,211	(7,581,198)	—	(6,250,886)	29,635,295	129,275	—	6,989,762	—	(217,824,290)	—	(181,069,958)
10/31/2011	4,607,087	—	13,983	(1,953,720)	—	2,667,350	157,033,879	—	—	466,333	—	(65,663,284)	—	91,836,928
Class W
10/31/2012	73,824	—	93,751	(639,520)	—	(471,945)	2,055,899	14,824	—	2,535,022	—	(16,912,549)	—	(12,306,804)
10/31/2011	981,538	—	17,025	(1,153,978)	—	(155,415)	33,546,538	—	—	566,930	—	(39,295,079)	—	(5,181,611)
Index Plus International Equity
Class A
10/31/2012	65,924	—	23,845	(197,783)	—	(108,014)	500,403	—	—	166,913	—	(1,455,753)	—	(788,437)
10/31/2011	104,858	—	13,812	(249,258)	—	(130,588)	900,553	—	—	115,330	—	(2,118,993)	—	(1,103,110)
Class B
10/31/2012	1,213	—	544	(15,790)	—	(14,033)	9,491	—	—	3,863	—	(122,113)	—	(108,759)
10/31/2011	13	—	278	(42,996)	—	(42,705)	112	—	—	2,340	—	(377,578)	—	(375,126)
Class C
10/31/2012	22,534	—	1,588	(27,758)	—	(3,636)	173,817	—	—	11,133	—	(210,688)	—	(25,738)
10/31/2011	6,716	—	529	(29,920)	—	(22,675)	56,268	—	—	4,422	—	(250,290)	—	(189,600)
Class I
10/31/2012	1,025,447	—	196,582	(5,749,898)	—	(4,527,869)	7,511,445	—	—	1,374,111	—	(44,129,677)	—	(35,244,121)
10/31/2011	5,759,325	—	161,820	(9,597,420)	—	(3,676,275)	47,802,176	—	—	1,352,813	—	(83,821,515)	—	(34,666,526)
Class O
10/31/2012	352,326	—	5,898	(751,406)	—	(393,182)	2,606,524	—	—	40,929	—	(5,657,720)	—	(3,010,267)
10/31/2011	366,085	—	3,588	(856,544)	—	(486,871)	3,074,094	—	—	29,742	—	(7,220,670)	—	(4,116,834)
Class W
10/31/2012	—	—	—	—	—	—	—	—	—	—	—	—	—	—
8/5/2011(1)- 10/31/2011	378	—	—	—	—	378	3,000	—	—	—	—	—	—	3,000
International Small Cap
Class A
10/31/2012	270,854	—	40,026	(922,903)	—	(612,023)	9,713,889	270,209	—	1,274,839	—	(32,531,269)	—	(21,272,332)
10/31/2011	622,313	—	11,418	(1,662,144)	—	(1,028,413)	24,861,014	43,448	—	445,420	—	(65,716,954)	—	(40,367,072)
Class B
10/31/2012	14	—	282	(21,905)	—	(21,609)	498	6,794	—	9,527	—	(830,403)	—	(813,584)
10/31/2011	148	—	1	(59,948)	—	(59,799)	6,278	1,163	—	49	—	(2,536,178)	—	(2,528,688)
Class C
10/31/2012	18,540	—	6,506	(146,218)	—	(121,172)	617,771	64,016	—	193,956	—	(4,823,984)	—	(3,948,241)
10/31/2011	15,965	—	15	(191,906)	—	(175,926)	598,166	10,010	—	477	—	(7,103,227)	—	(6,494,574)
Class I
10/31/2012	259,424	—	42,183	(1,912,885)	—	(1,611,278)	9,074,359	402,185	—	1,340,152	—	(64,850,016)	—	(54,033,320)
10/31/2011	1,087,598	—	21,402	(2,380,895)	—	(1,271,895)	43,168,247	70,572	—	834,463	—	(90,223,469)	—	(46,150,187)
Class O
10/31/2012	16,552	—	—	(14,297)	—	2,255	587,931	3,932	—	—	—	(498,432)	—	93,431
10/31/2011	23,889	—	—	(14,538)	—	9,351	947,636	597	—	—	—	(569,560)	—	378,673
Class W
10/31/2012	231,450	—	11,768	(74,946)	—	168,272	9,272,622	74,847	—	444,614	—	(3,196,535)	—	6,595,548
10/31/2011	223,881	—	5,091	(543,204)	—	(314,232)	10,339,982	10,572	—	235,018	—	(26,455,767)	—	(15,870,195)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Value Choice
Class A
10/31/2012	857,977	—	61,290	(979,205)	—	(59,938)	7,602,647	—	—	549,769	—	(8,868,341)	—	(715,925)
10/31/2011	700,913	—	16,673	(710,198)	—	7,388	7,732,588	—	—	183,909	—	(7,787,412)	—	129,085
Class B
10/31/2012	143	—	641	(13,367)	—	(12,583)	1,279	—	—	5,729	—	(121,644)	—	(114,636)
10/31/2011	2,967	—	—	(62,387)	—	(59,420)	32,117	—	—	—	—	(676,895)	—	(644,778)
Class C
10/31/2012	32,738	—	6,462	(194,465)	—	(155,265)	297,645	—	—	57,515	—	(1,754,257)	—	(1,399,097)
10/31/2011	102,250	—	874	(137,507)	—	(34,383)	1,109,821	—	—	9,548	—	(1,454,328)	—	(334,959)
Class I
10/31/2012	148,611	—	6,943	(384,488)	—	(228,934)	1,368,545	—	—	62,143	—	(3,475,314)	—	(2,044,626)
10/31/2011	1,211,619	—	14,302	(2,458,363)	—	(1,232,442)	13,488,923	—	—	157,468	—	(25,305,252)	—	(11,658,861)
Class W
10/31/2012	472,053	—	221	(470,611)	—	1,663	4,229,322	—	—	1,980	—	(4,172,613)	—	58,689
10/31/2011	6,762	—	47	(3,616)	—	3,193	75,798	—	—	516	—	(40,182)	—	36,132
International Value
Class A
10/31/2012	1,592,206	—	624,185	(13,328,059)	—	(11,111,668)	15,911,710	370,454	—	5,904,795	—	(133,988,233)	—	(111,801,274)
10/31/2011	2,713,615	—	687,338	(21,092,834)	—	(17,691,881)	31,514,665	48,376	—	7,909,938	—	(245,656,346)	—	(206,183,367)
Class B
10/31/2012	3,308	—	1,473	(79,061)	—	(74,280)	33,148	1,679	—	14,127	—	(811,502)	—	(762,548)
10/31/2011	953	—	5	(134,706)	—	(133,748)	15,458	233	—	57	—	(1,596,187)	—	(1,580,439)
Class C
10/31/2012	88,634	—	203,326	(3,641,870)	—	(3,349,910)	836,062	166,718	—	1,872,630	—	(35,566,726)	—	(32,691,316)
10/31/2011	125,441	—	190,553	(5,369,143)	—	(5,053,149)	1,422,732	21,392	—	2,131,679	—	(60,913,970)	—	(57,338,167)
Class I
10/31/2012	1,900,630	—	716,678	(8,267,004)	—	(5,649,696)	19,262,272	321,337	—	6,736,773	—	(82,295,214)	—	(55,974,832)
10/31/2011	10,647,783	—	658,850	(25,034,873)	—	(13,728,240)	125,628,816	45,553	—	7,549,252	—	(291,421,213)	—	(158,197,592)
Class W
10/31/2012	2,195	—	413	(30,318)	—	(27,710)	20,689	403	—	3,889	—	(300,118)	—	(275,137)
10/31/2011	11,107	—	46,331	(2,099,066)	—	(2,041,628)	128,517	70	—	530,953	—	(24,170,447)	—	(23,510,907)
Russia
Class A
10/31/2012	486,919	—	—	(2,470,645)	—	(1,983,726)	15,853,700	—	—	—	(122,278)	(77,879,747)	—	(61,903,769)
10/31/2011	1,257,704	—	—	(3,228,676)	—	(1,970,972)	51,432,518	—	—	—	(180,692)	(124,889,133)	—	(73,275,923)
Class I
10/31/2012	252,713	—	—	(291,136)	—	(38,423)	8,205,811	—	—	—	(10,849)	(9,318,184)	—	(1,101,524)
10/31/2011	263,755	—	—	(174,657)	—	89,098	10,631,704	—	—	—	(37,248)	(6,576,891)	—	4,092,061
Class W
10/31/2012	2,374	—	—	(419)	—	1,955	69,952	—	—	—	(204)	(12,552)	—	57,604
8/5/2011(1)- 10/31/2011	76	—	—	—	—	76	3,001	—	—	—	—	—	—	3,001

(1)	Commencement of operations.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Certain Funds). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2012, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Global Value Choice	$7,969,306	$8,310,696
International Small Cap	1,621,307	1,722,019
International Value	650,310	700,066
Russia	13,619,804	14,079,810

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
Diversified International	$179	$131,797	$(131,976)
Global Bond(1)	—	(19,943,605)	19,943,605
Global Value Choice	(364,932)	(1,752,903)	2,117,835
Index Plus International Equity	—	181,046	(181,046)
International Small Cap	(821,983)	2,098,850	(1,276,867)
International Value Choice	—	(16,849)	16,849
International Value	(860,591)	1,323,544	(462,953)
Russia	500	(254,181)	253,681

(1)	$19,080,116 relates to the tax treatment of foreign currency gains and losses.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2012			Year Ended October 31, 2011
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Return Of Capital
Diversified International	$1,060,003	$—	$—	$1,061,111	$191,335
Global Bond	27,988,289	6,774,863	10,078,625	32,360,506	—
Global Value Choice	32,521,474	29,040,761	—	8,011,477	—
Index Plus International Equity	2,495,861	—	—	2,092,268	—
International Small Cap	5,339,421	—	—	2,615,060	—
International Value Choice	774,425	—	—	391,851	—
International Value	18,093,661	—	—	23,226,893	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Diversified International	$526,968	$(178,380)	$2,898,366	$(28,060,058)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				(418,596)	Short-term	None
				(6,148,582)	Long-term	None
				$(162,015,733)
Global Bond	—	—	12,336,465	—	N/A	N/A
Global Value Choice	681,489		(27,177,137)	(9,135,728)	Short-term	None
				(25,904,849)	Long-term	None
				$(35,040,577)
Index Plus International Equity	2,411,899	—	7,275,787	(27,339,841)	Short-term	2016
				(46,742,747)	Short-term	2017
				(4,579,617)	Short-term	None
				(140,407)	Long-term	None
				$(78,802,612)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
International Small Cap	$4,278,857	$—	$11,334,106	$(77,906,737)	Short-term	2016
				(202,973,948)	Short-term	2017
				(1,355,837)	Short-term	None
				$(282,236,522)
International Value Choice	365,853	—	(2,284,541)	(14,545,893)	Short-term	2017
				(359,381)	Short-term	2019
				(2,490,915)	Long-term	None
				$(17,396,189)
International Value	11,410,427	—	(45,848,330)	(810,539,013)	Short-term	2017
				(70,133,094)	Short-term	2018
				(8,757,263)	Short-term	2019
				(12,866,873)	Short-term	None
				(51,613,608)	Long-term	None
				$(953,909,851)
Russia	982,885	—	41,515,751	(66,111,223)	Short-term	2017
				(21,810,157)	Short-term	2018
				(2,925,627)	Short-term	None
				$(90,847,007)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of October 31, 2012, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Value Choice	$364,932
International SmallCap Multi-Manager	$821,983
International Value	$860,591

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2012, the following Funds paid dividends of:

	Net Investment Income	Payable Date	Record Date
Global Bond
Class A	$0.0392	November 2, 2012	October 31, 2012
Class B	$0.0319	November 2, 2012	October 31, 2012
Class C	$0.0319	November 2, 2012	October 31, 2012
Class I	$0.0422	November 2, 2012	October 31, 2012
Class O	$0.0393	November 2, 2012	October 31, 2012
Class R	$0.0368	November 2, 2012	October 31, 2012
Class W	$0.0417	November 2, 2012	October 31, 2012
Class A	$0.0392	December 4, 2012	November 30, 2012
Class B	$0.0319	December 4, 2012	November 30, 2012
Class C	$0.0322	December 4, 2012	November 30, 2012
Class I	$0.0419	December 4, 2012	November 30, 2012
Class O	$0.0392	December 4, 2012	November 30, 2012
Class R	$0.0368	December 4, 2012	November 30, 2012
Class W	$0.0416	December 4, 2012	November 30, 2012

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Net Investment Income	Payable Date	Record Date
Global Value Choice
Class A	$0.1468	December 18, 2012	December 14, 2012
Class B	$ —	December 18, 2012	December 14, 2012
Class C	$ —	December 18, 2012	December 14, 2012
Class I	$0.1924	December 18, 2012	December 14, 2012
Class W	$0.2218	December 18, 2012	December 14, 2012
Index Plus International Equity
Class A	$0.3449	December 18, 2012	December 14, 2012
Class B	$0.2774	December 18, 2012	December 14, 2012
Class C	$0.2819	December 18, 2012	December 14, 2012
Class I	$0.3846	December 18, 2012	December 14, 2012
Class O	$0.3464	December 18, 2012	December 14, 2012
Class W	$0.3670	December 18, 2012	December 14, 2012
International Small Cap
Class A	$0.6353	December 18, 2012	December 14, 2012
Class B	$0.3641	December 18, 2012	December 14, 2012
Class C	$0.4502	December 18, 2012	December 14, 2012
Class I	$0.8025	December 18, 2012	December 14, 2012
Class O	$0.6880	December 18, 2012	December 14, 2012
Class W	$0.7579	December 18, 2012	December 14, 2012
International Value Choice
Class A	$0.1764	December 18, 2012	December 14, 2012
Class B	$0.0910	December 18, 2012	December 14, 2012
Class C	$0.0761	December 18, 2012	December 14, 2012
Class I	$0.1643	December 18, 2012	December 14, 2012
Class W	$ —	December 18, 2012	December 14, 2012
International Value
Class A	$0.2695	December 18, 2012	December 14, 2012
Class B	$0.1435	December 18, 2012	December 14, 2012
Class C	$0.1956	December 18, 2012	December 14, 2012
Class I	$0.3272	December 18, 2012	December 14, 2012
Class W	$0.2999	December 18, 2012	December 14, 2012
Russia
Class A	$0.1643	December 18, 2012	December 14, 2012
Class I	$0.1900	December 18, 2012	December 14, 2012
Class W	$0.3002	December 18, 2012	December 14, 2012

On September 6, 2012, the Board of Global Value Choice approved a change with respect to the Fund’s sub-adviser, name and principal investment strategies. The Fund will be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING IM under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 12, 2013.

On September 6, 2012, the Board of International Value Choice approved a change with respect to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board approved a proposal to reorganize the Fund with and into Global Value Choice, to be renamed ING International Value Equity Fund. Effective November 30, 2012, International Value Choice is managed by ING IM under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 14, 2013.

On December 7, 2012, Index Plus International Equity was closed to new investments.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING DIVERSIFIED INTERNATIONAL FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.6%
97,000	iShares MSCI EAFE Value Index	$4,471,700	4.6

	Total Exchange-Traded Funds (Cost $4,581,626)	4,471,700	4.6

MUTUAL FUNDS: 95.7%
	Affiliated Investment Companies: 95.7%
1,350,571	ING Emerging Markets Equity Fund — Class I	14,559,150	15.1
4,158,549	ING International Core Fund — Class I	38,882,434	40.2
1,967,449	ING International Growth Fund — Class I	19,418,723	20.1

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
131,492	ING International SmallCap Fund — Class I	$4,883,616	5.0
1,426,281	ING International Value Fund — Class I	14,804,800	15.3

	Total Mutual Funds (Cost $87,838,597)	92,548,723	95.7

	Total Investments in Securities (Cost $92,420,223)	$97,020,423	100.3
	Liabilities in Excess of Other Assets	(288,309)	(0.3)
	Net Assets	$96,732,114	100.0

Cost for federal income tax purposes is $94,122,057.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,009,381
Gross Unrealized Depreciation	(2,111,015)
Net Unrealized Appreciation	$2,898,366

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,471,700	$—	$—	$4,471,700
Mutual Funds	92,548,723	—	—	92,548,723
Total Investments, at fair value	$97,020,423	$—	$—	$97,020,423

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.8%
		Azerbaijan: 0.1%
1,040,000		Other Securities	$1,125,998	0.1

		Brazil: 1.2%
1,250,000	#	Caixa Economica Federal, 3.500%, 11/07/22	1,255,125	0.2
80,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	87,600	0.0
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	518,750	0.1
240,000	#	Odebrecht Finance Ltd., 7.500%, 09/29/49	258,000	0.0
1,113,250	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,174,479	0.1
5,395,000		Other Securities	6,080,916	0.8
			9,374,870	1.2

		Cayman Islands: 0.2%
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	761,425	0.1
750,000		Other Securities	785,625	0.1
			1,547,050	0.2

		Chile: 0.5%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	458,172	0.1
1,800,000	#	Telefonica Chile SA, 3.875%, 10/12/22	1,790,953	0.2
1,882,000		Empresa Nacional del Petroleo, 4.750%–5.250%, 08/10/20–12/06/21	2,090,511	0.2
			4,339,636	0.5

		China: 0.1%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	659,232	0.1
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	324,882	0.0
			984,114	0.1

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,537,500	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	816,065	0.1
			2,353,565	0.3

		Hong Kong: 0.2%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 11/07/49	1,567,500	0.2

CORPORATE BONDS/NOTES: (continued)
		India: 0.5%
2,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	$2,406,975	0.3
800,000	#	State Bank of India/London, 4.125%, 08/01/17	819,522	0.1
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,113,025	0.1
			4,339,522	0.5

		Indonesia: 0.3%
2,500,000		Pertamina Persero PT, 6.000%, 05/03/42	2,831,250	0.3

		Ireland: 0.2%
250,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,688	0.0
1,500,000	#	Brunswick Rail Finance Ltd., 6.500%, 11/01/17	1,528,908	0.2
			1,798,596	0.2

		Italy: 0.2%
1,191,000		Other Securities	1,238,196	0.2

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	819,437	0.1

		Mexico: 2.9%
2,300,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	2,610,500	0.3
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	411,055	0.0
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,245,500	0.2
MXN 143,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	11,966,175	1.5
3,226,000		Petroleos Mexicanos, 4.875%–6.500%, 01/21/21–06/27/44	3,790,030	0.5
2,605,000		Other Securities	3,082,288	0.4
			23,105,548	2.9

		Netherlands: 0.3%
325,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	341,250	0.1
1,683,000		Other Securities	1,924,103	0.2
			2,265,353	0.3

		Russia: 1.2%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	453,600	0.0
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	806,295	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Russia: (continued)
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	$2,580,144	0.3
1,375,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	1,371,244	0.2
1,300,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	1,293,825	0.2
1,400,000	#	VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/22	1,453,130	0.2
1,400,000		Other Securities	1,498,558	0.2
			9,456,796	1.2

		South Africa: 0.4%
3,084,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	3,091,710	0.4
100,000		Other Securities	102,083	0.0
			3,193,793	0.4

		South Korea: 0.2%
700,000	#	Hyundai Capital America, 4.000%, 06/08/17	757,217	0.1
492,000	#	Korea Gas Corp., 6.250%, 01/20/42	675,825	0.1
			1,433,042	0.2

		Trinidad And Tobago: 0.2%
1,364,167		Other Securities	1,490,352	0.2

		Turkey: 0.4%
900,000	#	Akbank TAS, 5.000%, 10/24/22	918,405	0.1
400,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	410,000	0.1
1,700,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	1,742,500	0.2
			3,070,905	0.4

		United Arab Emirates: 0.5%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,290,600	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	849,852	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,864,732	0.2
			4,005,184	0.5

		United Kingdom: 0.3%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	687,543	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	263,437	0.0
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	725,035	0.1
625,000		Other Securities	670,063	0.1
			2,346,078	0.3

CORPORATE BONDS/NOTES: (continued)
		United States: 13.8%
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	$471,537	0.1
2,718,000		American Express Credit Corp., 2.750%–5.125%, 08/25/14–09/15/15	2,914,101	0.4
3,762,000		AT&T, Inc., 2.500%–5.350%, 08/15/15–09/01/40	4,264,501	0.5
1,750,000		Bank of America Corp., 5.420%–5.625%, 03/15/17–07/01/20	2,027,064	0.3
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	239,375	0.0
1,869,000		Citigroup, Inc., 5.000%–8.500%, 09/15/14–05/22/19	2,093,406	0.3
2,641,000		Comcast Corp., 5.700%–6.550%, 05/15/18–07/01/39	3,310,748	0.4
1,226,000		Devon Energy Corp., 5.600%, 07/15/41	1,534,726	0.2
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,400,208	0.3
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	634,500	0.1
605,000		General Electric Capital Corp., 2.250%, 11/09/15	626,682	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,792,073	0.3
1,601,000		General Electric Co., 2.700%, 10/09/22	1,611,696	0.2
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,168,072	0.1
2,036,000		JPMorgan Chase & Co., 4.400%, 07/22/20	2,264,553	0.3
250,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	284,289	0.0
2,632,000		Kellogg Co., 4.000%, 12/15/20	2,964,837	0.4
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	550,817	0.1
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	4,676,383	0.6
1,683,000		Morgan Stanley, 4.100%-7.300%, 01/26/15–05/13/19	1,840,370	0.2
2,334,000		Oracle Corp., 5.375%, 07/15/40	3,043,032	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	$1,213,395	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,215,500	0.1
291,000	#	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	312,825	0.0
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,854,016	0.2
1,702,000		Time Warner Cable, Inc., 5.875%–6.750%, 06/15/39–11/15/40	2,183,918	0.3
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	432,500	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	783,000	0.1
1,626,000		Wells Fargo & Co., 3.676%, 06/15/16	1,766,121	0.2
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	815,850	0.1
51,726,000		Other Securities	58,762,688	7.3
			111,052,783	13.8

		Venezuela: 0.7%
3,919,100		Petroleos de Venezuela SA, 8.500%, 11/02/17	3,527,190	0.5
2,101,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,723,148	0.2
			5,250,338	0.7

		Total Corporate Bonds/Notes (Cost $183,238,500)	198,989,906	24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.6%
		United States: 7.6%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,723,184	0.2
1,898,855		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,913,416	0.2
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.190%, 09/10/47	702,537	0.1
905,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.323%, 07/10/43	930,235	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
580,723		Banc of America Funding Corp., 5.750%, 10/25/35–11/25/35	$585,402	0.1
1,211,552		Bear Stearns Adjustable Rate Mortgage Trust, 2.634%, 08/25/35	1,225,608	0.2
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,717,463	0.3
580,000	#	Bear Stearns Commercial Mortgage Securities, 5.539%, 04/12/38	568,648	0.1
1,734,575	#	Credit Suisse Mortgage Capital Certificates, 4.975%, 07/27/37	1,767,068	0.2
1,042,798		Credit Suisse Mortgage Capital Certificates, 5.589%–5.677%, 06/15/39–09/15/40	1,113,014	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	764,686	0.1
557,426	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	559,951	0.1
1,925,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	1,930,579	0.2
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,677,558	0.2
310,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	309,792	0.0
430,634	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	431,036	0.0
467,073		JPMorgan Mortgage Trust, 5.280%, 07/25/35	471,216	0.1
22,856,522	ˆ	JPMorgan Chase Commerical Mortgage Securities Corp., 1.449%–5.247%, 01/12/43–08/15/46	2,408,924	0.3
660,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	648,114	0.1
453,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	380,718	0.1
260,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	260,083	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
3,907,000		LB-UBS Commercial Mortgage Trust, 4.943%–5.886%, 10/15/36–06/15/38	$4,026,772	0.5
1,398,666		Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	1,416,153	0.2
1,119,771		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	1,152,744	0.1
1,330,000	#	Morgan Stanley Capital I, 5.421%, 01/13/41	1,331,227	0.2
2,650,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	2,697,386	0.3
2,910,000		Morgan Stanley Capital I, Inc., 5.397%–5.576%, 06/15/38–04/12/49	2,974,322	0.4
3,124,757		Morgan Stanley Capital I, 5.302%–5.576%, 01/14/42–04/12/49	3,210,376	0.4
960,000	#	RBSCF Trust, 5.305%, 01/16/49	978,868	0.1
12,000,000	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 2.210%, 08/10/49	1,691,051	0.2
2,368,000		Wachovia Bank Commercial Mortgage Trust, 5.750%, 06/15/49	2,735,024	0.4
1,096,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	1,093,269	0.1
11,270,000	#, ˆ	Wells Fargo Commercial Mortgage Trust, 2.167%, 10/15/45	1,547,670	0.2
1,623,170		Wells Fargo Mortgage-Backed Securities Trust, 5.338%, 08/25/35	1,646,416	0.2
15,527,543	#, ˆ	WF-RBS Commercial Mortgage Trust, 2.073%, 11/15/44	1,881,609	0.2
5,249,719	#, ˆ	WF-RBS Commercial Mortgage Trust, 2.259%, 08/15/45	708,759	0.1
811,445		Wells Fargo Mortgage Backed Securities Trust, 5.000%–5.235%, 05/25/35–11/25/36	832,178	0.1
20,695,401		Other Securities(a)	8,006,773	1.0

		Total Collateralized Mortgage Obligations (Cost $60,156,436)	61,019,829	7.6

FOREIGN GOVERNMENT BONDS: 37.6%
		Angola: 0.1%
1,000,000		Other Securities	$1,122,500	0.1

		Argentina: 0.3%
5,279,193		Other Securities	2,186,585	0.3

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	472,350	0.1

		Austria: 0.9%
EUR 4,940,000	#	Austria Government Bond, 3.200%, 02/20/17	7,092,017	0.9

		Belarus: 0.1%
650,000		Other Securities	651,625	0.1

		Bolivia: 0.0%
300,000	#	Bolivian Government International Bond, 4.875%, 10/29/22	302,250	0.0

		Brazil: 7.1%
BRL 101,729,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	52,223,180	6.5
4,519,000		Brazilian Government International Bond, 2.625%, 01/05/23	4,519,000	0.6
			56,742,180	7.1

		Canada: 1.0%
CAD 6,000,000		Canadian Government Bond, 1.500%, 03/01/17	6,055,089	0.7
CAD 1,600,000		Canadian Government Bond, 4.000%, 06/01/41	2,139,074	0.3
			8,194,163	1.0

		Chile: 0.2%
1,450,000		Other Securities	1,421,000	0.2

		Colombia: 0.4%
2,453,000		Colombia Government International Bond, 6.125%–7.375%, 09/18/37–01/18/41	3,577,690	0.4

		Costa Rica: 0.1%
724,000		Other Securities	982,830	0.1

		Croatia: 0.2%
1,716,000		Other Securities	1,953,529	0.2

		Dominican Republic: 0.1%
400,000		Other Securities	473,000	0.1

		Egypt: 0.0%
330,000		Other Securities	331,650	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		El Salvador: 0.1%
927,000		Other Securities	$1,082,272	0.1

		France: 3.7%
EUR 22,800,000		France Government Bond OAT, 2.250%, 10/25/22	29,579,773	3.7

		Germany: 2.3%
EUR 6,470,000		Bundesobligation, 0.500%, 04/07/17	8,429,399	1.0
EUR 6,420,000		Bundesrepublik Deutschland, 1.750%, 07/04/22	8,553,732	1.1
EUR 1,150,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	1,553,369	0.2
EUR 40,000		Bundesschatzanweisungen, 0.250%, 03/14/14	52,023	0.0
			18,588,523	2.3

		Ghana: 0.1%
695,000		Other Securities	809,675	0.1

		Hungary: 0.3%
2,016,000		Other Securities	2,255,501	0.3

		Iraq: 0.1%
950,000		Other Securities	890,625	0.1

		Italy: 5.3%
EUR 16,388,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	22,358,473	2.8
EUR 15,200,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	20,643,724	2.5
			43,002,197	5.3

		Ivory Coast: 0.2%
1,540,000		Other Securities(b)	1,397,550	0.2

		Latvia: 0.1%
700,000		Other Securities	797,125	0.1

		Lebanon: 0.2%
1,750,000		Other Securities	1,767,500	0.2

		Lithuania: 0.3%
1,074,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	1,206,907	0.2
255,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	316,519	0.0
600,000		Other Securities	744,750	0.1
			2,268,176	0.3

		Malaysia: 0.6%
MYR 13,940,000		Malaysia Government Bond, 4.392%, 04/15/26	4,951,089	0.6

FOREIGN GOVERNMENT BONDS: (continued)
		Mexico: 2.0%
MXN 181,500,000		Mexican Bonos, 7.750%, 11/13/42	$15,881,458	2.0
		Netherlands: 1.6%
EUR 8,650,000	#	Netherlands Government Bond, 4.500%, 07/15/17	13,169,298	1.6

		Nigeria: 1.0%
NGN 785,000,000		Nigeria Government Bond, 15.100%, 04/27/17	5,317,968	0.7
NGN 335,000,000		Nigeria Government Bond, 16.000%, 06/29/19	2,399,347	0.3
			7,717,315	1.0

		Panama: 0.3%
1,426,000		Other Securities	2,073,512	0.3

		Peru: 0.3%
1,776,000		Peruvian Government International Bond, 5.625%, 11/18/50	2,308,800	0.3

		Philippines: 0.6%
3,779,000		Philippine Government International Bond, 4.000%, 01/15/21	4,246,651	0.5
711,000		Philippine Government International Bond, 6.375%, 01/15/32	975,848	0.1
			5,222,499	0.6

		Poland: 0.3%
1,993,000		Other Securities	2,058,150	0.3

		Republic Of Serbia: 0.1%
1,000,000		Other Securities	1,072,500	0.1

		Romania: 0.1%
828,000		Other Securities	959,445	0.1

		Russia: 1.0%
RUB 126,333,000		Russian Federal Bond–OFZ, 8.150%, 02/03/27	4,217,477	0.5
600,000	#	Russian Foreign Bond–Eurobond, 3.250%, 04/04/17	638,214	0.1
2,323,750		Russian Foreign Bond–Eurobond, 5.625%–7.500%, 03/31/30–04/04/42	2,869,812	0.4
			7,725,503	1.0

		Slovakia: 0.1%
400,000		Other Securities	428,956	0.1

		Slovenia: 0.2%
1,700,000	#	Slovenia Government International Bond, 5.500%, 10/26/22	1,722,950	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		South Africa: 3.0%
ZAR 128,256,000		South Africa Government Bond, 6.250%, 03/31/36	$11,443,409	1.4
ZAR 112,400,000		South Africa Government Bond, 8.750%, 02/28/48	13,017,109	1.6
			24,460,518	3.0

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	541,688	0.1

		Sri Lanka: 0.2%
1,133,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	1,246,300	0.2

		Thailand: 0.2%
THB 51,500,000		Other Securities	1,884,164	0.2

		Turkey: 0.9%
3,851,000		Turkey Government International Bond, 7.500%, 11/07/19	4,898,472	0.6
1,849,000		Turkey Government International Bond, 6.000%–6.250%, 09/26/22–01/14/41	2,216,486	0.3
			7,114,958	0.9

		Ukraine: 0.5%
3,900,000		Ukraine Government International Bond, 9.250%, 07/24/17	4,272,723	0.5

		United Kingdom: 0.5%
GBP 1,690,000		United Kingdom Gilt, 4.500%, 12/07/42	3,467,098	0.4
GBP 200,000		United Kingdom Gilt, 1.750%–2.250%, 03/07/14–01/22/17	334,386	0.1
			3,801,484	0.5

		Uruguay: 0.2%
1,039,696		Other Securities	1,623,706	0.2

		Venezuela: 0.3%
2,351,200		Venezuela Government International Bond, 11.750%, 10/21/26	2,392,346	0.3

		Vietnam: 0.1%
550,000		Other Securities	644,875	0.1

FOREIGN GOVERNMENT BONDS: (continued)
		Zambia: 0.1%
650,000	#	Zambia Government International Bond, 5.375%, 09/20/22	$658,125	0.1

		Total Foreign Government Bonds (Cost $298,962,489)	301,874,648	37.6

U.S. TREASURY OBLIGATIONS: 7.8%
		U.S. Treasury Bonds: 2.9%
24,252,000		2.750%, due 08/15/42	23,679,798	2.9

		U.S. Treasury Notes: 4.9%
11,130,100		0.250%, due 09/30/14	11,124,446	1.4
7,384,000		0.250%, due 10/15/15	7,356,310	0.9
7,486,000		0.625%, due 09/30/17	7,460,854	0.9
7,733,000		1.000%, due 09/30/19	7,668,360	1.0
5,840,000		1.625%, due 08/15/22	5,802,589	0.7
			39,412,559	4.9

		Total U.S. Treasury Obligations (Cost $63,004,122)	63,092,357	7.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.6%
		Federal Home Loan Mortgage Corporation: 3.7%##
6,437,264		0.664%, due 06/15/37	6,499,455	0.8
14,836,000		1.000%, due 09/29/17	14,959,643	1.9
14,179,160	ˆ	6.436%, due 02/15/41	3,155,677	0.4
16,781,693	ˆ, Z	2.630%–5.836%, due 11/29/19–07/15/40	5,114,743	0.6
			29,729,518	3.7

		Federal National Mortgage Association: 5.9%##
5,693,221		0.831%, due 12/25/36	5,759,749	0.7
6,000,000		1.250%, due 08/22/18	5,996,436	0.8
5,000,000	ˆˆ, Z	1.920%, due 10/09/19	4,380,180	0.6
10,976,000	W	3.000%, due 07/25/42	11,512,796	1.4
30,104,779	ˆ, W	3.000%–32.397%, due 05/25/18–09/25/42	19,558,224	2.4
			47,207,385	5.9

		Government National Mortgage Association: 3.0%
2,912,744		0.731%, due 12/20/38	2,933,295	0.4
10,824,000	W	3.000%, due 08/15/42	11,453,991	1.4
40,151,013	ˆ	4.000%–24.515%, due 03/20/37–10/20/60	10,029,155	1.2
			24,416,441	3.0

		Total U.S. Government Agency Obligations (Cost $98,870,155)	101,353,344	12.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.4%
		Interest Rate Swaptions: 0.3%
38,178,000	@	Call Swaption, Receive a fixed rate equal to 1.500% and pay a floating based on 3-month-USD-LIBOR, Exp. 11/29/12 Counterparty: Citigroup, Inc.	$44,258	0.0
8,728,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	651,545	0.1
8,728,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	767,252	0.1
38,504,000	@	Put Swaption, Receive a fixed rate equal to 1.185% and pay a floating based on 3-month-USD-LIBOR, Exp. 01/31/13 Counterparty: Citigroup, Inc.	56,394	0.0
8,728,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	651,545	0.1
8,728,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	526,648	0.0
			2,697,642	0.3

		Options on Currencies: 0.1%
36,900,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275 Exp. 01/04/13 Counterparty: Barclays Bank PLC	252,242	0.0
37,600,000	@	JPY Put vs. USD Call Currency Option, Strike @ 80.500 Exp. 01/04/13 Counterparty: Deutsche Bank AG	309,774	0.1
15,200,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000 Exp. 01/16/13 Counterparty: Deutsche Bank AG	49,056	0.0

PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
22,800,000	@	ZAR Put vs. USD Call Currency Option, Strike @ 9.000 Exp. 11/30/12 Counterparty: Deutsche Bank AG	$139,874	0.0
			750,946	0.1

		Total Purchased Options (Cost $4,400,952)	3,448,588	0.4

		Total Long-Term Investments (Cost $708,632,654)	729,778,672	90.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 14.8%
		Commercial Paper: 9.7%
6,500,000		Concord Minutemen Capital Co., 0.430%, 01/02/13	6,495,060	0.8
12,000,000		Crown Point Capital, 0.280%, 11/02/12	11,999,813	1.5
7,500,000		Devon Energy Corp., 0.330%, 11/09/12	7,499,381	0.9
1,384,000		General Mills Inc., 0.260%, 11/01/12	1,383,990	0.2
3,665,000		General Mills Inc., 0.270%, 11/19/12	3,664,488	0.5
1,600,000		General Mills Inc., 0.280%, 11/14/12	1,599,826	0.2
351,000		General Mills Inc., 0.270%, 11/20/12	350,947	0.0
7,500,000	Z	Kinder Morgan Energy, 0.430%, 11/06/12	7,499,462	0.9
8,000,000	Z	Kroger Co., 0.450%, 11/06/12	7,999,400	1.0
6,500,000		Potash Corp., 0.300%, 11/30/12	6,498,402	0.9
8,000,000		United HealthCare, 0.320%, 11/05/12	7,999,644	1.0
7,500,000		Verizon Global Funding Corp., 2.000%, 12/03/12	7,497,242	0.9
7,500,000		Weatherford International Ltd., 0.520%, 11/02/12	7,499,783	0.9
			77,987,438	9.7

		Foreign Government Bonds: 1.6%
MYR 40,500,000	Z	Bank Negara Malaysia Monetary Notes, 2.900%, 04/23/13 (Cost $13,046,110)	13,112,640	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.5%
28,143,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,143,000)	$28,143,000	3.5

	Total Short-Term Investments (Cost $119,176,548)	119,243,078	14.8

	Total Investments in Securities (Cost $827,809,202)	$849,021,750	105.6
	Liabilities in Excess of Other Assets	(45,041,119)	(5.6)
	Net Assets	$803,980,631	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)	The grouping contains Interest only securities.

(b)	The grouping contains securities in default.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

RUB	Russian Ruble

THB	Thai Baht

ZAR	South African Rand

Cost for federal income tax purposes is $829,383,111.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,516,791
Gross Unrealized Depreciation	(5,878,152)
Net Unrealized Appreciation	$19,638,639

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	37.6%
Collateralized Mortgage Obligations	8.2
U.S. Treasury Obligations	7.1
Federal National Mortgage Association	5.9
Financials	5.8
Energy	5.4
Federal Home Loan Mortgage Corporation	3.7
Government National Mortgage Association	3.0
Consumer Discretionary	2.2
Corporate Bonds/Notes	2.0
Consumer Staples	1.6
Utilities	1.6
Telecommunication Services	1.4
Information Technology	1.3
Industrials	1.3
Health Care	0.9
U.S. Treasury Notes	0.7
Materials	0.7
Interest Rate Swaptions	0.3
Options on Currencies	0.1
Short-Term Investments	14.8
Liabilities in Excess of Other Assets	(5.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Purchased Options	$—	$3,448,588	$—	$3,448,588
Corporate Bonds/Notes	—	198,989,906	—	198,989,906
Collateralized Mortgage Obligations	—	61,019,829	—	61,019,829
Short-Term Investments	28,143,000	91,100,078	—	119,243,078
Foreign Government Bonds	—	301,874,648	—	301,874,648
U.S. Treasury Obligations	—	63,092,357	—	63,092,357
U.S. Government Agency Obligations	—	101,353,344	—	101,353,344
Total Investments, at fair value	$28,143,000	$820,878,750	$—	$849,021,750
Other Financial Instruments+
Swaps	—	228,607	—	228,607
Futures	491,566	—	—	491,566
Forward Foreign Currency Contracts	—	15,056,820	—	15,056,820
Total Assets	$28,634,566	$836,164,177	$—	$864,798,743
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(8,501,863)	$—	$(8,501,863)
Futures	(632,379)	—	—	(632,379)
Written Options	—	(217,804)	—	(217,804)
Forward Foreign Currency Contracts	—	(11,560,519)	—	(11,560,519)
Total Liabilities	$(632,379)	$(20,280,186)	$—	$(20,912,565)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

At October 31, 2012, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	2,569,081	Buy	11/30/12	$3,332,000	$3,330,802	$(1,198)
Barclays Bank PLC	EU Euro	833,401	Buy	11/30/12	1,083,515	1,080,501	(3,014)
Barclays Bank PLC	EU Euro	2,745,555	Buy	11/30/12	3,559,000	3,559,600	600
Barclays Bank PLC	EU Euro	11,826,810	Buy	11/30/12	15,497,000	15,333,406	(163,594)
Barclays Bank PLC	EU Euro	995,709	Buy	11/30/12	1,287,000	1,290,933	3,933
Barclays Bank PLC	Canadian Dollar	45,000	Buy	11/30/12	46,065	45,028	(1,037)
Barclays Bank PLC	EU Euro	5,678,353	Buy	11/30/12	7,403,000	7,361,960	(41,040)
Barclays Bank PLC	British Pound	179,783	Buy	01/11/13	289,587	290,058	471
Barclays Bank PLC	Russian Ruble	492,590,745	Buy	11/30/12	15,426,000	15,622,675	196,675
Barclays Bank PLC	British Pound	3,797,289	Buy	01/11/13	6,088,000	6,126,458	38,458
Barclays Bank PLC	Russian Ruble	1,815,371	Buy	11/30/12	55,257	57,575	2,318
Barclays Bank PLC	Canadian Dollar	2,863,668	Buy	11/30/12	2,876,000	2,865,416	(10,584)
Barclays Bank PLC	EU Euro	5,844,179	Buy	11/30/12	7,222,891	7,576,952	354,061
Barclays Bank PLC	Canadian Dollar	14,055,300	Buy	11/30/12	14,174,207	14,063,879	(110,328)
Barclays Bank PLC	Swiss Franc	2,535,404	Buy	01/11/13	2,699,070	2,725,631	26,561
Barclays Bank PLC	Singapore Dollar	4,805,932	Buy	01/11/13	3,895,850	3,939,857	44,007
Citigroup, Inc.	South Korean Won	4,012,783,640	Buy	11/30/12	3,677,000	3,673,028	(3,972)
Citigroup, Inc.	Japanese Yen	438,912,146	Buy	11/30/12	5,502,000	5,499,429	(2,571)
Citigroup, Inc.	EU Euro	414,462	Buy	11/30/12	536,000	537,348	1,348
Citigroup, Inc.	Mexican Peso	15,057,145	Buy	11/30/12	1,157,000	1,146,425	(10,575)
Citigroup, Inc.	Japanese Yen	249,664,058	Buy	11/30/12	3,127,000	3,128,211	1,211

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	South Korean Won	5,356,164	Buy	11/30/12	$4,851	$4,902	$51
Citigroup, Inc.	Thai Baht	213,240,882	Buy	11/30/12	6,924,529	6,943,469	18,940
Citigroup, Inc.	Australian Dollar	2,573,194	Buy	11/30/12	2,651,000	2,664,562	13,562
Citigroup, Inc.	Canadian Dollar	2,441,617	Buy	11/30/12	2,457,000	2,443,107	(13,893)
Citigroup, Inc.	EU Euro	4,197,182	Buy	11/30/12	5,468,000	5,441,627	(26,373)
Citigroup, Inc.	EU Euro	1,697,765	Buy	11/30/12	2,197,000	2,201,145	4,145
Citigroup, Inc.	South Korean Won	6,512,741,700	Buy	11/30/12	5,829,000	5,961,320	132,320
Citigroup, Inc.	Czech Koruna	2,056,326	Buy	11/30/12	105,709	106,238	529
Citigroup, Inc.	South Korean Won	515,000,000	Buy	11/30/12	458,658	471,395	12,737
Citigroup, Inc.	Australian Dollar	2,350,873	Buy	11/30/12	2,436,000	2,434,346	(1,654)
Citigroup, Inc.	Norwegian Krone	28,764,745	Buy	01/11/13	4,972,000	5,031,777	59,777
Citigroup, Inc.	Norwegian Krone	14,748,484	Buy	01/11/13	2,593,000	2,579,932	(13,068)
Citigroup, Inc.	British Pound	3,078,918	Buy	01/11/13	4,948,000	4,967,455	19,455
Citigroup, Inc.	Russian Ruble	415,481,871	Buy	11/30/12	12,641,847	13,177,142	535,295
Citigroup, Inc.	Canadian Dollar	1,192,566	Buy	11/30/12	1,205,000	1,193,294	(11,706)
Citigroup, Inc.	British Pound	4,804,887	Buy	01/11/13	7,690,000	7,752,093	62,093
Citigroup, Inc.	Hungarian Forint	561,407,999	Buy	01/11/13	2,530,095	2,544,637	14,542
Citigroup, Inc.	Canadian Dollar	6,558,395	Buy	11/30/12	6,609,000	6,562,398	(46,602)
Citigroup, Inc.	EU Euro	23,118,622	Buy	11/30/12	28,996,000	29,973,191	977,191
Citigroup, Inc.	Canadian Dollar	3,511,060	Buy	11/30/12	3,533,000	3,513,203	(19,797)
Citigroup, Inc.	Hungarian Forint	3,660,148,689	Buy	01/11/13	16,686,180	16,589,982	(96,198)
Citigroup, Inc.	Israeli New Shekel	5,794,841	Buy	11/30/12	1,431,292	1,490,117	58,825
Citigroup, Inc.	Mexican Peso	103,614,429	Buy	11/30/12	7,769,055	7,889,023	119,968
Citigroup, Inc.	Polish Zloty	39,298,346	Buy	11/30/12	11,733,529	12,264,330	530,801
Citigroup, Inc.	EU Euro	1,804,562	Buy	11/30/12	2,235,000	2,339,606	104,606
Credit Suisse First Boston	South African Rand	188,911	Buy	11/30/12	21,692	21,691	(1)
Credit Suisse First Boston	EU Euro	4,713,031	Buy	11/30/12	6,117,000	6,110,423	(6,577)
Credit Suisse First Boston	Australian Dollar	913,335	Buy	11/30/12	937,533	945,765	8,232
Credit Suisse First Boston	Canadian Dollar	2,050,165	Buy	11/30/12	2,088,000	2,051,417	(36,583)
Credit Suisse First Boston	Turkish Lira	16,404,909	Buy	11/30/12	9,092,108	9,114,041	21,933
Credit Suisse First Boston	Canadian Dollar	2,428,393	Buy	11/30/12	2,501,000	2,429,876	(71,124)
Credit Suisse First Boston	EU Euro	10,261,999	Buy	11/30/12	13,325,000	13,304,636	(20,364)
Credit Suisse First Boston	Norwegian Krone	65,067,703	Buy	01/11/13	11,467,000	11,382,202	(84,798)
Credit Suisse First Boston	Mexican Peso	70,988,145	Buy	11/30/12	5,419,949	5,404,915	(15,034)
Credit Suisse First Boston	Norwegian Krone	29,709,338	Buy	01/11/13	5,184,000	5,197,013	13,013
Credit Suisse First Boston	Norwegian Krone	14,535,120	Buy	01/11/13	2,537,000	2,542,608	5,608
Credit Suisse First Boston	South African Rand	97,886,521	Buy	11/30/12	11,490,989	11,239,309	(251,680)
Credit Suisse First Boston	Norwegian Krone	42,639,455	Buy	01/11/13	7,453,000	7,458,860	5,860
Credit Suisse First Boston	British Pound	2,275,285	Buy	01/11/13	3,673,000	3,670,893	(2,107)
Credit Suisse First Boston	British Pound	5,564,962	Buy	01/11/13	9,035,000	8,978,381	(56,619)
Credit Suisse First Boston	Japanese Yen	183,318,320	Buy	11/30/12	2,314,000	2,296,920	(17,080)
Credit Suisse First Boston	Norwegian Krone	18,084,788	Buy	01/11/13	3,155,000	3,163,547	8,547
Credit Suisse First Boston	Danish Krone	11,481,481	Buy	01/11/13	1,982,294	1,997,821	15,527
Credit Suisse First Boston	British Pound	1,760,128	Buy	01/11/13	2,844,145	2,839,750	(4,395)
Credit Suisse First Boston	Norwegian Krone	128,992,236	Buy	01/11/13	22,270,713	22,564,432	293,719
Credit Suisse First Boston	New Zealand Dollar	17,804,202	Buy	01/11/13	14,505,938	14,571,239	65,301
Credit Suisse First Boston	Swedish Krona	81,666,722	Buy	01/11/13	12,296,272	12,286,085	(10,187)
Deutsche Bank AG	South Korean Won	2,185,883,700	Buy	11/30/12	2,002,000	2,000,809	(1,191)
Deutsche Bank AG	Mexican Peso	19,146,957	Buy	11/30/12	1,465,218	1,457,816	(7,402)
Deutsche Bank AG	South Korean Won	6,523,078,500	Buy	11/30/12	5,949,000	5,970,781	21,781
Deutsche Bank AG	EU Euro	4,598,973	Buy	11/30/12	6,002,000	5,962,548	(39,452)
Deutsche Bank AG	Canadian Dollar	7,474,147	Buy	11/30/12	7,612,000	7,478,709	(133,291)
Deutsche Bank AG	South African Rand	121,354,989	Buy	11/30/12	13,790,752	13,933,955	143,203
Deutsche Bank AG	EU Euro	12,042,609	Buy	11/30/12	15,592,000	15,613,190	21,190
Deutsche Bank AG	Russian Ruble	225,491,200	Buy	11/30/12	7,210,412	7,151,527	(58,885)
Deutsche Bank AG	EU Euro	5,809,453	Buy	11/30/12	7,572,000	7,531,930	(40,070)
Deutsche Bank AG	Russian Ruble	1,219,790	Buy	11/30/12	39,023	38,686	(337)
Deutsche Bank AG	South African Rand	46,713,962	Buy	11/30/12	5,442,356	5,363,687	(78,669)
Deutsche Bank AG	Turkish Lira	23,093,908	Buy	11/30/12	12,799,422	12,830,234	30,812
Deutsche Bank AG	Australian Dollar	10,927,854	Buy	11/30/12	11,269,000	11,315,876	46,876
Deutsche Bank AG	Mexican Peso	33,845,927	Buy	11/30/12	2,621,185	2,576,971	(44,214)
Deutsche Bank AG	Polish Zloty	28,234,122	Buy	11/30/12	8,790,000	8,811,378	21,378
Deutsche Bank AG	Australian Dollar	1,922,482	Buy	11/30/12	2,002,000	1,990,745	(11,255)
Deutsche Bank AG	Canadian Dollar	5,352,722	Buy	11/30/12	5,480,000	5,355,989	(124,011)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Canadian Dollar	14,643,344	Buy	11/30/12	$14,991,000	$14,652,282	$(338,718)
Deutsche Bank AG	Japanese Yen	262,389,375	Buy	11/30/12	3,375,000	3,287,655	(87,345)
Deutsche Bank AG	South African Rand	146,120,205	Buy	11/30/12	17,787,000	16,777,491	(1,009,509)
Deutsche Bank AG	EU Euro	11,154,606	Buy	11/30/12	14,071,112	14,461,898	390,786
Deutsche Bank AG	Indian Rupee	868,528,403	Buy	12/14/12	15,911,485	16,005,672	94,187
Deutsche Bank AG	Indian Rupee	485,418,400	Buy	12/14/12	8,858,000	8,945,531	87,531
Deutsche Bank AG	Russian Ruble	600,000,000	Buy	11/30/12	18,248,175	19,029,194	781,019
Deutsche Bank AG	South African Rand	77,543,799	Buy	11/30/12	9,098,405	8,903,562	(194,843)
Deutsche Bank AG	South African Rand	93,217,000	Buy	11/30/12	10,950,656	10,703,156	(247,500)
Deutsche Bank AG	Argentine Peso	37,657,690	Buy	01/11/13	7,577,000	7,457,236	(119,764)
Deutsche Bank AG	Australian Dollar	2,616,961	Buy	11/30/12	2,706,000	2,709,882	3,882
Deutsche Bank AG	Chilean Peso	982,779,818	Buy	01/11/13	2,074,200	2,021,357	(52,843)
Deutsche Bank AG	Taiwan New Dollar	20,475,156	Buy	11/30/12	682,505	700,844	18,339
Deutsche Bank AG	EU Euro	38,305,235	Buy	11/30/12	47,271,801	49,662,568	2,390,767
Deutsche Bank AG	Japanese Yen	8,382,131,480	Buy	11/30/12	105,641,584	105,025,422	(616,162)
Deutsche Bank AG	South Korean Won	3,594,450,378	Buy	11/30/12	3,145,934	3,290,114	144,180
Deutsche Bank AG	Malaysian Ringgit	16,220,005	Buy	11/30/12	5,156,246	5,312,460	156,214
Deutsche Bank AG	Turkish Lira	11,943,055	Buy	11/30/12	6,532,378	6,635,178	102,800
HSBC	Colombian Peso	12,244,682,400	Buy	11/30/12	6,774,000	6,659,188	(114,812)
HSBC	South Korean Won	13,066,649,750	Buy	11/30/12	11,605,000	11,960,320	355,320
HSBC	Australian Dollar	7,196,276	Buy	11/30/12	7,339,000	7,451,798	112,798
HSBC	Australian Dollar	7,196,629	Buy	11/30/12	7,339,000	7,452,164	113,164
HSBC	Australian Dollar	8,529,159	Buy	11/30/12	8,748,000	8,832,008	84,008
JPMorgan Chase & Co.	South Korean Won	2,887,176,200	Buy	11/30/12	2,645,000	2,642,724	(2,276)
JPMorgan Chase & Co.	Canadian Dollar	12,047,181	Buy	11/30/12	12,046,000	12,054,534	8,534
JPMorgan Chase & Co.	EU Euro	9,248,438	Buy	11/30/12	11,933,000	11,990,558	57,558
JPMorgan Chase & Co.	EU Euro	2,035,066	Buy	11/30/12	2,629,672	2,638,454	8,782
JPMorgan Chase & Co.	Turkish Lira	109,450	Buy	11/30/12	60,487	60,807	320
JPMorgan Chase & Co.	Australian Dollar	3,285,095	Buy	11/30/12	3,393,000	3,401,740	8,740
JPMorgan Chase & Co.	Japanese Yen	240,548,260	Buy	11/30/12	3,012,000	3,013,993	1,993
JPMorgan Chase & Co.	Russian Ruble	322,451,788	Buy	11/30/12	10,324,239	10,226,663	(97,576)
JPMorgan Chase & Co.	EU Euro	3,978,466	Buy	11/30/12	5,210,000	5,158,063	(51,937)
JPMorgan Chase & Co.	Canadian Dollar	7,482,497	Buy	11/30/12	7,612,000	7,487,064	(124,936)
JPMorgan Chase & Co.	Mexican Peso	238,633,675	Buy	11/30/12	18,503,286	18,169,155	(334,131)
JPMorgan Chase & Co.	Australian Dollar	7,121,851	Buy	11/30/12	7,403,000	7,374,730	(28,270)
JPMorgan Chase & Co.	Czech Koruna	2,137,440	Buy	11/30/12	111,964	110,428	(1,536)
JPMorgan Chase & Co.	Australian Dollar	11,961,601	Buy	11/30/12	12,434,000	12,386,328	(47,672)
JPMorgan Chase & Co.	Mexican Peso	97,099,362	Buy	11/30/12	7,284,000	7,392,977	108,977
JPMorgan Chase & Co.	Mexican Peso	100,281,347	Buy	11/30/12	7,503,000	7,635,248	132,248
UBS Warburg LLC	Australian Dollar	1,240,743	Buy	11/30/12	1,274,000	1,284,799	10,799
UBS Warburg LLC	EU Euro	8,714,482	Buy	11/30/12	11,417,000	11,298,288	(118,712)
UBS Warburg LLC	Australian Dollar	2,506,874	Buy	11/30/12	2,602,000	2,595,887	(6,113)
UBS Warburg LLC	Japanese Yen	788,966,995	Buy	11/30/12	10,026,000	9,885,504	(140,496)
UBS Warburg LLC	Norwegian Krone	18,565,591	Buy	01/11/13	3,208,000	3,247,653	39,653
UBS Warburg LLC	Australian Dollar	3,898,675	Buy	11/30/12	4,083,000	4,037,107	(45,893)
UBS Warburg LLC	Australian Dollar	7,172,099	Buy	11/30/12	7,451,000	7,426,762	(24,238)
UBS Warburg LLC	Canadian Dollar	2,983,403	Buy	11/30/12	3,045,000	2,985,224	(59,776)
UBS Warburg LLC	South African Rand	30,417,525	Buy	11/30/12	3,669,000	3,492,534	(176,466)
UBS Warburg LLC	British Pound	1,312,095	Buy	01/11/13	2,098,000	2,116,904	18,904
UBS Warburg LLC	British Pound	1,046,231	Buy	01/11/13	1,693,000	1,687,964	(5,036)
UBS Warburg LLC	Australian Dollar	2,434,123	Buy	11/30/12	2,529,000	2,520,552	(8,448)
UBS Warburg LLC	Australian Dollar	5,012,761	Buy	11/30/12	5,191,000	5,190,752	(248)
							$3,541,177
Barclays Bank PLC	Australian Dollar	7,352,571	Sell	11/30/12	$7,598,000	$7,613,643	$(15,643)
Barclays Bank PLC	Canadian Dollar	4,738,007	Sell	11/30/12	4,824,000	4,740,899	83,101
Barclays Bank PLC	South Korean Won	2,887,669,500	Sell	11/30/12	2,591,000	2,643,176	(52,176)
Barclays Bank PLC	South African Rand	51,284,663	Sell	11/30/12	6,073,000	5,888,494	184,506
Barclays Bank PLC	South African Rand	48,774,799	Sell	11/30/12	5,821,021	5,600,312	220,709
Barclays Bank PLC	EU Euro	11,592,404	Sell	11/30/12	14,981,525	15,029,501	(47,976)
Barclays Bank PLC	EU Euro	11,571,997	Sell	11/30/12	14,956,308	15,003,042	(46,734)
Barclays Bank PLC	South Korean Won	6,252,906,000	Sell	11/30/12	5,573,000	5,723,484	(150,484)
Barclays Bank PLC	British Pound	2,342,887	Sell	01/11/13	3,776,000	3,779,959	(3,959)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	3,458,320	Sell	01/11/13	$5,535,000	$5,579,574	$(44,574)
Barclays Bank PLC	EU Euro	4,842,049	Sell	11/30/12	6,094,000	6,277,696	(183,696)
Barclays Bank PLC	EU Euro	8,846,501	Sell	11/30/12	11,147,423	11,469,450	(322,027)
Barclays Bank PLC	British Pound	981,223	Sell	01/11/13	1,577,000	1,583,082	(6,082)
Barclays Bank PLC	Mexican Peso	16,915,604	Sell	11/30/12	1,275,000	1,287,925	(12,925)
Barclays Bank PLC	Hungarian Forint	1,705,456,675	Sell	01/11/13	7,565,970	7,730,149	(164,179)
Citigroup, Inc.	South Korean Won	3,051,370,140	Sell	11/30/12	2,753,000	2,793,016	(40,016)
Citigroup, Inc.	South Korean Won	2,956,658,880	Sell	11/30/12	2,676,000	2,706,324	(30,324)
Citigroup, Inc.	South Korean Won	8,369,857,650	Sell	11/30/12	7,513,000	7,661,197	(148,197)
Citigroup, Inc.	South African Rand	9,774,558	Sell	11/30/12	1,185,014	1,122,313	62,701
Citigroup, Inc.	South African Rand	24,518,671	Sell	11/30/12	2,977,960	2,815,229	162,731
Citigroup, Inc.	British Pound	2,819,306	Sell	01/11/13	4,519,000	4,548,602	(29,602)
Citigroup, Inc.	Swedish Krona	12,666,090	Sell	01/11/13	1,900,000	1,905,509	(5,509)
Citigroup, Inc.	British Pound	1,474,652	Sell	01/11/13	2,350,000	2,379,170	(29,170)
Citigroup, Inc.	EU Euro	3,383,366	Sell	11/30/12	4,267,000	4,386,519	(119,519)
Citigroup, Inc.	Canadian Dollar	7,132,277	Sell	11/30/12	7,176,000	7,136,630	39,370
Citigroup, Inc.	Mexican Peso	12,794,437	Sell	11/30/12	948,000	974,146	(26,146)
Citigroup, Inc.	New Zealand Dollar	606,170	Sell	01/11/13	493,000	496,099	(3,099)
Citigroup, Inc.	EU Euro	11,596,517	Sell	11/30/12	14,567,000	15,034,833	(467,833)
Citigroup, Inc.	Mexican Peso	165,161	Sell	11/30/12	12,417	12,575	(158)
Citigroup, Inc.	South African Rand	421,630,697	Sell	11/30/12	50,029,990	48,411,548	1,618,442
Credit Suisse First Boston	Mexican Peso	26,785,723	Sell	11/30/12	2,057,000	2,039,419	17,581
Credit Suisse First Boston	Australian Dollar	2,475,647	Sell	11/30/12	2,534,000	2,563,551	(29,551)
Credit Suisse First Boston	Mexican Peso	73,276	Sell	11/30/12	5,670	5,579	91
Credit Suisse First Boston	Japanese Yen	535,747,453	Sell	11/30/12	6,906,000	6,712,744	193,256
Credit Suisse First Boston	Turkish Lira	5,573,894	Sell	11/30/12	3,081,127	3,096,677	(15,550)
Credit Suisse First Boston	Norwegian Krone	17,951,629	Sell	01/11/13	3,138,000	3,140,253	(2,253)
Credit Suisse First Boston	Norwegian Krone	31,778,454	Sell	01/11/13	5,527,000	5,558,961	(31,961)
Credit Suisse First Boston	Swedish Krona	12,588,028	Sell	01/11/13	1,900,000	1,893,765	6,235
Credit Suisse First Boston	Norwegian Krone	17,792,094	Sell	01/11/13	3,122,000	3,112,346	9,654
Credit Suisse First Boston	Norwegian Krone	49,718,001	Sell	01/11/13	8,758,000	8,697,101	60,899
Credit Suisse First Boston	Norwegian Krone	43,230,848	Sell	01/11/13	7,644,000	7,562,312	81,688
Credit Suisse First Boston	South African Rand	17,213,237	Sell	11/30/12	2,020,659	1,976,421	44,238
Credit Suisse First Boston	Australian Dollar	2,971,721	Sell	11/30/12	3,059,000	3,077,239	(18,239)
Credit Suisse First Boston	Australian Dollar	23,956,315	Sell	11/30/12	24,761,055	24,806,945	(45,890)
Credit Suisse First Boston	Czech Koruna	82,393,065	Sell	11/30/12	4,071,986	4,256,734	(184,748)
Credit Suisse First Boston	British Pound	2,163,027	Sell	01/11/13	3,497,160	3,489,777	7,383
Credit Suisse First Boston	South African Rand	15,968,364	Sell	11/30/12	1,932,939	1,833,484	99,455
Deutsche Bank AG	EU Euro	15,911,021	Sell	11/30/12	20,649,578	20,628,569	21,009
Deutsche Bank AG	Canadian Dollar	5,843,949	Sell	11/30/12	5,874,000	5,847,516	26,484
Deutsche Bank AG	EU Euro	7,807	Sell	11/30/12	10,223	10,121	102
Deutsche Bank AG	South African Rand	12,307,038	Sell	11/30/12	1,390,000	1,413,091	(23,091)
Deutsche Bank AG	Canadian Dollar	5,671,515	Sell	11/30/12	5,780,000	5,674,977	105,023
Deutsche Bank AG	Australian Dollar	4,458,940	Sell	11/30/12	4,558,000	4,617,266	(59,266)
Deutsche Bank AG	EU Euro	5,824,069	Sell	11/30/12	7,572,000	7,550,879	21,121
Deutsche Bank AG	Thai Baht	114,085,085	Sell	11/30/12	3,685,371	3,714,795	(29,424)
Deutsche Bank AG	Australian Dollar	9,842,381	Sell	11/30/12	10,224,000	10,191,860	32,140
Deutsche Bank AG	EU Euro	5,605,478	Sell	11/30/12	7,266,000	7,267,477	(1,477)
Deutsche Bank AG	Mexican Peso	163,473	Sell	11/30/12	12,628	12,447	181
Deutsche Bank AG	British Pound	3,288,527	Sell	01/11/13	5,268,000	5,305,633	(37,633)
Deutsche Bank AG	Mexican Peso	207,981,864	Sell	11/30/12	15,888,000	15,835,379	52,621
Deutsche Bank AG	Australian Dollar	2,607,176	Sell	11/30/12	2,680,000	2,699,751	(19,751)
Deutsche Bank AG	Australian Dollar	2,949,258	Sell	11/30/12	3,044,000	3,053,979	(9,979)
Deutsche Bank AG	Australian Dollar	3,247,500	Sell	11/30/12	3,362,000	3,362,810	(810)
Deutsche Bank AG	Russian Ruble	279,952,280	Sell	11/30/12	8,678,000	8,878,777	(200,777)
Deutsche Bank AG	Thai Baht	151,336,278	Sell	11/30/12	4,773,262	4,927,755	(154,493)
Deutsche Bank AG	Russian Ruble	1,215,455,792	Sell	11/30/12	37,265,059	38,548,573	(1,283,514)
Deutsche Bank AG	New Zealand Dollar	1,886,395	Sell	01/11/13	1,557,000	1,543,855	13,145
Deutsche Bank AG	Australian Dollar	3,580,011	Sell	11/30/12	3,732,000	3,707,128	24,872
Deutsche Bank AG	South African Rand	46,917,421	Sell	11/30/12	5,664,995	5,387,048	277,947
Deutsche Bank AG	Mexican Peso	59,042,079	Sell	11/30/12	4,453,104	4,495,361	(42,257)
HSBC	South African Rand	24,600,220	Sell	11/30/12	2,780,000	2,824,592	(44,592)
HSBC	Colombian Peso	8,554,530,467	Sell	11/30/12	4,723,911	4,652,324	71,587
HSBC	Canadian Dollar	14,733,594	Sell	11/30/12	15,026,000	14,742,587	283,413

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Norwegian Krone	64,855,598	Sell	01/11/13	$11,467,000	$11,345,099	$121,901
HSBC	Brazilian Real	42,395,917	Sell	01/11/13	20,693,048	20,664,182	28,866
JPMorgan Chase & Co.	Mexican Peso	186,155	Sell	11/30/12	14,232	14,174	58
JPMorgan Chase & Co.	Australian Dollar	7,351,525	Sell	11/30/12	7,598,000	7,612,560	(14,560)
JPMorgan Chase & Co.	Canadian Dollar	11,343,027	Sell	11/30/12	11,398,000	11,349,951	48,049
JPMorgan Chase & Co.	Mexican Peso	69,393,924	Sell	11/30/12	5,325,098	5,283,534	41,564
JPMorgan Chase & Co.	Canadian Dollar	193,086	Sell	11/30/12	194,000	193,204	796
JPMorgan Chase & Co.	Mexican Peso	26,143,277	Sell	11/30/12	2,018,000	1,990,504	27,496
JPMorgan Chase & Co.	Mexican Peso	144,954,066	Sell	11/30/12	11,271,112	11,036,551	234,561
JPMorgan Chase & Co.	Canadian Dollar	4,869,383	Sell	11/30/12	4,971,000	4,872,355	98,645
JPMorgan Chase & Co.	South African Rand	12,358,858	Sell	11/30/12	1,390,000	1,419,042	(29,042)
JPMorgan Chase & Co.	Australian Dollar	2,409,419	Sell	11/30/12	2,460,000	2,494,972	(34,972)
JPMorgan Chase & Co.	EU Euro	2,496,273	Sell	11/30/12	3,241,026	3,236,407	4,619
JPMorgan Chase & Co.	Australian Dollar	2,483,319	Sell	11/30/12	2,529,000	2,571,496	(42,496)
JPMorgan Chase & Co.	Mexican Peso	467,178	Sell	11/30/12	36,246	35,570	676
JPMorgan Chase & Co.	Mexican Peso	191,587,606	Sell	11/30/12	14,733,655	14,587,149	146,506
JPMorgan Chase & Co.	Turkish Lira	20,238,429	Sell	11/30/12	11,213,756	11,243,822	(30,066)
JPMorgan Chase & Co.	Turkish Lira	13,171,329	Sell	11/30/12	7,265,449	7,317,568	(52,119)
JPMorgan Chase & Co.	EU Euro	10,747,293	Sell	11/30/12	14,095,000	13,933,818	161,182
JPMorgan Chase & Co.	Canadian Dollar	7,042,786	Sell	11/30/12	7,246,000	7,047,085	198,915
JPMorgan Chase & Co.	Australian Dollar	3,156,573	Sell	11/30/12	3,273,000	3,268,655	4,345
JPMorgan Chase & Co.	Canadian Dollar	3,434,976	Sell	11/30/12	3,526,000	3,437,073	88,927
JPMorgan Chase & Co.	New Zealand Dollar	2,905,648	Sell	01/11/13	2,359,000	2,378,028	(19,028)
JPMorgan Chase & Co.	Japanese Yen	47,041,063	Sell	11/30/12	602,000	589,409	12,591
JPMorgan Chase & Co.	EU Euro	17,483,753	Sell	11/30/12	22,097,995	22,667,608	(569,613)
JPMorgan Chase & Co.	EU Euro	2,831,800	Sell	11/30/12	3,582,000	3,671,416	(89,416)
JPMorgan Chase & Co.	British Pound	3,461,496	Sell	01/11/13	5,580,000	5,584,697	(4,697)
JPMorgan Chase & Co.	British Pound	9,697,906	Sell	01/11/13	15,576,000	15,646,376	(70,376)
JPMorgan Chase & Co.	Mexican Peso	202,323	Sell	11/30/12	15,019	15,405	(386)
JPMorgan Chase & Co.	Mexican Peso	148,363	Sell	11/30/12	11,165	11,296	(131)
UBS Warburg LLC	Australian Dollar	10,888,996	Sell	11/30/12	11,269,000	11,275,637	(6,637)
UBS Warburg LLC	EU Euro	11,262,139	Sell	11/30/12	14,764,000	14,601,314	162,686
UBS Warburg LLC	British Pound	1,417,470	Sell	01/11/13	2,281,000	2,286,913	(5,913)
UBS Warburg LLC	Japanese Yen	581,448,331	Sell	11/30/12	7,512,000	7,285,361	226,639
UBS Warburg LLC	Canadian Dollar	5,460,985	Sell	11/30/12	5,587,000	5,464,318	122,682
UBS Warburg LLC	New Zealand Dollar	2,872,290	Sell	01/11/13	2,321,000	2,350,727	(29,727)
UBS Warburg LLC	British Pound	1,515,546	Sell	01/11/13	2,425,000	2,445,147	(20,147)
UBS Warburg LLC	Australian Dollar	4,548,447	Sell	11/30/12	4,691,000	4,709,951	(18,951)
UBS Warburg LLC	British Pound	9,031,165	Sell	01/11/13	14,564,000	14,570,673	(6,673)
UBS Warburg LLC	Norwegian Krone	43,226,140	Sell	01/11/13	7,644,000	7,561,488	82,512
UBS Warburg LLC	Norwegian Krone	38,464,874	Sell	01/11/13	6,819,000	6,728,607	90,393
UBS Warburg LLC	EU Euro	2,473,524	Sell	11/30/12	3,119,000	3,206,913	(87,913)
UBS Warburg LLC	Norwegian Krone	19,993,510	Sell	01/11/13	3,539,000	3,497,437	41,563
UBS Warburg LLC	British Pound	1,636,559	Sell	01/11/13	2,629,000	2,640,387	(11,387)
UBS Warburg LLC	Australian Dollar	1,378,206	Sell	11/30/12	1,413,000	1,427,143	(14,143)
UBS Warburg LLC	Australian Dollar	2,861,022	Sell	11/30/12	2,944,000	2,962,610	(18,610)
UBS Warburg LLC	EU Euro	10,774,773	Sell	11/30/12	13,519,000	13,969,446	(450,446)
							$(44,876)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Open Futures Contracts on October 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	53	12/06/12	$9,077,432	$189,064
Australia 10-Year Bond	20	12/17/12	2,601,584	13,136
Australia 3-Year Bond	108	12/17/12	12,328,082	1,338
Canada 10-Year Bond	32	12/18/12	4,391,730	22,393
Euro-Bobl 5-Year	118	12/06/12	19,245,049	116,090
Euro-Schatz	434	12/06/12	62,271,620	54,254
Long Gilt	185	12/27/12	35,568,770	(340,058)
Short Gilt	6	12/27/12	1,010,764	(93)
U.S. Treasury 5-Year Note	56	12/31/12	6,958,000	(10,202)
			$153,453,031	$45,922
Short Contracts
Euro-Bund	(159)	12/06/12	(29,198,362)	(43,876)
Medium Gilt	(121)	12/27/12	(22,264,141)	19,426
U.S. Treasury 10-Year Note	(192)	12/19/12	(25,542,000)	(144,480)
U.S. Treasury 2-Year Note	(78)	12/31/12	(17,185,593)	9,555
U.S. Treasury Long Bond	(118)	12/19/12	(17,618,875)	(93,670)
U.S. Treasury Ultra Long Bond	(98)	12/19/12	(16,179,188)	66,310
			$(127,988,159)	$(186,735)

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on October 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Bolivarian Republic of Venezuela	Buy	5.000	12/20/17	USD 1,888,000	$205,851	$205,465	$386
						$205,851	$205,465	$386

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on October 31, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL 84,000,000	$(2,550,681)	$—	$(2,550,681)

Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	(1,430,431)	—	(1,430,431)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	$(1,457,532)	$—	$(1,457,532)

Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP 7,250,000,000	(155,881)	—	(155,881)

Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP 7,250,000,000	(131,278)	—	(131,278)

Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP 7,250,000,000	(106,680)	—	(106,680)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(589,706)	—	(589,706)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW 17,000,000,000	(584,464)	—	(584,464)

Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: UBS Warburg LLC	06/13/14	MXN 620,000,000	(227,119)	—	(227,119)

Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN 124,000,000	(289,187)	—	(289,187)

Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN 48,500,000	(535,505)	—	(535,505)

Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN 54,500,000	(443,399)	—	(443,399)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD 72,600,000	22,756	—	22,756
			$(8,479,107)	$—	$(8,479,107)

ING Global Bond Fund Written OTC Options on October 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
56,700,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.203 USD	01/04/13	$675,864	$(32,304)
15,200,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3.150 USD	01/16/13	75,716	(48,299)
22,800,000	Deutsche Bank AG	ZAR Put vs. USD Call Currency Option	9.800 USD	11/30/12	110,352	(14,829)
			Total Written OTC Options		$861,932	$(95,432)

ING Global Bond Fund Written Swaptions Open on October 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.919%	01/31/13	USD 8,712,000	$148,435	$(122,372)
					Total Written Swaptions		$148,435	$(122,372)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$750,946
Interest rate contracts	Investments in securities at value*	2,697,642
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	15,056,820
Credit contracts	Upfront payments paid on OTC swap agreements	205,465
Credit contracts	Unrealized appreciation on OTC swap agreements	386
Interest rate contracts	Unrealized appreciation on OTC swap agreements	22,756
Interest rate contracts	Net Assets — Unrealized appreciation**	491,566
Total Asset Derivatives		$19,225,581
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$11,560,519
Interest rate contracts	Unrealized depreciation on OTC swap agreements	8,501,863
Interest rate contracts	Net Assets — Unrealized depreciation**	632,379
Foreign exchange contracts	Written options, at fair value	95,432
Interest rate contracts	Written options, at fair value	122,372
Total Liability Derivatives		$20,912,565

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(1,189,765)	$—	$—	$(665,786)	$312,772	$(1,542,779)
Foreign exchange contracts	(3,850,767)	(15,411,683)	—	—	2,372,839	(16,889,611)
Interest rate contracts	(454,350)	—	8,405,748	(19,843,603)	464,916	(11,427,289)
Total	$(5,494,882)	$(15,411,683)	$8,405,748	$(20,509,389)	$3,150,527	$(29,859,679)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$386	$—	$386
Foreign exchange contracts	(115,251)	4,007,706	—	—	495,341	4,387,796
Interest rate contracts	(102,851)	—	(743,452)	1,813,502	26,063	993,262
Total	$(218,102)	$4,007,706	$(743,452)	$1,813,888	$521,404	$5,381,444

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Australia: 2.0%
126,700		Newcrest Mining Ltd.	$3,494,397	2.0

		Brazil: 3.6%
417,174		Centrais Eletricas Brasileiras SA ADR	3,337,392	1.9
510,600		Other Securities	3,136,888	1.7
			6,474,280	3.6

		Canada: 13.5%
150,000		Barrick Gold Corp.	6,075,000	3.4
295,250		Cameco Corp.	5,713,088	3.2
339,000		Kinross Gold Corp.	3,386,610	1.9
243,500	@, L	Turquoise Hill Resources Ltd.	1,921,215	1.1
365,000	@	Uranium Participation Corp.	1,816,320	1.0
6,889,788		Other Securities(a)	5,037,716	2.9
			23,949,949	13.5

		China: 0.0%
12,100,000		Other Securities	71,298	0.0

		Egypt: 2.0%
811,283		Telecom Egypt	1,843,554	1.0
672,450		Other Securities	1,719,133	1.0
			3,562,687	2.0

		France: 9.9%
99,500	@, L	Areva SA	1,748,261	1.0
115,700		Carrefour S.A.	2,794,215	1.6
333,000		Electricite de France SA	7,046,643	4.0
74,400		Thales S.A.	2,618,951	1.5
83,100		Vivendi	1,702,827	0.9
62,200		Other Securities	1,604,340	0.9
			17,515,237	9.9

		Greece: 0.5%
130,000		Other Securities	830,912	0.5

		Hong Kong: 0.8%
1,015,500		Other Securities	1,382,217	0.8

		Hungary: 0.5%
10,900		Other Securities	877,197	0.5

		Indonesia: 0.4%
4,864,000		Other Securities	797,126	0.4

		Israel: 0.9%
38,600		Other Securities	1,560,212	0.9

		Italy: 3.4%
476,500		ERG S.p.A.	3,459,339	1.9
2,157,000		Telecom Italia S.p.A. RNC	1,727,244	1.0
187,800		Other Securities	931,375	0.5
			6,117,958	3.4

		Japan: 11.6%
724,550		Sumitomo Mitsui Trust Holdings, Inc.	2,198,866	1.3
37,100		East Japan Railway Co.	2,546,423	1.4

COMMON STOCK: (continued)
		Japan: (continued)
486,000		Japan Steel Works Ltd.	$2,880,919	1.6
133,000		Mitsui & Co., Ltd.	1,874,664	1.1
110,700		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,877,339	1.1
74,400		Nippon Telegraph & Telephone Corp.	3,402,173	1.9
626,000		Other Securities	5,740,312	3.2
			20,520,696	11.6

		Lebanon: 0.5%
69,360	#	Solidere GDR	867,000	0.5

		Norway: 0.7%
1,675,000		Other Securities	1,314,238	0.7

		Russia: 4.6%
386,400		Gazprom OAO ADR	3,529,764	2.0
1,562,000		Federal Hydrogenerating Co. JSC ADR	3,721,216	2.1
27,429,700		Other Securities	888,884	0.5
			8,139,864	4.6

		South Africa: 3.7%
81,600		AngloGold Ashanti Ltd ADR	2,772,768	1.6
186,500		Impala Platinum Holdings Ltd.	3,362,484	1.9
3,250,000		Other Securities	457,290	0.2
			6,592,542	3.7

		South Korea: 3.4%
137,200		Korea Electric Power Corp. ADR	1,768,508	1.0
129,500		KT Corp. ADR	2,195,025	1.2
134,000		SK Telecom Co., Ltd. ADR	2,094,420	1.2
			6,057,953	3.4

		Switzerland: 1.4%
74,600	@	Credit Suisse Group ADR	1,741,164	1.0
11,250		Other Securities	678,381	0.4
			2,419,545	1.4

		United Kingdom: 4.0%
1,156,000	@	Polyus Gold International Ltd.	3,847,612	2.2
150,100		Stolt-Nielsen Ltd.	2,751,206	1.5
90,500		Other Securities	468,290	0.3
			7,067,108	4.0

		United States: 28.5%
102,300	@	American International Group, Inc.	3,573,339	2.0
33,500		Alliant Techsystems, Inc.	1,919,215	1.1
393,000	L	Arch Coal, Inc.	3,128,280	1.8
96,000		Archer-Daniels-Midland Co.	2,576,640	1.4
216,600		Best Buy Co., Inc.	3,294,486	1.9
139,500		Chesapeake Energy Corp.	2,826,270	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
98,900		Cisco Systems, Inc.	$1,695,146	1.0
57,100		Computer Sciences Corp.	1,738,695	1.0
48,000		Consol Energy, Inc.	1,687,680	0.9
75,500		Exelon Corp.	2,701,390	1.5
36,300		Hess Corp.	1,897,038	1.1
105,000		Kroger Co.	2,648,100	1.5
51,000		Newmont Mining Corp.	2,782,050	1.6
224,000	@, L	NII Holdings, Inc.	1,785,280	1.0
203,100		Old Republic International Corp.	2,006,628	1.1
65,575		Peabody Energy Corp.	1,829,542	1.0
418,000		Southwest Airlines Co.	3,686,760	2.1
112,200		Tyson Foods, Inc.	1,886,082	1.1
65,000		Western Digital Corp.	2,224,950	1.2
201,349		Other Securities	4,651,501	2.6
			50,539,072	28.5
		Total Common Stock
		(Cost $193,786,894)	170,151,488	95.9

PREFERRED STOCK: 0.6%
		South Korea: 0.6%
59,270		Other Securities	1,086,240	0.6
		Total Preferred Stock
		(Cost $1,900,807)	1,086,240	0.6
		Total Long-Term Investments
		(Cost $195,687,701)	171,237,728	96.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.6%
		Securities Lending Collateralcc(1): 4.7%
1,973,791		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $1,973,805, collateralized by various U.S. Government Agency Obligations, 2.185%–7.000%, Market Value plus accrued interest $2,013,267, due 10/01/20–12/01/47)	1,973,791	1.1
1,973,791		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,973,808, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%– 11.000%, Market Value plus accrued interest $2,013,267, due 11/15/12–09/20/62)	1,973,791	1.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
1,973,791		Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,973,810, collateralized by various U.S. Government Securities, 0.000%– 2.125%, Market Value plus accrued interest $2,013,267, due 07/15/15–02/15/41)	$1,973,791	1.1
1,973,791		Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,973,809, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $2,013,267, due 01/01/27–10/20/42)	1,973,791	1.1
415,532		Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $415,535, collateralized by various U.S. Government Securities, 0.000%– 5.250%, Market Value plus accrued interest $423,843, due 02/15/13–11/15/28)	415,532	0.3
			8,310,696	4.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.9%
7,015,892		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,015,892)	7,015,892	3.9
		Total Short-Term Investments
		(Cost $15,326,588)	15,326,588	8.6
		Total Investments in Securities (Cost $211,014,289)	$186,564,316	105.1
		Liabilities in Excess of Other Assets	(8,982,660)	(5.1)
		Net Assets	$177,581,656	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $213,730,566.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,020,673
Gross Unrealized Depreciation	(41,186,923)
Net Unrealized Depreciation	$(27,166,250)

Sector Diversification	Percentage of Net Assets
Materials	18.1%
Energy	16.7
Industrials	13.3
Utilities	11.0
Financials	9.9
Telecommunication Services	8.2
Consumer Staples	7.0
Information Technology	4.6
Consumer Discretionary	4.3
Health Care	3.4
Short-Term Investments	8.6
Liabilities in Excess of Other Assets	(5.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,494,397	$—	$3,494,397
Brazil	6,474,280	—	—	6,474,280
Canada	23,949,949	—	—	23,949,949
China	—	—	71,298	71,298
Egypt	2,679,462	883,225	—	3,562,687
France	1,604,340	15,910,897	—	17,515,237
Greece	—	830,912	—	830,912
Hong Kong	—	1,382,217	—	1,382,217
Hungary	—	877,197	—	877,197
Indonesia	—	797,126	—	797,126
Israel	1,560,212	—	—	1,560,212
Italy	—	6,117,958	—	6,117,958
Japan	—	20,520,696	—	20,520,696
Lebanon	867,000	—	—	867,000
Norway	—	1,314,238	—	1,314,238
Russia	4,418,648	3,721,216	—	8,139,864
South Africa	3,230,058	3,362,484	—	6,592,542
South Korea	6,057,953	—	—	6,057,953
Switzerland	1,741,164	678,381	—	2,419,545
United Kingdom	6,598,818	468,290	—	7,067,108
United States	50,539,072	—	—	50,539,072
Total Common Stock	109,720,956	60,359,234	71,298	170,151,488
Preferred Stock	—	1,086,240	—	1,086,240
Short-Term Investments	7,015,892	8,310,696	—	15,326,588
Total Investments, at fair value	$116,736,848	$69,756,170	$71,298	$186,564,316

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $2,440,184 and $20,658,343 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 96.9%
	Australia: 8.8%
13,539	Australia & New Zealand Banking Group Ltd.	$357,178	0.6
17,294	BHP Billiton Ltd.	612,305	1.1
9,299	Commonwealth Bank of Australia	556,878	1.0
13,673	National Australia Bank Ltd.	365,409	0.6
16,993	Westpac Banking Corp.	449,262	0.8
398,321	Other Securities	2,634,762	4.7
		4,975,794	8.8

	Austria: 0.2%
10,655	Other Securities	93,260	0.2

	Belgium: 1.5%
4,473	Anheuser-Busch InBev NV	374,080	0.7
24,464	Other Securities	467,059	0.8
		841,139	1.5

	China: 0.1%
63,000	Other Securities	51,768	0.1

	Denmark: 1.1%
2,642	Novo-Nordisk A/S	423,554	0.7
1,003	Other Securities	220,004	0.4
		643,558	1.1

	Finland: 1.2%
27,353	Other Securities	680,388	1.2

	France: 8.9%
22,133	AXA S.A.	352,770	0.6
8,668	BNP Paribas	437,255	0.8
7,808	Sanofi-Aventis	685,753	1.2
11,249	Total S.A.	566,611	1.0
15,724	Vivendi	322,205	0.6
68,881	Other Securities	2,639,999	4.7
		5,004,593	8.9

	Germany: 7.4%
7,770	BASF AG	644,521	1.1
3,183	Bayer AG	277,534	0.5
16,476	Deutsche Post AG	326,651	0.6
3,387	Lanxess	280,201	0.5
3,789	SAP AG	276,304	0.5
47,750	Other Securities	2,355,700	4.2
		4,160,911	7.4

	Hong Kong: 2.9%
379,630	Other Securities	1,630,562	2.9

	Israel: 0.5%
21,562	Other Securities	305,284	0.5

	Italy: 0.9%
123,008	Other Securities	522,473	0.9

	Japan: 19.2%
13,500	Canon, Inc.	438,745	0.8
3,500	Central Japan Railway Co.	301,189	0.5

COMMON STOCK: (continued)
	Japan: (continued)
195,684	Mizuho Financial Group, Inc.	$306,183	0.5
10,090	Toyota Motor Corp.	389,042	0.7
1,149,748	Other Securities	9,417,127	16.7
		10,852,286	19.2

	Luxembourg: 0.5%
17,172	Other Securities	294,912	0.5

	Macau: 0.1%
20,000	Other Securities	74,762	0.1

	Netherlands: 4.8%
12,692	Royal Dutch Shell PLC — Class A	435,501	0.8
16,095	Royal Dutch Shell PLC — Class B	569,324	1.0
15,403	Koninklijke Philips Electronics NV	385,782	0.7
87,792	Other Securities	1,306,689	2.3
		2,697,296	4.8

	New Zealand: 0.2%
34,181	Other Securities	88,986	0.2

	Norway: 1.2%
5,630	Yara International ASA	265,336	0.5
14,552	Other Securities	396,573	0.7
		661,909	1.2

	Portugal: 0.3%
55,460	Other Securities	170,965	0.3

	Singapore: 1.8%
571,000	Other Securities	997,934	1.8

	Spain: 3.3%
19,659	Ferrovial SA	278,179	0.5
5,799	Red Electrica de Espana	272,086	0.5
202,101	Other Securities	1,303,932	2.3
		1,854,197	3.3

	Sweden: 3.2%
9,295	Assa Abloy AB	309,670	0.6
71,624	Other Securities	1,482,385	2.6
		1,792,055	3.2

	Switzerland: 8.1%
14,611	Nestle S.A.	927,627	1.6
11,352	Novartis AG	684,532	1.2
3,946	Roche Holding AG —Genusschein	760,099	1.4
803	Syngenta AG	313,081	0.6
32,600	UBS AG — Reg	489,117	0.9
1,431	Zurich Financial Services AG	352,770	0.6
19,017	Other Securities	1,041,224	1.8
		4,568,450	8.1

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 20.7%
114,039	Barclays PLC	$421,689	0.8
9,168	BHP Billiton PLC	293,848	0.5
85,769	BP PLC	612,533	1.1
12,744	British American Tobacco PLC	632,102	1.1
81,310	BT Group PLC	279,431	0.5
9,374	Diageo PLC	267,991	0.5
18,470	GlaxoSmithKline PLC	413,869	0.7
85,829	HSBC Holdings PLC	846,220	1.5
12,098	Imperial Tobacco Group PLC	457,543	0.8
27,917	National Grid PLC	318,384	0.6
5,559	Reckitt Benckiser PLC	336,790	0.6
5,397	Rio Tinto PLC	269,617	0.5
17,163	Standard Chartered PLC	406,364	0.7
73,255	Tesco PLC	379,056	0.7
200,697	Vodafone Group PLC	545,024	1.0
22,838	WPP PLC	295,190	0.5
616,682	Other Securities	4,871,657	8.6
		11,647,308	20.7
	Total Common Stock
	(Cost $45,286,903)	54,610,790	96.9

PREFERRED STOCK: 0.4%
	Germany: 0.4%
6,294	Other Securities	229,240	0.4
	Total Preferred Stock
	(Cost $185,432)	229,240	0.4

RIGHTS: 0.0%
	Spain: 0.0%
33,999	Other Securities	6,698	0.0
	Total Rights
	(Cost $—)	6,698	0.0
	Total Long-Term Investments
	(Cost $45,472,335)	54,846,728	97.3

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
1,361,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,361,000)	1,361,000	2.4
	Total Short-Term Investments
	(Cost $1,361,000)	1,361,000	2.4
	Total Investments in Securities (Cost $46,833,335)	$56,207,728	99.7
	Assets in Excess of Other Liabilities	174,845	0.3
	Net Assets	$56,382,573	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $48,923,757.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,891,723
Gross Unrealized Depreciation	(2,607,752)
Net Unrealized Appreciation	$7,283,971

Sector Diversification	Percentage of Net Assets
Financials	23.4%
Industrials	11.8
Consumer Staples	11.7
Health Care	10.0
Consumer Discretionary	9.7
Materials	9.6
Energy	7.9
Telecommunication Services	5.3
Information Technology	4.1
Utilities	3.8
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,975,794	$—	$4,975,794
Austria	—	93,260	—	93,260
Belgium	222,225	618,914	—	841,139
China	—	51,768	—	51,768
Denmark	—	643,558	—	643,558
Finland	—	680,388	—	680,388
France	—	5,004,593	—	5,004,593
Germany	—	4,160,911	—	4,160,911
Hong Kong	—	1,630,562	—	1,630,562
Israel	—	305,284	—	305,284
Italy	—	522,473	—	522,473
Japan	53,006	10,799,280	—	10,852,286
Luxembourg	—	294,912	—	294,912
Macau	—	74,762	—	74,762
Netherlands	—	2,697,296	—	2,697,296
New Zealand	—	88,986	—	88,986
Norway	—	661,909	—	661,909
Portugal	43,985	126,980	—	170,965
Singapore	21,840	976,094	—	997,934
Spain	—	1,854,197	—	1,854,197
Sweden	—	1,792,055	—	1,792,055
Switzerland	—	4,568,450	—	4,568,450
United Kingdom	—	11,647,308	—	11,647,308
Total Common Stock	341,056	54,269,734	—	54,610,790
Preferred Stock	—	229,240	—	229,240
Rights	6,698	—	—	6,698
Short-Term Investments	1,361,000	—	—	1,361,000
Total Investments, at fair value	$1,708,754	$54,498,974	$—	$56,207,728
Liabilities Table
Other Financial Instruments+
Futures	$(10,570)	$—	$—	$(10,570)
Total Liabilities	$(10,570)	$—	$—	$(10,570)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING Index Plus International Equity Fund Open Futures Contracts on October 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	17	12/21/12	$1,290,640	$(10,570)
			$1,290,640	$(10,570)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$10,570
Total Liability Derivatives		$10,570

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$361,998	$361,998
Foreign exchange contracts	69,968	—	69,968
Total	$69,968	$361,998	$431,966

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(218,858)	$(218,858)
Foreign exchange contracts	53,771	—	53,771
Total	$53,771	$(218,858)	$(165,087)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Australia: 6.2%
129,345		Amcor Ltd.	$1,059,639	0.4
79,200		Ansell Ltd.	1,283,269	0.5
68,385		Caltex Australia Ltd.	1,208,352	0.5
126,796		Computershare Ltd.	1,141,890	0.5
6,213,200		Other Securities	10,356,042	4.3
			15,049,192	6.2

		Austria: 1.5%
17,000		Kapsch TrafficCom AG	992,525	0.4
12,000		Mayr Melnhof Karton AG	1,186,904	0.5
23,000		Rosenbauer International AG	1,204,333	0.5
14,748		Other Securities	232,516	0.1
			3,616,278	1.5

		Belgium: 1.2%
292,124		Other Securities	2,937,626	1.2

		Bermuda: 0.0%
6,361		Other Securities	36,385	0.0

		Brazil: 0.4%
122,493		Other Securities	1,105,859	0.4

		Canada: 3.9%
43,500		Dorel Industries, Inc.	1,555,329	0.7
1,023,161		Other Securities	7,848,931	3.2
			9,404,260	3.9

		China: 1.4%
9,483,856		Other Securities(a)	3,362,139	1.4

		Denmark: 1.1%
72,824		GN Store Nord	1,141,332	0.5
58,149		Other Securities	1,426,122	0.6
			2,567,454	1.1

		Finland: 0.2%
57,989		Other Securities	380,298	0.2

		France: 4.5%
150,000		Groupe Eurotunnel S.A.	1,142,313	0.5
703,828		Other Securities	9,835,170	4.0
			10,977,483	4.5

		Germany: 9.9%
31,742		Aurubis AG	2,009,482	0.8
88,820		Deutsche Lufthansa AG	1,358,857	0.6
22,014		Draegerwerk AG & Co. KGaA	2,156,777	0.9
70,000		Freenet AG	1,157,261	0.5
30,015		Jungheinrich AG	993,645	0.4
46,683		Rheinmetall AG	2,231,182	0.9
63,000		Tom Tailor Holding AG	1,343,392	0.5
24,400		XING AG	1,388,219	0.6
696,592		Other Securities	11,274,774	4.7
			23,913,589	9.9

		Greece: 0.0%
4,134		Other Securities	28,111	0.0

COMMON STOCK: (continued)
		Hong Kong: 4.1%
819,500		Techtronic Industries Co.	$1,553,374	0.6
43,736,892		Other Securities	8,384,092	3.5
			9,937,466	4.1

		India: 1.2%
1,156,634		Other Securities	2,904,522	1.2

		Indonesia: 0.5%
23,195,000		Other Securities	1,118,624	0.5

		Ireland: 1.7%
45,000		DCC Plc	1,300,020	0.6
632,295		Other Securities	2,717,839	1.1
			4,017,859	1.7

		Israel: 0.0%
37,961		Other Securities	127,756	0.0

		Italy: 3.3%
100,000		Azimut Holding S.p.A.	1,270,403	0.5
42,301		Exor SpA	1,091,665	0.5
60,000		Prysmian S.p.A.	1,156,850	0.5
866,453		Other Securities	4,409,003	1.8
			7,927,921	3.3

		Japan: 18.3%
1,524,000	@	Kanematsu Corp.	1,797,724	0.7
129,000		Nippo Corp.	1,462,111	0.6
1,007,000		Yuasa Trading Co., Ltd.	1,666,810	0.7
5,905,814		Other Securities(a)	39,376,118	16.3
			44,302,763	18.3

		Malaysia: 0.9%
619,672		Kulim Malaysia BHD	1,017,444	0.4
1,707,800		Other Securities	1,297,608	0.5
			2,315,052	0.9

		Mexico: 0.3%
140,700		Other Securities	745,446	0.3

		Netherlands: 1.3%
80,000		Delta Lloyd NV	1,330,435	0.6
45,000		Ten Cate NV	997,561	0.4
246,707		Other Securities(a)	780,207	0.3
			3,108,203	1.3

		New Zealand: 1.0%
356,984		Chorus Ltd.	991,672	0.4
243,846		Fletcher Building Ltd.	1,410,394	0.6
			2,402,066	1.0

		Norway: 1.3%
1,054,191		Other Securities(a)	3,281,365	1.3

		Pakistan: 0.1%
1,375,131		Other Securities	220,798	0.1

		Philippines: 0.2%
117,840		Other Securities	383,526	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Poland: 0.0%
47,792		Other Securities	$66,098	0.0

		Portugal: 0.0%
26,243		Other Securities	44,389	0.0

		Russia: 0.1%
113,483		Other Securities	286,039	0.1

		Singapore: 3.0%
206,999	@	Flextronics International Ltd.	1,194,384	0.5
271,000		Mapletree Commercial Trust	268,279	0.1
812,680		Mapletree Industrial Trust	931,494	0.4
243,000		United Overseas Land Ltd.	1,124,367	0.5
5,565,770		Other Securities	3,742,087	1.5
			7,260,611	3.0

		South Africa: 0.3%
315,202		Other Securities	677,123	0.3

		South Korea: 3.0%
87,980		BS Financial Group, Inc.	995,822	0.4
382,087		Other Securities	6,272,166	2.6
			7,267,988	3.0

		Sweden: 1.3%
413,341		Other Securities(a)	3,124,755	1.3

		Switzerland: 4.0%
3,251		Forbo Holding AG	2,054,632	0.9
43,805		Gategroup Holding AG	1,160,955	0.5
4,430		Helvetia Holding AG	1,555,574	0.6
113,689		Other Securities	4,890,784	2.0
			9,661,945	4.0

		Taiwan: 1.9%
6,893,010		Other Securities	4,595,088	1.9

		Thailand: 1.3%
1,751,000		Krung Thai Bank PCL	1,029,344	0.4
369,200		Total Access Communication PCL	1,041,963	0.5
221,700		Other Securities	1,009,556	0.4
			3,080,863	1.3

		Turkey: 0.5%
1,052,229		Other Securities	1,312,544	0.5

		United Arab Emirates: 0.1%
200,000		Other Securities	239,492	0.1

		United Kingdom: 17.4%
257,265	@	Cairn Energy PLC	1,166,081	0.5
563,674		Debenhams PLC	1,091,284	0.4
113,483		Dechra Pharmaceuticals PLC	1,130,791	0.5
66,198		Dignity PLC	999,257	0.4
229,938		Drax Group PLC	2,086,891	0.9
734,199	@	EnQuest PLC	1,376,348	0.6

COMMON STOCK: (continued)
		United Kingdom: (continued)
223,353		Intermediate Capital Group PLC	$1,102,438	0.4
159,041		Interserve PLC	1,001,944	0.4
108,008		Micro Focus International PLC	1,001,837	0.4
350,849		QinetiQ PLC	1,117,451	0.5
130,183		WH Smith PLC	1,306,396	0.5
13,509,061		Other Securities(a)	28,791,864	11.9
			42,172,582	17.4

		United States: 0.4%
343,773		Other Securities	923,870	0.4

		Total Common Stock
		(Cost $222,860,398)	236,885,428	97.8

PREFERRED STOCK: 0.1%
		Germany: 0.1%
2,300		Other Securities	162,615	0.1

		Total Preferred Stock
		(Cost $131,000)	162,615	0.1

		Total Long-Term Investments
		(Cost $222,991,398)	237,048,043	97.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateralcc(1): 0.7%
722,019		Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $722,027, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $736,459, due 01/15/14–11/01/42)	722,019	0.3
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,020,000, due 01/01/27–10/20/42)	1,000,000	0.4
			1,722,019	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
632,563	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $632,563)	$632,563	0.3

	Total Short-Term Investments
	(Cost $2,354,582)	2,354,582	1.0

	Total Investments in Securities (Cost $225,345,980)	$239,402,625	98.9
	Assets in Excess of Other Liabilities	2,770,605	1.1
	Net Assets	$242,173,230	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $228,052,548.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,637,136
Gross Unrealized Depreciation	(32,287,059)
Net Unrealized Appreciation	$11,350,077

Sector Diversification	Percentage of Net Assets
Industrials	22.8%
Consumer Discretionary	18.9
Financials	13.1
Information Technology	11.9
Materials	11.9
Health Care	5.9
Energy	5.3
Consumer Staples	4.9
Telecommunication Services	2.2
Utilities	1.0
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$415,807	$14,633,385	$—	$15,049,192
Austria	1,294,802	2,321,476	—	3,616,278
Belgium	1,907,548	1,030,078	—	2,937,626
Bermuda	36,385	—	—	36,385
Brazil	1,105,859	—	—	1,105,859
Canada	9,404,260	—	—	9,404,260
China	1,106,906	2,228,862	26,371	3,362,139
Denmark	145,735	2,421,719	—	2,567,454
Finland	123,225	257,073	—	380,298
France	2,059,411	8,918,072	—	10,977,483
Germany	5,363,952	18,549,637	—	23,913,589
Greece	28,111	—	—	28,111
Hong Kong	696,379	9,178,157	62,930	9,937,466
India	434,287	2,424,861	45,374	2,904,522
Indonesia	—	1,118,624	—	1,118,624
Ireland	1,422,653	2,595,206	—	4,017,859
Israel	—	127,756	—	127,756
Italy	599,519	7,328,402	—	7,927,921
Japan	711,259	43,591,504	—	44,302,763
Malaysia	321,416	1,993,636	—	2,315,052
Mexico	745,446	—	—	745,446
Netherlands	83,110	3,025,093	—	3,108,203
New Zealand	—	2,402,066	—	2,402,066
Norway	1,323,990	1,957,375	—	3,281,365

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Pakistan	$220,798	$—	$—	$220,798
Philippines	—	383,526	—	383,526
Poland	—	66,098	—	66,098
Portugal	44,389	—	—	44,389
Russia	—	286,039	—	286,039
Singapore	1,531,841	5,728,770	—	7,260,611
South Africa	250,409	426,714	—	677,123
South Korea	969,636	6,298,352	—	7,267,988
Sweden	846,296	2,278,459	—	3,124,755
Switzerland	2,685,693	6,976,252	—	9,661,945
Taiwan	551,666	4,043,422	—	4,595,088
Thailand	—	3,080,863	—	3,080,863
Turkey	—	1,312,544	—	1,312,544
United Arab Emirates	—	239,492	—	239,492
United Kingdom	5,915,233	36,257,349	—	42,172,582
United States	923,870	—	—	923,870
Total Common Stock	43,269,891	193,480,862	134,675	236,885,428
Preferred Stock	—	162,615	—	162,615
Short-Term Investments	632,563	1,722,019	—	2,354,582
Total Investments, at fair value	$43,902,454	$195,365,496	$134,675	$239,402,625

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $2,606,043 and $22,682,702 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy. At October 31, 2012, certain securities valued at $43,575 transferred from Level 3 to Level 1 due to the availability of quoted prices in active markets. At October 31, 2012, certain securities valued at $3,181 transferred from Level 2 to Level 3 due to significant unobservable inputs.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$42,317
Total	$42,317

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$11,765
Total	$11,765

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Australia: 3.5%
235,533		Alumina Ltd.	$235,115	1.0
20,849		Newcrest Mining Ltd.	575,017	2.5
			810,132	3.5

		Belgium: 2.8%
10,261		Ageas	261,604	1.1
13,356		Belgacom S.A.	390,476	1.7
			652,080	2.8

		Brazil: 2.4%
33,097		Banco Santander Brasil SA ADR	225,059	1.0
19,100		Centrais Eletricas Brasileiras SA	104,855	0.4
28,198		Centrais Eletricas Brasileiras SA ADR	225,584	1.0
			555,498	2.4

		Canada: 9.9%
21,130		Barrick Gold Corp.	855,765	3.7
27,426		Cameco Corp.	530,693	2.3
53,091		Kinross Gold Corp.	530,379	2.3
31,879		Talisman Energy, Inc.	363,421	1.6
			2,280,258	9.9

		France: 11.2%
8,126		Alstom	277,769	1.2
12,988	@	Areva SA	228,205	1.0
23,834		Carrefour S.A.	575,603	2.5
15,906		Electricite de France SA	336,588	1.5
6,446		Sanofi-Aventis	566,133	2.4
9,779		Thales S.A.	344,230	1.5
12,340		Vivendi	252,863	1.1
			2,581,391	11.2

		Germany: 3.7%
3,753		Allianz AG	466,216	2.0
3,787		Siemens AG	381,572	1.7
			847,788	3.7

		Israel: 2.1%
11,866		Teva Pharmaceutical Industries Ltd. ADR	479,624	2.1

		Italy: 3.3%
678,784		Telecom Italia S.p.A. RNC	543,544	2.4
28,491		Other Securities	206,842	0.9
			750,386	3.3

		Japan: 30.1%
144,390		Sumitomo Mitsui Trust Holdings, Inc.	438,195	1.9
29,800		Coca-Cola West Co., Ltd.	456,837	2.0
53,000		Dai Nippon Printing Co., Ltd.	375,561	1.6
14,400		Daiichi Sankyo Co., Ltd.	220,407	1.0
20,900		Fuji Photo Film Co., Ltd.	352,800	1.5
45,000		Japan Steel Works Ltd.	266,752	1.2

COMMON STOCK: (continued)
		Japan: (continued)
10,300		Mabuchi Motor Co., Ltd.	$436,481	1.9
34,200		Mitsui Sumitomo Insurance Group Holdings, Inc.	579,991	2.5
2,700		Nintendo Co., Ltd.	348,569	1.5
28,136		Nippon Telegraph & Telephone Corp. ADR	642,063	2.8
37,800		Panasonic Corp.	229,278	1.0
10,200		Rohm Co., Ltd.	329,422	1.4
7,800		Sankyo Co., Ltd.	353,389	1.5
38,000		Sekisui House Ltd.	388,549	1.7
11,800		Seven & I Holdings Co., Ltd.	363,905	1.6
34,400		Shiseido Co., Ltd.	435,342	1.9
4,555		Toyota Motor Corp. ADR	352,876	1.5
32,000		Wacoal Holdings Corp.	360,027	1.6
			6,930,444	30.1

		Netherlands: 1.6%
19,564		Wolters Kluwer NV	378,506	1.6

		Norway: 1.6%
296,568	@	Marine Harvest	232,693	1.0
16,388		Other Securities	129,820	0.6
			362,513	1.6

		Russia: 1.7%
43,417		Gazprom OAO ADR	396,614	1.7

		South Africa: 5.3%
17,838		AngloGold Ashanti Ltd ADR	606,135	2.6
38,832		Gold Fields Ltd.	482,450	2.1
6,966		Other Securities	125,593	0.6
			1,214,178	5.3

		South Korea: 4.2%
28,868		Korea Electric Power Corp. ADR	372,109	1.6
38,515		SK Telecom Co., Ltd. ADR	601,989	2.6
			974,098	4.2

		Sweden: 1.8%
46,217		Telefonaktiebolaget LM Ericsson ADR	410,869	1.8

		Switzerland: 2.9%
44,235	@	UBS AG	664,410	2.9

		United Kingdom: 6.8%
26,333		GlaxoSmithKline PLC	590,060	2.6
133,821		Home Retail Group	247,059	1.1
73,244	@	Polyus Gold International Ltd.	243,784	1.0
177,462		Vodafone Group PLC	481,926	2.1
			1,562,829	6.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: 3.7%
10,367		Axis Capital Holdings Ltd.	$375,493	1.6
6,308		Manpower, Inc.	239,325	1.0
21,923	@	Weatherford International Ltd.	247,730	1.1
			862,548	3.7

		Total Common Stock
		(Cost $23,837,336)	22,714,166	98.6

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
203,586		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $203,586)	203,586	0.9

		Total Short-Term Investments
		(Cost $203,586)	203,586	0.9

		Total Investments in Securities (Cost $24,040,922)	$22,917,752	99.5
		Assets in Excess of Other Liabilities	106,569	0.5
		Net Assets	$23,024,321	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $25,200,154.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,044,525
Gross Unrealized Depreciation	(4,326,927)
Net Unrealized Depreciation	$(2,282,402)

Sector Diversification	Percentage of Net Assets
Materials	15.8%
Financials	13.0
Telecommunication Services	12.7
Industrials	10.7
Consumer Discretionary	10.0
Consumer Staples	9.0
Energy	8.6
Health Care	8.1
Information Technology	6.2
Utilities	4.5
Short-Term Investments	0.9
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$810,132	$—	$810,132
Belgium	—	652,080	—	652,080
Brazil	555,498	—	—	555,498
Canada	2,280,258	—	—	2,280,258
France	—	2,581,391	—	2,581,391
Germany	—	847,788	—	847,788
Israel	479,624	—	—	479,624
Italy	—	750,386	—	750,386
Japan	994,939	5,935,505	—	6,930,444
Netherlands	—	378,506	—	378,506
Norway	—	362,513	—	362,513
Russia	396,614	—	—	396,614
South Africa	606,135	608,043	—	1,214,178
South Korea	974,098	—	—	974,098
Sweden	410,869	—	—	410,869
Switzerland	664,410	—	—	664,410
United Kingdom	243,784	1,319,045	—	1,562,829
United States	862,548	—	—	862,548
Total Common Stock	8,468,777	14,245,389	—	22,714,166
Short-Term Investments	203,586	—	—	203,586
Total Investments, at fair value	$8,672,363	$14,245,389	$—	$22,917,752

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 1.6%
359,449		Other Securities	$7,785,225	1.6

		Belgium: 1.3%
110,129		Belgacom S.A.	3,219,728	0.7
123,359		Other Securities	2,901,828	0.6
			6,121,556	1.3

		Brazil: 1.5%
622,971		Other Securities	7,195,608	1.5

		Canada: 2.2%
375,100		Other Securities	10,534,188	2.2

		China: 1.5%
4,358,500		Other Securities	7,084,300	1.5

		Denmark: 0.6%
173,971		Other Securities	2,721,548	0.6

		Finland: 0.5%
405,293		Other Securities	2,563,714	0.5

		France: 10.2%
264,457		AXA S.A.	4,215,082	0.9
65,605		BNP Paribas	3,309,425	0.7
156,569		Carrefour S.A.	3,781,222	0.8
178,780		Gaz de France	4,103,401	0.8
133,041		Sanofi-Aventis	11,684,589	2.4
140,670		Total S.A.	7,085,540	1.5
814,066		Other Securities	14,873,868	3.1
			49,053,127	10.2

		Germany: 6.1%
163,359		Deutsche Post AG	3,238,736	0.7
350,941		Deutsche Telekom AG	4,003,689	0.8
84,331		Siemens AG	8,497,058	1.7
268,488		Other Securities	13,824,016	2.9
			29,563,499	6.1

		Hong Kong: 2.0%
8,728,000		Other Securities(a)	9,453,165	2.0

		Israel: 0.5%
186,078		Other Securities	2,327,952	0.5

		Italy: 4.7%
352,667		ENI S.p.A.	8,115,149	1.7
1,939,890		Intesa Sanpaolo S.p.A.	3,124,942	0.6
2,799,503		Telecom Italia S.p.A.	2,582,849	0.5
4,538,016		Telecom Italia S.p.A. RNC	3,633,871	0.8
1,032,589		Other Securities	5,413,743	1.1
			22,870,554	4.7

		Japan: 22.3%
100,500		Canon, Inc.	3,266,218	0.7

COMMON STOCK: (continued)
		Japan: (continued)
596,800	#, @	Dynam Japan Holdings Co. Ltd.	$1,054,982	0.2
242,300		Fuji Photo Film Co., Ltd.	4,090,116	0.8
734,888		Hitachi Ltd.	3,897,239	0.8
124,400		Honda Motor Co., Ltd.	3,739,868	0.8
170,100		Japan Tobacco, Inc.	4,703,650	1.0
93,000		JGC Corp.	3,199,705	0.7
87,700		Nippon Telegraph & Telephone Corp.	4,010,357	0.8
160,600		Omron Corp.	3,201,767	0.7
188,200		Seven & I Holdings Co., Ltd.	5,803,978	1.2
191,500		Sumitomo Mitsui Financial Group, Inc.	5,851,666	1.2
229,600		Tokio Marine Holdings, Inc.	6,077,542	1.2
3,568,595		Other Securities	58,885,101	12.2
			107,782,189	22.3

		Mexico: 0.7%
219,144		Other Securities	3,376,937	0.7

		Netherlands: 7.6%
320,912		Koninklijke Ahold NV	4,086,649	0.9
237,745		Royal Dutch Shell PLC — Class A	8,157,746	1.7
100,506		Royal Dutch Shell PLC — Class B	3,555,169	0.7
141,615		Koninklijke Philips Electronics NV	3,546,878	0.7
163,715		Unilever NV	6,017,252	1.3
253,352		Wolters Kluwer NV	4,901,618	1.0
590,321		Other Securities	6,462,354	1.3
			36,727,666	7.6

		Norway: 0.6%
114,994		Other Securities	2,832,182	0.6

		Russia: 0.4%
35,900		Other Securities	2,170,155	0.4

		Singapore: 1.5%
1,390,600		Other Securities	7,055,046	1.5

		South Africa: 0.7%
234,257		Other Securities	3,315,684	0.7

		South Korea: 1.1%
214,200		KT Corp. ADR	3,630,690	0.7
6,047		Other Securities	1,900,902	0.4
			5,531,592	1.1

		Spain: 1.4%
288,085		Indra Sistemas S.A.	3,296,250	0.7
667,803		Other Securities	3,723,291	0.7
			7,019,541	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: 1.3%
701,637		Telefonaktiebolaget LM Ericsson	$6,215,857	1.3

		Switzerland: 5.3%
54,959		Nestle S.A.	3,489,250	0.7
119,894		Novartis AG	7,229,677	1.5
34,638		Roche Holding AG — Genusschein	6,672,152	1.4
418,765		Other Securities	8,197,556	1.7
			25,588,635	5.3

		United Kingdom: 20.3%
126,530		AstraZeneca PLC	5,867,846	1.2
684,412		BAE Systems PLC	3,454,428	0.7
1,687,199		Barclays PLC	6,238,863	1.3
182,725		BHP Billiton PLC	5,856,610	1.2
873,081		BP PLC	6,235,247	1.3
173,847	@	CRH PLC	3,243,097	0.7
356,097		GlaxoSmithKline PLC	7,979,291	1.7
610,181		HSBC Holdings PLC	6,015,997	1.3
6,903,804	@	Lloyds TSB Group PLC	4,546,214	0.9
284,183		Prudential PLC	3,902,886	0.8
98,889		Rio Tinto PLC	4,940,179	1.0
1,297,273		Tesco PLC	6,712,705	1.4
2,558,755		Vodafone Group PLC	6,948,700	1.4
5,827,232		Other Securities	25,850,563	5.4
			97,792,626	20.3

		United States: 2.5%
65,700		Newmont Mining Corp.	3,583,935	0.7
270,534		Other Securities	8,441,324	1.8
			12,025,259	2.5

		Total Common Stock
		(Cost $509,403,588)	474,707,805	98.4

RIGHTS: 0.0%
		Bermuda: 0.0%
255,000		Other Securities	68,849	0.0

		Total Rights
		(Cost $—)	68,849	0.0

		Total Long-Term Investments
		(Cost $509,403,588)	474,776,654	98.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateralcc(1): 0.2%
700,066
Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $700,073, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $714,067, due 01/15/14–11/01/42)

		(Cost $700,066)	$700,066	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.4%
6,924,432		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $6,924,432)	6,924,432	1.4

		Total Short-Term Investments
		(Cost $7,624,498)	7,624,498	1.6

		Total Investments in Securities (Cost $517,028,086)	$482,401,152	100.0
		Assets in Excess of Other Liabilities	182,401	—
		Net Assets	$482,583,553	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $528,336,347.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$41,599,796
Gross Unrealized Depreciation	(87,534,991)
Net Unrealized Depreciation	$(45,935,195)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Sector Diversification	Percentage of Net Assets
Financials	20.0%
Energy	10.7
Health Care	10.2
Consumer Staples	9.8
Telecommunication Services	9.3
Materials	9.2
Information Technology	8.7
Consumer Discretionary	8.6
Industrials	8.5
Utilities	3.4
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	—
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$2,567,862	$5,217,363	$—	$7,785,225
Belgium	—	6,121,556	—	6,121,556
Brazil	7,195,608	—	—	7,195,608
Canada	10,534,188	—	—	10,534,188
China	—	7,084,300	—	7,084,300
Denmark	—	2,721,548	—	2,721,548
Finland	—	2,563,714	—	2,563,714
France	—	49,053,127	—	49,053,127
Germany	—	29,563,499	—	29,563,499
Hong Kong	—	9,301,779	151,386	9,453,165
Israel	—	2,327,952	—	2,327,952
Italy	—	22,870,554	—	22,870,554
Japan	1,054,982	106,727,207	—	107,782,189
Mexico	3,376,937	—	—	3,376,937
Netherlands	—	36,727,666	—	36,727,666
Norway	—	2,832,182	—	2,832,182
Russia	2,170,155	—	—	2,170,155
Singapore	—	7,055,046	—	7,055,046
South Africa	—	3,315,684	—	3,315,684
South Korea	3,630,690	1,900,902	—	5,531,592
Spain	—	7,019,541	—	7,019,541
Sweden	—	6,215,857	—	6,215,857
Switzerland	—	25,588,635	—	25,588,635
United Kingdom	6,634,267	91,158,359	—	97,792,626
United States	12,025,259	—	—	12,025,259
Total Common Stock	49,189,948	425,366,471	151,386	474,707,805
Rights	—	68,849	—	68,849
Short-Term Investments	6,924,432	700,066	—	7,624,498
Total Investments, at fair value	$56,114,380	$426,135,386	$151,386	$482,401,152

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 0.5%
152,700	@	M Video	$1,201,523	0.5

		Consumer Staples: 6.7%
83,000		Magnit OAO	11,803,821	4.9
20,940		Magnit OJSC	2,977,976	1.2
100,000	#, @	MHP SA GDR	1,520,000	0.6
			16,301,797	6.7

		Energy: 42.5%
30,100		Eurasia Drilling Co. Ltd. GDR	1,041,460	0.4
3,753,700		Gazprom OAO	17,341,064	7.1
91,600		KazMunaiGas Exploration Production GDR	1,625,900	0.7
416,893		Lukoil OAO ADR	25,201,182	10.3
93,503		NovaTek OAO GDR	10,705,525	4.4
65,600	L	Gazprom Neft JSC ADR	1,617,696	0.7
1,642,200		Rosneft Oil Co. GDR	12,202,035	5.0
7,565,800	@	Surgutneftegas OJSC	4,681,748	1.9
559,212	L	Surgutneftegas OJSC ADR	4,893,600	2.0
470,000		Tatneft	1,532,053	0.6
258,033	L	Tatneft ADR	10,033,644	4.1
6,450		Transneft	12,915,315	5.3
			103,791,222	42.5

		Financials: 15.9%
244,843	@, L	Halyk Savings Bank of Kazakhstan JSC GDR	1,740,833	0.7
1,121,780		LSR Group GDR	5,424,716	2.2
8,816,221		Sberbank	25,808,559	10.6
1,727,400	L	VTB Bank OJSC GDR	5,982,237	2.4
			38,956,345	15.9

		Health Care: 1.1%
213,000	@	MD Medical Group Investments PLC GDR	2,626,290	1.1

		Industrials: 1.0%
138,400		Globaltrans Investment PLC GDR	2,560,400	1.0

		Information Technology: 1.4%
56,494	@	Mail.ru Group Ltd. GDR	1,888,010	0.8
64,500	@	Yandex NV	1,501,560	0.6
			3,389,570	1.4

		Materials: 15.3%
228,500		Eurasian Natural Resources Corp.	1,211,306	0.5
321,500	L	Mechel OAO ADR	2,041,525	0.8
31,100	@	MMC Norilsk Nickel	4,786,379	2.0
477,000	L	MMC Norilsk Nickel ADR	7,331,743	3.0
1,234,030		Novolipetsk Steel	2,317,921	0.9
75,400		Phosagro OAO GDR	1,042,028	0.4
129,300		Polymetal International PLC	2,330,747	1.0

COMMON STOCK: (continued)
		Materials: (continued)
408,400	L	Severstal OAO GDR	$4,959,953	2.0
291,390		Uralkali GDR	11,455,192	4.7
			37,476,794	15.3

		Telecommunications: 9.3%
1,012,300		JSFC Sistema	753,906	0.3
118,900		Mobile Telesystems OJSC	875,062	0.4
183,800		Mobile Telesystems OJSC	1,352,703	0.6
818,300		Mobile Telesystems OJSC ADR	14,025,662	5.7
1,279,500		Rostelecom OJSC	3,762,543	1.5
104,400		Sistema JSFC GDR	1,922,278	0.8
			22,692,154	9.3

		Utilities: 5.1%
870,207,200	@	Federal Grid Co. Unified Energy System JSC	5,673,664	2.3
274,215,648	@	RusHydro	6,736,165	2.8
			12,409,829	5.1

		Total Common Stock
		(Cost $190,360,829)	241,405,924	98.8

PREFERRED STOCK: 1.1%
		Financials: 1.1%
1,283,300	@	Sberbank of Russia	2,703,119	1.1

		Total Preferred Stock
		(Cost $2,820,817)	2,703,119	1.1

		Total Long-Term Investments
		(Cost $193,181,646)	244,109,043	99.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.8%
		Securities Lending Collateralcc,(1): 5.8%
164,830		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.30%, due 11/01/12 (Repurchase Amount $164,831, collateralized by various U.S. Government Securities, 0.375%–6.125%, Market Value plus accrued interest $168,127, due 04/15/15–05/15/38)	164,830	0.0
3,343,955		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $3,343,984, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $3,410,835, due 11/15/12–09/20/62)	3,343,955	1.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc,(1): (continued)
539,160	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $539,166, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $549,943, due 01/15/14–11/01/42)	$539,160	0.2
3,343,955	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $3,343,987, collateralized by various U.S. Government Securities, 0.000%–2.125%, Market Value plus accrued interest $3,410,834, due 07/15/15–02/15/41)	3,343,955	1.4
3,343,955	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $3,343,985, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $3,410,834, due 01/01/27–10/20/42)	3,343,955	1.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc,(1): (continued)
3,343,955	Mizuho Securities USA Inc., Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $3,343,990, collateralized by various U.S. Government Agency Obligations, 2.034%–11.000%, Market Value plus accrued interest $3,410,834, due 02/01/13–01/01/42)	$3,343,955	1.4
		14,079,810	5.8

	Total Short-Term Investments
	(Cost $14,079,810)	14,079,810	5.8

	Total Investments in Securities (Cost $207,261,456)	$258,188,853	105.7
	Liabilities in Excess of Other Assets	(13,827,378)	(5.7)
	Net Assets	$244,361,475	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $216,676,869.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,044,295
Gross Unrealized Depreciation	(28,532,311)
Net Unrealized Appreciation	$41,511,984

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,201,523	$—	$1,201,523
Consumer Staples	1,520,000	14,781,797	—	16,301,797
Energy	29,486,238	74,304,984	—	103,791,222
Financials	1,740,833	37,215,512	—	38,956,345
Health Care	2,626,290	—	—	2,626,290

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING RUSSIA FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Industrials	$2,560,400	$—	$—	$2,560,400
Information Technology	1,501,560	1,888,010	—	3,389,570
Materials	3,083,553	34,393,241	—	37,476,794
Telecommunications	14,025,662	8,666,492	—	22,692,154
Utilities	—	12,409,829	—	12,409,829
Total Common Stock	56,544,536	184,861,388	—	241,405,924
Preferred Stock	—	2,703,119	—	2,703,119
Short-Term Investments	—	14,079,810	—	14,079,810
Total Investments, at fair value	$56,544,536	$201,644,317	$—	$258,188,853

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $98,313,612 and $2,897,446 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2012 were as follows:

Fund Name	Type	Per Share Amount
ING Diversified International Fund
Class A	NII	$0.1054
Class B	NII	$0.0225
Class C	NII	$0.0227
Class I	NII	$0.1319
Class O	NII	$0.1126
Class R	NII	$0.0855
Class W	NII	$0.1343
ING Global Bond Fund
Class A	NII	$0.1447
Class B	NII	$0.0602
Class C	NII	$0.0610
Class I	NII	$0.1800
Class O	NII	$0.1460
Class R	NII	$0.1117
Class W	NII	$0.1744
All Classes	STCG	$0.3305
All Classes	LTCG	$0.1228
All Classes	ROC	$0.1644
ING Global Value Choice Fund
Class A	NII	$0.3054
Class B	NII	$—
Class C	NII	$0.0847
Class I	NII	$0.4300
Class W	NII	$0.3871
All Classes	STCG	$1.4720
All Classes	LTCG	$1.5798
ING Index Plus International Equity Fund
Class A	NII	$0.1853
Class B	NII	$0.0932
Class C	NII	$0.1217
Class I	NII	$0.2229
Class O	NII	$0.1864
Class W	NII	$0.2191
ING International Small Cap Fund
Class A	NII	$0.5705
Class B	NII	$0.1651
Class C	NII	$0.3323
Class I	NII	$0.7676
Class O	NII	$0.6457
Class W	NII	$0.7165
ING International Value Choice Fund
Class A	NII	$0.2727
Class B	NII	$0.1484
Class C	NII	$0.1833
Class I	NII	$0.3032
Class W	NII	$0.3013
ING International Value Fund
Class A	NII	$0.2786
Class B	NII	$0.1626
Class C	NII	$0.1944
Class I	NII	$0.3320
Class W	NII	$0.3148

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

Of the ordinary distributions made during the year ended October 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Diversified International	0.78%
Global Value Choice	16.55%
International Small Cap	0.39%
International Value	0.62%

For the year ended October 31, 2012, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Diversified International	100.00%
Global Value Choice	37.51%
Index Plus International Equity	100.00%
International Small Cap	100.00%
International Value Choice	100.00%
International Value	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Bond	100.00%
International Small Cap	0.52%

Pursuant to Internal Revenue Code Section 871(k)(2), the following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends:

Global Bond
Global Value Choice

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Diversified International	$143,407	$0.0132	84.25%
Global Value Choice	$510,446	$0.0743	89.47%
Index Plus International Equity	$200,347	$0.0280	93.59%
International Small Cap	$431,252	$0.0671	74.57%
International Value Choice	$72,086	$0.0287	100.00%
International Value	$1,424,152	$0.0303	94.01%
Russia	$758,990	$0.0972	99.04%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (Independent Trustee). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	IMF November 2007–Present IMT December 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	138	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	IMF November 2007–Present IMT December 2007–Present	Retired.	138	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	138	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001– Present).	138	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	138	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	IMF November 2007–Present IMT December 2007–Present	Retired.	138	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	IMF November 2007–Present IMT December 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	174	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of November 30, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	IMF May 1999–Present IMT November 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investment Management, LLC (February 2012– Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003– Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007– June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	IMF May 1999–Present IMT November 1999– Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President–Director, ING Funds Services, LLC (August 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012– Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

ING International Value Equity Fund (formerly, ING Global Value Choice Fund)

ING International Value Equity Fund (formerly, ING Global Value Choice Fund) had been sub-advised by Tradewinds Global Investors, LLC (“Tradewinds”) since its inception in February 2005. At a meeting of the Board held on September 6, 2012, the Board, including a majority of the independent trustees (“Independent Trustees″), determined to: (1) terminate Tradewinds as sub-adviser to the Fund effective November 13, 2012; (2) appoint ING Investment Management Co. LLC (“ING IM”) as sub-adviser to the Fund; (3) approve an interim sub-advisory agreement with ING IM that became effective on November 30, 2012 (the “Interim Agreement”), under which ING IM would serve as the sub-adviser to the Fund and provide day-to-day management services to the Fund for a period of up to 150 days; and (4) approve a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would continue to serve as sub-adviser (“Sub-Adviser”) to the Fund upon expiration of the 150 day period of the Interim Agreement. The Sub-Advisory Contract is subject to shareholder approval and is expected to become effective in March 2013. The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the “Sub-Advisory Agreements”) with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreements with ING IM included the following: (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for appointing ING IM as the sub-adviser to the Fund, including the turnover in the portfolio management team, changes in leadership at Tradewinds, and the Fund’s performance relative to its benchmark and selected peer group (“Selected Peer Group”), (b) the performance of ING IM in managing the International Value Strategy, which is managed in an investment style that is similar to its proposed management of the Fund, and (c) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of ING Investments, LLC (“IIL”) with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by IIL to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the Sub-Advisory Agreements with IIL; (2) the sub-advisory fee rate payable by IIL to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

ING International Value Choice Fund had been sub-advised by Tradewinds since its inception in February 2005. At a meeting of the Board held on September 6, 2012, the Board, including a majority of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees, determined to: (1) approve the merger of the Fund with and into ING International Value Equity Fund (formerly, ING Global Value Choice Fund), a series of ING Mutual Funds in March 2013 (the “Merger”), subject to shareholder approval of the Merger; (2) terminate Tradewinds as sub-adviser to the Fund effective November 13, 2012; (3) appoint ING IM as sub-adviser to the Fund; (4) approve an interim sub-advisory agreement with ING IM that became effective on November 30, 2012 (the “Interim Agreement”), under which ING IM would serve as the sub-adviser to the Fund and provide day-to-day management services to the Fund for a period of up to 150 days; and (5) approve a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would continue to serve as sub-adviser to the Fund upon expiration of the 150 day period of the Interim Agreement. The Merger is subject to shareholder approval and is expected to become effective in March 2013. The Sub-Advisory Contract is also subject to shareholder approval and is expected to become effective in March 2013 in the event the merger is not approved or the closing date of the merger takes place after the expiration of the Interim Agreement. The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Merger.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the “Sub-Advisory Agreements”) with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreements with ING IM included the following: (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for proposing the Merger and appointing ING IM as the sub-adviser to the Fund, including the turnover in the portfolio management team, changes in leadership at Tradewinds, and the Fund’s performance relative to its benchmark and Selected Peer Group, (b) the performance of ING IM in managing the International Value Strategy, which is managed in an investment style that is similar to its proposed management of the ING International Equity Fund, which the Fund was proposed to merge into, and (c) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of IIL with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by IIL to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the Sub-Advisory Agreements with IIL; (2) the sub-advisory fee rate payable by IIL to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTDIF     (1012-122012)

Annual Report

October 31, 2012

Classes A, B, C, I, O, R and W

■ ING Emerging Markets Equity Fund

■ ING Global Equity Dividend Fund

■ ING Global Natural Resources Fund

■ ING Global Opportunities Fund

■ ING Greater China Fund

■ ING International Core Fund

■ ING International Growth Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	18
Report of Independent Registered Public Accounting Firm	20
Statements of Assets and Liabilities	21
Statements of Operations	25
Statements of Changes in Net Assets	27
Financial Highlights	31
Notes to Financial Statements	34
Summary Portfolios of Investments	49
Tax Information	72
Trustee and Officer Information	73
Advisory Contract Approval Discussion	77

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Seeking Certainty

Dear Shareholder,

It's been said that history doesn't repeat; it rhymes. Human societies have always been competitive, their destinies uncertain; the resulting quest for safety and security has prompted attempts by the wealthy and powerful to lock in their advantages.

In 1494, Spain and Portugal, then the preeminent navigational powers of Europe, signed the Treaty of Tordesillas in which the Pope divided the New World into two zones of Spanish or Portuguese control. At the time it seemed an effective way to avoid costly skirmishes as empire building got underway. However, countries such as England and France, left out of the treaty, ignored it and pursued their own interests aggressively. Numerous wars and political intrigues followed, and ultimately both Portugal and Spain lost their status as world powers.

In our own time we've seen the unwinding of the competition and alliances that defined the Cold War era until the demise of the Soviet Union in 1991. During that period, a few wealthy and powerful nations called the shots for either capitalism or communism, and most other nations followed their lead. In the Cold War's aftermath, individual nations have pursued their own interests. Competition has increased, and capital has readily flowed to areas offering the greatest returns. As a result, the balance of economic power has shifted dramatically. Once-poor nations have grown wealthy, and some wealthy nations have lost stature as investment, jobs and technological leadership moved to other shores.

In today's turbulent world, economic and political pressures suggest that people will seek relief from uncertainty, and new alignments of power may emerge that we haven't even imagined. Considering this as an investor, should you embrace the dynamic but unclear global opportunities that may be opening up? Or should you tighten your grip on what you know?

At ING Funds we believe in respect for the lessons of history as context for new investment ideas. Toward that end, we advocate well-diversified portfolios that focus on long-term needs rather than trying to exploit each passing fad or fashion. We believe it's best to take well-understood, well-managed risks, with a focus on your goals. In some cases that may mean embracing the new, in other instances it can mean staying with the familiar.

As always, we recommend discussing any investment ideas and potential portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 30, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2012

In the first half of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends gained an impressive 8.71%, including the best first quarter rally since 1998. But in the two months from early April, the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the whole fiscal year the Index gained 11.10%. (The MSCI World IndexSM returned 9.45% for the one year ended October 31, 2012, measured in U.S. dollars.)

Much of the first half's upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, the three-month average of 245,000 new jobs reported in March slumped to only 94,000 jobs in September. The October report was contradictory, with employers reporting a mediocre 114,000 new jobs created, but 86,000 added to prior months' estimates. The unemployment rate fell to 7.8% on the basis of an 873,000 increase in the numbers employed, but temporary jobs accounted for two thirds of the increase.

By October, other economic data, from average hourly earnings growth to manufacturing activity and industrial production to gross domestic product ("GDP") growth were mostly unconvincing. There was some relief in the housing market, however. The final S&P/Case-Shiller 20-City Composite Home Price Index rose for the third month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended October over 12% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone's enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank's ("ECB") Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In June, a recapitalization bailout for Spain's shaky banks worth up to €100 billion was tortuously agreed. Attention returned to Greece in July where the continuation of the country's bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was "ready to do whatever it takes to preserve the euro." In September, Draghi announced that through "Outright Monetary Transactions", under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved "substantially".

Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index ("BCAB") of investment grade bonds rose 5.25% in the one year ended October 31, 2012. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.66%, long-dated Treasuries returned a remarkable 10.40%, just ahead of another sub-index, the Barclays Capital U.S. Investment Grade Corporate Bond Index which rose 10.21%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained an equity-like 13.58%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.21% in the one year ended October 31, 2012. By sector, telecommunications led the way with a return of 26.22%, followed by healthcare with a return of 22.12%. No sector incurred a loss, but energy and materials (respectively 6.51% and 7.41%) suffered from the weakening outlook for global growth. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but analysts forecast slippage in the third.

In currency markets, the ongoing euro zone crisis drove the dollar up 6.93% against the euro over the fiscal year. But the dollar slipped 0.26% against the pound, reflecting its own "safe haven" status as a sovereign currency with liquid U.K. government bond markets. The dollar gained 2.05% to the yen, which had been trading near post-war high levels as the year started and fell as the Bank of Japan repeatedly threatened intervention.

In international markets, the MSCI Japan® Index did not participate in the rally, ending the fiscal year down 0.86%, having been ahead nearly 15% in March. The market fell harder than others in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan's export focused economy. The MSCI Europe ex UK® Index added 12.29% for the one year ended October 31, 2012, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record unemployment at 11.6%. The MSCI UK® Index rose by less: 8.61%. The market was weighed down by its near one third exposure to energy and materials stocks, sectors which suffered negative returns as concern about global growth intensified.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI All Countries Golden Dragon IndexSM	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
MSCI All Country World (ex-US) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM

An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.
S&P North American Natural Resources Sector Index

An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

3

ING EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGERS' REPORT

ING Emerging Markets Equity Fund ("Emerging Markets Equity" or the "Fund") seeks long-term capital appreciation. The Fund's assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Delaware Management Company ("Delaware") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: George Iwanicki Jr. and Anuj Arora of the portion of the Fund that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the portion of the Fund that is managed by Delaware.

Performance: For the year ended October 31, 2012, the Fund's Class I shares, provided a total return of 2.07%, compared to the MSCI Emerging Markets IndexSM ("MSCI EM IndexSM"), which returned 2.63% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve — The Sleeve outperformed the benchmark by approximately 137 basis points ("bps") for the year ended October 31, 2012. From a country perspective over the period, stock selection in Taiwan and Korea was the most significant contributor to performance. In Korea and Taiwan, exposure to information technology companies was the most significant driver. Additionally, our holding in a Polish materials company, which has an attractive valuation and a high dividend, benefited from quantitative monetary easing.

The Sleeve's overweight position in Mexico and underweight exposure to Brazil detracted from returns during the period. The Sleeve was underweight in Mexican equities, which outperformed as investors favored more defensive stocks in light of sluggish global growth during the period. In Brazil, a holding in the telecommunications sector underperformed as investors became concerned that government interference in the sectors could depress margins.

Delaware Sleeve — The Sleeve underperformed by approximately 280 bps for the year ended October 31, 2012.

From a country perspective, the Sleeve's holdings in China, South Africa and Argentina detracted from performance while holdings in South Korea, Mexico and Taiwan contributed to performance. The Sleeve's holdings in the energy and consumer staples sectors detracted from performance and its holdings in materials and consumer discretionary sectors contributed to performance.

The biggest detractor from performance at the security level was Argentine oil producer YPF, which declined sharply when the Argentine government nationalized the company in April 2012. Shares of Avon Products also detracted from performance during the period as the company continued to struggle at the operating level and moved to replace its longtime CEO.

Current Strategy & Outlook: J.P. Morgan Sleeve — We are cautiously optimistic on the asset class as valuations are at levels that have historically delivered strong returns for medium- to long-term investors. One of our concerns had been expensive currencies, particularly from commodity exporting countries like Brazil and Russia. However, the general sell-off in risky assets over the past few months has left emerging market currencies looking attractive again. The only areas where we do not see relative value today are defensive markets and currencies, as investors are willing to pay a premium for protection. As and when the current rollover in global growth stabilizes, we expect to see a rotation in leadership within the asset class.

Delaware Sleeve — Overall, our positioning remains largely unchanged. Our largest country overweights are the U.S., Mexico, Brazil, India, and South Korea. Our largest underweight positions are in Taiwan, China, South Africa, Malaysia, and Indonesia. Our largest sector overweights are in the consumer staples, energy, information technology and telecommunications sectors. We are underweight in financials, consumer discretionary, industrials, and materials. We remind investors, though, that our country and sector weightings are a function of our bottom-up, fundamental research.

We believe that investors are currently in a "wait-and-see" mode with regard to global equities. This is true both in terms of the global macroeconomic outlook, which remains tentative at best, as well as in terms of corporate earnings growth, which still appears to be sluggish due to the slowdown in Europe, China, and the U.S.

We, therefore, remain disciplined in implementing our investment process. We have invested in companies that we believe have strong franchise sustainability with long-term earnings power and are trading at significant discounts to their intrinsic value. We will look for opportunities to purchase shares (or increase positions) of companies that meet our investment criteria. With this bottom-up approach to stock selection, we believe that the Sleeve is well-positioned for this uncertain market environment. Over the long-term, we believe that the fundamental outlook for emerging markets remains compelling, and we expect the companies we invest in to capture these opportunities.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

South Korea	17.4%
China	16.0%
Brazil	12.7%
Russia	7.4%
India	7.3%
Taiwan	7.2%
South Africa	6.2%
Mexico	4.4%
Thailand	4.0%
Hong Kong	4.0%
Countries between 0.1%-3.5%^	11.7%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 13 countries, which each represents 0.1%-3.5% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	2.7%
Samsung Electronics Co., Ltd.	2.4%
Industrial and Commercial Bank of China Ltd.	2.1%
Lukoil OAO ADR	2.1%
Sberbank of Russia ADR	1.9%
Avon Products, Inc.	1.9%
China Construction Bank	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.7%
Hon Hai Precision Industry Co., Ltd.	1.6%
Itau Unibanco Holding SA ADR	1.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS' REPORT

ING EMERGING MARKETS EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class B July 20, 2012
Including Sales Charge:
Class A(1)	(4.23)%	2.75%	—
Class B(2)	—	—	1.77%
Class C(3)	(0.01)%	7.92%	—
Class I	2.07%	9.11%	—
Class R	1.43%	8.46%	—
Class W	1.98%	9.02%	—
Excluding Sales Charge:
Class A	1.66%	8.69%	—
Class B	—	—	6.77%
Class C	0.99%	7.92%	—
Class I	2.07%	9.11%	—
Class R	1.43%	8.46%	—
Class W	1.98%	9.02%	—
MSCI EM IndexSM	2.63%	11.73%	6.37%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5.00% for the 1 year return.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

5

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

ING Global Equity Dividend Fund ("Global Equity Dividend" or the "Fund") seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Bruno Springael, Head of Corporate Analytics for Developed Markets, and Herman Klein, Senior Portfolio Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 8.86%, compared to the MSCI World IndexSM, which returned 9.45% for the same period.

Portfolio Specifics: During the first half of the period, global equities maintained their upward trend supported by additional accommodative central bank policy and signs of a brightening outlook for the U.S. economy. The European Union approved a second bail-out package for Greece and completed a €206 billion Greek debt restructuring.

Market strength began to unwind during the second half of the period. Global equity markets fell sharply in May as inconclusive elections in Greece, worries over the Spanish banking sector and negative economic data in the euro zone, the United States and China weakened sentiment. Late in the period, central banks again boosted sentiment. Investors welcomed the U.S. Federal Reserve's plans for a third round of quantitative easing and the European Central Bank's plans to purchase euro zone government bonds. Macroeconomic data remained gloomy, however, and triggered several market corrections.

Stock selection drove Fund outperformance prior to the deduction of fees and expenses, particularly among financials, consumer discretionary, telecommunications services and materials. These contributions overcame detractions from information technology, energy and industrial. Within financial services, the Fund benefited from a tilt towards insurance stocks. Home Depot Inc. was the best-performing stock thanks to a decent recovery of the U.S. housing market. The company also raised its dividend in 2012. We sold Home Depot towards the end of the period after its valuation became relatively expensive. Other contributors included the Fund's overweights of JPMorgan Chase & Co. and Whirlpool Corp. In contrast, not holding Apple Inc., which does not satisfy our high dividend criteria, detracted the most from relative performance. Other significant detractors included overweights of Arch Coal Inc. and Hewlett-Packard Co.

Sector positioning excluding cash was slightly positive; including cash, however, made the allocation effect negative. An overweight in healthcare helped results, as did an underweight in energy. An underweight among industrials was the main detractor.

We exited Brazilian energy company Petróleo Brasileiro S.A. (Petrobras) as the company struggled to monetize its enormous reserves, and sold offshore driller Transocean Ltd. after the company cut its dividend. The Fund took profits in Seven & I Holdings Co., the parent company of the 7-Eleven chain of convenience stores; and Kraft Foods Inc., the food and beverage conglomerate. The Fund took profits in AT&T Inc., using the proceeds to build a position in Time Warner Cable Inc. We added the JP Morgan Chase after the market reaction to the firm's losses in May.

The Fund was rebalanced four times during the period, taking profits on stocks that performed well and investing the proceeds in stocks that we believed to be undervalued. We increased the Fund's exposure to Japan and Europe, while lowering its exposure to North America. Exposure to the consumer discretionary and information technology sectors increased; exposure to utilities and consumer staples decreased.

Current Strategy and Outlook: Developments towards the end of the period have strengthened our positive view of equities. Synchronized, potentially unlimited central bank liquidity injections and progress in the governance structure of the euro zone have lowered systemic risk and resulted in a broad reassessment of risky assets. Recent data confirm our view of a modest Chinese recovery that may give Beijing more time to ramp up state spending and boost demand.

Earnings momentum remains weak. Although an earnings slowdown is priced in, disappointing third quarter earnings show that expectations are still too high. Yet this does not seem to pose a big threat to the financial health of companies, which generally have strongly de-levered and are cash-rich.

We believe low valuations and cautious investor positioning will continue to offer medium-term support for equities. In our opinion, the main risks stem from the political situation in Spain, the upcoming debate over the fiscal cliff in the United States and Chinese growth.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

United States	38.9%
United Kingdom	11.3%
Japan	11.0%
France	8.1%
Germany	5.1%
Netherlands	4.4%
Canada	3.5%
Switzerland	3.4%
Sweden	2.0%
Singapore	2.0%
Countries between 0.6%-1.6%^	8.1%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 7 countries, which each represents 0.6%-1.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012*
(as a percentage of net assets)

Metlife, Inc.	1.5%
JPMorgan Chase & Co.	1.5%
Royal Dutch Shell PLC	1.5%
Chevron Corp.	1.5%
Novartis AG	1.5%
Occidental Petroleum Corp.	1.5%
Microsoft Corp.	1.4%
General Electric Co.	1.4%
Shaw Communications, Inc. - Class B	1.1%
Ensco PLC	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS' REPORT

ING GLOBAL EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003		Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	2.63%	(5.53)%	5.15%		—		—		—	—		—
Class B(2)	2.95%	(5.45)%	—		4.77%		—		—	—		—
Class C(3)	6.92%	(5.13)%	—		—		4.62%		—	—		—
Class I	9.25%	(3.99)%	—		—		—		(2.51)%	—		—
Class O	8.88%	(4.41)%	—		—		—		—	(1.41)%		—
Class W	9.11%	—	—		—		—		—	—		(1.50)%
Excluding Sales Charge:
Class A	8.86%	(4.41)%	5.83%		—		—		—	—		—
Class B	7.95%	(5.13)%	—		4.77%		—		—	—		—
Class C	7.92%	(5.13)%	—		—		4.62%		—	—		—
Class I	9.25%	(3.99)%	—		—		—		(2.51)%	—		—
Class O	8.88%	(4.41)%	—		—		—		—	(1.41)%		—
Class W	9.11%	—	—		—		—		—	—		(1.50)%
MSCI World IndexSM	9.45%	(2.87)%	6.12	%(4)	5.51	%(5)	5.51	%(5)	(1.32)%	0.27	%(6)	(0.24	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for the index is shown from October 1, 2003.

(5) Since inception performance for the index is shown from November 1, 2003.

(6) Since inception performance for the index is shown from November 1, 2006.

(7) Since inception performance for the index is shown from February 1, 2008.

7

ING GLOBAL NATURAL RESOURCES FUND

PORTFOLIO MANAGERS' REPORT

ING Global Natural Resources Fund ("Global Natural Resources" or the "Fund") seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett, CFA, John Bailey and Jamie Swain, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of (5.08) % compared to the S&P North American Natural Resources Sector Index which returned 0.06% for the same period.

Portfolio Specifics: The Fund underperformed due to negative stock selection in both its energy and basic materials sleeves. Within energy, an overweight in equipment/services and underweights in both oil and gas refining/marketing as well as storage/transportation detracted from performance results.

Fund positions in oil and gas equipment/services companies — such as Key Energy Services Inc. and Basic Energy Services Inc. — hurt results. Both stocks suffered from their exposure to North American onshore oil services, where there has been mobilization of capacity from natural gas to oil. We believe that there will be greater stability and ultimately growth in North American drilling activity. We have trimmed our position in Key Energy slightly. The Fund's position in Arch Coal Inc., a coal consumable fuels company, also detracted from returns. The company underperformed significantly as the coal sector underperformed due to depressed natural gas prices, which cap the pricing for coal. Worries about slowing growth in China worsened the stock's underperformance.

Within materials a position in Cliffs Natural Resources Inc., a producer of iron ore and metallurgical coal, detracted from results. Weakness in coal and iron ore due to falling steel demand from China hurt the share price. We think demand for natural resources will resurge as growth comes back in the emerging markets. Stimulus actions by China and Europe should benefit emerging market growth.

The Fund's positions in oil and gas exploration companies such as EOG Resources Inc. and Marathon Oil Corp. were favorable. EOG explores for, develops and markets crude oil and natural gas. The company performed well due to improved recovery of oil in the Eagle Ford shale formation, which fortified the perception of longer-term growth opportunities there. The Eagle Ford shale formation is expected to shift output away from lower margin international assets in regions such as the North Sea. The formation contains some of the most productive onshore wells in the United States. Marathon repositioned itself as an international exploration and production company with an improving growth and margin outlook after divesting refining, marketing and logistics assets. Early acquisitions in the Eagle Ford shale have proved opportune, and the company is now enjoying more predictable production growth. Global exploration opportunities offer potential for further production growth; Marathon's higher than peer dividend yield and free cash flow are also appealing.

Not owning a position in equipment/services company Baker Hughes Inc. contributed to returns. The company's North American earnings have been reduced over the past four quarters, primarily due to the significant weakness in pricing in North American pressure pumping.

Current Strategy and Outlook: Energy: we think demand for oil and gas will continue to grow as developing nations take up the slack in resource consumption due to economic slowing of the developed world. Older energy supplies are constrained and new sources of supply are costlier. We believe an indiscriminate sell-off of stocks has resulted in many undervalued companies despite their improved business models, stronger customer bases and pronounced competitive advantages. We have positioned the Fund to benefit from positive trends in oil drilling onshore and offshore, the global expansion of natural gas markets and the modernization of drilling equipment.

Basic Materials: we like exposure to iron ore, given the consolidated nature of the market among the top three producers. However, we are cautious about mining companies as we expect operating costs to increase; what's more, we think investors will not like the use of free cash flow for acquisitions. Our outlook for copper is more conservative, with marginal costs well below the current price and tough quarterly reports to come, not to mention reinvestment risk. We like copper longer term, and are waiting for the right opportunity amidst the sell-off. In precious metals the Fund generally is weighted in line with the benchmark.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

United States	77.3%
Canada	14.0%
United Kingdom	3.0%
Netherlands	1.3%
Norway	1.2%
France	1.1%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012
(as a percentage of net assets)

ExxonMobil Corp.	9.4%
Chevron Corp.	8.5%
Schlumberger Ltd.	6.3%
Freeport-McMoRan Copper & Gold, Inc.	4.0%
EOG Resources, Inc.	3.8%
Newmont Mining Corp.	3.6%
Suncor Energy, Inc.	3.6%
Anadarko Petroleum Corp.	3.2%
Halliburton Co.	3.2%
GoldCorp, Inc.	2.7%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS' REPORT

ING GLOBAL NATURAL RESOURCES FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(10.51)%	(4.63)%	10.75%	—	—
Class I	(4.60)%	(3.04)%	—	0.14%	—
Class W	(4.84)%	—	—	—	(1.32)%
Excluding Sales Charge:
Class A	(5.08)%	(3.48)%	11.41%	—	—
Class I	(4.60)%	(3.04)%	—	0.14%	—
Class W	(4.84)%	—	—	—	(1.32)%
S&P North American Natural Resources Sector Index	0.06%	(1.19)%	13.52%	1.03%	0.70	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Since inception performance for the index is shown from February 1, 2008.

9

ING GLOBAL OPPORTUNITIES FUND

PORTFOLIO MANAGERS' REPORT

ING Global Opportunities Fund ("Global Opportunities" or the "Fund") seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, CFA, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 4.92% compared to the MSCI All Country World IndexSM ("MSCI ACWISM"), which returned 8.55% for the same period.

Portfolio Specifics: During the first half of the period global equities maintained their upward trend, supported by accommodative central bank policies and signs of a brightening outlook for the U.S. economy. The European Union approved a second bail-out package for Greece and completed a €206 billion restructuring of Greek debt. Market strength began to unwind during the second half of the period. Global equity markets fell sharply in May as a result of weakened sentiment over inconclusive elections in Greece, worries about the Spanish banking sector, and negative economic data in the euro zone, the United States and China. Late in the period, central banks again boosted sentiment: investors welcomed the U.S. Federal Reserve's plans for a third round of quantitative easing and the European Central Bank's ("ECB") plans to purchase euro zone government bonds. Macroeconomic data remained gloomy, however, and triggered several market corrections.

The primary reason the Fund lagged its benchmark was the high volatility of the first two months of the period, which was a headwind for our investment themes. The accompanying risk aversion shortened investors' horizons and biased their vision towards safety rather than longer-term fundamentals. We used periods of volatility to pick up thematic stocks at attractive prices and position the Fund for what we hope will be a return to normal market conditions.

The performance of our investment themes over the period was mixed. The "digital revolution," "economic growth" and "industrial and technological innovation" themes underperformed the broader market. In contrast, "change in consumer behavior," "environmental changes," "shifts in demography" and "social and political change" outperformed. Stock picks in the "digital consumer" sub-theme such as Apple Inc., Samsung Electronics Co., Ltd. and Google Inc. were the main contributors to relative results. The Fund's "graying population" sub-theme also outperformed due to biotechnology exposure and positions in large pharmaceuticals such as Novo Nordisk A/S and Abbott Laboratories. "Cloud computing," another sub-theme within "digital revolution," detracted the most from relative return. The worst stock pick was NetApp Inc.; its share price came under pressure due to concerns about corporate and government information technology spending and stiffer competition. We believe NetApp can benefit from the introduction of new cloud storage capabilities and growth in the unstructured data market. In contrast, the Fund's top contributing stock pick was the Macau casino and hotel operator Galaxy Entertainment Group, within our "conspicuous consumer" theme.

During the period we introduced two new "economic growth" sub-themes: "cheap feedstock," added to exploit the continued switch from coal to cheaper shale gas; and "frontier markets," which includes such stocks as the Cambodian casino company NAGAcorp Ltd. and the Philippines food manufacturing company Universal Robina Corp.

We reduced the Fund's exposure to the "digital revolution" theme, taking profits in technology stocks that had benefited from digital consumer trends. We added two large gold producers, Goldcorp Inc. and Barrick Gold Corp., to our "government and intervention" sub- theme. Gold is considered a hedge against the anticipated inflationary pressure resulting from the quantitative easing actions of central banks across the world. Elsewhere, we slightly increased our exposure to the thematic trends "shifts in demography," and "environmental changes." We believe the Fund remains well diversified across its seven main investment themes and their related sub-themes.

Current Strategy and Outlook: We remain confident that the Fund's main investment themes represent the most important driving forces behind companies and economies. We expect significant divergence between emerging and developed economies over the coming year. Developed market economies are unfortunately set for a long period of austerity as they reduce huge government debts. In our opinion, Europe's crisis-solution cycle could turn the ECB into a lender of last resort, pushing Europe closer to real monetary and fiscal union. The closer we get to such a solution the less uncertainty there will be for equity markets. Slowing economic growth in China is pushing the Chinese government toward more traditional stimulus actions, which we believe will benefit the emerging markets.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

United States	30.7%
United Kingdom	10.2%
China	8.9%
Switzerland	6.7%
Netherlands	4.9%
Japan	4.8%
Canada	4.8%
France	4.0%
Germany	3.1%
Indonesia	2.9%
Countries between 0.3%-1.9%^	15.0%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 16 countries, which each represents 0.3%-1.9% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012*
(as a percentage of net assets)

Novartis AG	2.5%
Imperial Tobacco Group PLC	2.2%
Nestle S.A.	2.0%
NetApp, Inc.	1.9%
Mead Johnson Nutrition Co.	1.9%
Microsoft Corp.	1.8%
HSBC Holdings PLC	1.7%
POSTNL	1.7%
Yum! Brands, Inc.	1.6%
Google, Inc. - Class A	1.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS' REPORT

ING GLOBAL OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Class A July 1, 2003	Since Inception of Class B July 8, 2003		Since Inception of Class C July 7, 2003		Since Inception of Class I September 8, 2003		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(1.14)%	(8.82)%	5.14%	—		—		—		—
Class B(2)	(0.80)%	(8.77)%	—	4.71%		—		—		—
Class C(3)	3.20%	(8.43)%	—	—		4.75%		—		—
Class I	5.41%	(7.35)%	—	—		—		5.64%		—
Class W	5.25%	—	—	—		—		—		(4.84)%
Excluding Sales Charge:
Class A	4.92%	(7.73)%	5.81%	—		—		—		—
Class B	4.20%	(8.44)%	—	4.71%		—		—		—
Class C	4.20%	(8.43)%	—	—		4.75%		—		—
Class I	5.41%	(7.35)%	—	—		—		5.64%		—
Class W	5.25%	—	—	—		—		—		(4.84)%
MSCI ACWISM	8.55%	(2.95)%	7.07%	7.07	%(4)	7.07	%(4)	6.68	%(5)	(0.17	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for the index is shown from July 1, 2003.

(5) Since inception performance for the index is shown from September 1, 2003.

(6) Since inception performance for the index is shown from February 1, 2008.

11

ING GREATER CHINA FUND

PORTFOLIO MANAGERS' REPORT

ING Greater China Fund ("Greater China" or the "Fund") seeks long-term capital appreciation. The Fund is managed by Oscar Leung Kin Fai, CFA, and Guy Uding,of ING Investment Management Asia Pacific (Hong Kong) Limited — the Sub-Adviser.*

Performance: For the year ended October 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 4.79% compared to the MSCI All Countries Golden Dragon IndexSM, which returned 7.61% for the same period.

Portfolio Specifics: In the first half of 2012, China continued to suffer from high inflation and a slowing economy. The renewed concern of a credit crisis in Europe caused another round "risk-off" asset allocation in May. Global liquidity was flowing out from emerging markets including China and Taiwan, which led to a sharp correction in these markets. Hong Kong, a beneficiary of the low interest rate environment in the United States, continued to see good support in its domestic real estate market as well as property stocks. In response to the economic downturn, China sought to boost its economy by increasing liquidity, specifically by reducing the Banks' required reserve rates and lowering interest rates. To address the concerns of international investors on the credit crisis in Europe, the European Central Bank ("ECB") decided to purchase short-term bonds in the market, which helped to stabilize investor confidence. In September, investors reacted to the third round of quantitative easing ("QE3") measures in the U.S. by shifting from defensive assets to risky assets. Greater China markets were the beneficiary of this liquidity inflow in the last two months of the Fund's fiscal year.

The Fund underperformed its benchmark over the period due to negative stock selection. The most significant detractors from relative results came from the consumer discretionary, industrial and consumer staples sectors. Positive allocation effects slightly offset the drag from security selection. Security selection contributed to relative results in the telecommunications services, information technology and energy sectors.

Significant detractors for the period included Chow Sang Sang Holdings International Ltd., Oriental Watch Holdings Ltd. and China National Materials Co. Ltd. A correction in the price of gold during the past 12 months and the slowdown of consumption in China hurt the performance of our holdings in Chow Sang Sang and Oriental Watch. The slowdown in the Chinese economy also affected the performance of certain industrial stocks the Fund held, such as China National Materials, China High Speed Transmission Equipment Group Co. Ltd. and Xingda International Holdings Ltd. A correction in Taiwanese China Life Insurance Co. Ltd. also was a significant detractor from the Fund's relative performance. Other detractors included Link Real Estate Investment Trust, HTC Corp. and BOC Hong Kong (Holdings) Ltd.

Contributors to relative results included an overweight in Hon Hai Precision Industry Co. Ltd., an Apple supply-chain stock. Under the low yield environment in Hong Kong, our overweight in HK Telecom Trust and China Communications Services Corp. Ltd. were also contributors to performance. A recovery in China property also benefited the Fund's positions in Wharf (Holdings) Ltd. and Kerry Properties Ltd. A large underweight in China Unicom (Hong Kong) Ltd., which spent too much in acquiring Smartphone customers, helped performance during the period.

Current Strategy and Outlook: The overall economy in Hong Kong remains stable, supported by the low interest rate environment as well as by a slight rebound in retail sales. After a strong rally among Hong Kong stocks since early September 2012, we expect the overall market to take a pause for the rest of 2012. The Chinese government's measure to curb property prices is expected to cause property prices to fall and curb the rally among property stocks. We have turned a bit cautious on the domestic property stocks in Hong Kong but favor property stocks with more China exposure. Our next focus is likely to be domestic consumer stocks, which we think will have a better outlook thanks to tourist spending after the bottoming of China's economy in the third quarter of 2012. In our opinion, recent economic data indicate there could be a rebound in the Chinese economy in the coming six months.

The 18th Party Congress meeting in early November portends removal of the overhanging medium-term political uncertainty in China. In our view it will set a stable political environment for further economic growth and reform in China. It is expected that investors will focus on sectors positioned to benefit from the current round of credit easing and rising demand for commodities.

We intend to focus on property; building materials; consumer durables such as air conditioners, refrigerators and stoves (so-called "white goods"); securities companies and energy. Market risks are likely to come mainly from external credit shocks caused by highly leveraged countries. In our view, the October correction in Taiwan was overdone. Investors took profits on technology stocks because of a technology correction in the U.S. We still see value in that sector with its strong financial position. We believe this is a good time to accumulate financial stocks in Taiwan; we still like their upside potential and believe these stocks have less competition because of high barriers to entry. In our view, integrated circuit design remains a good sector to be in due to the strong global demand for low-end Smartphones. High yield telecommunications stocks are also showing value in the short term and potentially may enhance the Fund's defensive features.

Sector Diversification
as of October 31, 2012
(as a percentage of net assets)

Financials	39.0%
Information Technology	17.7%
Energy	11.8%
Telecommunication Services	8.5%
Industrials	8.4%
Consumer Discretionary	4.9%
Materials	4.2%
Utilities	2.3%
Consumer Staples	2.1%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012
(as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	6.1%
China Mobile Ltd.	5.4%
Hon Hai Precision Industry Co., Ltd.	3.5%
China Construction Bank	3.4%
CNOOC Ltd.	3.4%
Industrial and Commercial Bank of China Ltd.	3.2%
AIA Group Ltd.	3.0%
Tencent Holdings Ltd.	3.0%
Cheung Kong Holdings Ltd.	2.6%
PetroChina Co., Ltd.	2.5%

Portfolio holdings are subject to change daily.

*  Guy Uding and William Pang were added as portfolio managers to the Fund effective May 7, 2012. Michael Chiu was removed as a portfolio manager to the Fund effective May 8, 2012. Bratin Sanyal was removed as portfolio manager to the Fund effective July 31, 2012. William Pang was removed as a portfolio manager to the Fund effective August 10, 2012. On September 6, 2012, the Fund's Board of Trustees approved a change with respect to the Fund's sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. ("IIMA") with related changes to the Fund's name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund's name, principal investment strategies, expense structure, and primary benchmark will be effective on or about November 15, 2012. The Fund will be renamed ING Emerging Markets Equity Dividend Fund. Effective on or about November 15, 2012, IIMA will begin managing the Fund under an interim sub-advisory agreement pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is scheduled to be held on or about March 12, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

ING GREATER CHINA FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Class A December 21, 2005		Since Inception of Class B January 6, 2006		Since Inception of Class C January 11, 2006		Since Inception of Class I May 8, 2006		Since Inception of Class O June 4, 2008		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(1.26)%	(6.55)%	8.48%		—		—		—		—		—
Class B(2)	(1.00)%	(6.47)%	—		7.74%		—		—		—		—
Class C(3)	3.00%	(6.15)%	—		—		7.66%		—		—		—
Class I	5.06%	(5.07)%	—		—		—		6.20%		—		—
Class O	4.76%	—	—		—		—		—		(0.46)%		—
Class W	4.99%	—	—		—		—		—		—		(2.98)%
Excluding Sales Charge:
Class A	4.79%	(5.44)%	9.42%		—		—		—		—		—
Class B	4.00%	(6.16)%	—		7.74%		—		—		—		—
Class C	4.00%	(6.15)%	—		—		7.66%		—		—		—
Class I	5.06%	(5.07)%	—		—		—		6.20%		—		—
Class O	4.76%	—	—		—		—		—		(0.46)%		—
Class W	4.99%	—	—		—		—		—		—		(2.98)%
MSCI All Countries Golden Dragon IndexSM	7.61%	(4.93)%	8.08	%(4)	8.08	%(4)	8.08	%(4)	5.99	%(5)	(0.55	)%(6)	(5.01	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for the index is shown from January 1, 2006.

(5) Since inception performance for the index is shown from May 1, 2006.

(6) Since inception performance for the index is shown from June 1, 2008.

(7) Since inception performance for the index is shown from August 1, 2011.

13

ING INTERNATIONAL CORE FUND

PORTFOLIO MANAGERS' REPORT

ING International Core Fund ("International Core" or the "Fund") seeks long-term growth of capital. The Fund's assets are managed by two sub-advisers — Wellington Management Company, LLP ("Wellington") and Thornburg Investment Management, Inc. ("Thornburg") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Portfolio Managers of the portion of the Fund that is managed by Thornburg, and Nicolas M. Choumenkovitch, and Tara Connolly Stilwell, CFA, all Portfolio Managers of the portion of the Fund that is managed by Wellington.

Performance: For the year ended October 31, 2012, the Fund's Class I shares, provided a total return of 6.92% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM ("MSCI ACWI ex-USSM"), which returned 4.61% and 3.98%, respectively, for the same period.

Portfolio Specifics: Wellington Sleeve: The Sleeve outperformed the MSCI ACWI (ex-US)SM by approximately 451 basis points ("bps") for the year ended October 31, 2012. The Sleeve benefited from strong security selection within the industrials, financials, information technology, and materials sectors. Partially offsetting positive relative results was the Sleeve's weak selection within the consumer staples and healthcare sectors. Sector allocation aided relative performance, due primarily to an underweight to the materials and energy sectors, as well as overweights to healthcare and consumer staples. An underweight to financials and a residual cash position partially weighed on relative performance. From a regional perspective, security selection was strongest within Europe (ex U.K.) and Japan but weakest in the U.K. and North America (ex. U.S.). Overweight allocations to Europe and the U.K., as well as an underweight to Japan aided relative results, although an underweight to Asia (ex. Japan) detracted.

Top contributors to relative performance included Sweden-based manufacturer of locks and other high security products Assa Abloy and Zurich-based global reinsurance company Swiss Reinsurance. Top detractors from relative performance included Infineon Technologies, a German-based semiconductor company specializing in automotive and industrial products, and BG Group, a UK-based natural gas and oil exploration company.

Thornburg Sleeve: The Sleeve outperformed the MSCI ACWI (ex-US)SM) by approximately 136 bps. The Sleeve modestly outperformed relative to the MSCI ACWI ex-US Index during the period, due in part to stock selection as well as an underweight allocation within the materials sector. Stock selection was also strong in the consumer discretionary sector but was mostly offset by adverse selection and an unfavorable underweight in financials. Currency hedging contributed positively during the period. Top contributors included Novo Nordisk, Reckitt Benckiser Group, and Natura Cosmeticos. Detractors included HTC Corp. , Tesco, and Canon.

Current Strategy and Outlook: Wellington Sleeve: At a macro level, we continue to see signs of economic improvement in the developed world, where we expect to remain in a low growth environment with low interest rates. We believe this low growth environment could drive consolidation and we are working to identify companies where we see the potential for better capital discipline and improved industry structure. The Sleeve ended the period with an overweight exposure to industrials, particularly capital goods companies, and utilities and health care stocks. We are most underweight the telecommunication services, energy, and consumer staples sectors.

Thornburg Sleeve: As the European Union continues to struggle toward financial union, and the harsh realities of fiscal austerity reverberate from the periphery throughout Europe and the world, the prospects for continued economic malaise in the region are sobering. Meanwhile, signs of economic recovery in the U.S. are mixed, and China's policies for dealing with a slowing economy will not be known until after the transition of leadership. Against these elevated market uncertainties, we maintain a focus on what we believe are financially sound companies, modest exposure to the European financial sector, emphasis on exporters within our European holdings, and broad geographic diversification across the portfolio. Our approach is intended to mitigate near term volatility while positioning for long-term capital appreciation.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

United Kingdom	19.8%
France	10.8%
Japan	10.2%
Switzerland	8.1%
Germany	7.4%
China	5.1%
Canada	4.8%
Brazil	3.6%
United States	3.0%
Countries between 0.0%-3.0%^	22.6%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 23 countries, which each represents 0.0%-3.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012*
(as a percentage of net assets)

Air Liquide	2.2%
BG Group PLC	2.0%
Canadian National Railway Co.	1.9%
Samsung Electronics Co., Ltd.	1.8%
Fanuc Ltd.	1.8%
British American Tobacco PLC	1.8%
Mitsubishi UFJ Financial Group, Inc.	1.8%
Roche Holding AG - Genusschein	1.6%
Rolls-Royce Holdings PLC	1.6%
Unibail	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

PORTFOLIO MANAGERS' REPORT

ING INTERNATIONAL CORE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012
Class I	6.92%	(3.28)%	—
Class W	—	—	2.97%
MSCI EAFE® Index	4.61%	(3.98)%	4.57%
MSCI ACWI ex-USSM	3.98%	(4.19)%	4.51%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING International Core Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

15

ING INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING International Growth Fund ("International Growth" or the "Fund") seeks long-term growth of capital. The Fund's assets are managed by two sub-advisers — Baillie Gifford Overseas Limited ("Baillie Gifford") and T. Rowe Price Associates, Inc. ("TRPA") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: Gerard Callahan, Iain Campbell, Joe Faraday, CFA, and Paul Faulkner, CFA, Portfolio Managers of the portion of the Fund that is managed by Baillie Gifford, and Robert W. Smith, Chairman and Portfolio Manager of the portion of the Fund that is managed by TRPA.

Performance: For the year ended October 31, 2012, the Fund's Class I shares, provided a total return of 8.46% compared to the MSCI Europe, Australasia, Far East® Index ("MSCI EAFE® Index") and the MSCI All Country World (ex-US)IndexSM ("MSCI ACWI ex-USSM"), which returned 4.61% and 3.98%, respectively, for the same period.

Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® Index by approximately 557 basis points ("bps") for the year ended October 31, 2012. Stock selection was generally strong, especially in the industrials and energy sectors. Relative performance also benefited from a zero allocation to lagging utilities and telecoms.

Top contributors to the sleeve's performance included ASOS, an online fashion retailer. ASOS's solid showing in its domestic market, and encouraging evidence that it can sustain rapid growth in other international markets, allowed the company's share price to rise strongly. When measured against short term levels of profitability its valuation can be a source of some angst, but we believe this business has the potential to be many times larger in the future and our confidence that management can execute on this global opportunity has grown with its share price. Hargreaves Lansdown, the online platform for the UK retail savings market, also made a worthy contribution, reporting another impressive set of new business flows from savers despite some choppy market conditions over recent times. We believe Hargreaves offers a good product held in high esteem by its growing number of users.

Partly offsetting these, Billabong, the Australian-based sportswear retailer, continued to inflict pain. The business has been hindered by poor trading and boardroom rows, and announced a surprise equity capital raising to bolster its balance sheet. Despite a strong brand, we now suspect that the weakness in the underlying business may be partly structural, and have subsequently sold the holding.

TRPA Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 202 bps for the one year ended October 31, 2012. Broadly speaking, stock selection drove relative outperformance, while sector and regional weightings also added value.

At the sector level, strong security choices in the industrials and business services sector was the primary driver of relative outperformance. The Sleeve's position in Experian was one of the strongest performing stocks in the sector due to a strong business structure and solid long-term growth prospects. Stock selection and a significant underweight to the materials sector also proved beneficial. Amcor Limited was the top contributor to relative performance due to its dominant global market position in packaging. Conversely, the financials sector detracted the most from relative performance, due to stock selection and an underweight to the strong-performing sector. Itau Unibanco was the top detractor due to renewed investor concern regarding the bank's upward trend in non-performing loans. Names in the telecommunications sector also detracted from relative returns, with our position in NII Holdings detracting the most due to disappointing earnings results and significantly increased competition.

At the regional level, stock selection in developed Europe drove relative outperformance, led by Anheuser-Busch Inbev. Conversely, holdings in the emerging markets region detracted from relative returns.

Current Strategy and Outlook: Baillie Gifford Sleeve — We always try to acknowledge the risks and uncertainties in the prevailing macroeconomic environment in any period. As usual however, we strive to balance this by focusing our efforts on businesses with long-term opportunities, the outcome of which will be determined more by managements' success with their consumer or business franchises. We continue to believe that we have many opportunities to invest in some businesses which have the potential to generate long term growth.

TRPA Sleeve — Markets generated good gains in recent months, tempering our near-term expectations for equities. Near term, we think the markets could be choppy, vacillating between the support of increased liquidity and low rates and the threat of weak sovereign balance sheets and sluggish global growth. Despite our cautious near-term outlook, we remain optimistic about medium- and long-term prospects, especially in emerging markets. Emerging markets have reasonable valuations and generally carry much less debt than developed countries thanks to conservative fiscal policies. We expect volatility to continue and will use opportunities to add to high-conviction names. Relatively attractive growth companies with healthy balance sheets still provide investment opportunities and many have been overlooked by investors due to risk-averse, yield-seeking behavior. These companies have growth stories that are driven by company-specific attributes, rather than broad, macroeconomic prosperity.

We are leveraging our global research platform to uncover growth opportunities that exist worldwide. Recently, we selectively increased specific holdings in the health care, industrials and business services, telecommunications services, and materials sectors. As always, our focus is on owning what we believe are high-quality growth companies with a competitive advantage in their respective markets, and which generate strong, free cash flow and have seasoned management teams.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

United Kingdom	19.9%
Japan	12.5%
Switzerland	9.7%
Australia	6.2%
Sweden	5.7%
Hong Kong	4.3%
China	4.2%
France	4.1%
Denmark	3.9%
United States	2.9%
Countries between 0.1%-2.8%^	23.7%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 24 countries, which each represents 0.1%-2.8% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012*
(as a percentage of net assets)

Nestle S.A.	2.0%
Roche Holding AG - Genusschein	2.0%
Carlsberg A/S	1.7%
Atlas Copco AB - Class B	1.5%
BHP Billiton PLC	1.5%
Svenska Handelsbanken AB	1.5%
Standard Chartered PLC	1.5%
Cochlear Ltd.	1.4%
Samsung Electronics Co., Ltd. GDR	1.3%
Intertek Group PLC	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

PORTFOLIO MANAGERS' REPORT

ING INTERNATIONAL GROWTH FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 year	Since Inception of Class I January 6, 2011
Class I	8.46%	0.48%
MSCI EAFE® Index	4.61%	(1.02)%
MSCI ACWI ex-USSM	3.98%	(2.29)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING International Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund's performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012. Each Fund's expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Emerging Markets Equity Fund	Beginning Account Value May 01, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 01, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
Class A	$1,000.00	$956.40	1.50%	$7.38	$1,000.00	$1,017.60	1.50%	$7.61
Class B(1)	1,000.00	1,067.70	2.25	6.61	1,000.00	1,013.83	2.25	11.39
Class C	1,000.00	952.50	2.25	11.04	1,000.00	1,013.83	2.25	11.39
Class I	1,000.00	958.30	1.25	6.15	1,000.00	1,018.85	1.25	6.34
Class R	1,000.00	955.10	1.75	8.60	1,000.00	1,016.34	1.75	8.87
Class W	1,000.00	957.40	1.25	6.15	1,000.00	1,018.85	1.25	6.34

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was July 20, 2012. Expenses paid for the actual Fund's return reflect the 104-day period ended October 31, 2012.

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Global Equity Dividend Fund	Beginning Account Value May 01, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 01, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
Class A	$1,000.00	$1,022.00	1.42%	$7.22	$1,000.00	$1,018.00	1.42%	$7.20
Class B	1,000.00	1,018.10	2.17	11.01	1,000.00	1,014.23	2.17	10.99
Class C	1,000.00	1,017.40	2.17	11.00	1,000.00	1,014.23	2.17	10.99
Class I	1,000.00	1,024.40	1.03	5.24	1,000.00	1,019.96	1.03	5.23
Class O	1,000.00	1,022.10	1.42	7.22	1,000.00	1,018.00	1.42	7.20
Class W	1,000.00	1,023.60	1.17	5.95	1,000.00	1,019.25	1.17	5.94
ING Global Natural Resources Fund
Class A	$1,000.00	$971.60	1.56%	$7.73	$1,000.00	$1,017.29	1.56%	$7.91
Class I	1,000.00	975.00	1.17	5.81	1,000.00	1,019.25	1.17	5.94
Class W	1,000.00	973.20	1.31	6.50	1,000.00	1,018.55	1.31	6.65
ING Global Opportunities Fund
Class A	$1,000.00	$987.20	1.50%	$7.49	$1,000.00	$1,017.60	1.50%	$7.61
Class B	1,000.00	983.50	2.25	11.22	1,000.00	1,013.83	2.25	11.39
Class C	1,000.00	983.50	2.25	11.22	1,000.00	1,013.83	2.25	11.39
Class I	1,000.00	989.60	1.05	5.25	1,000.00	1,019.86	1.05	5.33
Class W	1,000.00	988.30	1.25	6.25	1,000.00	1,018.85	1.25	6.34
ING Greater China Fund
Class A	$1,000.00	$1,012.90	2.10%	$10.63	$1,000.00	$1,014.58	2.10%	$10.63
Class B	1,000.00	1,009.00	2.85	14.39	1,000.00	1,010.81	2.85	14.41
Class C	1,000.00	1,009.00	2.85	14.39	1,000.00	1,010.81	2.85	14.41
Class I	1,000.00	1,013.60	1.78	9.01	1,000.00	1,016.19	1.78	9.02
Class O	1,000.00	1,012.40	2.10	10.62	1,000.00	1,014.58	2.10	10.63
Class W	1,000.00	1,014.30	1.85	9.37	1,000.00	1,015.84	1.85	9.37
ING International Core Fund
Class I	$1,000.00	$1,006.50	0.95%	$4.79	$1,000.00	$1,020.36	0.95%	$4.82
Class W(2)	1,000.00	1,029.70	0.95	2.27	1,000.00	1,020.36	0.95	4.82
ING International Growth Fund
Class I	$1,000.00	$1,016.50	0.99%	$5.02	$1,000.00	$1,020.16	0.99%	$5.03

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(2)  Commencement of operations was August 07, 2012. Expenses paid for the actual Fund's return reflect the 86-day period ended October 31, 2012.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, as indicated, of ING Emerging Markets Equity Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, ING Greater China Fund, ING International Core Fund, and ING International Growth Fund, each a series of ING Mutual Funds, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2012

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$229,762,818	$69,343,709	$91,496,747	$45,651,475
Short-term investments at fair value**	5,556,597	1,228,145	2,173,000	1,073,979
Total investments at fair value	$235,319,415	$70,571,854	$93,669,747	$46,725,454
Cash	21,471,566	1,645,363	—	1,811,311
Foreign currencies at value***	3,158,311	—	23,660	123,982
Receivables:
Investments securities sold	7,312,527	6,318	131,000	369,155
Fund shares sold	74,374	3,454	39,928	469
Dividends	260,475	154,993	56,671	67,808
Foreign tax reclaims	—	58,940	4,227	56,829
Prepaid expenses	48,302	29,230	11,191	19,181
Reimbursement due from manager	10,909	10,137	—	17,040
Total assets	267,655,879	72,480,289	93,936,424	49,191,229
LIABILITIES:
Payable for investment securities purchased	27,734,317	6,336	131,000	283,956
Payable for fund shares redeemed	312,648	80,325	137,794	111,654
Payable upon receipt of securities loaned	5,556,597	1,228,145	—	1,073,979
Payable for investment management fees	181,261	42,599	71,541	37,345
Payable for administrative fees	17,851	6,085	8,127	4,150
Payable for shareholder service and distribution fees	19,761	29,179	19,113	24,068
Payable to custodian due to foreign currency overdraft****	—	24,298	—	—
Payable for trustee fees	508	374	518	274
Other accrued expenses and liabilities	154,244	109,066	93,442	140,361
Total liabilities	33,977,187	1,526,407	461,535	1,675,787
NET ASSETS	$233,678,692	$70,953,882	$93,474,889	$47,515,442
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$299,431,754	$151,494,093	$101,351,529	$154,032,162
Undistributed (distributions in excess of) net investment income	340,605	(3,267)	87,523	106,650
Accumulated net realized loss	(67,328,003)	(81,837,995)	(17,802,162)	(110,002,581)
Net unrealized appreciation	1,234,336	1,301,051	9,837,999	3,379,211
NET ASSETS	$233,678,692	$70,953,882	$93,474,889	$47,515,442
+ Including securities loaned at value	$5,386,535	$1,187,689	$—	$1,033,126
* Cost of investments in securities	$228,507,854	$68,038,384	$81,658,591	$42,267,550
** Cost of short-term investments	$5,556,597	$1,228,145	$2,173,000	$1,073,979
*** Cost of foreign currencies	$3,153,768	$—	$23,704	$123,644
**** Cost of foreign currency overdraft	$—	$24,472	$—	$—

See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund
Class A:
Net assets	$53,277,612	$30,216,524	$87,915,618	$23,027,400
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,954,331	2,827,481	9,877,122	1,661,010
Net asset value and redemption price per share	$10.75	$10.69	$8.90	$13.86
Maximum offering price per share (5.75%)(1)	$11.41	$11.34	$9.44	$14.71
Class B:
Net assets	$1,145,379	$4,062,307	n/a	$2,691,056
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$—	$—	n/a	$—
Shares outstanding	106,861	381,017	n/a	204,639
Net asset value and redemption price per share†	$10.72	$10.66	n/a	$13.15
Class C:
Net assets	$8,663,666	$18,932,288	n/a	$19,123,987
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$—	$—	n/a	$—
Shares outstanding	808,155	1,782,089	n/a	1,453,981
Net asset value and redemption price per share†	$10.72	$10.62	n/a	$13.15
Class I:
Net assets	$162,830,219	$2,928,549	$4,459,360	$2,562,214
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	15,109,548	273,617	496,823	180,049
Net asset value and redemption price per share	$10.78	$10.70	$8.98	$14.23
Class O:
Net assets	n/a	$13,617,947	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	1,276,758	n/a	n/a
Net asset value and redemption price per share	n/a	$10.67	n/a	n/a
Class R:
Net assets	$3,236	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	301	n/a	n/a	n/a
Net asset value and redemption price per share	$10.75	n/a	n/a	n/a
Class W:
Net assets	$7,758,580	$1,196,267	$1,099,911	$110,785
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	720,286	101,904	97,594	7,275
Net asset value and redemption price per share	$10.77	$11.74	$11.27	$15.23

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING Greater China Fund	ING International Core Fund	ING International Growth Fund
ASSETS:
Investments in securities at fair value+*	$28,293,907	$391,331,117	$159,797,269
Short-term investments at fair value**	—	54,026,593	11,865,472
Total investments at fair value	$28,293,907	$445,357,710	$171,662,741
Cash	404,475	222,257	16,425,270
Foreign currencies at value***	2,010	144,266	556,493
Receivables:
Investments securities sold	—	7,421,398	14,411,446
Fund shares sold	12,048	68,650	15,213
Dividends	2,142	572,866	250,236
Foreign tax reclaims	—	436,612	162,342
Unrealized appreciation on forward foreign currency contracts	—	176,877	—
Prepaid expenses	12,552	4,033	6,999
Reimbursement due from manager	5,159	—	469
Total assets	28,732,293	454,404,669	203,491,209
LIABILITIES:
Payable for investment securities purchased	—	43,294,761	36,070,301
Payable for fund shares redeemed	31,385	454,002	198,618
Payable upon receipt of securities loaned	—	—	2,413,871
Unrealized depreciation on forward foreign currency contracts	—	60,654	—
Payable for investment management fees	28,001	240,000	89,746
Payable for administrative fees	2,435	30,714	11,966
Payable for shareholder service and distribution fees	8,584	—	—
Payable for trustee fees	153	1,735	725
Other accrued expenses and liabilities	61,255	193,152	103,632
Total liabilities	131,813	44,275,018	38,888,859
NET ASSETS	$28,600,480	$410,129,651	$164,602,350
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$26,465,465	$427,092,305	$166,047,129
Undistributed net investment income	381,299	5,229,836	2,647,804
Accumulated net realized loss	(2,637,092)	(35,653,876)	(9,263,117)
Net unrealized appreciation	4,390,808	13,461,386	5,170,534
NET ASSETS	$28,600,480	$410,129,651	$164,602,350
+ Including securities loaned at value	$—	$—	$2,301,317
* Cost of investments in securities	$23,903,102	$378,015,674	$154,573,453
** Cost of short-term investments	$—	$54,026,593	$11,865,472
*** Cost of foreign currencies	$2,008	$144,266	$555,957

See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING Greater China Fund	ING International Core Fund	ING International Growth Fund
Class A:
Net assets	$18,356,402	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,234,807	n/a	n/a
Net asset value and redemption price per share	$14.87	n/a	n/a
Maximum offering price per share (5.75%)(1)	$15.78	n/a	n/a
Class B:
Net assets	$1,429,180	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	98,258	n/a	n/a
Net asset value and redemption price per share	$14.55	n/a	n/a
Class C:
Net assets	$2,973,670	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	204,401	n/a	n/a
Net asset value and redemption price per share	$14.55	n/a	n/a
Class I:
Net assets	$1,645,237	$405,162,536	$164,602,350
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	110,054	43,311,355	16,671,897
Net asset value and redemption price per share	$14.95	$9.35	$9.87
Class O:
Net assets	$4,174,907	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	283,173	n/a	n/a
Net asset value and redemption price per share	$14.74	n/a	n/a
Class W:
Net assets	$21,084	$4,967,115	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	1,411	531,158	n/a
Net asset value and redemption price per share	$14.94	$9.35	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,428,427	$2,703,178	$1,758,572	$1,096,275
Interest	—	2,207	—	—
Securities lending income, net	20,139	23,798	—	40,380
Total investment income	2,448,566	2,729,183	1,758,572	1,136,655
EXPENSES:
Investment management fees	1,008,227	523,027	902,579	493,788
Distribution and service fees:
Class A	37,028	79,082	242,793	65,579
Class B	3,252	49,541	—	34,685
Class C	24,482	201,694	—	217,515
Class O	—	33,725	—	—
Class R	14	—	—	—
Transfer agent fees:
Class A	1,005	63,702	190,374	54,236
Class B	15	9,777	—	7,298
Class C	166	40,439	—	44,960
Class I	5,044	1,732	2,735	3,357
Class O	—	27,375	—	—
Class R	3	—	—	—
Class W	305	2,821	3,241	185
Administrative service fees	100,821	74,717	103,676	54,864
Shareholder reporting expense	37,801	30,230	29,484	30,660
Registration fees	101,326	83,698	50,537	71,318
Professional fees	43,666	12,793	22,336	37,428
Custody and accounting expense	128,972	47,677	29,793	44,009
Trustee fees	3,049	2,242	3,110	1,646
Offering expense	75,399	—	—	—
Miscellaneous expense	16,047	9,991	11,812	9,148
Interest expense	427	59	144	544
Overdraft expense	—	12,855	—	—
Total expenses	1,587,049	1,307,177	1,592,614	1,171,220
Net waived and reimbursed fees	(270,828)	(76,836)	—	(173,194)
Net expenses	1,316,221	1,230,341	1,592,614	998,026
Net investment income	1,132,345	1,498,842	165,958	138,629
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,306,138	1,961,362	(1,244,326)	3,062,684
Foreign currency related transactions	(181,224)	(104,312)	8,929	(40,850)
Futures	289,074	—	—	—
Net realized gain (loss)	3,413,988	1,857,050	(1,235,397)	3,021,834
Net change in unrealized appreciation (depreciation) on:
Investments	(4,599,588)	2,704,518	(5,076,320)	(820,133)
Foreign currency related transactions	(34,994)	(25,531)	(5,006)	(2,422)
Futures	(419,911)	—	—	—
Net change in unrealized appreciation (depreciation)	(5,054,493)	2,678,987	(5,081,326)	(822,555)
Net realized and unrealized gain (loss)	(1,640,505)	4,536,037	(6,316,723)	2,199,279
Increase (decrease) in net assets resulting from operations	$(508,160)	$6,034,879	$(6,150,765)	$2,337,908
* Foreign taxes withheld	$261,965	$161,620	$78,438	$104,331

See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING Greater China Fund	ING International Core Fund	ING International Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$852,732	$8,293,373	$3,902,920
Interest, net of foreign taxes withheld*	1,430	—	—
Securities lending income, net	—	—	101,338
Total investment income	854,162	8,293,373	4,004,258
EXPENSES:
Investment management fees	350,660	2,586,058	1,087,928
Distribution and service fees:
Class A	47,900	—	—
Class B	16,266	—	—
Class C	32,208	—	—
Class O	10,911	—	—
Transfer agent fees:
Class A	48,025	—	—
Class B	4,102	—	—
Class C	8,223	—	—
Class I	3,968	1,416	273
Class O	10,929	—	—
Class W	11	9	—
Administrative service fees	30,491	344,803	145,055
Shareholder reporting expense	13,652	28,557	19,882
Registration fees	88,186	26,396	36,168
Professional fees	20,479	55,988	26,754
Custody and accounting expense	67,255	341,461	138,453
Trustee fees	915	10,413	4,352
Offering expense	—	18,540	12,116
Miscellaneous expense	6,944	25,799	7,956
Interest expense	22	474	112
Total expenses	761,147	3,439,914	1,479,049
Net waived and reimbursed fees	(91,334)	(158,934)	(40,737)
Brokerage commission recapture	—	(13,243)	(420)
Net expenses	669,813	3,267,737	1,437,892
Net investment income	184,349	5,025,636	2,566,366
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,179,828)	(14,358,829)	(8,987,672)
Foreign currency related transactions	(7,729)	851,226	(43,066)
Net realized loss	(1,187,557)	(13,507,603)	(9,030,738)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	2,233,765	33,994,778	19,293,819
Foreign currency related transactions	11	(132,826)	(47,831)
Net change in unrealized appreciation (depreciation)	2,233,776	33,861,952	19,245,988
Net realized and unrealized gain	1,046,219	20,354,349	10,215,250
Increase in net assets resulting from operations	$1,230,568	$25,379,985	$12,781,616
* Foreign taxes withheld	$101,338	$726,482	$265,748
# Foreign taxes accrued on Indian investments	$—	$60,455	$—

See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Markets Equity Fund		ING Global Equity Dividend Fund
	Year Ended October 31, 2012	October 11, 2011(1) to October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$1,132,345	$28,875	$1,498,842	$2,570,973
Net realized gain	3,413,988	8,717	1,857,050	10,591,735
Net change in unrealized appreciation (depreciation)	(5,054,493)	6,288,829	2,678,987	(10,445,478)
Increase (decrease) in net assets resulting from operations	(508,160)	6,326,421	6,034,879	2,717,230
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,484)	—	(731,970)	(874,518)
Class B	—	—	(75,586)	(119,042)
Class C	(19)	—	(323,124)	(405,823)
Class I	(576,232)	—	(82,412)	(183,379)
Class O	—	—	(315,370)	(333,562)
Class R	(25)	—	—	—
Class W	(34,485)	—	(31,806)	(177,709)
Net realized gains:
Class A	(97)	—	—	—
Class C	(15)	—	—	—
Class I	(412,144)	—	—	—
Class R	(15)	—	—	—
Class W	(30)	—	—	—
Total distributions	(1,024,546)	—	(1,560,268)	(2,094,033)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,570,171	86,370,258	7,101,717	16,908,904
Proceeds from shares issued in merger (Note 11)	69,657,533	—	—	—
Reinvestment of distributions	1,024,443	—	922,243	1,331,676
	211,252,147	86,370,258	8,023,960	18,240,580
Cost of shares redeemed	(66,295,210)	(2,442,218)	(21,543,399)	(86,143,790)
Net increase (decrease) in net assets resulting from capital share transactions	144,956,937	83,928,040	(13,519,439)	(67,903,210)
Net increase (decrease) in net assets	143,424,231	90,254,461	(9,044,828)	(67,280,013)
NET ASSETS:
Beginning of year or period	90,254,461	—	79,998,710	147,278,723
End of year or period	$233,678,692	$90,254,461	$70,953,882	$79,998,710
Undistributed (distributions in excess of) net investment income at end of year or period	$340,605	$—	$(3,267)	$142,765

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements
27

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Natural Resources Fund		ING Global Opportunities Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$165,958	$(7,619)	$138,629	$(175,281)
Net realized gain (loss)	(1,235,397)	7,013,328	3,021,834	14,706,708
Net change in unrealized (depreciation)	(5,081,326)	(823,473)	(822,555)	(15,687,588)
Increase (decrease) in net assets resulting from operations	(6,150,765)	6,182,236	2,337,908	(1,156,161)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(148,637)	(48,857)	—	(1,182,323)
Class B	—	—	—	(118,277)
Class C	—	—	—	(655,582)
Class I	(8,099)	(4,269)	—	(248,370)
Class W	(1,999)	(286)	—	(5,789)
Total distributions	(158,735)	(53,412)	—	(2,210,341)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,727,606	25,951,963	3,244,895	8,643,382
Payment from distribution/payment by affiliate	72,582	—	—	—
Reinvestment of distributions	136,580	45,055	—	1,766,239
	8,936,768	25,997,018	3,244,895	10,409,621
Cost of shares redeemed	(22,216,772)	(23,993,332)	(23,631,353)	(66,323,076)
Net increase (decrease) in net assets resulting from capital share transactions	(13,280,004)	2,003,686	(20,386,458)	(55,913,455)
Net increase (decrease) in net assets	(19,589,504)	8,132,510	(18,048,550)	(59,279,957)
NET ASSETS:
Beginning of year or period	113,064,393	104,931,883	65,563,992	124,843,949
End of year or period	$93,474,889	$113,064,393	$47,515,442	$65,563,992
Undistributed (distributions in excess of) net investment income at end of year or period	$87,523	$(1,076)	$106,650	$223

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	ING Greater China Fund		ING International Core Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	February 8, 2011(1) to October 31, 2011
FROM OPERATIONS:
Net investment income	$184,349	$81,193	$5,025,636	$3,449,116
Net realized gain (loss)	(1,187,557)	2,278,877	(13,507,603)	(22,238,217)
Net change in unrealized appreciation (depreciation)	2,233,776	(7,368,825)	33,861,952	(20,400,566)
Increase (decrease) in net assets resulting from operations	1,230,568	(5,008,755)	25,379,985	(39,189,667)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(325,406)	—	—
Class B	—	(12,309)	—	—
Class C	—	(29,517)	—	—
Class I	—	(33,759)	(3,175,306)	—
Class O	—	(55,567)	—	—
Total distributions	—	(456,558)	(3,175,306)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,822,524	9,633,718	145,545,646	448,417,065
Reinvestment of distributions	—	354,275	3,175,306	—
	5,822,524	9,987,993	148,720,952	448,417,065
Cost of shares redeemed	(12,341,810)	(15,867,785)	(110,409,433)	(59,613,945)
Net increase (decrease) in net assets resulting from capital share transactions	(6,519,286)	(5,879,792)	38,311,519	388,803,120
Net increase (decrease) in net assets	(5,288,718)	(11,345,105)	60,516,198	349,613,453
NET ASSETS:
Beginning of year or period	33,889,198	45,234,303	349,613,453	—
End of year or period	$28,600,480	$33,889,198	$410,129,651	$349,613,453
Undistributed (distributions in excess of) net investment income at end of year or period	$381,299	$(462)	$5,229,836	$2,528,280

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Growth Fund
	Year Ended October 31, 2012	January 6, 2011(1) to October 31, 2011
FROM OPERATIONS:
Net investment income	$2,566,366	$2,459,539
Net realized gain (loss)	(9,030,738)	420,453
Net change in unrealized appreciation (depreciation)	19,245,988	(14,075,454)
Increase (decrease) in net assets resulting from operations	12,781,616	(11,195,462)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,431,169)	—
Net realized gains	(618,543)	—
Total distributions	(3,049,712)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	49,832,163	199,737,196
Reinvestment of distributions	3,049,712	—
	52,881,875	199,737,196
Cost of shares redeemed	(48,243,135)	(38,310,028)
Net increase in net assets resulting from capital share transactions	4,638,740	161,427,168
Net increase in net assets	14,370,644	150,231,706
NET ASSETS:
Beginning of year or period	150,231,706	—
End of year or period	$164,602,350	$150,231,706
Undistributed net investment income at end of year or period	$2,647,804	$2,392,205

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements
30

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Emerging Markets Equity Fund
Class A
10-31-12	10.74	0.11	•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
07-20-12(4) -10-31-12	10.04	0.01		0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
10-31-12	10.73	0.03	•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) -10-31-11	10.00	0.00	*	0.73	0.73	—	—	—	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
10-31-12	10.74	0.12	•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
10-31-12	10.74	0.10		0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
10-31-12	10.74	0.18	•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
ING Global Equity Dividend Fund
Class A
10-31-12	10.05	0.24		0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25	—	—	0.25	—	10.05	(0.16)	1.42	1.40	1.40	2.67	33,494	83
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—	0.25	—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	9.41	10.41	1.54	1.40	1.40	3.24	46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	8.77	(40.84)	1.42	1.41	1.41	3.85	63,134	46
Class B
10-31-12	10.03	0.15	•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16	—	—	0.16	—	10.03	(0.86)	2.17	2.15	2.15	1.87	6,108	83
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—	0.17	—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	9.38	9.60	2.29	2.15	2.15	2.48	16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	8.74	(41.32)	2.17	2.16	2.16	3.11	21,311	46
Class C
10-31-12	10.00	0.16		0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17	—	—	0.17	—	10.00	(0.91)	2.17	2.15	2.15	1.94	21,985	83
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—	0.18	—	10.26	11.66	2.13	2.15	2.15	1.92	28,635	58
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	9.36	9.63	2.29	2.15	2.15	2.48	37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	8.72	(41.29)	2.17	2.16	2.16	3.13	48,567	46
Class I
10-31-12	10.06	0.27		0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29	—	—	0.29	—	10.06	0.21	1.03	1.01	1.01	3.21	3,261	83
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—	0.29	—	10.32	12.90	0.99	1.01	1.01	2.80	12,390	58
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02	0.28	—	9.42	10.92	1.07	0.93	0.93	3.61	1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	8.78	(40.49)	1.07	1.06	1.06	3.16	1,207	46
Class O
10-31-12	10.03	0.23		0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25	—	—	0.25	—	10.03	(0.16)	1.42	1.40	1.40	2.68	13,358	83
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—	0.26	—	10.29	12.41	1.38	1.40	1.40	2.65	14,721	58
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	9.40	10.41	1.54	1.40	1.40	3.18	14,920	93
10-31-08	16.83	0.51	•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	8.76	(40.83)	1.42	1.41	1.41	3.95	14,695	46
Class W
10-31-12	11.01	0.29	•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25	—	—	0.25	—	11.01	0.00	1.17	1.15	1.15	1.98	1,792	83
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—	0.28	—	11.26	12.79	1.13	1.15	1.15	2.87	37,819	58
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02	0.28	—	10.25	10.92	1.07	0.93	0.93	2.68	21,321	93
02-12-08(4) -10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	9.53	(31.78)	1.07	1.06	1.06	3.38	70	46

See Accompanying Notes to Financial Statements
31

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Global Natural Resources Fund
Class A
10-31-12	9.39	0.01		(0.50)	(0.49)	0.01	—	—	0.01	0.01	8.90	(5.08	)(a)	1.56	1.56		1.56		0.14		87,916	44
10-31-11	8.81	(0.00	)*	0.59	0.58	0.00 *	—	—	0.00 *	—	9.39	6.63		1.46	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—	0.02	—	8.81	12.99		1.53	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	7.82	24.38		1.64	1.64	†	1.64	†	0.45	†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	6.74	(41.12)		1.46	1.46	†	1.46	†	0.37	†	83,713	116
Class I
10-31-12	9.43	0.05		(0.49)	(0.44)	0.02	—	—	0.02	0.01	8.98	(4.60	)(a)	1.17	1.17		1.17		0.50		4,459	44
10-31-11	8.82	0.03		0.59	0.62	0.01	—	—	0.01	—	9.43	7.04		1.13	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—	0.06	—	8.82	13.43		1.11	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—	0.49	—	7.83	25.10		1.19	1.19	†	1.19	†	0.68	†	510	81
10-31-08	14.19	0.12	•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	6.75	(40.87)		1.11	1.11	†	1.11	†	1.04	†	1	116
Class W
10-31-12	11.86	0.05	•	(0.63)	(0.58)	0.02	—	—	0.02	0.01	11.27	(4.84	)(a)	1.31	1.31		1.31		0.39		1,100	44
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—	0.01	—	11.86	6.91		1.20	1.20	†	1.20	†	0.21	†	1,741	73
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	11.10	13.17		1.28	1.28	†	1.28	†	0.36	†	378	57
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—	0.49	—	9.86	24.84		1.19	1.19	†	1.19	†	0.64	†	186	81
02-12-08(4) -10-31-08	12.84	0.03	•	(4.48)	(4.45)	—	—	—	—	—	8.39	(34.66)		1.11	1.11	†	1.11	†	38.00	†	27	116
ING Global Opportunities Fund
Class A
10-31-12	13.21	0.09		0.56	0.65	—	—	—	—	—	13.86	4.92		1.81	1.50		1.50		0.57		23,027	35
10-31-11	14.07	0.02		(0.56)	(0.54)	0.32	—	—	0.32	—	13.21	(3.96)		1.71	1.50		1.50		0.13		30,587	67
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—	—	—	14.07	9.49		1.84	1.63		1.63		0.39		55,541	156
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—	0.45	—	12.85	14.38		1.78	1.70	†	1.70	†	1.13	†	93,829	176
10-31-08	23.54	0.18	•	(10.65)	(10.47)	—	1.39	—	1.39	—	11.68	(47.01)		1.61	1.60	†	1.60	†	0.93	†	151,246	116
Class B
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—	—	—	13.15	4.20		2.56	2.25		2.25		(0.20)		2,691	35
10-31-11	13.44	(0.09	)•	(0.53)	(0.62)	0.19	—	—	0.19	—	12.62	(4.78)		2.47	2.26		2.26		(0.63)		4,793	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	13.44	8.74		2.59	2.38		2.38		(0.35)		9,094	156
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—	0.30	—	12.36	13.42		2.53	2.45	†	2.45	†	0.38	†	14,077	176
10-31-08	22.78	0.02	•	(10.22)	(10.20)	—	1.39	—	1.39	—	11.19	(47.42)		2.36	2.35	†	2.35	†	1.10	†	18,831	116
Class C
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—	—	—	13.15	4.20		2.56	2.25		2.25		(0.18)		19,124	35
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.76)		2.47	2.26		2.26		(0.63)		25,973	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	13.44	8.74		2.59	2.38		2.38		(0.35)		49,256	156
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—	—	0.32	—	12.36	13.43		2.53	2.45	†	2.45	†	0.38	†	76,677	176
10-31-08	22.81	0.03	•	(10.24)	(10.21)	—	1.39	—	1.39	—	11.21	(47.40)		2.36	2.35	†	2.35	†	0.14	†	102,274	116
Class I
10-31-12	13.50	0.14	•	0.59	0.73	—	—	—	—	—	14.23	5.41		1.45	1.05		1.05		1.01		2,562	35
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.40	—	—	0.40	—	13.50	(3.55)		1.41	1.06		1.06		0.59		4,117	67
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—	—	—	14.38	9.94		1.38	1.31		1.31		0.94		9,467	156
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—	0.54	—	13.08	14.82		1.33	1.31	†	1.31	†	1.44	†	65,256	176
10-31-08	23.91	0.24	•	(10.84)	(10.60)	—	1.39	—	1.39	—	11.92	(46.82)		1.28	1.27	†	1.27	†	1.26	†	68,020	116
Class W
10-31-12	14.47	0.09		0.67	0.76	—	—	—	—	—	15.23	5.25		1.56	1.25		1.25		0.67		111	35
10-31-11	15.36	0.02	•	(0.61)	(0.59)	0.30	—	—	0.30	—	14.47	(3.94)		1.50	1.29		1.29		0.17		94	67
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—	—	—	15.36	9.87		1.59	1.38		1.38		0.68		1,486	156
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—	—	0.54	—	13.98	14.79		1.33	1.31	†	1.31	†	1.47	†	566	176
02-12-08(4) -10-31-08	20.48	0.27	•	(8.04)	(7.77)	—	—	—	—	—	12.71	(37.94)		1.28	1.27	†	1.27	†	2.03	†	296	116
ING Greater China Fund
Class A
10-31-12	14.19	0.11		0.57	0.68	—	—	—	—	—	14.87	4.79		2.40	2.10		2.10		0.73		18,356	51
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—	—	0.18	—	14.19	(12.53)		2.11	2.10		2.10		0.29		21,370	129
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—	—	0.21	—	16.40	16.49		2.11	2.10		2.10		0.27		29,947	90
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60	—	0.81	—	14.28	67.10		2.29	2.11		2.11		0.58		32,860	134
10-31-08	24.43	0.05	•	(13.12)	(13.07)	0.06	2.06	—	2.12	—	9.24	(57.63)		1.96	1.96		1.96		0.32		20,481	159

See Accompanying Notes to Financial Statements
32

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Greater China Fund (continued)
Class B
10-31-12	13.99	(0.00	)*	0.56	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—	—	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—	—	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60	—	0.66	—	14.11	65.73	3.04	2.86	2.86	(0.29)	3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06	—	2.06	—	9.08	(57.95)	2.71	2.71	2.71	(0.33)	1,901	159
Class C
10-31-12	13.99	(0.02)		0.58	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—	—	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—	—	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60	—	0.65	—	14.15	65.77	3.04	2.86	2.86	(0.15)	6,182	134
10-31-08	24.16	(0.09	)•	(12.92)	(13.01)	—	2.06	—	2.06	—	9.09	(57.94)	2.71	2.71	2.71	(0.52)	2,694	159
Class I
10-31-12	14.23	0.11	•	0.61	0.72	—	—	—	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60	—	0.88	—	14.31	67.79	1.86	1.68	1.68	1.48	690	134
10-31-08	24.46	0.16	•	(13.18)	(13.02)	0.10	2.06	—	2.16	—	9.28	(57.42)	1.70	1.70	1.70	1.02	39	159
Class O
10-31-12	14.07	0.12		0.55	0.67	—	—	—	—	—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19	—	—	0.19	—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—	—	0.23	—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60	—	0.88	—	14.19	66.79	2.29	2.11	2.11	0.85	2,966	134
06-04-08(4) -10-31-08	16.83	0.11	•	(7.68)	(7.57)	—	—	—	—	—	9.26	(44.98)	1.96	1.96	1.96	2.23	206	159
Class W
10-31-12	14.23	0.10	•	0.61	0.71	—	—	—	—	—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) -10-31-11	15.51	0.02		(1.30)	(1.28)	0.00 *	—	—	0.00 *	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
ING International Core Fund
Class I
10-31-12	8.83	0.12		0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) -10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
Class W
08-07-12(4) -10-31-12	9.08	0.01	•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
ING International Growth Fund
Class I
10-31-12	9.30	0.15		0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) -10-31-11	10.00	0.15		(0.85)	(0.70)	—	—	—	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(a)  Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Natural Resources would have been (5.14)%, (4.67)% and (4.90)% on Classes A, I and W, respectively.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
33

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012

NOTE 1 — ORGANIZATION

ING Mutual Funds ("IMF") is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a "Fund" and collectively, the "Funds"): Emerging Markets Equity, Global Equity Dividend, Global Natural Resources, Global Opportunities, Greater China, International Core and International Growth. The investment objective of each Fund is described in the Funds' prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Trustees ("Board") in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value ("NAV") may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public

34

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

trading in similar securities of the issuer or comparable companies' securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds' valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the

35

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

36

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc.

("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of October 31, 2012, the maximum amount of loss that International Core would incur if the counterparties to its derivative transactions failed to perform would be $176,877, which represents the unrealized appreciation on forward foreign currency contracts. No collateral was pledged by any counterparty to the above Fund as of October 31, 2012.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund's net assets and or a percentage decrease in a Fund's NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

International Core had a liability position of $60,654 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2012, International Core could have been required to pay this amount in cash to its counterparties.

37

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2012, International Core and International Growth had average contract amounts on forward foreign currency contracts to buy of $1,556,637 and $53,040, respectively. In addition to the above, International Core had average contract amounts on forward foreign currency contract to sell of $11,019,937. The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2012 for International Core. International Growth did not have any open forward foreign currency contracts at October 31, 2012.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2012, Emerging Markets Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2012, Emerging Markets Equity had an average notional value of $1,714,168 on futures contracts purchased. There were no open futures contracts at October 31, 2012.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

38

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Markets Equity	$158,961,512	$83,750,890
Global Equity Dividend	47,647,842	60,449,929
Global Natural Resources	44,341,843	57,415,910
Global Opportunities	19,067,334	42,533,683
Greater China	15,276,895	21,388,474
International Core	269,379,653	236,293,822
International Growth	60,818,469	60,169,775

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement ("Management Agreements") with ING Investments, LLC ("ING Investments" or "Investment Adviser"). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Emerging Markets Equity	1.00%
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
International Core	0.75%
International Growth	0.75%

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Management Company
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co. LLC*
Global Opportunities	ING Investment Management Advisors B.V.*

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NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Fund	Sub-Adviser
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
International Core	Thornburg Investment Management, Inc. and Wellington Management Company, LLP
International Growth	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

ING Investments Distributor, LLC ("IID" or "Distributor") is the principal underwriter for each Fund. The Investment Adviser, ING IM, ING Investment Management Advisors B.V., ING Investment Management Asia Pacific (Hong Kong) Limited, the Distributor and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Funds' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A
Greater China	0.25%	1.00%	1.00%	0.25%	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon

40

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

certain redemptions for Class A and Class C shares. For the year ended October 31, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity	$416	$—
Global Equity Dividend	4,503	—
Global Natural Resources	11,733	—
Global Opportunities	1,320	—
Greater China	5,714	—
Contingent Deferred Sales Charges:
Emerging Markets Equity	$—	$36
Global Equity Dividend	—	365
Global Opportunities	—	467
Greater China	—	102

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Emerging Markets Equity	5.78%
ING Direct Investing, Inc.	Global Equity Dividend	18.61%
	Greater China	14.66%
ING Diversified International Fund	Emerging Markets Equity	6.22%
	International Core	9.48%
	International Growth	11.79%
ING Solution 2015 Portfolio	International Core	7.43%
	International Growth	9.24%
ING Solution 2025 Portfolio	Emerging Markets Equity	10.56%
	International Core	15.46%
	International Growth	23.07%
ING Solution 2035 Portfolio	Emerging Markets Equity	18.58%
	International Core	26.91%
	International Growth	20.09%
ING Solution 2045 Portfolio	Emerging Markets Equity	12.17%
	International Core	17.66%
	International Growth	17.58%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds' portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2012, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Global Natural Resources	Postage	$30,529
	Transfer Agent	35,786
Greater China	Custody	16,372
	Transfer Agent	22,020

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
Greater China	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
International Growth	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above, except in the case of Greater China which will no longer have an expense limit. There is no guarantee that these side agreements will

41

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

continue. Each side agreement will only renew if ING Investments elects to renew it.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%
Global Natural Resources(1)(2)	1.60%	N/A	N/A	1.35%	N/A	N/A	1.35%
Global Opportunities	1.50%	2.25%	2.25%	1.05%	N/A	N/A	1.25%
Greater China(1)	2.10%	2.85%	2.85%	1.85%	2.10%	N/A	1.85%

(1)  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)  Prior to January 1, 2012, pursuant to a side agreement, the expense limits were 1.85%, 1.60% and 1.60% for Class A, I and W shares, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2013	2014	2015	Total
Emerging Markets Equity	$—	$12,272	$270,828	$283,100
Global Equity Dividend	—	18,968	76,836	95,804
Global Opportunities	—	198,874	170,306	369,180
International Core	—	111,853	158,934	270,787
International Growth	—	97,201	40,737	137,938

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2012, are as follows:

	October 31,
	2013	2014	2015	Total
Global Opportunities
Class A	$50,223	$—	$—	$50,223
Class B	8,058	—	—	8,058
Class C	43,870	—	—	43,870
Class I	—	9,671	2,888	12,559
Class W	1,125	—	—	1,125

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Markets Equity	11	$1,225,455	1.16%
Global Equity Dividend	3	550,000	1.30%
Global Natural Resources	4	1,055,000	1.25%
Global Opportunities	29	572,414	1.20%
Greater China	1	665,000	1.23%
International Core	3	4,410,000	1.31%
International Growth	1	3,145,000	1.30%

42

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity
Class A
10/31/12	122,810	5,026,474	156	(197,073)	4,952,367	2,020,857	50,495,966	1,566	(2,091,944)	50,426,445
10/11/11(1) - 10/31/11	1,965	—	—	(1)	1,964	19,841	—	—	(10)	19,831
Class B
7/20/12(1) - 10/31/12	1	118,037	—	(11,177)	106,861	258,860	1,184,547	—	(117,345)	1,326,062
Class C
10/31/12	18,287	862,928	—	(73,361)	807,854	(1,566,879)	8,659,945	2	(781,648)	6,311,420
10/11/11(1) - 10/31/11	302	—	—	(1)	301	3,020	—	—	(10)	3,010
Class I
10/31/12	11,915,569	652,050	98,348	(5,956,909)	6,709,058	136,997,794	6,556,812	988,376	(62,754,671)	81,788,311
10/11/11(1) - 10/31/11	8,629,474	—	—	(228,984)	8,400,490	86,341,357	—	—	(2,442,178)	83,899,179
Class R
10/31/12	—	—	—	—	—	—	—	—	—	—
10/11/11(1) - 10/31/11	302	—	—	(1)	301	3,020	—	—	(10)	3,010
Class W
10/31/12	492,866	274,611	3,419	(50,911)	719,985	2,859,539	2,760,263	34,499	(549,602)	5,104,699
10/11/11(1) - 10/31/11	302	—	—	(1)	301	3,020	—	—	(10)	3,010
Global Equity Dividend
Class A
10/31/12	304,840	—	56,831	(866,090)	(504,419)	3,116,452	—	590,550	(8,879,731)	(5,172,729)
10/31/11	500,530	—	69,470	(1,359,857)	(789,857)	5,322,885	—	714,783	(14,359,575)	(8,321,907)
Class B
10/31/12	13,245	—	5,424	(246,742)	(228,073)	134,308	—	56,145	(2,527,257)	(2,336,804)
10/31/11	9,268	—	8,456	(498,877)	(481,153)	96,524	—	87,101	(5,286,367)	(5,102,742)
Class C
10/31/12	135,028	—	18,858	(570,747)	(416,861)	1,366,453	—	194,704	(5,822,406)	(4,261,249)
10/31/11	214,192	—	24,967	(832,092)	(592,933)	2,264,204	—	255,463	(8,619,469)	(6,099,802)
Class I
10/31/12	69,548	—	4,109	(124,058)	(50,401)	708,725	—	42,735	(1,273,446)	(521,986)
10/31/11	297,406	—	11,881	(1,185,723)	(876,436)	3,207,782	—	125,874	(13,016,981)	(9,683,325)
Class O
10/31/12	166,665	—	1,001	(222,280)	(54,614)	1,715,597	—	10,384	(2,296,107)	(570,126)
10/31/11	182,639	—	1,235	(282,490)	(98,616)	1,915,918	—	12,673	(2,974,561)	(1,045,970)
Class W
10/31/12	5,261	—	2,432	(68,537)	(60,844)	60,182	—	27,725	(744,452)	(656,545)
10/31/11	360,187	—	11,903	(3,567,775)	(3,195,685)	4,101,591	—	135,782	(41,886,837)	(37,649,464)
Global Natural Resources
Class A
10/31/12	613,926	—	14,824	(2,081,671)	(1,452,921)	5,732,726	—	130,898	(18,501,739)	(12,569,739)
10/31/11	1,896,425	—	4,458	(2,102,330)	(201,447)	19,501,873	—	43,516	(21,032,478)	(1,487,089)
Class I
10/31/12	171,767	—	415	(201,436)	(29,254)	1,572,096	—	3,684	(1,814,075)	(235,142)
10/31/11	346,115	—	128	(157,521)	188,722	3,455,433	—	1,253	(1,568,677)	1,888,009
Class W
10/31/12	122,563	—	179	(171,950)	(49,208)	1,422,784	—	1,998	(1,900,958)	(475,123)
10/31/11	219,268	—	23	(106,544)	112,747	2,994,657	—	286	(1,392,177)	1,602,766
Global Opportunities
Class A
10/31/12	168,170	—	—	(823,168)	(654,998)	2,273,339	—	—	(10,990,634)	(8,717,295)
10/31/11	394,079	—	74,951	(2,099,213)	(1,630,183)	5,729,924	—	1,058,855	(29,965,774)	(23,176,995)
Class B
10/31/12	94	—	—	(175,197)	(175,103)	1,233	—	—	(2,243,768)	(2,242,535)
10/31/11	1,629	—	6,844	(305,512)	(297,039)	22,273	—	92,973	(4,201,481)	(4,086,235)

(1) Commencement of operations

43

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Opportunities (continued)
Class C
10/31/12	30,812	—	—	(634,283)	(603,471)	381,928	—	—	(8,068,028)	(7,686,100)
10/31/11	44,579	—	36,650	(1,688,401)	(1,607,172)	615,566	—	497,929	(23,236,007)	(22,122,512)
Class I
10/31/12	40,851	—	—	(165,820)	(124,969)	534,384	—	—	(2,287,566)	(1,753,182)
10/31/11	149,528	—	7,802	(510,535)	(353,205)	2,265,528	—	112,177	(7,480,912)	(5,103,207)
Class W
10/31/12	3,646	—	—	(2,860)	786	54,011	—	—	(41,357)	12,654
10/31/11	616	—	278	(91,171)	(90,277)	10,091	—	4,305	(1,438,902)	(1,424,506)
Greater China
Class A
10/31/12	211,722	—	—	(482,788)	(271,066)	3,063,826	—	—	(6,800,895)	(3,737,069)
10/31/11	313,197	—	18,389	(652,246)	(320,660)	5,042,890	—	301,511	(10,568,981)	(5,224,580)
Class B
10/31/12	15	—	—	(28,357)	(28,342)	200	—	—	(395,707)	(395,507)
10/31/11	3,916	—	588	(49,224)	(44,720)	58,950	—	9,565	(777,885)	(709,370)
Class C
10/31/12	12,493	—	—	(107,290)	(94,797)	174,648	—	—	(1,500,697)	(1,326,049)
10/31/11	51,777	—	1,543	(110,619)	(57,299)	847,711	—	25,099	(1,734,536)	(861,726)
Class I
10/31/12	111,292	—	—	(136,468)	(25,176)	1,521,067	—	—	(1,944,745)	(423,678)
10/31/11	52,454	—	1,104	(52,883)	675	873,097	—	18,083	(857,921)	33,259
Class O
10/31/12	73,763	—	—	(120,162)	(46,399)	1,045,448	—	—	(1,699,766)	(654,318)
10/31/11	174,314	—	1	(123,202)	51,113	2,808,070	—	17	(1,928,462)	879,625
Class W
10/31/12	1,217	—	—	—	1,217	17,335	—	—	—	17,335
8/5/11(1) - 10/31/11	193	—	—	—	193	3,000	—	—	—	3,000
International Core
Class I
10/31/12	15,492,162	—	393,151	(12,146,706)	3,738,607	140,652,100	—	3,175,306	(110,312,534)	33,514,872
2/8/11(1) - 10/31/11	45,815,728	—	—	(6,242,980)	39,572,748	448,417,065	—	—	(59,613,945)	388,803,120
Class W
8/7/12(1) - 10/31/12	541,525	—	—	(10,367)	531,158	4,893,546	—	—	(96,899)	4,796,647
International Growth
Class I
10/31/12	5,247,485	—	363,928	(5,094,205)	517,208	49,832,163	—	3,049,712	(48,243,135)	4,638,740
1/6/11(1) - 10/31/11	19,924,126	—	—	(3,769,437)	16,154,689	199,737,196	—	—	(38,310,028)	161,427,168

(1) Commencement of operations

NOTE 11 — REORGANIZATIONS

On July 21, 2012, Emerging Markets Equity ("Acquiring Fund") acquired all of the net assets of ING Emerging Countries Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on June 28, 2012. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

44

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income	$1,510,672
Net realized and unrealized loss on investments	$(9,819,258)
Net decrease in net assets resulting from operations	$(8,308,586)

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Capital Loss Carryforwards (000s)	Unrealized Depreciation (000s)	Conversion Ratio
Emerging Markets Equity	ING Emerging Countries Fund	$69,658	$50,882	$68,915	$(5,031)	2.1932

The net assets of Emerging Markets Equity after the acquisition were $120,539,512.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund's most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (Certain Funds). Certain Funds' shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by Fund and will attempt to minimize any adverse effects on the Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the

U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds' investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Natural Resources). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial

45

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2012, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Emerging Markets Equity	$5,386,535	$5,556,597
Global Equity Dividend	1,187,689	1,228,145
Global Opportunities	1,033,126	1,073,979
International Growth	2,301,317	2,413,871

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
Emerging Markets Equity	$(7,953)	$(176,583)	$184,536
Global Equity Dividend	(16,975)	(84,606)	101,581
Global Natural Resources	(72,447)	81,376	(8,929)
Global Opportunities	3,064	(32,202)	29,138
Greater China	51	197,412	(197,463)
International Core	—	851,226	(851,226)
International Growth	—	120,402	(120,402)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Ordinary Income	Long-term Capital Gain	Ordinary Income
Emerging Markets Equity	$784,177	$240,369	$—
Global Equity Dividend	1,560,268	—	2,094,033
Global Natural Resources	158,735	—	53,412
Global Opportunities	—	—	2,210,341
Greater China	—	—	456,558
International Core	3,175,306	—	—
International Growth	3,049,712	—	—

46

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity	$757,529	$2,751,276	$(1,571,703)	$(26,486,379)	Short-term	2015
				(41,200,730)	Short-term	2016
				$(67,687,109)
Global Equity Dividend	—	—	1,004,262	$(9,865,056)	Short-term	2016
				(71,676,150)	Short-term	2017
				$(81,541,206)
Global Natural Resources	89,371	—	7,436,381	$(14,439,138)	Short-term	2017
				(961,406)	Short-term	None
				$(15,400,544)
Global Opportunities	112,780	—	2,936,858	$(29,359,903)	Short-term	2016
				(80,200,325)	Short-term	2017
				$(109,560,228)
Greater China	381,966	—	3,219,851	$(116,039)	Short-term	2017
				(699,781)	Short-term	None
				(650,316)	Long-term	None
				$(1,466,136)
International Core	5,451,699	—	9,921,405	$(16,908,766)	Short-term	2019
				(10,062,053)	Short-term	None
				(5,364,250)	Long-term	None
				$(32,335,069)
International Growth	2,651,053	—	4,086,735	$(1,821,460)	Short-term	None
				(6,360,782)	Long-term	None
				$(8,182,242)

The Funds' major tax jurisdictions are US federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of October 31, 2012, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission ("Commission" or "SEC") entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial

Holdings Inc. (collectively "Respondents"). As part of the settlement, the Respondents have established the Distribution Fund ("Fund") for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds ("Distributable Amount") includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Natural Resources	$72,582

47

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2012, the following Funds paid dividends and distributions of:

	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Emerging Markets Equity
Class A	$0.0116	$0.0196	$0.1299	December 18, 2012	December 14, 2012
Class B	$—	$0.0196	$0.1299	December 18, 2012	December 14, 2012
Class C	$—	$0.0196	$0.1299	December 18, 2012	December 14, 2012
Class I	$0.0186	$0.0196	$0.1299	December 18, 2012	December 14, 2012
Class R	$—	$0.0196	$0.1299	December 18, 2012	December 14, 2012
Class W	$0.0188	$0.0196	$0.1299	December 18, 2012	December 14, 2012
Global Natural Resources
Class A	$0.0125	$—	$—	December 18, 2012	December 14, 2012
Class I	$0.0548	$—	$—	December 18, 2012	December 14, 2012
Class W	$0.0217	$—	$—	December 18, 2012	December 14, 2012
Global Opportunities
Class A	$0.0585	$—	$—	December 18, 2012	December 14, 2012
Class B	$—	$—	$—	December 18, 2012	December 14, 2012
Class C	$—	$—	$—	December 18, 2012	December 14, 2012
Class I	$0.1082	$—	$—	December 18, 2012	December 14, 2012
Class W	$0.0928	$—	$—	December 18, 2012	December 14, 2012
Greater China
Class A	$0.2157	$—	$—	December 18, 2012	December 14, 2012
Class B	$0.0838	$—	$—	December 18, 2012	December 14, 2012
Class C	$0.0956	$—	$—	December 18, 2012	December 14, 2012
Class I	$0.2651	$—	$—	December 18, 2012	December 14, 2012
Class O	$0.2177	$—	$—	December 18, 2012	December 14, 2012
Class W	$0.2878	$—	$—	December 18, 2012	December 14, 2012
International Core
Class I	$0.1328	$—	$—	December 18, 2012	December 14, 2012
Class W	$0.1328	$—	$—	December 18, 2012	December 14, 2012
International Growth
Class I	$0.1660	$—	$—	December 18, 2012	December 14, 2012

On September 6, 2012, the Board approved a change with respect to Greater China's sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. ("IIMA") with related changes to the Fund's name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund's name, principal investment strategies, expense structure, and primary benchmark were effective on or about November 15, 2012. The Fund will be renamed ING Emerging Markets Equity Dividend Fund. Effective on or about November 15, 2012, IIMA began managing the Fund under an interim sub-advisory agreement pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is scheduled to be held on or about March 12, 2013.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

48

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Argentina: 0.1%
28,000		Other Securities	$312,760	0.1
		Brazil: 12.6%
86,900		BRF - Brasil Foods SA ADR	1,592,008	0.7
58,890		Cia de Bebidas das Americas ADR	2,402,123	1.0
3,000		Cia de Saneamento Basico do Estado de Sao Paulo	126,998	0.1
15,820		Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,329,038	0.6
175,900	@	Hypermarcas SA	1,398,678	0.6
14,200		Itau Unibanco Holding S.A.	207,646	0.1
244,270		Itau Unibanco Holding SA ADR	3,561,457	1.5
153,700		Petroleo Brasileiro SA ADR	3,259,977	1.4
29,200		Tim Participacoes SA ADR	507,496	0.2
346,496		Tim Participacoes SA	1,228,316	0.5
200,160		Vale SA ADR	3,595,456	1.5
980,290		Other Securities (a)	10,319,858	4.4
			29,529,051	12.6
		China: 16.0%
5,659,000		China Construction Bank	4,242,361	1.8
1,548,000		China Minsheng Banking Corp. Ltd	1,401,975	0.6
78,000		China Mobile Ltd.	865,156	0.4
1,528,500		China Petroleum & Chemical Corp.	1,610,851	0.7
416,000		China Shenhua Energy Co., Ltd.	1,762,675	0.7
1,284,000		CNOOC Ltd.	2,642,442	1.1
7,452,000		Industrial and Commercial Bank of China Ltd.	4,907,136	2.1
7,900		PetroChina Co., Ltd. ADR	1,072,504	0.5
1,714,000		PetroChina Co., Ltd.	2,325,758	1.0
228,500		Ping An Insurance Group Co. of China Ltd.	1,798,189	0.8
10,115,410		Other Securities	14,843,890	6.3
			37,472,937	16.0
		Hong Kong: 4.0%
38,000		China Mobile Ltd. ADR	2,104,820	0.9
6,200		CNOOC Ltd. ADR	1,274,410	0.5
1,690,000		Lenovo Group Ltd.	1,353,146	0.6
2,194,100		Other Securities	4,584,222	2.0
			9,316,598	4.0
Shares			Value	Percentage of Net Assets
		Hungary: 0.4%
50,440		Other Securities	$961,257	0.4
		India: 7.3%
41,700		Bajaj Auto Ltd.	1,404,939	0.6
37,290		HDFC Bank Ltd. ADR	1,394,273	0.6
38,060	L	Infosys Ltd. ADR	1,652,565	0.7
151,506		Reliance Industries Ltd.	2,260,646	1.0
115,038	#	Reliance Industries Ltd. GDR	3,421,855	1.4
783,773		Other Securities	6,953,675	3.0
			17,087,953	7.3
		Indonesia: 0.4%
524,500		Other Securities	869,866	0.4
		Israel: 0.4%
83,963		Other Securities	1,050,429	0.4
		Kazakhstan: 0.3%
45,131		Other Securities	801,075	0.3
		Macau: 0.4%
482,000		Other Securities	1,044,608	0.4
		Malaysia: 1.0%
2,165,800		Other Securities	2,262,078	1.0
		Mexico: 4.4%
87,700		Grupo Televisa SAB ADR	1,982,020	0.9
1,283,693		Other Securities (a)	8,236,694	3.5
			10,218,714	4.4
		Panama: 0.3%
6,500		Other Securities	603,330	0.3
		Poland: 1.0%
34,623		KGHM Polska Miedz SA	1,744,825	0.8
36,057		Other Securities	494,185	0.2
			2,239,010	1.0
		Russia: 7.4%
79,126		Lukoil OAO ADR	4,783,167	2.1
138,520		Mobile Telesystems OJSC ADR	2,374,233	1.0
381,577		Sberbank of Russia ADR	4,487,345	1.9
41,194		Tatneft ADR	1,601,834	0.7
376,240		Other Securities (a)	3,948,025	1.7
			17,194,604	7.4

See Accompanying Notes to Financial Statements
49

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
	South Africa: 6.2%
62,023	Imperial Holdings Ltd.	$1,409,711	0.6
128,700	MTN Group Ltd.	2,325,541	1.0
47,871	Tiger Brands Ltd.	1,522,067	0.7
844,732	Other Securities	9,219,321	3.9
		14,476,640	6.2
	South Korea: 17.4%
11,568	Hyundai Motor Co.	2,377,440	1.0
52,100	KB Financial Group, Inc. ADR	1,774,005	0.8
7,683	KCC Corp.	2,154,720	0.9
26,084	Kia Motors Corp.	1,446,090	0.6
101,310	KT Corp. ADR	1,717,204	0.7
31,731	LG Electronics, Inc.	2,207,585	1.0
1,035	Lotte Chilsung Beverage Co., Ltd.	1,351,054	0.6
4,658	Samsung Electronics Co., Ltd.	5,589,775	2.4
10,430	Samsung Electronics Co., Ltd. GDR	6,320,575	2.7
18,460	Samsung Life Insurance Co. Ltd.	1,589,820	0.7
140,700	SK Telecom Co., Ltd. ADR	2,199,141	0.9
454,851	Other Securities	11,901,000	5.1
		40,628,409	17.4
	Taiwan: 7.2%
185,939	Hon Hai Precision Industry Co., Ltd. GDR	1,132,781	0.5
1,216,400	Hon Hai Precision Industry Co., Ltd.	3,688,171	1.6
708,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,157,318	0.9
242,600	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,857,340	1.7
3,580,730	Other Securities	5,920,917	2.5
		16,756,527	7.2
	Thailand: 4.0%
1,331,900	Charoen Pokphand Foods PCL	1,527,547	0.7
281,100	Kasikornbank PCL	1,634,552	0.7
257,402	PTT PCL	2,661,274	1.1
2,789,125	Other Securities	3,585,416	1.5
		9,408,789	4.0
	Turkey: 3.5%
365,600	Turkiye Garanti Bankasi A/S	1,746,823	0.7
449,300	Turkiye Is Bankasi	1,529,866	0.7
1,229,932	Other Securities	4,831,092	2.1
		8,107,781	3.5
Shares			Value	Percentage of Net Assets
		United Arab Emirates: 0.5%
136,118		Other Securities	$1,222,070	0.5
		United Kingdom: 0.1%
13,200		Other Securities	202,884	0.1
		United States: 3.3%
284,200		Avon Products, Inc.	4,402,258	1.9
192,100	@	Yahoo!, Inc.	3,229,201	1.4
			7,631,459	3.3
		Total Common Stock (Cost $228,138,273)	229,398,829	98.2
PREFERRED STOCK: 0.1%
		Brazil: 0.1%
6,000		Cia de Bebidas das Americas	245,193	0.1
11,600		Petroleo Brasileiro SA	118,796	0.0
		Total Preferred Stock (Cost $369,581)	363,989	0.1
		Total Long-Term Investments (Cost $228,507,854)	229,762,818	98.3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
		Securities Lending Collateralcc(1): 2.4%
$1,319,692		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $1,319,701, collateralized by various U.S. Government Agency Obligations, 2.185%-7.000%, Market Value plus accrued interest $1,346,086, due 10/01/20-12/01/47)	$1,319,692	0.6
1,319,692		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,319,704, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $1,346,086, due 11/15/12-09/20/62)	1,319,692	0.6

See Accompanying Notes to Financial Statements
50

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
$1,319,692	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,319,705, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $1,346,086, due 07/15/15-02/15/41)	$1,319,692	0.6
1,319,692	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,319,704, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,346,086, due 01/01/27-10/20/42)	1,319,692	0.5
277,829	Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $277,831, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $283,386, due 02/15/13-11/15/28)	277,829	0.1
		5,556,597	2.4
	Total Short-Term Investments (Cost $5,556,597)	5,556,597	2.4
	Total Investments in Securities (Cost $234,064,451)	$235,319,415	100.7
	Liabilities in Excess of Other Assets	(1,640,723)	(0.7)
	Net Assets	$233,678,692	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $236,870,874.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,245,624
Gross Unrealized Depreciation	(12,797,083)
Net Unrealized Depreciation	$(1,551,459)
Sector Diversification	Percentage of Net Assets
Financials	20.6%
Energy	17.4
Information Technology	17.2
Consumer Staples	11.2
Consumer Discretionary	9.3
Materials	8.0
Telecommunication Services	7.3
Industrials	4.9
Utilities	1.4
Telecommunications	1.0
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
51

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Argentina	$312,760	$—	$—	$312,760
Brazil	25,967,594	3,561,457	—	29,529,051
China	5,596,219	31,876,718	—	37,472,937
Hong Kong	4,709,790	4,606,808	—	9,316,598
Hungary	—	961,257	—	961,257
India	5,366,605	11,721,348	—	17,087,953
Indonesia	—	869,866	—	869,866
Israel	—	1,050,429	—	1,050,429
Kazakhstan	801,075	—	—	801,075
Macau	—	1,044,608	—	1,044,608
Malaysia	—	2,262,078	—	2,262,078
Mexico	10,218,714	—	—	10,218,714
Panama	603,330	—	—	603,330
Poland	—	2,239,010	—	2,239,010
Russia	13,119,426	4,075,178	—	17,194,604
South Africa	614,945	13,861,695	—	14,476,640
South Korea	6,600,042	34,028,367	—	40,628,409
Taiwan	3,857,340	12,899,187	—	16,756,527
Thailand	—	9,408,789	—	9,408,789
Turkey	751,905	7,355,876	—	8,107,781
United Arab Emirates	—	1,222,070	—	1,222,070
United Kingdom	—	202,884	—	202,884
United States	7,631,459	—	—	7,631,459
Total Common Stock	86,151,204	143,247,625	—	229,398,829
Preferred Stock	363,989	—	—	363,989
Short-Term Investments	—	5,556,597	—	5,556,597
Total Investments, at fair value	$86,515,193	$148,804,222	$—	$235,319,415

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$289,074
Total	$289,074
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(419,911)
Total	$(419,911)

See Accompanying Notes to Financial Statements
52

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 1.5%
116,795	Other Securities	$1,101,202	1.5
	Canada: 3.5%
9,100	Canadian Imperial Bank of Commerce	715,791	1.0
35,058	Shaw Communications, Inc. - Class B	763,817	1.1
15,819	TransCanada Corp.	712,271	1.0
890	Other Securities	330,166	0.4
		2,522,045	3.5
	France: 8.1%
14,291	BNP Paribas	720,905	1.0
17,750	Capgemini S.A.	746,711	1.1
20,681	Cie de Saint-Gobain	728,490	1.0
30,189	Gaz de France	692,905	1.0
8,283	Sanofi-Aventis	727,471	1.0
60,528	Other Securities	2,108,289	3.0
		5,724,771	8.1
	Germany: 5.1%
8,085	Bayer AG	704,952	1.0
14,363	DaimlerChrysler AG	672,829	1.0
62,167	Deutsche Telekom AG	709,229	1.0
51,145	Other Securities (a)	1,509,430	2.1
		3,596,440	5.1
	Hong Kong: 1.5%
13,414	China Mobile Ltd. ADR	743,001	1.0
59,000	Other Securities	345,672	0.5
		1,088,673	1.5
	Israel: 0.8%
44,642	Other Securities	558,499	0.8
	Italy: 1.6%
46,804	Assicurazioni Generali S.p.A.	762,154	1.1
79,268	Other Securities	351,263	0.5
		1,113,417	1.6
	Japan: 11.0%
15,000	Astellas Pharma, Inc.	746,064	1.1
153,600	Mitsubishi UFJ Financial Group, Inc.	694,882	1.0
49,600	Mitsui & Co., Ltd.	699,123	1.0
83,800	Nissan Motor Co., Ltd.	700,850	1.0
23,700	Sumitomo Mitsui Financial Group, Inc.	724,201	1.0
302,300	Other Securities	4,211,817	5.9
		7,776,937	11.0
Shares		Value	Percentage of Net Assets
	Luxembourg: 1.0%
47,356	ArcelorMittal	$700,131	1.0
	Netherlands: 4.4%
31,151	Royal Dutch Shell PLC	1,067,891	1.5
293,171	Other Securities	2,030,065	2.9
		3,097,956	4.4
	Singapore: 2.0%
276,000	Singapore Telecommunications Ltd.	726,988	1.0
46,000	United Overseas Bank Ltd.	685,988	1.0
		1,412,976	2.0
	South Korea: 0.6%
11,910	Other Securities	433,548	0.6
	Sweden: 2.0%
81,117	Telefonaktiebolaget LM Ericsson	718,622	1.0
51,869	Volvo AB - B Shares	699,931	1.0
		1,418,553	2.0
	Switzerland: 3.4%
17,283	Novartis AG	1,042,175	1.5
3,642	Roche Holding AG - Genusschein	701,541	1.0
2,777	Other Securities	684,585	0.9
		2,428,301	3.4
	Taiwan: 1.1%
47,149	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	749,669	1.1
	United Kingdom: 11.3%
22,889	BHP Billiton PLC	733,627	1.0
102,656	BP PLC	733,134	1.0
13,200	Ensco PLC	763,224	1.1
74,401	HSBC Holdings PLC	733,547	1.0
19,400	Imperial Tobacco Group PLC	733,702	1.0
52,199	Prudential PLC	716,886	1.0
75,295	Reed Elsevier PLC	737,545	1.1
446,136	Other Securities	2,885,982	4.1
		8,037,647	11.3
	United States: 38.9%
20,600	Bristol-Myers Squibb Co.	684,950	1.0
19,746	Carnival Corp.	747,978	1.1
8,400	Caterpillar, Inc.	712,404	1.0
9,600	Chevron Corp.	1,058,016	1.5

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United States (continued)
25,400		Dow Chemical Co.	$744,220	1.1
14,100		Eli Lilly & Co.	685,683	1.0
7,800		ExxonMobil Corp.	711,126	1.0
17,827		Freeport-McMoRan Copper & Gold, Inc.	693,114	1.0
47,561		General Electric Co.	1,001,635	1.4
49,400		Hewlett-Packard Co.	684,190	1.0
25,688		JPMorgan Chase & Co.	1,070,676	1.5
15,800		KLA-Tencor Corp.	735,016	1.0
30,500		Metlife, Inc.	1,082,445	1.5
35,525		Microsoft Corp.	1,013,706	1.4
13,000		Occidental Petroleum Corp.	1,026,480	1.5
28,347		Pfizer, Inc.	704,990	1.0
51,511	L	Pitney Bowes, Inc.	739,698	1.1
24,242		PPL Corp.	717,078	1.0
26,300		Tyco International Ltd.	706,681	1.0
22,900		UGI Corp.	739,441	1.0
9,400		United Technologies Corp.	734,704	1.0
367,659		Other Securities (a)	10,588,713	14.8
			27,582,944	38.9
		Total Common Stock (Cost $68,038,384)	69,343,709	97.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateralcc(1): 1.7%
$1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 11.000%, Market Value plus accrued interest $1,020,000, due 11/15/12-09/20/62)	$1,000,000	1.4
Principal Amount†		Value	Percentage of Net Assets
$228,145	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $228,147, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $232,708, due 01/15/14-11/01/42)	$228,145	0.3
		1,228,145	1.7
	Total Short-Term Investments (Cost $1,228,145)	1,228,145	1.7
	Total Investments in Securities (Cost $69,266,529)	$70,571,854	99.5
	Assets in Excess of Other Liabilities	382,028	0.5
	Net Assets	$70,953,882	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $69,563,318.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,085,753
Gross Unrealized Depreciation	(4,077,217)
Net Unrealized Appreciation	$1,008,536
Sector Diversification	Percentage of Net Assets
Financials	17.5%
Industrials	14.0
Health Care	11.7
Energy	11.1
Consumer Discretionary	10.3
Information Technology	9.5
Materials	7.7
Consumer Staples	6.6
Telecommunication Services	5.1
Utilities	4.3
Short-Term Investments	1.7
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,101,202	$—	$1,101,202
Canada	2,522,045	—	—	2,522,045
France	—	5,724,771	—	5,724,771
Germany	—	3,596,440	—	3,596,440
Hong Kong	743,001	345,672	—	1,088,673
Israel	—	558,499	—	558,499
Italy	—	1,113,417	—	1,113,417
Japan	—	7,776,937	—	7,776,937
Luxembourg	—	700,131	—	700,131
Netherlands	—	3,097,956	—	3,097,956
Singapore	—	1,412,976	—	1,412,976
South Korea	433,548	—	—	433,548
Sweden	—	1,418,553	—	1,418,553
Switzerland	—	2,428,301	—	2,428,301
Taiwan	749,669	—	—	749,669
United Kingdom	763,224	7,274,423	—	8,037,647
United States	27,582,944	—	—	27,582,944
Total Common Stock	32,794,431	36,549,278	—	69,343,709
Short-Term Investments	—	1,228,145	—	1,228,145
Total Investments, at fair value	$32,794,431	$37,777,423	$—	$70,571,854

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Canada: 14.0%
50,300		Barrick Gold Corp.	$2,037,150	2.2
41,000		Centerra Gold, Inc.	465,111	0.5
70,021		Eldorado Gold Corp.	1,037,711	1.1
54,908		GoldCorp, Inc.	2,483,489	2.7
45,700	@	Harry Winston Diamond Corp.	655,701	0.7
100,800		Suncor Energy, Inc.	3,388,896	3.6
75,629		Teck Cominco Ltd. - Class B	2,411,052	2.6
156,117		Other Securities	611,871	0.6
			13,090,981	14.0
		France: 1.1%
9,372		Technip S.A.	1,057,071	1.1
		Netherlands: 1.3%
17,373		Royal Dutch Shell PLC - Class A ADR	1,189,703	1.3
		Norway: 1.2%
47,600		Statoil ASA ADR	1,168,580	1.2
		United Kingdom: 3.0%
30,243		Antofagasta PLC	615,272	0.7
46,269		BG Group PLC	859,078	0.9
14,365		Ensco PLC	830,584	0.9
3,913		Randgold Resources Ltd. ADR	467,956	0.5
			2,772,890	3.0
		United States: 77.3%
44,000		Anadarko Petroleum Corp.	3,027,640	3.2
109,109		Arch Coal, Inc.	868,508	0.9
70,000	@	Basic Energy Services, Inc.	727,300	0.8
39,000	@	Cameron International Corp.	1,974,960	2.1
71,667		Chevron Corp.	7,898,420	8.5
36,500		Cliffs Natural Resources, Inc.	1,323,855	1.4
7,800	@	Concho Resources, Inc.	671,736	0.7
22,500		ConocoPhillips	1,301,625	1.4
13,500		Devon Energy Corp.	785,835	0.8
16,600		Domtar Corp.	1,323,850	1.4
27,600		Energy XXI Bermuda Ltd.	913,560	1.0
30,500		EOG Resources, Inc.	3,552,945	3.8
95,964		ExxonMobil Corp.	8,749,038	9.4
43,800	@	Forum Energy Technologies, Inc.	977,178	1.1
95,900		Freeport-McMoRan Copper & Gold, Inc.	3,728,592	4.0
93,028		Halliburton Co.	3,003,874	3.2
26,900		Hess Corp.	1,405,794	1.5
Shares			Value	Percentage of Net Assets
12,200		HollyFrontier Corp.	$471,286	0.5
26,300		International Paper Co.	942,329	1.0
61,700	@	Key Energy Services, Inc.	403,518	0.4
45,700		Marathon Oil Corp.	1,373,742	1.5
17,600		Mosaic Co/The	921,184	1.0
28,678		National Oilwell Varco, Inc.	2,113,568	2.3
42,300	@	Newfield Exploration Co.	1,147,176	1.2
62,400		Newmont Mining Corp.	3,403,920	3.6
28,600	@	Oasis Petroleum, Inc.	839,982	0.9
8,000		Occidental Petroleum Corp.	631,680	0.7
15,100		Packaging Corp. of America	532,577	0.6
14,850		Phillips 66	700,326	0.8
30,500		Range Resources Corp.	1,993,480	2.1
42,200	@	Rowan Companies PLC	1,338,162	1.4
84,960		Schlumberger Ltd.	5,907,269	6.3
62,100	@	Southwestern Energy Co.	2,154,870	2.3
35,200	@	Superior Energy Services	715,616	0.8
35,600	@	Unit Corp.	1,436,460	1.5
16,500		Valero Energy Corp.	480,150	0.5
151,800		Other Securities	2,475,517	2.7
			72,217,522	77.3
		Total Common Stock (Cost $81,658,591)	91,496,747	97.9
SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
2,173,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,173,000)	2,173,000	2.3
		Total Short-Term Investments (Cost $2,173,000)	2,173,000	2.3
		Total Investments in Securities (Cost $83,831,591)	$93,669,747	100.2
		Liabilities in Excess of Other Assets	(194,858)	(0.2)
		Net Assets	$93,474,889	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $86,233,209.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,455,080
Gross Unrealized Depreciation	(6,018,542)
Net Unrealized Appreciation	$7,436,538

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Industry Diversification	Percentage of Net Assets
Oil & Gas	46.6%
Mining	18.6
Oil & Gas Services	18.1
Energy Equipment & Services	2.3
Oil&Gas	2.2
Iron/Steel	1.4
Forest Products & Paper	1.4
Coal	1.3
Materials	1.2
Energy	1.2
Chemicals	1.0
Oil, Gas & Consumable Fuels	0.9
Retail	0.7
Packaging & Containers	0.6
Pipelines	0.4
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Canada	$13,090,981	$—	$—	$13,090,981
France	—	1,057,071	—	1,057,071
Netherlands	1,189,703	—	—	1,189,703
Norway	1,168,580	—	—	1,168,580
United Kingdom	830,584	1,942,306	—	2,772,890
United States	72,217,522	—	—	72,217,522
Total Common Stock	88,497,370	2,999,377	—	91,496,747
Short-Term Investments	2,173,000	—	—	2,173,000
Total Investments, at fair value	$90,670,370	$2,999,377	$—	$93,669,747

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Brazil: 1.4%
102,220		Other Securities	$653,053	1.4
		Cambodia: 0.3%
272,000		Other Securities	150,971	0.3
		Canada: 4.8%
17,800		Barrick Gold Corp.	720,900	1.5
11,000		GoldCorp, Inc.	497,530	1.1
17,300		Suncor Energy, Inc.	580,622	1.2
26,900		Other Securities	461,682	1.0
			2,260,734	4.8
		China: 8.9%
5,100	@	Baidu.com ADR	543,762	1.1
407,000		China Communications Construction Co., Ltd.	379,890	0.8
153,000		China Resources Enterprise	495,710	1.0
450,000		Guangdong Investment Ltd.	367,335	0.8
2,595,975		Other Securities (a)	2,456,951	5.2
			4,243,648	8.9
		France: 4.0%
25,829		AXA S.A.	411,679	0.9
3,683		LVMH Moet Hennessy Louis Vuitton S.A.	598,782	1.3
10,016		Vinci S.A.	443,968	0.9
25,461		Other Securities	449,860	0.9
			1,904,289	4.0
		Germany: 3.1%
51,525		Other Securities (a)	1,468,013	3.1
		Hong Kong: 1.8%
1,156,000		Hengdeli Holdings Ltd.	361,514	0.7
259,800		Other Securities	515,478	1.1
			876,992	1.8
		India: 1.8%
67,102		ITC Ltd.	351,735	0.8
112,048		Other Securities	482,336	1.0
			834,071	1.8
		Indonesia: 2.9%
749,030		Astra International Tbk PT	625,227	1.3
696,828		Bank Mandiri Persero TBK PT	595,287	1.2
260,000		Other Securities	176,583	0.4
			1,397,097	2.9
Shares			Value	Percentage of Net Assets
		Israel: 1.2%
12,900	@	Check Point Software Technologies	$574,437	1.2
		Japan: 4.8%
1,350		Keyence Corp.	358,410	0.7
118,728		Other Securities	1,927,354	4.1
			2,285,764	4.8
		Macau: 0.9%
113,600		Sands China Ltd.	424,649	0.9
		Malaysia: 0.5%
232,500		Other Securities	230,763	0.5
		Netherlands: 4.9%
28,397		CSM	580,032	1.2
20,867		Royal Dutch Shell PLC	715,344	1.5
195,279		POSTNL	770,627	1.7
44,173		Other Securities	247,043	0.5
			2,313,046	4.9
		Norway: 0.8%
19,243		Telenor ASA	378,474	0.8
		Peru: 0.6%
2,269		Other Securities	293,472	0.6
		Philippines: 0.3%
85,000		Other Securities	148,234	0.3
		Poland: 0.4%
19,170		Other Securities	214,291	0.4
		Portugal: 0.7%
70,975		Portugal Telecom SGPS S.A.	357,028	0.7
		Russia: 1.2%
41,007		Gazprom OAO ADR	374,599	0.8
9,150		Other Securities	174,118	0.4
			548,717	1.2
		Singapore: 1.2%
75,000		Oversea-Chinese Banking Corp.	557,428	1.2
		South Korea: 1.4%
563		Samsung Electronics Co., Ltd.	675,621	1.4

See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 0.5%
25,621		Other Securities	$226,978	0.5
		Switzerland: 6.7%
26,123		ABB Ltd.	471,779	1.0
15,256		Nestle S.A.	968,576	2.0
19,688		Novartis AG	1,187,198	2.5
14,961		Other Securities	548,106	1.2
			3,175,659	6.7
		United Kingdom: 10.2%
37,000		BG Group PLC	686,980	1.4
94,981		BP PLC	678,322	1.4
80,000		HSBC Holdings PLC	788,749	1.7
27,197		Imperial Tobacco Group PLC	1,028,583	2.2
30,000		Standard Chartered PLC	710,302	1.5
43,117		Other Securities	933,686	2.0
			4,826,622	10.2
		United States: 29.5%
12,199	@	Adobe Systems, Inc.	414,766	0.9
1,010		Apple, Inc.	601,051	1.3
8,307	@	Celgene Corp.	609,069	1.3
18,851		Citigroup, Inc.	704,839	1.5
1,118	@	Google, Inc. - Class A	759,983	1.6
13,800		Halliburton Co.	445,602	0.9
12,700		KBR, Inc.	353,822	0.7
14,689		Mead Johnson Nutrition Co.	905,724	1.9
29,257		Microsoft Corp.	834,849	1.8
34,398	@	NetApp, Inc.	925,306	1.9
4,938		Occidental Petroleum Corp.	389,904	0.8
17,437	@	Quanta Services, Inc.	452,141	0.9
5,400		Schlumberger Ltd.	375,462	0.8
10,566	@	Southwestern Energy Co.	366,640	0.8
7,985		Thermo Fisher Scientific, Inc.	487,564	1.0
10,925		Yum! Brands, Inc.	765,952	1.6
160,572		Other Securities (a)	4,644,969	9.8
			14,037,643	29.5
		Total Common Stock (Cost $41,914,874)	45,057,694	94.8
EXCHANGE-TRADED FUNDS: 1.2%
7,084	@	SPDR S&P Biotech ETF	593,781	1.2
		Total Exchange- Traded Funds (Cost $352,676)	593,781	1.2
		Total Long-Term Investments (Cost $42,267,550)	45,651,475	96.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 2.3%
$1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,000,010, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $969,303, due 01/15/13- 10/20/62)	$1,000,000	2.1
73,979	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.28%, due 11/01/12 (Repurchase Amount $73,980, collateralized by various U.S. Government Securities, 0.000%- 2.625%, Market Value plus accrued interest $75,459, due 01/10/13- 01/15/26)	73,979	0.2
		1,073,979	2.3
	Total Short-Term Investments (Cost $1,073,979)	1,073,979	2.3
	Total Investments in Securities (Cost $43,341,529)	$46,725,454	98.3
	Assets in Excess of Other Liabilities	789,988	1.7
	Net Assets	$47,515,442	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $43,783,882.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,038,745
Gross Unrealized Depreciation	(4,097,173)
Net Unrealized Appreciation	$2,941,572

See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Information Technology	17.8%
Financials	14.5
Consumer Discretionary	12.3
Consumer Staples	11.8
Energy	11.4
Industrials	8.5
Health Care	8.2
Materials	7.5
Telecommunication Services	1.5
Utilities	1.3
Exchange-Traded Funds	1.2
Short-Term Investments	2.3
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Brazil	$653,053	$—	$—	$653,053
Cambodia	—	150,971	—	150,971
Canada	2,260,734	—	—	2,260,734
China	543,762	3,699,886	—	4,243,648
France	—	1,904,289	—	1,904,289
Germany	298,338	1,169,675	—	1,468,013
Hong Kong	—	876,992	—	876,992
India	—	834,071	—	834,071
Indonesia	—	1,397,097	—	1,397,097
Israel	574,437	—	—	574,437
Japan	—	2,285,764	—	2,285,764
Macau	—	424,649	—	424,649
Malaysia	—	230,763	—	230,763
Netherlands	—	2,313,046	—	2,313,046
Norway	—	378,474	—	378,474
Peru	293,472	—	—	293,472
Philippines	—	148,234	—	148,234
Poland	—	214,291	—	214,291
Portugal	357,028	—	—	357,028
Russia	374,599	174,118	—	548,717
Singapore	—	557,428	—	557,428
South Korea	—	675,621	—	675,621
Sweden	—	226,978	—	226,978
Switzerland	—	3,175,659	—	3,175,659
United Kingdom	—	4,826,622	—	4,826,622
United States	14,037,643	—	—	14,037,643
Total Common Stock	19,393,066	25,664,628	—	45,057,694
Exchange-Traded Funds	593,781	—	—	593,781
Short-Term Investments	—	1,073,979	—	1,073,979
Total Investments, at fair value	$19,986,847	$26,738,607	$—	$46,725,454

(1)  For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $486,602 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND   AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 4.9%
280,000		Chow Sang Sang Holdings International Ltd.	$594,494	2.1
120,000		Li & Fung Ltd.	200,180	0.7
150,000		SJM Holdings Ltd.	325,085	1.1
276,000		Other Securities	277,953	1.0
			1,397,712	4.9
		Consumer Staples: 2.1%
82,000		China Mengniu Diary Co., Ltd.	247,983	0.8
221,000		Other Securities	363,370	1.3
			611,353	2.1
		Energy: 11.8%
290,000		China Coal Energy Co. - Class H	286,578	1.0
340,000		China Petroleum & Chemical Corp.	358,318	1.3
76,500		China Shenhua Energy Co., Ltd.	324,146	1.1
465,000		CNOOC Ltd.	956,959	3.4
176,000		Kunlun Energy Co Ltd	325,792	1.1
530,000		PetroChina Co., Ltd.	719,167	2.5
664,000		Other Securities	403,509	1.4
			3,374,469	11.8
		Financials: 39.0%
220,000		AIA Group Ltd.	867,563	3.0
1,530,400		Bank of China Ltd.	626,978	2.2
179,550		Cathay Financial Holding Co., Ltd.	180,031	0.6
51,000		Cheung Kong Holdings Ltd.	751,718	2.6
1,292,960		China Construction Bank	969,288	3.4
170,000		China Everbright Ltd.	246,034	0.9
325,478	@	China Life Insurance Co., Ltd.	253,446	0.9
186,000		China Life Insurance Co., Ltd.	546,935	1.9
102,000		China Overseas Land & Investment Ltd.	265,592	0.9
120,000		CITIC Securities Co. Ltd.	223,971	0.8
730,000		E.Sun Financial Holding Co., Ltd.	365,313	1.3
730,000		Franshion Properties China Ltd.	222,264	0.8
340,000		Fubon Financial Holding Co., Ltd.	348,341	1.2
110,000	#,@	Haitong Securities Co. Ltd.	140,431	0.5
30,000		Hong Kong Exchanges and Clearing Ltd.	492,380	1.7
Shares			Value	Percentage of Net Assets
1,409,140		Industrial and Commercial Bank of China Ltd.	$927,918	3.2
62,500		Kerry Properties Ltd.	309,860	1.1
470,000		Mega Financial Holdings Co., Ltd.	341,405	1.2
45,000		Ping An Insurance Group Co. of China Ltd.	354,129	1.2
41,000		Sun Hung Kai Properties Ltd.	566,781	2.0
18,500		Swire Pacific Ltd.	218,815	0.8
99,000		Wharf Holdings Ltd.	675,012	2.4
598,159		Yuanta Financial Holding Co., Ltd.	269,929	0.9
1,595,351		Other Securities	985,833	3.5
			11,149,967	39.0
		Industrials: 8.4%
182,000		China Communications Construction Co., Ltd.	169,877	0.6
459,000	@	Eva Airways Corp.	266,070	1.0
241,133		Far Eastern New Century Corp.	249,296	0.9
47,000		Hutchison Whampoa Ltd.	460,434	1.6
60,000		MTR Corp.	234,040	0.8
2,547,000		Other Securities	1,006,706	3.5
			2,386,423	8.4
		Information Technology: 17.7%
330,000		Hon Hai Precision Industry Co., Ltd.	1,000,572	3.5
40,000		MediaTek, Inc.	443,715	1.6
577,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,758,154	6.1
24,000		Tencent Holdings Ltd.	844,187	3.0
16,846		TPK Holding Co. Ltd	211,297	0.7
769,600		Other Securities	811,747	2.8
			5,069,672	17.7
		Materials: 4.2%
96,000		Anhui Conch Cement Co., Ltd.	329,738	1.2
79,000		Jiangxi Copper Co., Ltd.	202,978	0.7
106,000		Taiwan Fertilizer Co., Ltd.	252,270	0.9
107,000		Zhaojin Mining Industry Co. Ltd.	179,895	0.6
489,000		Other Securities	232,360	0.8
			1,197,241	4.2
		Telecommunication Services: 8.5%
500,000		China Communications Services Corp., Ltd.	280,960	1.0
139,000		China Mobile Ltd.	1,541,753	5.4
270,000		HKT Trust / HKT Ltd.	250,161	0.8
171,000		Other Securities	366,953	1.3
			2,439,827	8.5

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND   AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Utilities: 2.3%
23,500	Power Assets Holdings Ltd.	$199,692	0.7
811,900	Other Securities	467,551	1.6
		667,243	2.3
	Total Common Stock (Cost $23,903,102)	$28,293,907	98.9
	Assets in Excess of Other Liabilities	306,573	1.1
	Net Assets	$28,600,480	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

  Cost for federal income tax purposes is $25,074,059.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,258,043
Gross Unrealized Depreciation	(2,038,195)
Net Unrealized Appreciation	$3,219,848

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,397,712	$—	$1,397,712
Consumer Staples	—	611,353	—	611,353
Energy	—	3,374,469	—	3,374,469
Financials	—	11,149,967	—	11,149,967
Industrials	—	2,283,069	103,354	2,386,423
Information Technology	—	5,069,672	—	5,069,672
Materials	—	1,170,686	26,555	1,197,241
Telecommunication Services	—	2,439,827	—	2,439,827
Utilities	—	667,243	—	667,243
Total Common Stock	—	28,163,998	129,909	28,293,907
Total Investments, at fair value	$—	$28,163,998	$129,909	$28,293,907

(1)  For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $275,973 were transferred from Level 1 to Level 2 within the fair value hierarchy. In addition to the above, certain securities valued at $193,489 have transferred from Level 2 to Level 3 as a result of being fair valued by the Pricing Committee due to signficiant unobservable inputs.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.4%
	Australia: 1.6%
361,128	Westfield Group	$3,991,971	1.0
383,031	Other Securities	2,417,537	0.6
		6,409,508	1.6
	Austria: 0.3%
49,037	Other Securities	1,236,103	0.3
	Belgium: 0.8%
62,116	Umicore	3,192,023	0.8
	Brazil: 3.6%
1,102,427	Other Securities	14,852,411	3.6
	Canada: 4.8%
91,801	Canadian National Railway Co.	7,926,827	1.9
79,300	Tim Hortons, Inc.	3,936,615	1.0
217,375	Other Securities	7,817,972	1.9
		19,681,414	4.8
	China: 5.1%
2,129,222	CNOOC Ltd.	4,381,889	1.1
8,775,998	Other Securities	16,570,714	4.0
		20,952,603	5.1
	Denmark: 1.2%
29,580	Novo-Nordisk A/S	4,742,133	1.2
	Finland: 0.5%
38,141	Other Securities	1,911,008	0.5
	France: 10.8%
75,714	Air Liquide	8,938,146	2.2
263,431	AXA S.A.	4,198,729	1.0
30,000	LVMH Moet Hennessy Louis Vuitton S.A.	4,877,402	1.2
30,669	Pernod-Ricard S.A.	3,302,938	0.8
62,397	Publicis Groupe	3,363,027	0.8
24,593	Unibail	5,539,193	1.3
299,206	Other Securities	14,218,085	3.5
		44,437,520	10.8
	Germany: 6.4%
59,217	Adidas AG	5,047,450	1.2
50,011	Fresenius Medical Care AG & Co. KGaA	3,513,967	0.9
57,422	SAP AG	4,187,364	1.0
42,180	Siemens AG	4,249,990	1.0
245,339	Other Securities	9,225,007	2.3
		26,223,778	6.4
Shares			Value	Percentage of Net Assets
		Greece: 0.0%
9,837		Other Securities	$43,379	0.0
		Hong Kong: 2.2%
1,044,778		AIA Group Ltd.	4,120,048	1.0
215,762		Hong Kong Exchanges and Clearing Ltd.	3,541,228	0.9
610,000		Other Securities	1,177,571	0.3
			8,838,847	2.2
		India: 0.5%
358,773		Other Securities	1,880,614	0.5
		Ireland: 0.7%
97,261		Other Securities	3,091,832	0.7
		Israel: 2.2%
84,380	@	Check Point Software Technologies	3,757,441	0.9
127,423		Teva Pharmaceutical Industries Ltd. ADR	5,150,438	1.3
			8,907,879	2.2
		Italy: 1.3%
1,207,225		Snam Rete Gas S.p.A.	5,349,613	1.3
		Japan: 10.2%
46,100		Daito Trust Construction Co., Ltd.	4,653,190	1.1
46,103		Fanuc Ltd.	7,344,938	1.8
152,357		Komatsu Ltd.	3,192,586	0.8
1,590,924		Mitsubishi UFJ Financial Group, Inc.	7,197,289	1.8
107,804		Toyota Motor Corp.	4,156,616	1.0
569,512		Other Securities	15,227,500	3.7
			41,772,119	10.2
		Macau: 0.7%
816,400		Other Securities	3,051,791	0.7
		Malaysia: 0.1%
381,600		Other Securities	378,749	0.1
		Mexico: 0.9%
1,080,826		Other Securities	3,625,594	0.9
		Netherlands: 0.6%
84,400		Other Securities	2,398,985	0.6
		Norway: 0.5%
97,641		Other Securities	2,124,631	0.5

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Portugal: 0.3%
236,474		Other Securities	$1,189,542	0.3
		Russia: 0.2%
86,800		Other Securities	1,020,768	0.2
		South Korea: 2.8%
20,834		Hyundai Motor Co.	4,281,777	1.0
6,151		Samsung Electronics Co., Ltd.	7,381,431	1.8
			11,663,208	2.8
		Spain: 1.1%
266,011		Other Securities	4,443,933	1.1
		Sweden: 3.0%
117,046		Assa Abloy AB	3,899,472	1.0
100,993		Hennes & Mauritz AB	3,424,318	0.8
249,417		Other Securities	4,952,919	1.2
			12,276,709	3.0
		Switzerland: 8.1%
124,731		Julius Baer Group Ltd.	4,328,392	1.1
61,400		Nestle S.A.	3,898,177	1.0
61,808		Novartis AG	3,727,058	0.9
34,832		Roche Holding AG - Genusschein	6,709,521	1.6
61,389		Swiss Re Ltd.	4,247,957	1.0
123,326		Other Securities	10,392,737	2.5
			33,303,842	8.1
		Taiwan: 1.0%
1,641,000		Other Securities	4,319,002	1.0
		United Arab Emirates: 0.1%
139,404		Other Securities	407,186	0.1
		United Kingdom: 19.8%
434,283		BG Group PLC	8,063,347	2.0
643,783		BP PLC	4,597,679	1.1
147,691		British American Tobacco PLC	7,325,471	1.8
90,473		Carnival PLC	3,603,793	0.9
438,981		HSBC Holdings PLC	4,325,767	1.0
723,831		Kingfisher PLC	3,389,012	0.8
436,944		National Grid PLC	4,983,192	1.2
70,929		Reckitt Benckiser PLC	4,297,211	1.0
71,959		Rio Tinto PLC	3,594,842	0.9
33,020,896	@	Rolls-Royce Holdings PLC	6,446,103	1.6
168,880		Standard Chartered PLC	3,998,527	1.0
Shares		Value	Percentage of Net Assets
1,318,940	Vodafone Group PLC	$3,581,788	0.9
1,567,115	Other Securities	22,972,013	5.6
		81,178,745	19.8
	United States: 3.0%
64,971	Schlumberger Ltd.	4,517,434	1.1
44,900	Yum! Brands, Inc.	3,147,939	0.7
101,952	Other Securities	4,810,214	1.2
		12,475,587	3.0
	Total Common Stock (Cost $374,717,560)	387,381,056	94.4
PREFERRED STOCK: 1.0%
	Germany: 1.0%
19,025	Volkswagen AG	3,950,061	1.0
	Total Preferred Stock (Cost $3,298,114)	3,950,061	1.0
	Total Long-Term Investments (Cost $378,015,674)	391,331,117	95.4
SHORT-TERM INVESTMENTS: 13.2%
	Mutual Funds: 13.2%
54,026,593	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $54,026,593)	54,026,593	13.2
	Total Short-Term Investments (Cost $54,026,593)	54,026,593	13.2
	Total Investments in Securities (Cost $432,042,267)	$445,357,710	108.6
	Liabilities in Excess of Other Assets	(35,228,059)	(8.6)
	Net Assets	$410,129,651	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $435,361,074.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,964,937
Gross Unrealized Depreciation	(15,968,301)
Net Unrealized Appreciation	$9,996,636

See Accompanying Notes to Financial Statements
64

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	19.8%
Consumer Discretionary	15.9
Industrials	14.1
Health Care	9.6
Consumer Staples	9.0
Materials	7.8
Information Technology	7.8
Energy	7.6
Telecommunication Services	2.6
Utilities	1.2
Short-Term Investments	13.2
Liabilities in Excess of Other Assets	(8.6)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,409,508	$—	$6,409,508
Austria	—	1,236,103	—	1,236,103
Belgium	—	3,192,023	—	3,192,023
Brazil	13,073,651	1,778,760	—	14,852,411
Canada	19,681,414	—	—	19,681,414
China	2,616,093	18,336,510	—	20,952,603
Denmark	—	4,742,133	—	4,742,133
Finland	—	1,911,008	—	1,911,008
France	—	44,437,520	—	44,437,520
Germany	—	26,223,778	—	26,223,778
Greece	—	43,379	—	43,379
Hong Kong	—	8,838,847	—	8,838,847
India	—	1,880,614	—	1,880,614
Ireland	3,091,832	—	—	3,091,832
Israel	8,907,879	—	—	8,907,879
Italy	—	5,349,613	—	5,349,613
Japan	—	41,772,119	—	41,772,119
Macau	—	3,051,791	—	3,051,791
Malaysia	—	378,749	—	378,749
Mexico	3,625,594	—	—	3,625,594
Netherlands	2,398,985	—	—	2,398,985
Norway	—	2,124,631	—	2,124,631
Portugal	1,189,542	—	—	1,189,542
Russia	1,020,768	—	—	1,020,768
South Korea	—	11,663,208	—	11,663,208
Spain	—	4,443,933	—	4,443,933
Sweden	—	12,276,709	—	12,276,709
Switzerland	—	33,303,842	—	33,303,842
Taiwan	—	4,319,002	—	4,319,002
United Arab Emirates	407,186	—	—	407,186
United Kingdom	2,144,654	79,034,091	—	81,178,745
United States	12,475,587	—	—	12,475,587
Total Common Stock	70,633,185	316,747,871	—	387,381,056
Preferred Stock	—	3,950,061	—	3,950,061
Short-Term Investments	54,026,593	—	—	54,026,593
Total Investments, at fair value	$124,659,778	$320,697,932	$—	$445,357,710

See Accompanying Notes to Financial Statements
65

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$176,877	$—	$176,877
Total Assets	$124,659,778	$320,874,809	$—	$445,534,587
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(60,654)	$—	$(60,654)
Total Liabilities	$—	$(60,654)	$—	$(60,654)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

At October 31, 2012, the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	EU Euro	3,403,100	Buy	11/08/12	$4,471,878	$4,411,224	$(60,654)
State Street Bank	EU Euro	1,954,100	Buy	11/08/12	2,467,393	2,532,976	65,583
							$4,929
State Street Bank	EU Euro	8,036,700	Sell	11/08/12	10,528,760	10,417,466	111,294
							$111,294

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$176,877
Total Asset Derivatives		$176,877
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$60,654
Total Liability Derivatives		$60,654

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,190,858
Total	$1,190,858
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(172,132)
Total	$(172,132)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
66

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND   AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Australia: 6.2%
367,181		Aristocrat Leisure Ltd.	$1,073,244	0.6
146,579		Brambles Ltd.	1,103,705	0.7
30,998		Cochlear Ltd.	2,289,267	1.4
631,568		Other Securities (a)	5,727,571	3.5
			10,193,787	6.2
		Belgium: 0.9%
23,527		Other Securities	1,445,596	0.9
		Brazil: 2.4%
6,200		Itau Unibanco Holding S.A.	90,662	0.1
70,200		Itau Unibanco Holding SA ADR	1,023,516	0.6
306,300		Other Securities	2,777,007	1.7
			3,891,185	2.4
		Canada: 1.7%
92,200		Other Securities	2,798,548	1.7
		China: 4.2%
33,603	L	Mindray Medical International Ltd. ADR	1,142,838	0.7
1,804,272		Other Securities	5,828,299	3.5
			6,971,137	4.2
		Denmark: 3.9%
32,620		Carlsberg A/S	2,815,697	1.7
12,632		Novo-Nordisk A/S	2,025,106	1.2
53,451		Other Securities	1,545,541	1.0
			6,386,344	3.9
		Finland: 1.2%
26,964	L	Kone OYJ	1,933,555	1.2
		France: 4.1%
29,113		Total S.A.	1,466,420	0.9
134,400		Other Securities	5,321,738	3.2
			6,788,158	4.1
		Germany: 2.8%
84,160		Other Securities	4,602,538	2.8
		Hong Kong: 4.3%
390,000		Cafe de Coral Holdings Ltd.	1,153,389	0.7
51,000		Jardine Strategic Holdings Ltd.	1,851,269	1.1
810,000		Li & Fung Ltd.	1,351,213	0.8
532,500		Other Securities	2,758,961	1.7
			7,114,832	4.3
Shares			Value	Percentage of Net Assets
		India: 1.5%
316,349		Other Securities	$2,419,463	1.5
		Indonesia: 0.4%
431,338		Other Securities	626,596	0.4
		Ireland: 0.3%
7,500		Other Securities	505,575	0.3
		Israel: 0.4%
126,604		Other Securities (a)	611,497	0.4
		Italy: 1.4%
44,559		Exor SpA	1,149,937	0.7
108,782		Fiat Industrial SpA	1,179,080	0.7
			2,329,017	1.4
		Japan: 12.5%
58,800		Asahi Group Holdings, Ltd.	1,342,003	0.8
4,900		Fast Retailing Co., Ltd.	1,091,083	0.7
248		Inpex Holdings, Inc.	1,412,823	0.8
52,000		Kao Corp.	1,460,762	0.9
86,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,466,936	0.9
77,300		Namco Bandai Holdings, Inc.	1,214,618	0.7
26,500		Sankyo Co., Ltd.	1,200,617	0.7
85,100		THK Co., Ltd.	1,414,727	0.9
410,958		Other Securities	9,974,583	6.1
			20,578,152	12.5
		Malaysia: 0.4%
272,800	#,@	Astro Malaysia Holdings Bhd	242,708	0.2
152,400		Other Securities	380,873	0.2
			623,581	0.4
		Mexico: 0.2%
11,232		Other Securities	348,703	0.2
		Netherlands: 1.2%
74,731		Other Securities	1,990,031	1.2
		Norway: 0.8%
44,027		Other Securities	1,356,246	0.8
		Oman: 0.1%
82,779		Other Securities	117,479	0.1

See Accompanying Notes to Financial Statements
67

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND   AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Portugal: 0.1%
11,375		Other Securities	$199,130	0.1
		Russia: 0.4%
54,506		Other Securities	727,045	0.4
		Singapore: 0.9%
95,775		United Overseas Bank Ltd.	1,428,271	0.9
		South Africa: 0.7%
157,170		Clicks Group Ltd.	1,084,304	0.6
16,414		Other Securities	123,926	0.1
			1,208,230	0.7
		South Korea: 1.8%
3,644		Samsung Electronics Co., Ltd. GDR	2,208,262	1.3
2,402		Other Securities	755,138	0.5
			2,963,400	1.8
		Spain: 1.2%
218,062		Distribuidora Internacional de Alimentacion SA	1,321,047	0.8
19,565		Other Securities	741,437	0.4
			2,062,484	1.2
		Sweden: 5.7%
11,263		Atlas Copco AB - Class A	276,971	0.2
115,789		Atlas Copco AB - Class B	2,539,047	1.5
62,484		Kinnevik Investment AB	1,195,716	0.7
63,571		Scania AB - B Shares	1,212,976	0.7
70,727		Svenska Handelsbanken AB	2,427,153	1.5
82,855		Other Securities	1,738,351	1.1
			9,390,214	5.7
		Switzerland: 9.7%
45,566		Credit Suisse Group	1,059,654	0.6
6,682	@	Mettler Toledo International, Inc.	1,131,730	0.7
52,521		Nestle S.A.	3,334,465	2.0
16,839		Roche Holding AG - Genusschein	3,243,616	2.0
9,476		Schindler Holding AG	1,250,610	0.8
71,067		UBS AG - Reg	1,066,261	0.6
68,375		Other Securities	4,879,306	3.0
			15,965,642	9.7
Shares			Value	Percentage of Net Assets
		Taiwan: 1.4%
205,000		Taiwan Semiconductor Manufacturing Co., Ltd.	$624,647	0.4
69,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,098,690	0.7
83,969		Other Securities	511,558	0.3
			2,234,895	1.4
		Turkey: 1.2%
369,175		Turkiye Garanti Bankasi A/S	1,763,904	1.1
5,452		Other Securities	253,269	0.1
			2,017,173	1.2
		United Arab Emirates: 0.3%
42,795		Other Securities	506,198	0.3
		United Kingdom: 19.9%
41,907	@	ASOS PLC	1,529,019	0.9
90,016		BG Group PLC	1,671,330	1.0
76,995		BHP Billiton PLC	2,467,805	1.5
113,000		Hargreaves Lansdown PLC	1,348,577	0.8
35,000		Imperial Tobacco Group PLC	1,323,690	0.8
45,933		Intertek Group PLC	2,093,743	1.3
149,042		John Wood Group PLC	2,048,549	1.2
48,090		Johnson Matthey PLC	1,749,933	1.1
224,510	@	Mitchells & Butlers PLC	1,187,950	0.7
61,113		Rightmove PLC	1,591,011	1.0
101,863		Standard Chartered PLC	2,411,783	1.5
43,246		Unilever PLC	1,613,226	1.0
4,285,663		Other Securities	11,693,162	7.1
			32,729,778	19.9
		United States: 2.9%
39,306		Coca-Cola Enterprises, Inc.	1,235,781	0.8
96,260		Other Securities	3,479,016	2.1
			4,714,797	2.9
		Total Common Stock (Cost $154,543,462)	159,779,277	97.1
PREFERRED STOCK: 0.0%
		United States: 0.0%
911		Other Securities	17,992	0.0
		Total Preferred Stock (Cost $29,991)	17,992	0.0
		Total Long-Term Investments (Cost $154,573,453)	159,797,269	97.1

See Accompanying Notes to Financial Statements
68

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND   AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Securities Lending Collateralcc(1): 1.5%
$1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $1,020,000, due 11/15/12-09/20/62)	$1,000,000	0.6
413,871	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $413,875, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $422,148, due 01/15/14-11/01/42)	413,871	0.3
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $1,020,000, due 07/15/15-02/15/41)	1,000,000	0.6
		2,413,871	1.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.7%
9,451,601	T. Rowe Price Reserve Investment Fund (Cost $9,451,601)	$9,451,601	5.7
	Total Short-Term Investments (Cost $11,865,472)	11,865,472	7.2
	Total Investments in Securities (Cost $166,438,925)	$171,662,741	104.3
	Liabilities in Excess of Other Assets	(7,060,391)	(4.3)
	Net Assets	$164,602,350	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $167,519,800.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,270,948
Gross Unrealized Depreciation	(10,128,007)
Net Unrealized Appreciation	$4,142,941
Sector Diversification	Percentage of Net Assets
Consumer Discretionary	17.9%
Financials	17.8
Industrials	17.2
Consumer Staples	13.3
Health Care	11.2
Energy	7.1
Materials	5.7
Information Technology	5.1
Telecommunication Services	1.7
Utilities	0.1
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(4.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
69

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/12
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$10,193,787	$—	$10,193,787
Belgium	—	1,445,596	—	1,445,596
Brazil	2,867,669	1,023,516	—	3,891,185
Canada	2,798,548	—	—	2,798,548
China	3,003,577	3,967,560	—	6,971,137
Denmark	—	6,386,344	—	6,386,344
Finland	—	1,933,555	—	1,933,555
France	—	6,788,158	—	6,788,158
Germany	—	4,602,538	—	4,602,538
Hong Kong	—	7,114,832	—	7,114,832
India	—	2,419,463	—	2,419,463
Indonesia	445,627	180,969	—	626,596
Ireland	505,575	—	—	505,575
Israel	611,497	—	—	611,497
Italy	—	2,329,017	—	2,329,017
Japan	894,313	19,683,839	—	20,578,152
Malaysia	242,708	380,873	—	623,581
Mexico	—	348,703	—	348,703
Netherlands	—	1,990,031	—	1,990,031
Norway	—	1,356,246	—	1,356,246
Oman	—	117,479	—	117,479
Portugal	—	199,130	—	199,130
Russia	501,776	225,269	—	727,045
Singapore	—	1,428,271	—	1,428,271
South Africa	—	1,208,230	—	1,208,230
South Korea	—	2,963,400	—	2,963,400
Spain	—	2,062,484	—	2,062,484
Sweden	—	9,390,214	—	9,390,214
Switzerland	1,131,730	14,833,912	—	15,965,642
Taiwan	1,098,690	1,136,205	—	2,234,895
Turkey	—	2,017,173	—	2,017,173
United Arab Emirates	—	506,198	—	506,198
United Kingdom	—	32,729,778	—	32,729,778
United States	4,627,107	—	87,690	4,714,797
Total Common Stock	18,728,817	140,962,770	87,690	159,779,277
Preferred Stock	—	—	17,992	17,992
Short-Term Investments	9,451,601	2,413,871	—	11,865,472
Total Investments, at fair value	$28,180,418	$143,376,641	$105,682	$171,662,741

(1)  For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $940,693 and $706,456 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements
70

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF OCTOBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$2,119
Total	$2,119
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$3,916
Total	$3,916

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
71

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2012 were as follows:

Fund Name	Type	Per Share Amount
ING Emerging Markets Equity Fund
Class A	NII	$0.1072
Class C	NII	$0.0589
Class I	NII	$0.1204
Class R	NII	$0.0844
Class W	NII	$0.1206
All Classes	STCG	$0.0206
All Classes	LTCG	$0.0288
ING Global Equity Dividend Fund
Class A	NII	$0.2413
Class B	NII	$0.1624
Class C	NII	$0.1666
Class I	NII	$0.2799
Class O	NII	$0.2413
Class W	NII	$0.2631
Fund Name	Type	Per Share Amount
ING Global Natural Resources Fund
Class A	NII	$0.0132
Class I	NII	$0.0157
Class W	NII	$0.0159
ING International Core Fund
Class I	NII	$0.0783
ING International Growth Fund
Class I	NII	$0.1470
Class I	STCG	$0.0374

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended October 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Global Equity Dividend	67.33%
Global Natural Resources	100.00%
International Core	0.86%
International Growth	1.01%

For the year ended October 31, 2012, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Emerging Markets Equity	92.38%
Global Equity Dividend	100.00%
Global Natural Resources	100.00%
International Core	100.00%
International Growth	92.99%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

International Growth	1.14%

Pursuant to Internal Revenue Code Section 871(k)(2), the following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends:

Emerging Markets Equity
International Growth

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Equity	$180,145	$0.0083	96.13%
Global Equity Dividend	$100,480	$0.0151	66.49%
Global Opportunities	$77,306	$0.0220	85.33%
Greater China	$81,731	$0.0423	82.93%
International Core	$576,960	$0.0131	89.67%
International Growth	$215,022	$0.0129	94.27%

*  None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

72

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	138	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008).	138	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007 - Present	Retired.	138	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

73

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are "Interested Persons":
Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired.	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	174	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, as amended ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of November 30, 2012.

(3)  Messrs. Crispin and Matthews are deemed "Interested Persons" of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

74

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	May 1999 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investment Management, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).
Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

75

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (August 2003 - March 2012).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

76

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT

ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund)

ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund) had been sub-advised by ING Investment Management Asia/Pacific (Hong Kong) Limited ("IIM A/P") since its inception in December 2005. At a meeting of the Board held on September 6, 2012, the Board, including a majority of the independent trustees ("Independent Trustees"), determined to: (1) terminate IIM A/P as sub-adviser to the Fund effective November 15, 2012; (2) appoint ING Investment Management Advisers, B. V. ("IIM BV") as sub-adviser to the Fund; (3) approve an interim sub-advisory agreement with IIM BV that became effective on November 15, 2012 (the "Interim Agreement"), under which IIM BV would serve as the sub-adviser to the Fund and provide day-to-day management services to the Fund for a period of up to 150 days; and (4) approve a new sub-advisory contract ("Sub-Advisory Contract") with IIM BV under which it would continue to serve as sub-adviser to the Fund upon expiration of the 150 day period of the Interim Agreement. The Sub-Advisory Contract is subject to shareholder approval and is expected to become effective on or about March 13, 2013. The Interim Agreement was put into place to bridge the period between the termination of IIM A/P and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the "Sub-Advisory Agreements") with IIM BV, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with IIM BV should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreements with IIM BV included the following: (1) IIM BV's presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) management's rationale for appointing IIM BV as the sub-adviser to the Fund including the turnover in the portfolio management teams for IIM A/P with respect to the Fund and the anticipated sale of

IIM A/P, (b) the performance of IIM BV in managing the ING (L) Invest Emerging Markets High Dividend strategy (the "IIMA Strategy"), which is managed in an investment style that is similar to its proposed management of the Fund, and (c) IIM BV's considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of IIM BV; (4) IIM BV's responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board's evaluation.

In reaching its decision to engage IIM BV, the Board, including a majority of the Non-Interested Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of ING Investments, LLC ("IIL") with respect to the reputation of IIM BV as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of IIM BV in the industry; (3) the nature, extent, and quality of the services to be provided by IIM BV under the proposed Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIM BV and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by IIM BV; (6) the costs for the services to be provided by IIM BV, including that the management fee rate would not change upon the appointment of IIM BV; (7) the sub-advisory fee rate payable by IIL to IIM BV; (8) IIM BV's operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of IIM BV in light of the Fund's investment objective and investor base; and (10) IIM BV's Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) IIM BV should be appointed to serve as sub-adviser to the Fund under the Sub-Advisory Agreements with IIL; (2) the sub-advisory fee rate payable by IIL to IIM BV is reasonable in the context of all factors considered by the Board; and

77

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(3) IIM BV maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund's Chief Compliance Officer that IIM BV's compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

78

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTEMERG (1012-122012)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $337,692 for year ended October 31, 2012 and $354,882 for year ended October 31, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $40,800 for the year ended October 31, 2012 and $40,800 for the year ended October 31, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $119,297 in the year ended October 31, 2012 and $111,980 in the year ended October 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,205 for the year ended October 31, 2012 and $38,880 for the year ended October 31, 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  November 17, 2011

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

____________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

____________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:

January 1, 2012 to December 31, 2012

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity Controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $351,837 for year ended October 31, 2012 and $50,106 for year ended October 31, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Australia: 10.0%
15,824,800		Centro Retail Australia	35,282,812	0.8
56,860,716		Dexus Property Group	58,034,242	1.3
8,582,705		Goodman Group	39,400,838	0.9
7,182,020		GPT Group	26,522,308	0.6
8,631,775		Investa Office Fund	26,608,920	0.6
22,636,858		Mirvac Group	35,318,565	0.8
12,487,334		Westfield Group	138,037,150	3.0
28,492,481		Westfield Retail Trust	91,491,908	2.0
		450,696,743		10.0

		Brazil: 0.2%
479,600		Sonae Sierra Brasil SA	8,028,557	0.2

		Canada: 2.0%
472,100		Boardwalk Real Estate Investment Trust	30,379,842	0.7
276,000		Calloway Real Estate Investment Trust	8,000,200	0.2
297,200		Canadian Real Estate Investment Trust	12,390,897	0.3
516,500		Primaris Retail Real Estate	12,106,398	0.2
978,900		RioCan Real Estate Investment Trust	26,698,609	0.6
		89,575,946		2.0

		China: 0.8%
14,206,000		China Overseas Land & Investment Ltd.	36,990,268	0.8

		France: 4.9%
323,409		Fonciere Des Regions	26,030,361	0.6
240,659		ICADE	21,659,491	0.5
1,063,119		Klepierre	39,434,416	0.8
116,020		Societe Immobiliere de Location pour l'Industrie et le Commerce	13,007,738	0.3
538,695		Unibail	121,332,719	2.7
		221,464,725		4.9

		Germany: 0.8%
304,400		Deutsche Wohnen AG	5,574,834	0.1
786,511		GSW Immobilien AG	32,328,779	0.7
		37,903,613		0.8

		Hong Kong: 10.9%
7,339,109		Cheung Kong Holdings Ltd.	108,175,243	2.4
4,237,100		Great Eagle Holding Co.	12,533,679	0.3
3,351,600		Hang Lung Group Ltd.	19,810,112	0.4
8,351,245		Hang Lung Properties Ltd.	28,916,948	0.7
796,994		Hongkong Land Holdings Ltd.	5,039,215	0.1
7,640,000		Kerry Properties Ltd.	37,877,242	0.8
16,154,900		Link Real Estate Investment Trust	80,279,415	1.8
9,577,900		New World Development Ltd.	14,736,386	0.3
26,893,086		Sino Land Co.	47,978,805	1.1
5,453,000		Sun Hung Kai Properties Ltd.	75,381,948	1.7
6,005,000		Swire Properties Ltd.	18,553,643	0.4
5,692,346		Wharf Holdings Ltd.	38,812,138	0.9
		488,094,774		10.9

		Japan: 14.3%
4,180		Advance Residence Investment Corp.	9,063,285	0.2
577,700		Daito Trust Construction Co., Ltd.	58,311,227	1.3
715,000		Daiwa House Industry Co., Ltd.	10,843,143	0.2
5,765		Japan Real Estate Investment Corp.	57,726,759	1.3
20,106		Japan Retail Fund Investment Corp.	36,654,964	0.8
3,487		Kenedix Realty Investment Corp.	11,911,002	0.3
9,126,423		Mitsubishi Estate Co., Ltd.	180,617,009	4.0
7,334,888		Mitsui Fudosan Co., Ltd.	148,273,011	3.3
2,058		Nippon Accommodations Fund, Inc.	14,622,590	0.3
2,287		Nippon Building Fund, Inc.	24,569,757	0.6
1,306,100		Sumitomo Realty & Development Co., Ltd.	36,090,304	0.8
8,637,000		Tokyo Tatemono Co., Ltd.	35,547,303	0.8
14,908		United Urban Investment Corp.	17,925,025	0.4
		642,155,379		14.3

		Netherlands: 0.2%
220,268		Eurocommercial Properties NV	8,638,023	0.2

		Singapore: 4.8%
2,405,000		Ascendas Real Estate Investment Trust	4,640,319	0.1
42,364,000	L	CapitaCommercial Trust	54,355,186	1.2
18,506,158		CapitaLand Ltd.	49,284,654	1.1
24,119,991		CapitaMall Trust	41,500,839	1.0
3,464,900		Frasers Centrepoint Trust	5,537,713	0.1
19,688,600		Global Logistic Properties Ltd.	41,308,517	0.9
5,932,000		Keppel Land Ltd.	16,431,635	0.4
		213,058,863		4.8

		Sweden: 0.7%
1,332,777		Castellum AB	17,864,772	0.4
1,054,423		Hufvudstaden AB	13,392,512	0.3
		31,257,284		0.7

		Switzerland: 0.6%
275,052		PSP Swiss Property AG	25,259,867	0.6

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 5.2%
2,260,647	British Land Co. PLC	19,309,881	0.4
1,064,770	Derwent Valley Holdings PLC	35,432,763	0.8
4,322,492	Great Portland Estates PLC	32,640,915	0.7
8,215,673	Hammerson PLC	62,650,330	1.4
5,759,553	Land Securities Group PLC	74,847,197	1.7
5,220,030	Safestore Holdings Ltd.	9,203,096	0.2
		234,084,182	5.2

	United States: 43.1%
531,800	American Tower Corp.	40,039,222	0.9
598,008	AvalonBay Communities, Inc.	81,065,965	1.8
1,160,900	Boston Properties, Inc.	123,403,670	2.8
905,600	BRE Properties, Inc.	43,785,760	1.0
2,942,200	DDR Corp.	45,192,192	1.0
1,674,400	Douglas Emmett, Inc.	39,264,680	0.9
1,053,700	Equity Residential	60,492,917	1.3
370,100	Essex Property Trust, Inc.	55,515,000	1.2
387,500	Federal Realty Investment Trust	41,784,125	0.9
4,643,111	General Growth Properties, Inc.	91,283,562	2.0
1,778,329	HCP, Inc.	78,779,975	1.8
1,036,300	Health Care Real Estate Investment Trust, Inc.	61,587,309	1.4
584,300	Highwoods Properties, Inc.	18,843,675	0.4
7,040,435	Host Hotels & Resorts, Inc.	101,804,690	2.3
1,195,400	Kilroy Realty Corp.	53,087,714	1.2
3,409,900	Kimco Realty Corp.	66,561,248	1.5
1,594,575	Liberty Property Trust	56,001,474	1.2
1,706,741	Macerich Co.	97,284,237	2.2
700,200	Pebblebrook Hotel Trust	14,858,244	0.3
958,000	Post Properties, Inc.	46,759,980	1.0
2,521,802	ProLogis, Inc.	86,472,591	1.9
456,524	Public Storage, Inc.	63,287,922	1.4
1,372,020	Simon Property Group, Inc.	208,835,164	4.7
1,110,830	SL Green Realty Corp.	83,645,499	1.9
181,800	Starwood Hotels & Resorts Worldwide, Inc.	9,426,330	0.2
841,700	Tanger Factory Outlet Centers, Inc.	26,488,299	0.6
751,100	Taubman Centers, Inc.	58,998,905	1.3
3,040,055	UDR, Inc.	73,782,135	1.6
1,109,404	Ventas, Inc.	70,191,991	1.6
430,702	Vornado Realty Trust	34,546,607	0.8
		1,933,071,082	43.1

	Total Common Stock
	(Cost $3,414,289,781)	4,420,279,306	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc(1): 0.3%
3,007,283	Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $3,007,304, collateralized by various U.S. Government Agency Obligations, 2.185%-7.000%, Market Value plus accrued interest $3,067,429, due 10/01/20-12/01/47)	3,007,283	0.1
3,007,283	Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $3,007,309, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $3,067,429, due 11/15/12-09/20/62)	3,007,283	0.1
3,007,283	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $3,007,312, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $3,067,429, due 07/15/15-02/15/41)	3,007,283	0.1
3,007,283	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $3,007,310, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $3,067,429, due 01/01/27-10/20/42)	3,007,283	0.0

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
633,111	Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $633,115, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $645,773, due 02/15/13-11/15/28)	633,111	0.0
		12,662,243	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
61,694,779	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $61,694,779)	61,694,779	1.4

	Total Short-Term Investments
	(Cost $74,357,022)	74,357,022	1.7

	Total Investments in Securities (Cost $3,488,646,803)	$ 4,494,636,328	100.2
	Liabilities in Excess of Other Assets	(7,555,442)	(0.2)
	Net Assets	$ 4,487,080,886	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,794,623,567.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 852,224,750
Gross Unrealized Depreciation	(152,211,989)
Net Unrealized Appreciation	$ 700,012,761

REIT Diversification	Percentage of Net Assets
Retail REITs	29.8%
Diversified Real Estate Activities	16.6
Office REITs	12.7
Specialized REITs	9.7
Residential REITs	9.1
Diversified REITs	8.9
Real Estate Development	4.7
Real Estate Operating Companies	3.9
Industrial REITs	2.9
Hotels, Resorts & Cruise Lines	0.2
Short-Term Investments	1.7
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$450,696,743	$—	$450,696,743
Brazil	8,028,557	—	—	8,028,557
Canada	89,575,946	—	—	89,575,946
China	—	36,990,268	—	36,990,268
France	13,007,738	208,456,987	—	221,464,725
Germany	—	37,903,613	—	37,903,613
Hong Kong	—	488,094,774	—	488,094,774
Japan	—	642,155,379	—	642,155,379
Netherlands	—	8,638,023	—	8,638,023
Singapore	—	213,058,863	—	213,058,863
Sweden	—	31,257,284	—	31,257,284
Switzerland	—	25,259,867	—	25,259,867
United Kingdom	9,203,096	224,881,086	—	234,084,182
United States	1,933,071,082	—	—	1,933,071,082
Total Common Stock	2,052,886,419	2,367,392,887	—	4,420,279,306
Short-Term Investments	61,694,779	12,662,243	—	74,357,022
Total Investments, at fair value	$2,114,581,198	$2,380,055,130	$—	$4,494,636,328

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

4

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Australia: 16.3%
3,363,200	Centro Retail Australia	7,498,556	1.5
614,125	Challenger Diversified Property Group	1,638,364	0.3
683,300	Charter Hall Group	2,256,425	0.4
8,825,657	Dexus Property Group	9,007,806	1.8
4,467,624	FKP Property Group	1,025,767	0.2
1,616,644	Goodman Group	7,421,568	1.5
980,639	GPT Group	3,621,378	0.7
1,306,800	Investa Office Fund	4,028,434	0.8
128,600	Lend Lease Corp., Ltd.	1,154,544	0.2
5,458,317	Mirvac Group	8,516,196	1.7
958,800	Stockland	3,440,203	0.7
2,277,876	Westfield Group	25,180,035	4.9
2,547,490	Westfield Retail Trust	8,180,219	1.6
	82,969,495		16.3

	Austria: 0.8%
264,300	Atrium European Real Estate Ltd.	1,498,781	0.3
669,118	Immofinanz Immobilien Anlagen AG	2,586,511	0.5
	4,085,292		0.8

	Brazil: 0.4%
112,500	BR Malls Participacoes S.A.	1,478,915	0.3
32,500	Sonae Sierra Brasil SA	544,053	0.1
	2,022,968		0.4

	Canada: 3.6%
109,100	Boardwalk Real Estate Investment Trust	7,020,633	1.3
122,100	Dundee Real Estate Investment Trust	4,480,565	0.9
260,200	RioCan Real Estate Investment Trust	7,096,719	1.4
	18,597,917		3.6

	China: 0.9%
1,762,900	China Overseas Land & Investment Ltd.	4,590,324	0.9

	Finland: 0.2%
291,610	Citycon Oyj	955,153	0.2

	France: 8.3%
45,000	Fonciere Des Regions	3,621,935	0.7
28,283	Gecina S.A.	3,137,376	0.6
58,245	ICADE	5,242,094	1.0
178,791	Klepierre	6,631,919	1.3
14,038	Societe Immobiliere de Location pour l'Industrie et le Commerce	1,573,889	0.3
97,957	Unibail	22,063,299	4.4
	42,270,512		8.3

	Germany: 1.5%
38,000	Deutsche Euroshop AG	1,553,053	0.3
52,800	Deutsche Wohnen AG	966,988	0.2
113,409	GSW Immobilien AG	4,661,568	0.9
177,510	Prime Office REIT-AG	738,781	0.1
	7,920,390		1.5

	Hong Kong: 18.8%
1,159,965	Cheung Kong Holdings Ltd.	17,097,375	3.4
3,020,895	Hang Lung Properties Ltd.	10,460,125	2.0
1,167,000	Henderson Land Development Co., Ltd.	8,048,002	1.6
550,794	Hongkong Land Holdings Ltd.	3,482,547	0.7
990,600	Kerry Properties Ltd.	4,911,151	1.0
2,859,400	Link Real Estate Investment Trust	14,209,370	2.8
4,424,698	Sino Land Co.	7,893,915	1.5
1,390,800	Sun Hung Kai Properties Ltd.	19,226,336	3.8
1,366,000	Swire Properties Ltd.	4,220,529	0.8
892,285	Wharf Holdings Ltd.	6,083,869	1.2
	95,633,219		18.8

	Italy: 0.1%
1,179,920	Beni Stabili S.p.A.	663,116	0.1

	Japan: 24.1%
2,200	Advance Residence Investment Corp.	4,770,150	0.9
157,600	Aeon Mall Co., Ltd.	4,087,813	0.8
97,200	Daito Trust Construction Co., Ltd.	9,811,063	1.9
854	Japan Real Estate Investment Corp.	8,551,371	1.7
4,023	Japan Retail Fund Investment Corp.	7,334,274	1.4
914	Kenedix Realty Investment Corp.	3,122,069	0.6
1,504,400	Mitsubishi Estate Co., Ltd.	29,772,916	5.9
1,111,877	Mitsui Fudosan Co., Ltd.	22,476,328	4.4
745	Mori Hills REIT Investment Corp.	3,620,976	0.7
505	Nippon Accommodations Fund, Inc.	3,588,148	0.7
230	Nippon Building Fund, Inc.	2,470,942	0.5
530,100	Sumitomo Realty & Development Co., Ltd.	14,647,784	2.9
989,000	Tokyo Tatemono Co., Ltd.	4,070,428	0.8
3,823	United Urban Investment Corp.	4,596,684	0.9
	122,920,946		24.1

	Netherlands: 0.5%
22,612	Corio NV	1,007,312	0.2
38,910	Eurocommercial Properties NV	1,525,893	0.3
	2,533,205		0.5

	Philippines: 0.6%
50,000,000	Megaworld Corp.	2,966,619	0.6

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 10.1%
507,000	Ascendas Real Estate Investment Trust	978,229	0.2
7,498,900	CapitaCommercial Trust	9,621,473	1.9
3,275,637	CapitaLand Ltd.	8,723,509	1.7
3,375,683	CapitaMall Trust	5,808,198	1.1
3,250,000	CapitaMalls Asia Ltd.	4,904,297	1.0
3,616,600	Global Logistic Properties Ltd.	7,587,964	1.5
4,818,000	Mapletree Commercial Trust	4,769,611	0.9
4,237,400	Mapletree Industrial Trust	4,856,909	1.0
3,300,000	Suntec Real Estate Investment Trust	4,334,352	0.8
		51,584,542	10.1

	Sweden: 1.7%
323,196	Castellum AB	4,332,175	0.9
102,310	Fabege AB	1,016,104	0.2
245,473	Hufvudstaden AB	3,117,819	0.6
		8,466,098	1.7

	Switzerland: 1.7%
53,683	PSP Swiss Property AG	4,930,069	1.0
43,674	Swiss Prime Site AG	3,646,144	0.7
		8,576,213	1.7

	United Kingdom: 8.8%
673,730	British Land Co. PLC	5,754,833	1.1
559,100	Capital & Counties Properties PLC	2,042,275	0.4
78,493	Derwent Valley Holdings PLC	2,612,042	0.5
615,883	Great Portland Estates PLC	4,650,786	0.9
1,176,416	Hammerson PLC	8,971,006	1.8
995,082	Land Securities Group PLC	12,931,403	2.5
1,503,498	@ LXB Retail Properties PLC	2,790,231	0.6
1,138,457	Safestore Holdings Ltd.	2,007,140	0.4
406,479	Segro PLC	1,558,559	0.3
286,525	Unite Group Plc	1,311,844	0.3
		44,630,119	8.8

	Total Common Stock
	(Cost $380,005,215)	501,386,128	98.4

	Assets in Excess of Other Liabilities	8,036,389	1.6
	Net Assets	$ 509,422,517	100.0

@	Non-income producing security

Cost for federal income tax purposes is $456,171,810.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 80,447,520
Gross Unrealized Depreciation	(35,233,202)
Net Unrealized Appreciation	$ 45,214,318

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	27.4%
Retail REITs	24.4
Diversified REITs	13.1
Real Estate Operating Companies	12.7
Office REITs	8.3
Real Estate Development	6.6
Residential REITs	2.9
Industrial REITs	3.0
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: (1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$1,638,364	$81,331,131	$—	$82,969,495
Austria	—	4,085,292	—	4,085,292
Brazil	2,022,968	—	—	2,022,968
Canada	18,597,917	—	—	18,597,917
China	—	4,590,324	—	4,590,324
Finland	—	955,153	—	955,153
France	1,573,889	40,696,623	—	42,270,512
Germany	738,781	7,181,609	—	7,920,390
Hong Kong	—	95,633,219	—	95,633,219
Italy	—	663,116	—	663,116
Japan	—	122,920,946	—	122,920,946
Netherlands	—	2,533,205	—	2,533,205
Philippines	—	2,966,619	—	2,966,619
Singapore	—	51,584,542	—	51,584,542
Sweden	—	8,466,098	—	8,466,098
Switzerland	3,646,144	4,930,069	—	8,576,213
United Kingdom	4,797,371	39,832,748	—	44,630,119
Total Common Stock	33,015,434	468,370,694	—	501,386,128
Total Investments, at fair value	$33,015,434	$468,370,694	$—	$501,386,128

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $9,566,133 were transferred from Level 2 to Level 1 within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
ING DIVERSIFIED INTERNATIONAL FUND	AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.6%
97,000	iShares MSCI EAFE Value Index	4,471,700	4.6

	Total Exchange-Traded Funds
	(Cost $4,581,626)	4,471,700	4.6

MUTUAL FUNDS: 95.7%
	Affiliated Investment Companies: 95.7%
1,350,571	ING Emerging Markets Equity Fund - Class I	14,559,150	15.1
4,158,549	ING International Core Fund - Class I	38,882,434	40.2
1,967,449	ING International Growth Fund - Class I	19,418,723	20.1
131,492	ING International SmallCap Fund - Class I	4,883,616	5.0
1,426,281	ING International Value Fund - Class I	14,804,800	15.3

	Total Mutual Funds
	(Cost $87,838,597)	92,548,723	95.7

	Total Investments in Securities (Cost $92,420,223)	$97,020,423	100.3
	Liabilities in Excess of Other Assets	(288,309)	(0.3)
	Net Assets	$96,732,114	100.0

Cost for federal income tax purposes is $94,122,057.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 5,009,381
Gross Unrealized Depreciation	(2,111,015)
Net Unrealized Appreciation	$ 2,898,366

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$ 4,471,700	$ –	$ –	$ 4,471,700
Mutual Funds	92,548,723	–	–	92,548,723
Total Investments, at fair value	$ 97,020,423	$ –	$ –	$ 97,020,423

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

1

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.8%
		Azerbaijan: 0.1%
1,040,000		State Oil Co. of the Azerbaijan Republic, 5.450%, 02/09/17	1,125,998	0.1

		Brazil: 1.2%
1,250,000	#	Caixa Economica Federal, 3.500%, 11/07/22	1,255,125	0.2
420,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	451,500	0.1
80,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	87,600	0.0
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	518,750	0.1
950,000		Minerva Luxembourg SA, 12.250%, 02/10/22	1,135,250	0.1
685,000		Odebrecht Finance Ltd., 7.000%, 04/21/20	796,312	0.1
240,000	#	Odebrecht Finance Ltd., 7.500%, 09/29/49	258,000	0.0
1,270,000		Petrobras International Finance Co. - Pifco, 3.500%, 02/06/17	1,344,910	0.2
1,113,250	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,174,479	0.1
920,000		Vale Overseas Ltd., 4.625%, 09/15/20	995,944	0.1
1,150,000		Voto-Votorantim Overseas Trading Operations NV, 6.625%, 09/25/19	1,357,000	0.2
		9,374,870		1.2

		Cayman Islands: 0.2%
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	761,425	0.1
750,000		Seagate HDD Cayman, 6.875%, 05/01/20	785,625	0.1
		1,547,050		0.2

		Chile: 0.5%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	458,172	0.1
912,000		Empresa Nacional del Petroleo, 4.750%, 12/06/21	1,001,043	0.1
970,000		Empresa Nacional del Petroleo, 5.250%, 08/10/20	1,089,468	0.1
1,800,000	#	Telefonica Chile SA, 3.875%, 10/12/22	1,790,953	0.2
		4,339,636		0.5

		China: 0.1%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	659,232	0.1
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	324,882	0.0
		984,114		0.1

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,537,500	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	816,065	0.1
		2,353,565		0.3

		Hong Kong: 0.2%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 11/07/49	1,567,500	0.2

		India: 0.5%
2,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,406,975	0.3
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,113,025	0.1
800,000	#	State Bank of India/London, 4.125%, 08/01/17	819,522	0.1
		4,339,522		0.5

		Indonesia: 0.3%
2,500,000		Pertamina Persero PT, 6.000%, 05/03/42	2,831,250	0.3

		Ireland: 0.2%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,688	0.0
1,500,000	#	Brunswick Rail Finance Ltd., 6.500%, 11/01/17	1,528,908	0.2
		1,798,596		0.2

		Italy: 0.2%
914,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	943,705	0.1
277,000		Telecom Italia Capital SA, 6.175%, 06/18/14	294,491	0.1
		1,238,196		0.2

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	819,437	0.1

		Mexico: 2.9%
2,300,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	2,610,500	0.3
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	411,055	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,245,500	0.2
300,000		Pemex Project Funding Master Trust, 6.625%, 06/15/35	375,750	0.0
720,000		Pemex Project Funding Master Trust, 6.625%, 06/15/38	903,600	0.1
432,000		Petroleos Mexicanos, 4.875%, 01/24/22	484,920	0.1
1,936,000		Petroleos Mexicanos, 5.500%, 01/21/21	2,269,960	0.3
222,000		Petroleos Mexicanos, 5.500%, 06/27/44	242,535	0.0

See Accompanying Notes to Financial Statements

2

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Mexico: (continued)
636,000		Petroleos Mexicanos, 6.500%, 06/02/41	792,615	0.1
MXN 143,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	11,966,175	1.5
1,585,000		Sigma Alimentos SA de CV, 5.625%, 04/14/18	1,802,938	0.2
		23,105,548		2.9

		Netherlands: 0.3%
325,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	341,250	0.0
1,133,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	1,285,416	0.2
550,000		LyondellBasell Industries NV, 6.000%, 11/15/21	638,687	0.1
		2,265,353		0.3

		Russia: 1.2%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	453,600	0.0
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	806,295	0.1
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,580,144	0.3
800,000		RZD Capital Ltd., 5.700%, 04/05/22	891,040	0.1
1,375,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	1,371,244	0.2
600,000		SCF Capital Ltd., 5.375%, 10/27/17	607,518	0.1
1,300,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	1,293,825	0.2
1,400,000	#	VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/22	1,453,130	0.2
		9,456,796		1.2

		South Africa: 0.4%
100,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22	102,083	0.0
3,084,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	3,091,710	0.4
		3,193,793		0.4

		South Korea: 0.2%
700,000	#	Hyundai Capital America, 4.000%, 06/08/17	757,217	0.1
492,000	#	Korea Gas Corp., 6.250%, 01/20/42	675,825	0.1
		1,433,042		0.2

		Trinidad And Tobago: 0.2%
1,364,167		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,490,352	0.2

		Turkey: 0.4%
900,000	#	Akbank TAS, 5.000%, 10/24/22	918,405	0.1
400,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	410,000	0.1
1,700,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	1,742,500	0.2
		3,070,905		0.4

		United Arab Emirates: 0.5%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,290,600	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	849,852	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,864,732	0.2
		4,005,184		0.5

		United Kingdom: 0.3%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	687,543	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	263,437	0.0
300,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	319,875	0.0
325,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	350,188	0.1
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	725,035	0.1
		2,346,078		0.3

		United States: 13.8%
1,201,000		ACE INA Holdings, Inc., 5.900%, 06/15/19	1,493,634	0.2
565,000		AES Corp., 8.000%, 10/15/17	649,044	0.1
664,000		American International Group, Inc., 6.400%, 12/15/20	816,151	0.1
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	471,537	0.1
304,000		Alltel Corp., 7.000%, 03/15/16	364,705	0.0
625,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	546,875	0.1
132,000		Altria Group, Inc., 9.250%, 08/06/19	186,404	0.0
847,000		American Express Credit Corp., 2.750%, 09/15/15	893,425	0.1
1,871,000		American Express Credit Corp., 5.125%, 08/25/14	2,020,676	0.3
1,587,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	1,612,095	0.2
2,040,000		AT&T, Inc., 2.500%, 08/15/15	2,150,199	0.3
1,722,000		AT&T, Inc., 5.350%, 09/01/40	2,114,303	0.3
200,000		Bank of America Corp., 5.420%, 03/15/17	217,176	0.0
1,550,000		Bank of America Corp., 5.625%, 07/01/20	1,809,888	0.2
650,000		BB&T Corp., 5.700%, 04/30/14	698,669	0.1
65,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	67,762	0.0
500,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	543,750	0.1
1,000,000		Cablevision Systems Corp., 8.000%, 04/15/20	1,127,500	0.1
900,000		Case New Holland, Inc., 7.875%, 12/01/17	1,062,000	0.1

See Accompanying Notes to Financial Statements

3

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
1,000,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, 02/01/14	1,060,224	0.1
845,000		CF Industries, Inc., 6.875%, 05/01/18	1,038,427	0.1
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	508,750	0.1
275,000		Chesapeake Energy Corp., 6.625%, 08/15/20	290,125	0.0
520,000		Chesapeake Midstream Partners L.P. / CHKM Finance Corp., 6.125%, 07/15/22	552,500	0.1
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	239,375	0.0
848,000		Citigroup, Inc., 5.000%, 09/15/14	898,071	0.1
717,000		Citigroup, Inc., 6.010%, 01/15/15	789,694	0.1
304,000		Citigroup, Inc., 8.500%, 05/22/19	405,641	0.0
1,923,000		Comcast Corp., 5.700%, 05/15/18	2,343,174	0.3
718,000		Comcast Corp., 6.550%, 07/01/39	967,574	0.1
64,000		Commonwealth Edison Co., 4.700%, 04/15/15	69,935	0.0
150,000		Consol Energy, Inc., 8.000%, 04/01/17	159,750	0.0
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,182,500	0.1
500,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	538,750	0.1
831,000		CVS Caremark Corp., 6.125%, 09/15/39	1,115,526	0.1
1,226,000		Devon Energy Corp., 5.600%, 07/15/41	1,534,726	0.2
443,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	474,000	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	765,431	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	545,000	0.1
1,266,000		eBay, Inc., 2.600%, 07/15/22	1,294,504	0.2
411,000		Enbridge Energy Partners, 9.875%, 03/01/19	560,568	0.1
246,000		Energy Transfer Partners, 9.700%, 03/15/19	331,400	0.0
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,400,208	0.3
438,000		Entergy Texas, Inc., 7.125%, 02/01/19	556,560	0.1
597,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	783,290	0.1
651,000		Fifth Third Bancorp., 8.250%, 03/01/38	944,690	0.1
1,058,000		First Horizon National Corp., 5.375%, 12/15/15	1,160,527	0.1
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	552,531	0.1
500,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	636,916	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	634,500	0.1
605,000		General Electric Capital Corp., 2.250%, 11/09/15	626,682	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,792,073	0.3
1,601,000		General Electric Co., 2.700%, 10/09/22	1,611,696	0.2
1,566,000		Goldman Sachs Group, Inc./The, 5.250%, 07/27/21	1,751,372	0.2
735,000		HCA, Inc., 7.250%, 09/15/20	816,769	0.1
506,000		Hess Corp., 7.000%, 02/15/14	546,337	0.1
1,700,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,656,703	0.2
822,000		HSBC USA, Inc., 5.000%, 09/27/20	894,373	0.1
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,168,072	0.1
430,000		Indiana Michigan Power, 7.000%, 03/15/19	533,892	0.1
680,000		Jabil Circuit, Inc., 7.750%, 07/15/16	788,800	0.1
2,036,000		JPMorgan Chase & Co., 4.400%, 07/22/20	2,264,553	0.3
250,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	284,289	0.0
2,632,000		Kellogg Co., 4.000%, 12/15/20	2,964,837	0.4
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	550,818	0.1
1,154,000		Kraft Foods, Inc., 6.500%, 08/11/17	1,426,298	0.2
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	4,676,383	0.6
885,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	953,588	0.1
581,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	641,394	0.1
464,000		Metropolitan Edison, 7.700%, 01/15/19	588,728	0.1
1,148,000		Morgan Stanley, 4.100%, 01/26/15	1,196,148	0.1
535,000		Morgan Stanley, 7.300%, 05/13/19	644,221	0.1
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	387,575	0.0
1,314,000		NBCUniversal Media LLC, 2.875%, 04/01/16	1,394,055	0.2
711,000		Nevada Power Co., 7.125%, 03/15/19	931,433	0.1
774,000		News America, Inc., 6.900%, 03/01/19	972,855	0.1
252,000		Nisource Finance Corp., 6.125%, 03/01/22	310,468	0.0
2,334,000		Oracle Corp., 5.375%, 07/15/40	3,043,032	0.4
857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,213,395	0.1
480,000		Pioneer Natural Resources Co., 7.500%, 01/15/20	615,479	0.1

See Accompanying Notes to Financial Statements

4

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
735,000		Plains Exploration & Production Co., 7.625%, 04/01/20	779,100	0.1
1,245,000		Protective Life Corp., 8.450%, 10/15/39	1,671,333	0.2
598,000		Qwest Corp., 6.500%, 06/01/17	702,170	0.1
750,000		Rent-A-Center, Inc./TX, 6.625%, 11/15/20	814,688	0.1
800,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	856,000	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,215,500	0.2
554,000		Sempra Energy, 6.500%, 06/01/16	656,386	0.1
645,000		SLM Corp., 8.000%, 03/25/20	750,212	0.1
300,000		Smithfield Foods, Inc., 7.750%, 07/01/17	340,500	0.0
476,000		Southwestern Electric Power, 5.550%, 01/15/17	539,562	0.1
500,000		SPX Corp., 6.875%, 09/01/17	565,000	0.1
2,078,000		St. Jude Medical, Inc., 2.500%, 01/15/16	2,175,809	0.3
291,000	#	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	312,825	0.0
1,374,000		Symantec Corp., 4.200%, 09/15/20	1,461,609	0.2
950,000		Tenet Healthcare Corp., 10.000%, 05/01/18	1,087,750	0.1
633,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	694,490	0.1
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	932,003	0.1
937,000		Time Warner Cable, Inc., 6.750%, 06/15/39	1,251,915	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,854,016	0.2
479,000		Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	584,915	0.1
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	432,500	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	783,000	0.1
1,660,000		Viacom, Inc., 6.125%, 10/05/17	2,030,502	0.3
1,136,000		Walgreen Co., 3.100%, 09/15/22	1,157,980	0.1
1,010,000		WellPoint, Inc., 3.300%, 01/15/23	1,045,903	0.1
1,626,000		Wells Fargo & Co., 3.676%, 06/15/16	1,766,121	0.2
800,000		Windstream Corp., 7.000%, 03/15/19	823,000	0.1
210,000		Wyndham Worldwide Corp., 7.375%, 03/01/20	252,033	0.0
257,000		Xerox Corp., 4.250%, 02/15/15	273,133	0.0
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	815,850	0.1
		111,052,783		13.8

		Venezuela: 0.7%
3,919,100		Petroleos de Venezuela SA, 8.500%, 11/02/17	3,527,190	0.5
2,101,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,723,148	0.2
		5,250,338		0.7

	Total Corporate Bonds/Notes
	(Cost $183,238,500)	198,989,906		24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.6%
		United States: 7.6%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,723,184	0.2
1,898,855		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,913,416	0.2
265,596		Banc of America Funding Corp., 5.750%, 10/25/35	268,031	0.0
315,127		Banc of America Funding Corp., 5.750%, 11/25/35	317,371	0.0
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.190%, 09/10/47	702,537	0.1
905,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.323%, 07/10/43	930,235	0.1
1,211,552		Bear Stearns Adjustable Rate Mortgage Trust, 2.634%, 08/25/35	1,225,608	0.2
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,717,463	0.3
580,000	#	Bear Stearns Commercial Mortgage Securities, 5.539%, 04/12/38	568,648	0.1
1,491,573		Chase Mortgage Finance Corp., 5.220%, 12/25/35	1,465,670	0.2
8,097,130	^	Commercial Mortgage Pass Through Certificates, 2.265%, 05/15/45	1,153,447	0.2
6,715,000	^	Commercial Mortgage Pass Through Certificates, 2.382%, 11/15/45	980,635	0.1
1,734,575	#	Credit Suisse Mortgage Capital Certificates, 4.975%, 07/27/37	1,767,068	0.2
542,798		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	541,998	0.1
500,000		Credit Suisse Mortgage Capital Certificates, 5.677%, 06/15/39	571,016	0.1
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	764,686	0.1
881,965		CW Capital Cobalt Ltd., 5.724%, 05/15/46	880,005	0.1
557,426	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	559,951	0.1

See Accompanying Notes to Financial Statements

5

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,915,494		GE Capital Commercial Mortgage Corp., 4.839%, 05/10/43	1,914,753	0.2
1,925,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	1,930,579	0.2
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,677,558	0.2
310,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	309,792	0.0
22,145,586	^	JPMorgan Chase Commerical Mortgage Securities Corp., 1.449%, 08/15/46	1,694,974	0.2
710,937		JPMorgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	713,950	0.1
430,634	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	431,037	0.1
467,073		JPMorgan Mortgage Trust, 5.280%, 07/25/35	471,216	0.1
637,000		LB-UBS Commercial Mortgage Trust, 4.943%, 10/15/36	636,341	0.1
660,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	648,114	0.1
453,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	380,718	0.1
260,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	260,083	0.0
1,700,000		LB-UBS Commercial Mortgage Trust, 5.886%, 06/15/38	1,923,570	0.2
1,570,000		LB-UBS Commercial Mortgage Trust, 5.886%, 06/15/38	1,466,861	0.2
1,398,666		Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	1,416,153	0.2
1,119,771		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	1,152,744	0.2
1,520,000		Morgan Stanley Capital I, Inc., 5.397%, 06/15/38	1,542,998	0.2
1,390,000		Morgan Stanley Capital I, Inc., 5.576%, 04/12/49	1,431,323	0.2
1,310,000		Morgan Stanley Capital I, 5.302%, 01/14/42	1,340,698	0.2
1,330,000	#	Morgan Stanley Capital I, 5.421%, 01/13/41	1,331,228	0.2
1,814,757		Morgan Stanley Capital I, 5.576%, 04/12/49	1,869,678	0.2
2,650,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	2,697,386	0.3
960,000	#	RBSCF Trust, 5.305%, 01/16/49	978,868	0.1
514,836		Structured Adjustable Rate Mortgage Loan Trust, 5.366%, 11/25/34	518,767	0.1
1,079,403	+	Structured Asset Securities Corp., 4.550%, 02/25/34	1,093,495	0.1
12,000,000	#,^	UBS-Barclays Commercial Mortgage Trust, 2.210%, 08/10/49	1,691,051	0.2
1,096,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	1,093,269	0.1
2,368,000		Wachovia Bank Commercial Mortgage Trust, 5.750%, 06/15/49	2,735,023	0.3
11,270,000	#,^	Wells Fargo Commercial Mortgage Trust, 2.167%, 10/15/45	1,547,670	0.2
518,071		Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	536,649	0.1
293,374		Wells Fargo Mortgage Backed Securities Trust, 5.235%, 05/25/35	295,530	0.0
1,623,170		Wells Fargo Mortgage-Backed Securities Trust, 5.338%, 08/25/35	1,646,416	0.2
15,527,543	#,^	WF-RBS Commercial Mortgage Trust, 2.073%, 11/15/44	1,881,609	0.2
5,249,719	#,^	WF-RBS Commercial Mortgage Trust, 2.259%, 08/15/45	708,759	0.1

	Total Collateralized Mortgage Obligations
	(Cost $60,156,436)	61,019,829		7.6

FOREIGN GOVERNMENT BONDS: 37.6%
		Angola: 0.1%
1,000,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,122,500	0.1

		Argentina: 0.3%
4,372,957	+	Argentina Government International Bond, 2.500%, 12/31/38	1,432,143	0.2
906,236		Argentina Government International Bond, 7.000%, 10/03/15	754,442	0.1
		2,186,585		0.3

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	472,350	0.1

		Austria: 0.9%
EUR 4,940,000	#	Austria Government Bond, 3.200%, 02/20/17	7,092,017	0.9

		Belarus: 0.1%
650,000		Republic of Belarus, 8.950%, 01/26/18	651,625	0.1

		Bolivia: 0.0%
300,000	#	Bolivian Government International Bond, 4.875%, 10/29/22	302,250	0.0

		Brazil: 7.1%
BRL 101,729,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	52,223,180	6.5

See Accompanying Notes to Financial Statements

6

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Brazil: (continued)
4,519,000		Brazilian Government International Bond, 2.625%, 01/05/23	4,519,000	0.6
		56,742,180		7.1

		Canada: 1.0%
CAD 6,000,000		Canadian Government Bond, 1.500%, 03/01/17	6,055,089	0.7
CAD 1,600,000		Canadian Government Bond, 4.000%, 06/01/41	2,139,074	0.3
		8,194,163		1.0

		Chile: 0.2%
1,450,000		Chile Government International Bond, 3.625%, 10/30/42	1,421,000	0.2

		Colombia: 0.4%
1,247,000		Colombia Government International Bond, 6.125%, 01/18/41	1,708,390	0.2
1,206,000		Colombia Government International Bond, 7.375%, 09/18/37	1,869,300	0.2
		3,577,690		0.4

		Costa Rica: 0.1%
724,000		Costa Rica Government International Bond, 9.995%, 08/01/20	982,830	0.1

		Croatia: 0.2%
1,716,000		Croatia Government International Bond, 6.375%, 03/24/21	1,953,529	0.2

		Dominican Republic: 0.1%
400,000		Dominican Republic International Bond, 7.500%, 05/06/21	473,000	0.1

		Egypt: 0.0%
330,000		Egypt Government International Bond, 6.875%, 04/30/40	331,650	0.0

		El Salvador: 0.1%
927,000		El Salvador Government International Bond, 7.650%, 06/15/35	1,082,272	0.1

		France: 3.7%
EUR 22,800,000		France Government Bond OAT, 2.250%, 10/25/22	29,579,773	3.7

		Germany: 2.3%
EUR 6,470,000		Bundesobligation, 0.500%, 04/07/17	8,429,399	1.0
EUR 6,420,000		Bundesrepublik Deutschland, 1.750%, 07/04/22	8,553,732	1.1
EUR 1,150,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	1,553,369	0.2
EUR 40,000		Bundesschatzanweisungen, 0.250%, 03/14/14	52,023	0.0
		18,588,523		2.3

		Ghana: 0.1%
695,000		Republic of Ghana, 8.500%, 10/04/17	809,675	0.1

		Hungary: 0.3%
2,016,000		Hungary Government International Bond, 6.375%, 03/29/21	2,255,501	0.3

		Iraq: 0.1%
950,000		Republic of Iraq, 5.800%, 01/15/28	890,625	0.1

		Italy: 5.3%
EUR 15,200,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	20,643,724	2.5
EUR 16,388,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	22,358,473	2.8
		43,002,197		5.3

		Ivory Coast: 0.2%
1,540,000	±	Ivory Coast Government International Bond, 3.750%, 12/31/32	1,397,550	0.2

		Latvia: 0.1%
700,000		Republic of Latvia, 5.250%, 06/16/21	797,125	0.1

		Lebanon: 0.2%
1,750,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,767,500	0.2

		Lithuania: 0.3%
1,074,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	1,206,907	0.2
600,000		Lithuania Government International Bond, 6.625%, 02/01/22	744,750	0.1
255,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	316,519	0.0
		2,268,176		0.3

		Malaysia: 0.6%
MYR 13,940,000		Malaysia Government Bond, 4.392%, 04/15/26	4,951,089	0.6

		Mexico: 2.0%
MXN 181,500,000		Mexican Bonos, 7.750%, 11/13/42	15,881,458	2.0

		Netherlands: 1.6%
EUR 8,650,000	#	Netherlands Government Bond, 4.500%, 07/15/17	13,169,298	1.6

		Nigeria: 1.0%
NGN 785,000,000		Nigeria Government Bond, 15.100%, 04/27/17	5,317,968	0.7
NGN 335,000,000		Nigeria Government Bond, 16.000%, 06/29/19	2,399,347	0.3
		7,717,315		1.0

		Panama: 0.3%
1,245,000		Panama Government International Bond, 6.700%, 01/26/36	1,778,482	0.2

See Accompanying Notes to Financial Statements

7

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Panama: (continued)
181,000		Panama Government International Bond, 8.875%, 09/30/27	295,030	0.1
		2,073,512		0.3

		Peru: 0.3%
1,776,000		Peruvian Government International Bond, 5.625%, 11/18/50	2,308,800	0.3

		Philippines: 0.6%
3,779,000		Philippine Government International Bond, 4.000%, 01/15/21	4,246,651	0.5
711,000		Philippine Government International Bond, 6.375%, 01/15/32	975,848	0.1
		5,222,499		0.6

		Poland: 0.3%
1,498,000		Poland Government International Bond, 3.000%, 03/17/23	1,480,144	0.2
495,000		Poland Government International Bond, 5.000%, 03/23/22	578,006	0.1
		2,058,150		0.3

		Republic Of Serbia: 0.1%
1,000,000		Republic of Serbia, 7.250%, 09/28/21	1,072,500	0.1

		Romania: 0.1%
828,000		Romanian Government International Bond, 6.750%, 02/07/22	959,445	0.1

		Russia: 1.0%
RUB 126,333,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	4,217,477	0.5
600,000	#	Russian Foreign Bond - Eurobond, 3.250%, 04/04/17	638,214	0.1
1,200,000		Russian Foreign Bond - Eurobond, 5.625%, 04/04/42	1,444,560	0.2
1,123,750		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	1,425,252	0.2
		7,725,503		1.0

		Slovakia: 0.1%
400,000		Slovakia Government International Bond, 4.375%, 05/21/22	428,956	0.1

		Slovenia: 0.2%
1,700,000	#	Slovenia Government International Bond, 5.500%, 10/26/22	1,722,950	0.2

		South Africa: 3.0%
ZAR 128,256,000		South Africa Government Bond, 6.250%, 03/31/36	11,443,409	1.4
ZAR 112,400,000		South Africa Government Bond, 8.750%, 02/28/48	13,017,109	1.6
		24,460,518		3.0

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	541,688	0.1

		Sri Lanka: 0.2%
1,133,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	1,246,300	0.2

		Thailand: 0.2%
THB 51,500,000		Thailand Government Bond, 4.750%, 12/20/24	1,884,164	0.2

		Turkey: 0.9%
800,000		Turkey Government International Bond, 6.000%, 01/14/41	943,000	0.1
1,049,000		Turkey Government International Bond, 6.250%, 09/26/22	1,273,486	0.2
3,851,000		Turkey Government International Bond, 7.500%, 11/07/19	4,898,472	0.6
		7,114,958		0.9

		Ukraine: 0.5%
3,900,000		Ukraine Government International Bond, 9.250%, 07/24/17	4,272,723	0.5

		United Kingdom: 0.5%
GBP 100,000		United Kingdom Gilt, 1.750%, 01/22/17	168,689	0.0
GBP 100,000		United Kingdom Gilt, 2.250%, 03/07/14	165,697	0.0
GBP 1,690,000		United Kingdom Gilt, 4.500%, 12/07/42	3,467,098	0.5
		3,801,484		0.5

		Uruguay: 0.2%
712,000		Uruguay Government International Bond, 7.625%, 03/21/36	1,112,500	0.1
327,696	&	Uruguay Government International Bond, 7.875%, 01/15/33	511,206	0.1
		1,623,706		0.2

		Venezuela: 0.3%
2,351,200		Venezuela Government International Bond, 11.750%, 10/21/26	2,392,346	0.3

		Vietnam: 0.1%
550,000		Vietnam Government International Bond, 6.750%, 01/29/20	644,875	0.1

		Zambia: 0.1%
650,000	#	Zambia Government International Bond, 5.375%, 09/20/22	658,125	0.1

	Total Foreign Government Bonds
	(Cost $298,962,489)	301,874,648		37.6

See Accompanying Notes to Financial Statements

8

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 7.8%
		U.S. Treasury Bonds: 2.9%
24,252,000		2.750%, due 08/15/42	23,679,798	2.9

		U.S. Treasury Notes: 4.9%
11,130,100		0.250%, due 09/30/14	11,124,446	1.4
7,384,000		0.250%, due 10/15/15	7,356,310	0.9
7,486,000		0.625%, due 09/30/17	7,460,854	0.9
7,733,000		1.000%, due 09/30/19	7,668,360	1.0
5,840,000		1.625%, due 08/15/22	5,802,589	0.7
		39,412,559		4.9

	Total U.S. Treasury Obligations
	(Cost $63,004,121)	63,092,357		7.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.6%
		Federal Home Loan Mortgage Corporation: 3.7%##
6,437,264		0.664%, due 06/15/37	6,499,455	0.8
14,836,000		1.000%, due 09/29/17	14,959,643	1.9
1,500,000	Z	2.630%, due 11/29/19	1,261,465	0.2
5,153,556	^	5.000%, due 02/15/40	866,943	0.1
1,127,116		5.500%, due 11/15/32	1,252,863	0.1
9,001,022	^	5.836%, due 07/15/40	1,733,472	0.2
14,179,160	^	6.436%, due 02/15/41	3,155,677	0.4
		29,729,518		3.7

		Federal National Mortgage Association: 5.9%##
5,693,221		0.831%, due 12/25/36	5,759,749	0.7
6,000,000		1.250%, due 08/22/18	5,996,436	0.7
5,000,000	^^,Z	1.920%, due 10/09/19	4,380,180	0.5
10,976,000	W	3.000%, due 07/25/42	11,512,796	1.4
2,152,000	W	3.000%, due 09/25/42	2,246,150	0.3
505,165		4.500%, due 12/01/40	546,814	0.1
934,982		4.500%, due 12/01/40	1,012,067	0.1
808,172		4.500%, due 12/01/40	874,801	0.1
1,449,241		4.500%, due 01/01/41	1,568,723	0.2
1,205,116		4.500%, due 01/01/41	1,304,472	0.2
446,291		4.500%, due 09/01/41	483,922	0.1
10,103,634	^	5.000%, due 05/25/18	822,338	0.1
1,018,729		5.000%, due 07/25/34	1,056,204	0.1
1,248,758		5.000%, due 05/01/41	1,370,477	0.2
447,149		5.000%, due 06/01/41	490,734	0.1
830,785		6.000%, due 04/25/33	965,739	0.1
1,293,747		6.000%, due 12/01/37	1,459,841	0.2
4,800,333	^	6.239%, due 02/25/42	1,122,078	0.1
1,060,544		7.023%, due 08/25/37	1,227,841	0.2
28,788		7.523%, due 06/17/40	30,025	0.0
558,418		23.157%, due 07/25/35	715,477	0.1
1,212,928		32.397%, due 11/25/36	2,260,521	0.3
		47,207,385		5.9

		Government National Mortgage Association: 3.0%
2,912,744		0.731%, due 12/20/38	2,933,295	0.4
10,824,000	W	3.000%, due 08/15/42	11,453,991	1.4
6,455,207	^	4.000%, due 04/20/38	773,334	0.1
13,686,154	^	4.500%, due 12/20/37	1,557,387	0.2
1,059,425		4.500%, due 08/20/41	1,170,936	0.1
4,482,153	^	5.000%, due 11/20/39	584,424	0.1
10,898,989	^	5.000%, due 10/20/40	1,132,527	0.1
782,575		5.140%, due 10/20/60	907,542	0.1
518,931		5.288%, due 10/20/60	604,953	0.1
144,390		5.500%, due 03/20/39	159,646	0.0
1,423,671		21.365%, due 03/20/37	2,123,110	0.3
699,519		24.515%, due 04/16/37	1,015,296	0.1
		24,416,441		3.0

	Total U.S. Government Agency Obligations
	(Cost $98,870,155)	101,353,344		12.6

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.4%
		Interest Rate Swaptions: 0.3%
38,178,000	@	Call Swaption, Receive a fixed rate equal to 1.500% and pay a floating based on 3-month-USD-LIBOR, Exp. 11/29/12 Counterparty: Citigroup, Inc.	44,258	0.0
8,728,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	651,545	0.1
8,728,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	767,252	0.1
38,504,000	@	Put Swaption, Receive a fixed rate equal to 1.185% and pay a floating based on 3-month-USD-LIBOR, Exp. 01/31/13 Counterparty: Citigroup, Inc.	56,394	0.0
8,728,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	651,545	0.1
8,728,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	526,648	0.0
		2,697,642		0.3

		Options on Currencies: 0.1%
36,900,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275 Exp. 01/04/13 Counterparty: Barclays Bank PLC	252,242	0.0
37,600,000	@	JPY Put vs. USD Call Currency Option, Strike @ 80.500 Exp. 01/04/13 Counterparty: Deutsche Bank AG	309,774	0.1
15,200,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000 Exp. 01/16/13 Counterparty: Deutsche Bank AG	49,056	0.0

See Accompanying Notes to Financial Statements

9

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
22,800,000	@	ZAR Put vs. USD Call Currency Option, Strike @ 9.000 Exp. 11/30/12 Counterparty: Deutsche Bank AG	139,874	0.0
			750,946	0.1

		Total Purchased Options
		(Cost $4,400,952)	3,448,588	0.4

		Total Long-Term Investments
		(Cost $708,632,653)	729,778,672	90.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 14.8%
		Commercial Paper: 9.7%
6,500,000		Concord Minutemen Capital Co., 0.430%, 01/02/13	6,495,060	0.8
12,000,000		Crown Point Capital, 0.280%, 11/02/12	11,999,813	1.5
7,500,000		Devon Energy Corp., 0.330%, 11/09/12	7,499,381	0.9
1,384,000		General Mills Inc., 0.260%, 11/01/12	1,383,990	0.2
3,665,000		General Mills Inc., 0.270%, 11/19/12	3,664,487	0.5
1,600,000		General Mills Inc., 0.280%, 11/14/12	1,599,826	0.2
351,000		General Mills Inc., 0.270%, 11/20/12	350,947	0.0
7,500,000	Z	Kinder Morgan Energy, 0.430%, 11/06/12	7,499,463	0.9
8,000,000	Z	Kroger Co., 0.450%, 11/06/12	7,999,400	1.0
6,500,000		Potash Corp., 0.300%, 11/30/12	6,498,402	0.9
8,000,000		United HealthCare, 0.320%, 11/05/12	7,999,644	1.0
7,500,000		Verizon Global Funding Corp., 2.000%, 12/03/12	7,497,242	0.9
7,500,000		Weatherford International Ltd., 0.520%, 11/02/12	7,499,783	0.9
			77,987,438	9.7

		Foreign Government Bonds: 1.6%
MYR 40,500,000	Z	Bank Negara Malaysia Monetary Notes, 2.900%, 04/23/13
		(Cost $13,046,111)	13,112,640	1.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.5%
28,143,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $28,143,000)	28,143,000	3.5

		Total Short-Term Investments
		(Cost $119,176,549)	119,243,078	14.8

		Total Investments in Securities (Cost $827,809,202)	$849,021,750	105.6
		Liabilities in Excess of Other Assets	(45,041,119)	(5.6)
		Net Assets	$803,980,631	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.
±	Defaulted security
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Cost for federal income tax purposes is $829,383,111.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,516,791
Gross Unrealized Depreciation	(5,878,152)
Net Unrealized Appreciation	$19,638,639

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	37.6%
Collateralized Mortgage Obligations	8.2
U.S. Treasury Obligations	7.1
Federal National Mortgage Association	5.9
Financials	5.7
Energy	5.3
Federal Home Loan Mortgage Corporation	3.7
Government National Mortgage Association	3.0
Consumer Discretionary	2.1
Corporate Bonds/Notes	2.0

See Accompanying Notes to Financial Statements

10

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Utilities	1.7%
Consumer Staples	1.6
Telecommunication Services	1.5
Information Technology	1.3
Industrials	1.3
Health Care	0.9
Materials	0.8
U.S. Treasury Notes	0.7
Interest Rate Swaptions	0.3
Options on Currencies	0.1
Short-Term Investments	14.8
Liabilities in Excess of Other Assets	(5.6)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Purchased Options	$ –	$ 3,448,588	$ –	$ 3,448,588
Corporate Bonds/Notes	–	198,989,906	–	198,989,906
Collateralized Mortgage Obligations	–	61,019,829	–	61,019,829
Short-Term Investments	28,143,000	91,100,078	–	119,243,078
Foreign Government Bonds	–	301,874,648	–	301,874,648
U.S. Treasury Obligations	–	63,092,357	–	63,092,357
U.S. Government Agency Obligations	–	101,353,344	–	101,353,344
Total Investments, at fair value	$28,143,000	$820,878,750	$ –	$849,021,750
Other Financial Instruments+
Swaps	–	228,607	–	228,607
Futures	491,566	–	–	491,566
Forward Foreign Currency Contracts	–	15,056,820	–	15,056,820
Total Assets	$28,634,566	$836,164,177	$ –	$864,798,743
Liabilities Table
Other Financial Instruments+
Swaps	$ –	$ (8,501,863)	$ –	$ (8,501,863)
Futures	(632,379)	–	–	(632,379)
Written Options	–	(217,804)	–	(217,804)
Forward Foreign Currency Contracts	–	(11,560,519)	–	(11,560,519)
Total Liabilities	$ (632,379)	$ (20,280,186)	$ –	$ (20,912,565)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

At October 31, 2012, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	EU Euro	2,569,081	Buy	11/30/12	$ 3,332,000	$ 3,330,802	$ (1,198)
Barclays Bank PLC	EU Euro	833,401	Buy	11/30/12	1,083,515	1,080,501	(3,014)
Barclays Bank PLC	EU Euro	2,745,555	Buy	11/30/12	3,559,000	3,559,600	600
Barclays Bank PLC	EU Euro	11,826,810	Buy	11/30/12	15,497,000	15,333,406	(163,594)
Barclays Bank PLC	EU Euro	995,709	Buy	11/30/12	1,287,000	1,290,933	3,933
Barclays Bank PLC	Canadian Dollar	45,000	Buy	11/30/12	46,065	45,028	(1,037)
Barclays Bank PLC	EU Euro	5,678,353	Buy	11/30/12	7,403,000	7,361,960	(41,040)
Barclays Bank PLC	British Pound	179,783	Buy	01/11/13	289,587	290,058	471
Barclays Bank PLC	Russian Ruble	492,590,745	Buy	11/30/12	15,426,000	15,622,675	196,675
Barclays Bank PLC	British Pound	3,797,289	Buy	01/11/13	6,088,000	6,126,458	38,458
Barclays Bank PLC	Russian Ruble	1,815,371	Buy	11/30/12	55,257	57,575	2,318
Barclays Bank PLC	Canadian Dollar	2,863,668	Buy	11/30/12	2,876,000	2,865,416	(10,584)

See Accompanying Notes to Financial Statements

11

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	5,844,179	Buy	11/30/12	$ 7,222,891	$ 7,576,952	$ 354,061
Barclays Bank PLC	Canadian Dollar	14,055,300	Buy	11/30/12	14,174,207	14,063,879	(110,328)
Barclays Bank PLC	Swiss Franc	2,535,404	Buy	01/11/13	2,699,070	2,725,631	26,561
Barclays Bank PLC	Singapore Dollar	4,805,932	Buy	01/11/13	3,895,850	3,939,857	44,007
Citigroup, Inc.	South Korean Won	4,012,783,640	Buy	11/30/12	3,677,000	3,673,028	(3,972)
Citigroup, Inc.	Japanese Yen	438,912,146	Buy	11/30/12	5,502,000	5,499,429	(2,571)
Citigroup, Inc.	EU Euro	414,462	Buy	11/30/12	536,000	537,348	1,348
Citigroup, Inc.	Mexican Peso	15,057,145	Buy	11/30/12	1,157,000	1,146,425	(10,575)
Citigroup, Inc.	Japanese Yen	249,664,058	Buy	11/30/12	3,127,000	3,128,211	1,211
Citigroup, Inc.	South Korean Won	5,356,164	Buy	11/30/12	4,851	4,902	51
Citigroup, Inc.	Thai Baht	213,240,882	Buy	11/30/12	6,924,529	6,943,469	18,940
Citigroup, Inc.	Australian Dollar	2,573,194	Buy	11/30/12	2,651,000	2,664,562	13,562
Citigroup, Inc.	Canadian Dollar	2,441,617	Buy	11/30/12	2,457,000	2,443,107	(13,893)
Citigroup, Inc.	EU Euro	4,197,182	Buy	11/30/12	5,468,000	5,441,627	(26,373)
Citigroup, Inc.	EU Euro	1,697,765	Buy	11/30/12	2,197,000	2,201,145	4,145
Citigroup, Inc.	South Korean Won	6,512,741,700	Buy	11/30/12	5,829,000	5,961,320	132,320
Citigroup, Inc.	Czech Koruna	2,056,326	Buy	11/30/12	105,709	106,238	529
Citigroup, Inc.	South Korean Won	515,000,000	Buy	11/30/12	458,658	471,395	12,737
Citigroup, Inc.	Australian Dollar	2,350,873	Buy	11/30/12	2,436,000	2,434,346	(1,654)
Citigroup, Inc.	Norwegian Krone	28,764,745	Buy	01/11/13	4,972,000	5,031,777	59,777
Citigroup, Inc.	Norwegian Krone	14,748,484	Buy	01/11/13	2,593,000	2,579,932	(13,068)
Citigroup, Inc.	British Pound	3,078,918	Buy	01/11/13	4,948,000	4,967,455	19,455
Citigroup, Inc.	Russian Ruble	415,481,871	Buy	11/30/12	12,641,847	13,177,142	535,295
Citigroup, Inc.	Canadian Dollar	1,192,566	Buy	11/30/12	1,205,000	1,193,294	(11,706)
Citigroup, Inc.	British Pound	4,804,887	Buy	01/11/13	7,690,000	7,752,093	62,093
Citigroup, Inc.	Hungarian Forint	561,407,999	Buy	01/11/13	2,530,095	2,544,637	14,542
Citigroup, Inc.	Canadian Dollar	6,558,395	Buy	11/30/12	6,609,000	6,562,398	(46,602)
Citigroup, Inc.	EU Euro	23,118,622	Buy	11/30/12	28,996,000	29,973,191	977,191
Citigroup, Inc.	Canadian Dollar	3,511,060	Buy	11/30/12	3,533,000	3,513,203	(19,797)
Citigroup, Inc.	Hungarian Forint	3,660,148,689	Buy	01/11/13	16,686,180	16,589,982	(96,198)
Citigroup, Inc.	Israeli New Shekel	5,794,841	Buy	11/30/12	1,431,292	1,490,117	58,825
Citigroup, Inc.	Mexican Peso	103,614,429	Buy	11/30/12	7,769,055	7,889,023	119,968
Citigroup, Inc.	Polish Zloty	39,298,346	Buy	11/30/12	11,733,529	12,264,330	530,801
Citigroup, Inc.	EU Euro	1,804,562	Buy	11/30/12	2,235,000	2,339,606	104,606
Credit Suisse First Boston	South African Rand	188,911	Buy	11/30/12	21,692	21,691	(1)
Credit Suisse First Boston	EU Euro	4,713,031	Buy	11/30/12	6,117,000	6,110,423	(6,577)
Credit Suisse First Boston	Australian Dollar	913,335	Buy	11/30/12	937,533	945,765	8,232
Credit Suisse First Boston	Canadian Dollar	2,050,165	Buy	11/30/12	2,088,000	2,051,417	(36,583)
Credit Suisse First Boston	Turkish Lira	16,404,909	Buy	11/30/12	9,092,108	9,114,041	21,933
Credit Suisse First Boston	Canadian Dollar	2,428,393	Buy	11/30/12	2,501,000	2,429,876	(71,124)
Credit Suisse First Boston	EU Euro	10,261,999	Buy	11/30/12	13,325,000	13,304,636	(20,364)
Credit Suisse First Boston	Norwegian Krone	65,067,703	Buy	01/11/13	11,467,000	11,382,202	(84,798)
Credit Suisse First Boston	Mexican Peso	70,988,145	Buy	11/30/12	5,419,949	5,404,915	(15,034)
Credit Suisse First Boston	Norwegian Krone	29,709,338	Buy	01/11/13	5,184,000	5,197,013	13,013
Credit Suisse First Boston	Norwegian Krone	14,535,120	Buy	01/11/13	2,537,000	2,542,608	5,608
Credit Suisse First Boston	South African Rand	97,886,521	Buy	11/30/12	11,490,989	11,239,309	(251,680)
Credit Suisse First Boston	Norwegian Krone	42,639,455	Buy	01/11/13	7,453,000	7,458,860	5,860
Credit Suisse First Boston	British Pound	2,275,285	Buy	01/11/13	3,673,000	3,670,893	(2,107)
Credit Suisse First Boston	British Pound	5,564,962	Buy	01/11/13	9,035,000	8,978,381	(56,619)
Credit Suisse First Boston	Japanese Yen	183,318,320	Buy	11/30/12	2,314,000	2,296,920	(17,080)
Credit Suisse First Boston	Norwegian Krone	18,084,788	Buy	01/11/13	3,155,000	3,163,547	8,547
Credit Suisse First Boston	Danish Krone	11,481,481	Buy	01/11/13	1,982,294	1,997,821	15,527

See Accompanying Notes to Financial Statements

12

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	British Pound	1,760,128	Buy	01/11/13	$ 2,844,145	$ 2,839,750	$ (4,395)
Credit Suisse First Boston	Norwegian Krone	128,992,236	Buy	01/11/13	22,270,713	22,564,432	293,719
Credit Suisse First Boston	New Zealand Dollar	17,804,202	Buy	01/11/13	14,505,938	14,571,239	65,301
Credit Suisse First Boston	Swedish Krona	81,666,722	Buy	01/11/13	12,296,272	12,286,085	(10,187)
Deutsche Bank AG	South Korean Won	2,185,883,700	Buy	11/30/12	2,002,000	2,000,809	(1,191)
Deutsche Bank AG	Mexican Peso	19,146,957	Buy	11/30/12	1,465,218	1,457,816	(7,402)
Deutsche Bank AG	South Korean Won	6,523,078,500	Buy	11/30/12	5,949,000	5,970,781	21,781
Deutsche Bank AG	EU Euro	4,598,973	Buy	11/30/12	6,002,000	5,962,548	(39,452)
Deutsche Bank AG	Canadian Dollar	7,474,147	Buy	11/30/12	7,612,000	7,478,709	(133,291)
Deutsche Bank AG	South African Rand	121,354,989	Buy	11/30/12	13,790,752	13,933,955	143,203
Deutsche Bank AG	EU Euro	12,042,609	Buy	11/30/12	15,592,000	15,613,190	21,190
Deutsche Bank AG	Russian Ruble	225,491,200	Buy	11/30/12	7,210,412	7,151,527	(58,885)
Deutsche Bank AG	EU Euro	5,809,453	Buy	11/30/12	7,572,000	7,531,930	(40,070)
Deutsche Bank AG	Russian Ruble	1,219,790	Buy	11/30/12	39,023	38,686	(337)
Deutsche Bank AG	South African Rand	46,713,962	Buy	11/30/12	5,442,356	5,363,687	(78,669)
Deutsche Bank AG	Turkish Lira	23,093,908	Buy	11/30/12	12,799,422	12,830,234	30,812
Deutsche Bank AG	Australian Dollar	10,927,854	Buy	11/30/12	11,269,000	11,315,876	46,876
Deutsche Bank AG	Mexican Peso	33,845,927	Buy	11/30/12	2,621,185	2,576,971	(44,214)
Deutsche Bank AG	Polish Zloty	28,234,122	Buy	11/30/12	8,790,000	8,811,378	21,378
Deutsche Bank AG	Australian Dollar	1,922,482	Buy	11/30/12	2,002,000	1,990,745	(11,255)
Deutsche Bank AG	Canadian Dollar	5,352,722	Buy	11/30/12	5,480,000	5,355,989	(124,011)
Deutsche Bank AG	Canadian Dollar	14,643,344	Buy	11/30/12	14,991,000	14,652,282	(338,718)
Deutsche Bank AG	Japanese Yen	262,389,375	Buy	11/30/12	3,375,000	3,287,655	(87,345)
Deutsche Bank AG	South African Rand	146,120,205	Buy	11/30/12	17,787,000	16,777,491	(1,009,509)
Deutsche Bank AG	EU Euro	11,154,606	Buy	11/30/12	14,071,112	14,461,898	390,786
Deutsche Bank AG	Indian Rupee	868,528,403	Buy	12/14/12	15,911,485	16,005,672	94,187
Deutsche Bank AG	Indian Rupee	485,418,400	Buy	12/14/12	8,858,000	8,945,531	87,531
Deutsche Bank AG	Russian Ruble	600,000,000	Buy	11/30/12	18,248,175	19,029,194	781,019
Deutsche Bank AG	South African Rand	77,543,799	Buy	11/30/12	9,098,405	8,903,562	(194,843)
Deutsche Bank AG	South African Rand	93,217,000	Buy	11/30/12	10,950,656	10,703,156	(247,500)
Deutsche Bank AG	Argentine Peso	37,657,690	Buy	01/11/13	7,577,000	7,457,236	(119,764)
Deutsche Bank AG	Australian Dollar	2,616,961	Buy	11/30/12	2,706,000	2,709,882	3,882
Deutsche Bank AG	Chilean Peso	982,779,818	Buy	01/11/13	2,074,200	2,021,357	(52,843)
Deutsche Bank AG	Taiwan New Dollar	20,475,156	Buy	11/30/12	682,505	700,844	18,339
Deutsche Bank AG	EU Euro	38,305,235	Buy	11/30/12	47,271,801	49,662,568	2,390,767
Deutsche Bank AG	Japanese Yen	8,382,131,480	Buy	11/30/12	105,641,584	105,025,422	(616,162)
Deutsche Bank AG	South Korean Won	3,594,450,378	Buy	11/30/12	3,145,934	3,290,114	144,180
Deutsche Bank AG	Malaysian Ringgit	16,220,005	Buy	11/30/12	5,156,246	5,312,460	156,214
Deutsche Bank AG	Turkish Lira	11,943,055	Buy	11/30/12	6,532,378	6,635,178	102,800
HSBC	Colombian Peso	12,244,682,400	Buy	11/30/12	6,774,000	6,659,188	(114,812)
HSBC	South Korean Won	13,066,649,750	Buy	11/30/12	11,605,000	11,960,320	355,320
HSBC	Australian Dollar	7,196,276	Buy	11/30/12	7,339,000	7,451,798	112,798
HSBC	Australian Dollar	7,196,629	Buy	11/30/12	7,339,000	7,452,164	113,164
HSBC	Australian Dollar	8,529,159	Buy	11/30/12	8,748,000	8,832,008	84,008
JPMorgan Chase & Co.	South Korean Won	2,887,176,200	Buy	11/30/12	2,645,000	2,642,724	(2,276)
JPMorgan Chase & Co.	Canadian Dollar	12,047,181	Buy	11/30/12	12,046,000	12,054,534	8,534
JPMorgan Chase & Co.	EU Euro	9,248,438	Buy	11/30/12	11,933,000	11,990,558	57,558
JPMorgan Chase & Co.	EU Euro	2,035,066	Buy	11/30/12	2,629,672	2,638,454	8,782
JPMorgan Chase & Co.	Turkish Lira	109,450	Buy	11/30/12	60,487	60,807	320
JPMorgan Chase & Co.	Australian Dollar	3,285,095	Buy	11/30/12	3,393,000	3,401,740	8,740
JPMorgan Chase & Co.	Japanese Yen	240,548,260	Buy	11/30/12	3,012,000	3,013,993	1,993
JPMorgan Chase & Co.	Russian Ruble	322,451,788	Buy	11/30/12	10,324,239	10,226,663	(97,576)
JPMorgan Chase & Co.	EU Euro	3,978,466	Buy	11/30/12	5,210,000	5,158,063	(51,937)
JPMorgan Chase & Co.	Canadian Dollar	7,482,497	Buy	11/30/12	7,612,000	7,487,064	(124,936)
JPMorgan Chase & Co.	Mexican Peso	238,633,675	Buy	11/30/12	18,503,286	18,169,155	(334,131)

See Accompanying Notes to Financial Statements

13

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Australian Dollar	7,121,851	Buy	11/30/12	$7,403,000	$7,374,730	$(28,270)
JPMorgan Chase & Co.	Czech Koruna	2,137,440	Buy	11/30/12	111,964	110,428	(1,536)
JPMorgan Chase & Co.	Australian Dollar	11,961,601	Buy	11/30/12	12,434,000	12,386,328	(47,672)
JPMorgan Chase & Co.	Mexican Peso	97,099,362	Buy	11/30/12	7,284,000	7,392,977	108,977
JPMorgan Chase & Co.	Mexican Peso	100,281,347	Buy	11/30/12	7,503,000	7,635,248	132,248
UBS Warburg LLC	Australian Dollar	1,240,743	Buy	11/30/12	1,274,000	1,284,799	10,799
UBS Warburg LLC	EU Euro	8,714,482	Buy	11/30/12	11,417,000	11,298,288	(118,712)
UBS Warburg LLC	Australian Dollar	2,506,874	Buy	11/30/12	2,602,000	2,595,887	(6,113)
UBS Warburg LLC	Japanese Yen	788,966,995	Buy	11/30/12	10,026,000	9,885,504	(140,496)
UBS Warburg LLC	Norwegian Krone	18,565,591	Buy	01/11/13	3,208,000	3,247,653	39,653
UBS Warburg LLC	Australian Dollar	3,898,675	Buy	11/30/12	4,083,000	4,037,107	(45,893)
UBS Warburg LLC	Australian Dollar	7,172,099	Buy	11/30/12	7,451,000	7,426,762	(24,238)
UBS Warburg LLC	Canadian Dollar	2,983,403	Buy	11/30/12	3,045,000	2,985,224	(59,776)
UBS Warburg LLC	South African Rand	30,417,525	Buy	11/30/12	3,669,000	3,492,534	(176,466)
UBS Warburg LLC	British Pound	1,312,095	Buy	01/11/13	2,098,000	2,116,904	18,904
UBS Warburg LLC	British Pound	1,046,231	Buy	01/11/13	1,693,000	1,687,964	(5,036)
UBS Warburg LLC	Australian Dollar	2,434,123	Buy	11/30/12	2,529,000	2,520,552	(8,448)
UBS Warburg LLC	Australian Dollar	5,012,761	Buy	11/30/12	5,191,000	5,190,752	(248)
							$ 3,541,177

Barclays Bank PLC	Australian Dollar	7,352,571	Sell	11/30/12	$7,598,000	$7,613,643	$(15,643)
Barclays Bank PLC	Canadian Dollar	4,738,007	Sell	11/30/12	4,824,000	4,740,899	83,101
Barclays Bank PLC	South Korean Won	2,887,669,500	Sell	11/30/12	2,591,000	2,643,176	(52,176)
Barclays Bank PLC	South African Rand	51,284,663	Sell	11/30/12	6,073,000	5,888,494	184,506
Barclays Bank PLC	South African Rand	48,774,799	Sell	11/30/12	5,821,021	5,600,312	220,709
Barclays Bank PLC	EU Euro	11,592,404	Sell	11/30/12	14,981,525	15,029,501	(47,976)
Barclays Bank PLC	EU Euro	11,571,997	Sell	11/30/12	14,956,308	15,003,042	(46,734)
Barclays Bank PLC	South Korean Won	6,252,906,000	Sell	11/30/12	5,573,000	5,723,484	(150,484)
Barclays Bank PLC	British Pound	2,342,887	Sell	01/11/13	3,776,000	3,779,959	(3,959)
Barclays Bank PLC	British Pound	3,458,320	Sell	01/11/13	5,535,000	5,579,574	(44,574)
Barclays Bank PLC	EU Euro	4,842,049	Sell	11/30/12	6,094,000	6,277,696	(183,696)
Barclays Bank PLC	EU Euro	8,846,501	Sell	11/30/12	11,147,423	11,469,450	(322,027)
Barclays Bank PLC	British Pound	981,223	Sell	01/11/13	1,577,000	1,583,082	(6,082)
Barclays Bank PLC	Mexican Peso	16,915,604	Sell	11/30/12	1,275,000	1,287,925	(12,925)
Barclays Bank PLC	Hungarian Forint	1,705,456,675	Sell	01/11/13	7,565,970	7,730,149	(164,179)
Citigroup, Inc.	South Korean Won	3,051,370,140	Sell	11/30/12	2,753,000	2,793,016	(40,016)
Citigroup, Inc.	South Korean Won	2,956,658,880	Sell	11/30/12	2,676,000	2,706,324	(30,324)
Citigroup, Inc.	South Korean Won	8,369,857,650	Sell	11/30/12	7,513,000	7,661,197	(148,197)
Citigroup, Inc.	South African Rand	9,774,558	Sell	11/30/12	1,185,014	1,122,313	62,701
Citigroup, Inc.	South African Rand	24,518,671	Sell	11/30/12	2,977,960	2,815,229	162,731
Citigroup, Inc.	British Pound	2,819,306	Sell	01/11/13	4,519,000	4,548,602	(29,602)
Citigroup, Inc.	Swedish Krona	12,666,090	Sell	01/11/13	1,900,000	1,905,509	(5,509)
Citigroup, Inc.	British Pound	1,474,652	Sell	01/11/13	2,350,000	2,379,170	(29,170)
Citigroup, Inc.	EU Euro	3,383,366	Sell	11/30/12	4,267,000	4,386,519	(119,519)
Citigroup, Inc.	Canadian Dollar	7,132,277	Sell	11/30/12	7,176,000	7,136,630	39,370
Citigroup, Inc.	Mexican Peso	12,794,437	Sell	11/30/12	948,000	974,146	(26,146)
Citigroup, Inc.	New Zealand Dollar	606,170	Sell	01/11/13	493,000	496,099	(3,099)
Citigroup, Inc.	EU Euro	11,596,517	Sell	11/30/12	14,567,000	15,034,833	(467,833)
Citigroup, Inc.	Mexican Peso	165,161	Sell	11/30/12	12,417	12,575	(158)
Citigroup, Inc.	South African Rand	421,630,697	Sell	11/30/12	50,029,990	48,411,548	1,618,442
Credit Suisse First Boston	Mexican Peso	26,785,723	Sell	11/30/12	2,057,000	2,039,419	17,581
Credit Suisse First Boston	Australian Dollar	2,475,647	Sell	11/30/12	2,534,000	2,563,551	(29,551)
Credit Suisse First Boston	Mexican Peso	73,276	Sell	11/30/12	5,670	5,579	91
Credit Suisse First Boston	Japanese Yen	535,747,453	Sell	11/30/12	6,906,000	6,712,744	193,256
Credit Suisse First Boston	Turkish Lira	5,573,894	Sell	11/30/12	3,081,127	3,096,677	(15,550)
Credit Suisse First Boston	Norwegian Krone	17,951,629	Sell	01/11/13	3,138,000	3,140,253	(2,253)
Credit Suisse First Boston	Norwegian Krone	31,778,454	Sell	01/11/13	5,527,000	5,558,961	(31,961)

See Accompanying Notes to Financial Statements

14

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	Swedish Krona	12,588,028	Sell	01/11/13	$ 1,900,000	$ 1,893,765	$ 6,235
Credit Suisse First Boston	Norwegian Krone	17,792,094	Sell	01/11/13	3,122,000	3,112,346	9,654
Credit Suisse First Boston	Norwegian Krone	49,718,001	Sell	01/11/13	8,758,000	8,697,101	60,899
Credit Suisse First Boston	Norwegian Krone	43,230,848	Sell	01/11/13	7,644,000	7,562,312	81,688
Credit Suisse First Boston	South African Rand	17,213,237	Sell	11/30/12	2,020,659	1,976,421	44,238
Credit Suisse First Boston	Australian Dollar	2,971,721	Sell	11/30/12	3,059,000	3,077,239	(18,239)
Credit Suisse First Boston	Australian Dollar	23,956,315	Sell	11/30/12	24,761,055	24,806,945	(45,890)
Credit Suisse First Boston	Czech Koruna	82,393,065	Sell	11/30/12	4,071,986	4,256,734	(184,748)
Credit Suisse First Boston	British Pound	2,163,027	Sell	01/11/13	3,497,160	3,489,777	7,383
Credit Suisse First Boston	South African Rand	15,968,364	Sell	11/30/12	1,932,939	1,833,484	99,455
Deutsche Bank AG	EU Euro	15,911,021	Sell	11/30/12	20,649,578	20,628,569	21,009
Deutsche Bank AG	Canadian Dollar	5,843,949	Sell	11/30/12	5,874,000	5,847,516	26,484
Deutsche Bank AG	EU Euro	7,807	Sell	11/30/12	10,223	10,121	102
Deutsche Bank AG	South African Rand	12,307,038	Sell	11/30/12	1,390,000	1,413,091	(23,091)
Deutsche Bank AG	Canadian Dollar	5,671,515	Sell	11/30/12	5,780,000	5,674,977	105,023
Deutsche Bank AG	Australian Dollar	4,458,940	Sell	11/30/12	4,558,000	4,617,266	(59,266)
Deutsche Bank AG	EU Euro	5,824,069	Sell	11/30/12	7,572,000	7,550,879	21,121
Deutsche Bank AG	Thai Baht	114,085,085	Sell	11/30/12	3,685,371	3,714,795	(29,424)
Deutsche Bank AG	Australian Dollar	9,842,381	Sell	11/30/12	10,224,000	10,191,860	32,140
Deutsche Bank AG	EU Euro	5,605,478	Sell	11/30/12	7,266,000	7,267,477	(1,477)
Deutsche Bank AG	Mexican Peso	163,473	Sell	11/30/12	12,628	12,447	181
Deutsche Bank AG	British Pound	3,288,527	Sell	01/11/13	5,268,000	5,305,633	(37,633)
Deutsche Bank AG	Mexican Peso	207,981,864	Sell	11/30/12	15,888,000	15,835,379	52,621
Deutsche Bank AG	Australian Dollar	2,607,176	Sell	11/30/12	2,680,000	2,699,751	(19,751)
Deutsche Bank AG	Australian Dollar	2,949,258	Sell	11/30/12	3,044,000	3,053,979	(9,979)
Deutsche Bank AG	Australian Dollar	3,247,500	Sell	11/30/12	3,362,000	3,362,810	(810)
Deutsche Bank AG	Russian Ruble	279,952,280	Sell	11/30/12	8,678,000	8,878,777	(200,777)
Deutsche Bank AG	Thai Baht	151,336,278	Sell	11/30/12	4,773,262	4,927,755	(154,493)
Deutsche Bank AG	Russian Ruble	1,215,455,792	Sell	11/30/12	37,265,059	38,548,573	(1,283,514)
Deutsche Bank AG	New Zealand Dollar	1,886,395	Sell	01/11/13	1,557,000	1,543,855	13,145
Deutsche Bank AG	Australian Dollar	3,580,011	Sell	11/30/12	3,732,000	3,707,128	24,872
Deutsche Bank AG	South African Rand	46,917,421	Sell	11/30/12	5,664,995	5,387,048	277,947
Deutsche Bank AG	Mexican Peso	59,042,079	Sell	11/30/12	4,453,104	4,495,361	(42,257)
HSBC	South African Rand	24,600,220	Sell	11/30/12	2,780,000	2,824,592	(44,592)
HSBC	Colombian Peso	8,554,530,467	Sell	11/30/12	4,723,911	4,652,324	71,587
HSBC	Canadian Dollar	14,733,594	Sell	11/30/12	15,026,000	14,742,587	283,413
HSBC	Norwegian Krone	64,855,598	Sell	01/11/13	11,467,000	11,345,099	121,901
HSBC	Brazilian Real	42,395,917	Sell	01/11/13	20,693,048	20,664,182	28,866
JPMorgan Chase & Co.	Mexican Peso	186,155	Sell	11/30/12	14,232	14,174	58
JPMorgan Chase & Co.	Australian Dollar	7,351,525	Sell	11/30/12	7,598,000	7,612,560	(14,560)
JPMorgan Chase & Co.	Canadian Dollar	11,343,027	Sell	11/30/12	11,398,000	11,349,951	48,049
JPMorgan Chase & Co.	Mexican Peso	69,393,924	Sell	11/30/12	5,325,098	5,283,534	41,564
JPMorgan Chase & Co.	Canadian Dollar	193,086	Sell	11/30/12	194,000	193,204	796
JPMorgan Chase & Co.	Mexican Peso	26,143,277	Sell	11/30/12	2,018,000	1,990,504	27,496
JPMorgan Chase & Co.	Mexican Peso	144,954,066	Sell	11/30/12	11,271,112	11,036,551	234,561
JPMorgan Chase & Co.	Canadian Dollar	4,869,383	Sell	11/30/12	4,971,000	4,872,355	98,645
JPMorgan Chase & Co.	South African Rand	12,358,858	Sell	11/30/12	1,390,000	1,419,042	(29,042)
JPMorgan Chase & Co.	Australian Dollar	2,409,419	Sell	11/30/12	2,460,000	2,494,972	(34,972)
JPMorgan Chase & Co.	EU Euro	2,496,273	Sell	11/30/12	3,241,026	3,236,407	4,619

See Accompanying Notes to Financial Statements

15

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Australian Dollar	2,483,319	Sell	11/30/12	$ 2,529,000	$ 2,571,496	$ (42,496)
JPMorgan Chase & Co.	Mexican Peso	467,178	Sell	11/30/12	36,246	35,570	676
JPMorgan Chase & Co.	Mexican Peso	191,587,606	Sell	11/30/12	14,733,655	14,587,149	146,506
JPMorgan Chase & Co.	Turkish Lira	20,238,429	Sell	11/30/12	11,213,756	11,243,822	(30,066)
JPMorgan Chase & Co.	Turkish Lira	13,171,329	Sell	11/30/12	7,265,449	7,317,568	(52,119)
JPMorgan Chase & Co.	EU Euro	10,747,293	Sell	11/30/12	14,095,000	13,933,818	161,182
JPMorgan Chase & Co.	Canadian Dollar	7,042,786	Sell	11/30/12	7,246,000	7,047,085	198,915
JPMorgan Chase & Co.	Australian Dollar	3,156,573	Sell	11/30/12	3,273,000	3,268,655	4,345
JPMorgan Chase & Co.	Canadian Dollar	3,434,976	Sell	11/30/12	3,526,000	3,437,073	88,927
JPMorgan Chase & Co.	New Zealand Dollar	2,905,648	Sell	01/11/13	2,359,000	2,378,028	(19,028)
JPMorgan Chase & Co.	Japanese Yen	47,041,063	Sell	11/30/12	602,000	589,409	12,591
JPMorgan Chase & Co.	EU Euro	17,483,753	Sell	11/30/12	22,097,995	22,667,608	(569,613)
JPMorgan Chase & Co.	EU Euro	2,831,800	Sell	11/30/12	3,582,000	3,671,416	(89,416)
JPMorgan Chase & Co.	British Pound	3,461,496	Sell	01/11/13	5,580,000	5,584,697	(4,697)
JPMorgan Chase & Co.	British Pound	9,697,906	Sell	01/11/13	15,576,000	15,646,376	(70,376)
JPMorgan Chase & Co.	Mexican Peso	202,323	Sell	11/30/12	15,019	15,405	(386)
JPMorgan Chase & Co.	Mexican Peso	148,363	Sell	11/30/12	11,165	11,296	(131)
UBS Warburg LLC	Australian Dollar	10,888,996	Sell	11/30/12	11,269,000	11,275,637	(6,637)
UBS Warburg LLC	EU Euro	11,262,139	Sell	11/30/12	14,764,000	14,601,314	162,686
UBS Warburg LLC	British Pound	1,417,470	Sell	01/11/13	2,281,000	2,286,913	(5,913)
UBS Warburg LLC	Japanese Yen	581,448,331	Sell	11/30/12	7,512,000	7,285,361	226,639
UBS Warburg LLC	Canadian Dollar	5,460,985	Sell	11/30/12	5,587,000	5,464,318	122,682
UBS Warburg LLC	New Zealand Dollar	2,872,290	Sell	01/11/13	2,321,000	2,350,727	(29,727)
UBS Warburg LLC	British Pound	1,515,546	Sell	01/11/13	2,425,000	2,445,147	(20,147)
UBS Warburg LLC	Australian Dollar	4,548,447	Sell	11/30/12	4,691,000	4,709,951	(18,951)
UBS Warburg LLC	British Pound	9,031,165	Sell	01/11/13	14,564,000	14,570,673	(6,673)
UBS Warburg LLC	Norwegian Krone	43,226,140	Sell	01/11/13	7,644,000	7,561,488	82,512
UBS Warburg LLC	Norwegian Krone	38,464,874	Sell	01/11/13	6,819,000	6,728,607	90,393
UBS Warburg LLC	EU Euro	2,473,524	Sell	11/30/12	3,119,000	3,206,913	(87,913)
UBS Warburg LLC	Norwegian Krone	19,993,510	Sell	01/11/13	3,539,000	3,497,437	41,563
UBS Warburg LLC	British Pound	1,636,559	Sell	01/11/13	2,629,000	2,640,387	(11,387)
UBS Warburg LLC	Australian Dollar	1,378,206	Sell	11/30/12	1,413,000	1,427,143	(14,143)
UBS Warburg LLC	Australian Dollar	2,861,022	Sell	11/30/12	2,944,000	2,962,610	(18,610)
UBS Warburg LLC	EU Euro	10,774,773	Sell	11/30/12	13,519,000	13,969,446	(450,446)
							$ (44,876)

ING Global Bond Fund Open Futures Contracts on October 31, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	53	12/06/12	$ 9,077,432	$ 189,064
Australia 10-Year Bond	20	12/17/12	2,601,584	13,136
Australia 3-Year Bond	108	12/17/12	12,328,082	1,338
Canada 10-Year Bond	32	12/18/12	4,391,730	22,393
Euro-Bobl 5-Year	118	12/06/12	19,245,049	116,090
Euro-Schatz	434	12/06/12	62,271,620	54,254
Long Gilt	185	12/27/12	35,568,770	(340,058)
Short Gilt	6	12/27/12	1,010,764	(93)
U.S. Treasury 5-Year Note	56	12/31/12	6,958,000	(10,202)
			$153,453,031	$ 45,922

See Accompanying Notes to Financial Statements

16

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
Euro-Bund	(159)	12/06/12	(29,198,362)	(43,876)
Medium Gilt	(121)	12/27/12	(22,264,141)	19,426
U.S. Treasury 10-Year Note	(192)	12/19/12	(25,542,000)	(144,480)
U.S. Treasury 2-Year Note	(78)	12/31/12	(17,185,593)	9,555
U.S. Treasury Long Bond	(118)	12/19/12	(17,618,875)	(93,670)
U.S. Treasury Ultra Long Bond	(98)	12/19/12	(16,179,188)	66,310
			$(127,988,159)	$(186,735)

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on October 31, 2012:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Bolivarian Republic of Venezuela	Buy	5.000	12/20/17	USD 1,888,000	$205,851	$205,465	$386
						$205,851	$205,465	$386

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on October 31, 2012:
	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL 84,000,000	$(2,550,681)	$ –	$(2,550,681)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	(1,430,431)	–	(1,430,431)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	(1,457,532)	–	(1,457,532)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP 7,250,000,000	(155,881)	–	(155,881)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP 7,250,000,000	(131,278)	–	(131,278)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP 7,250,000,000	(106,680)	–	(106,680)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(589,706)	–	(589,706)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse First Boston	03/26/17	KRW 17,000,000,000	(584,464)	–	(584,464)
Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: UBS Warburg LLC	06/13/14	MXN 620,000,000	(227,119)	–	(227,119)

See Accompanying Notes to Financial Statements

17

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN 124,000,000	(289,187)	–	(289,187)
Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN 48,500,000	(535,505)	–	(535,505)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN 54,500,000	(443,399)	–	(443,399)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD 72,600,000	22,756	–	22,756
			$(8,479,107)	$ –	$(8,479,107)

ING Global Bond Fund Written OTC Options on October 31, 2012:
Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
56,700,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.203	USD	01/04/13	$675,864	$(32,304)
15,200,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3.150	USD	01/16/13	75,716	(48,299)
22,800,000	Deutsche Bank AG	ZAR Put vs. USD Call Currency Option	9.800	USD	11/30/12	110,352	(14,829)
		Total Written OTC Options				$861,932	$(95,432)

ING Global Bond Fund Written Swaptions Open on October 31, 2012:
Written Interest Rate Swaptions
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.919%	01/31/13	USD 8,712,000	$148,435	$(122,372)
				Total Written Swaptions			$148,435	$(122,372)

See Accompanying Notes to Financial Statements

18

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Australia: 2.0%
126,700		Newcrest Mining Ltd.	3,494,397	2.0

		Brazil: 3.6%
232,000		Banco Santander Brasil SA ADR	1,577,600	0.9
167,500	@	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	762,845	0.4
417,174		Centrais Eletricas Brasileiras SA ADR	3,337,392	1.9
111,100		Profarma Distribuidora de Produtos Farmaceuticos SA	796,443	0.4
		6,474,280		3.6

		Canada: 13.5%
542,000	@	Bankers Petroleum Ltd.	1,541,207	0.9
150,000		Barrick Gold Corp.	6,075,000	3.4
295,250		Cameco Corp.	5,713,088	3.2
5,724,288	@	Eastern Platinum Ltd.	945,690	0.5
395,000	@	Gabriel Resources Ltd.	957,096	0.6
339,000		Kinross Gold Corp.	3,386,610	1.9
60,500		Niko Resources Ltd.	770,523	0.4
168,000	@,L	Novagold Resources, Inc.	823,200	0.5
243,500	@,L	Turquoise Hill Resources Ltd.	1,921,215	1.1
365,000	@	Uranium Participation Corp.	1,816,320	1.0
		23,949,949		13.5

		China: 0.0%
12,100,000	@,X	China Hongxing Sports Ltd.	71,298	0.0

		Egypt: 2.0%
460,350	@	Egyptian Financial Group-Hermes Holding	883,225	0.5
212,100		Oriental Weavers	835,908	0.5
811,283		Telecom Egypt	1,843,554	1.0
		3,562,687		2.0

		France: 9.9%
99,500	@,L	Areva SA	1,748,261	1.0
115,700		Carrefour S.A.	2,794,215	1.6
333,000		Electricite de France SA	7,046,643	4.0
62,200		Ipsen SA	1,604,340	0.9
74,400		Thales S.A.	2,618,951	1.5
83,100		Vivendi	1,702,827	0.9
		17,515,237		9.9

		Greece: 0.5%
130,000		OPAP S.A.	830,912	0.5

		Hong Kong: 0.8%
97,000		Guoco Group Ltd.	893,500	0.5
918,500	@	United Laboratories International Holdings Ltd.	488,717	0.3
		1,382,217		0.8

		Hungary: 0.5%
10,900		Egis PLC	877,197	0.5

		Indonesia: 0.4%
4,864,000		Medco Energi Internasional Tbk PT	797,126	0.4

		Israel: 0.9%
38,600		Teva Pharmaceutical Industries Ltd. ADR	1,560,212	0.9

		Italy: 3.4%
476,500		ERG S.p.A.	3,459,339	1.9
187,800	@	Finmeccanica S.p.A.	931,375	0.5
2,157,000		Telecom Italia S.p.A. RNC	1,727,244	1.0
		6,117,958		3.4

		Japan: 11.6%
82,000		Chugoku Marine Paints Ltd.	404,826	0.2
724,550		Sumitomo Mitsui Trust Holdings, Inc.	2,198,866	1.2
37,100		East Japan Railway Co.	2,546,423	1.4
116,500		Futaba Corp.	1,375,301	0.8
486,000		Japan Steel Works Ltd.	2,880,919	1.6
171,000		Kamigumi Co., Ltd.	1,379,118	0.8
51,200		Kurita Water Industries Ltd.	1,162,313	0.7
133,000		Mitsui & Co., Ltd.	1,874,664	1.1
110,700		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,877,339	1.1
74,400		Nippon Telegraph & Telephone Corp.	3,402,173	1.9
77,000		Organo Corp.	454,778	0.3
128,300		Sanshin Electronics Co., Ltd.	963,976	0.5
		20,520,696		11.6

		Lebanon: 0.5%
69,360	#	Solidere GDR	867,000	0.5

		Norway: 0.7%
1,675,000	@	Marine Harvest	1,314,238	0.7

		Russia: 4.6%
386,400		Gazprom OAO ADR	3,529,764	2.0
27,429,700	@	OGK-3 OJSC	888,884	0.5
1,562,000		Federal Hydrogenerating Co. JSC ADR	3,721,216	2.1
		8,139,864		4.6

		South Africa: 3.7%
81,600		AngloGold Ashanti Ltd ADR	2,772,768	1.6
186,500		Impala Platinum Holdings Ltd.	3,362,484	1.9

See Accompanying Notes to Financial Statements

19

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Africa: (continued)
3,250,000	@	Village Main Reef Ltd.	457,290	0.2
		6,592,542		3.7

		South Korea: 3.4%
137,200		Korea Electric Power Corp. ADR	1,768,508	1.0
129,500		KT Corp. ADR	2,195,025	1.2
134,000		SK Telecom Co., Ltd. ADR	2,094,420	1.2
		6,057,953		3.4

		Switzerland: 1.4%
74,600	@	Credit Suisse Group ADR	1,741,164	1.0
11,250		Novartis AG	678,381	0.4
		2,419,545		1.4

		United Kingdom: 4.0%
1,156,000	@	Polyus Gold International Ltd.	3,847,612	2.2
150,100		Stolt-Nielsen Ltd.	2,751,206	1.5
90,500		Tesco PLC	468,290	0.3
		7,067,108		4.0

		United States: 28.5%
102,300	@	American International Group, Inc.	3,573,339	2.0
33,500		Alliant Techsystems, Inc.	1,919,215	1.1
393,000	L	Arch Coal, Inc.	3,128,280	1.8
96,000		Archer-Daniels-Midland Co.	2,576,640	1.4
216,600		Best Buy Co., Inc.	3,294,486	1.9
139,500		Chesapeake Energy Corp.	2,826,270	1.6
98,900		Cisco Systems, Inc.	1,695,146	1.0
57,100		Computer Sciences Corp.	1,738,695	1.0
48,000		Consol Energy, Inc.	1,687,680	0.9
75,500		Exelon Corp.	2,701,390	1.5
55,500	@	General Motors Co.	1,415,250	0.8
36,300		Hess Corp.	1,897,038	1.1
106,149	@	Ingram Micro, Inc.	1,613,465	0.9
105,000		Kroger Co.	2,648,100	1.5
13,900		Mosaic Co/The	727,526	0.4
51,000		Newmont Mining Corp.	2,782,050	1.6
224,000	@,L	NII Holdings, Inc.	1,785,280	1.0
203,100		Old Republic International Corp.	2,006,628	1.1
65,575		Peabody Energy Corp.	1,829,542	1.0
418,000		Southwest Airlines Co.	3,686,760	2.1
25,800	@	Southwestern Energy Co.	895,260	0.5
112,200		Tyson Foods, Inc.	1,886,082	1.1
65,000		Western Digital Corp.	2,224,950	1.2
		50,539,072		28.5

	Total Common Stock
	(Cost $193,786,894)	170,151,488		95.9

PREFERRED STOCK: 0.6%
		South Korea: 0.6%
59,270		LG Electronics, Inc.	1,086,240	0.6

	Total Preferred Stock
	(Cost $1,900,807)	1,086,240		0.6

	Total Long-Term Investments
	(Cost $195,687,701)	171,237,728		96.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.6%
		Securities Lending Collateralcc(1): 4.7%
1,973,791		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $1,973,805, collateralized by various U.S. Government Agency Obligations, 2.185%-7.000%, Market Value plus accrued interest $2,013,267, due 10/01/20-12/01/47)	1,973,791	1.1
1,973,791		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,973,808, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $2,013,267, due 11/15/12-09/20/62)	1,973,791	1.1
1,973,791		Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,973,810, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $2,013,267, due 07/15/15-02/15/41)	1,973,791	1.1

See Accompanying Notes to Financial Statements

20

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,973,791	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,973,809, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $2,013,267, due 01/01/27-10/20/42)	1,973,791	1.1
415,532	Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $415,535, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $423,843, due 02/15/13-11/15/28)	415,532	0.3
		8,310,696	4.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
7,015,892	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $7,015,892)	7,015,892	3.9

	Total Short-Term Investments
	(Cost $15,326,588)	15,326,588	8.6

	Total Investments in Securities (Cost $211,014,289)	$186,564,316	105.1
	Liabilities in Excess of Other Assets	(8,982,660)	(5.1)
	Net Assets	$177,581,656	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $213,730,566.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$ 14,020,673
Gross Unrealized Depreciation	(41,186,923)
Net Unrealized Depreciation	$(27,166,250)

Sector Diversification	Percentage of Net Assets
Materials	18.1%
Energy	16.7
Industrials	13.4
Utilities	11.0
Financials	9.8
Telecommunication Services	8.2
Consumer Staples	7.0
Information Technology	4.6
Consumer Discretionary	4.3
Health Care	3.4
Short-Term Investments	8.6
Liabilities in Excess of Other Assets	(5.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

21

SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: ,(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$ –	$ 3,494,397	$ –	$ 3,494,397
Brazil	6,474,280	–	–	6,474,280
Canada	23,949,949	–	–	23,949,949
China	–	–	71,298	71,298
Egypt	2,679,462	883,225	–	3,562,687
France	1,604,340	15,910,897	–	17,515,237
Greece	–	830,912	–	830,912
Hong Kong	–	1,382,217	–	1,382,217
Hungary	–	877,197	–	877,197
Indonesia	–	797,126	–	797,126
Israel	1,560,212	–	–	1,560,212
Italy	–	6,117,958	–	6,117,958
Japan	–	20,520,696	–	20,520,696
Lebanon	867,000	–	–	867,000
Norway	–	1,314,238	–	1,314,238
Russia	4,418,648	3,721,216	–	8,139,864
South Africa	3,230,058	3,362,484	–	6,592,542
South Korea	6,057,953	–	–	6,057,953
Switzerland	1,741,164	678,381	–	2,419,545
United Kingdom	6,598,818	468,290	–	7,067,108
United States	50,539,072	–	–	50,539,072
Total Common Stock	109,720,956	60,359,234	71,298	170,151,488
Preferred Stock	–	1,086,240	–	1,086,240
Short-Term Investments	7,015,892	8,310,696	–	15,326,588
Total Investments, at fair value	$116,736,848	$69,756,170	$71,298	$186,564,316

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $2,440,184 and $20,658,343 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

22

SUMMARY PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Australia: 8.8%
6,722		AGL Energy Ltd.	101,374	0.2
4,047		ALS Ltd./Queensland	38,850	0.1
4,205		AMP Ltd.	20,006	0.0
5,875		Asciano Group	27,807	0.0
13,539		Australia & New Zealand Banking Group Ltd.	357,178	0.6
6,388		Bendigo Bank Ltd.	53,504	0.1
17,294		BHP Billiton Ltd.	612,305	1.1
2,292		Brambles Ltd.	17,258	0.0
2,541		Caltex Australia Ltd.	44,899	0.1
19,949		CFS Retail Property Trust	40,420	0.1
2,609		Coca-Cola Amatil Ltd.	36,400	0.1
383		Cochlear Ltd.	28,285	0.0
9,299		Commonwealth Bank of Australia	556,879	1.0
3,134		Computershare Ltd.	28,224	0.0
2,397		CSL Ltd.	118,222	0.2
43,428		Dexus Property Group	44,324	0.1
77,900		John Fairfax Holdings Ltd.	31,893	0.1
26,030		Fortescue Metals Group Ltd.	109,681	0.2
3,908		Goodman Group	17,941	0.0
1,666		Iluka Resources Ltd.	17,089	0.0
5,664		Incitec Pivot Ltd.	18,551	0.0
23,193		Insurance Australia Group	110,289	0.2
9,319		Lend Lease Corp., Ltd.	83,664	0.1
1,842		Macquarie Group Ltd.	60,844	0.1
13,510		Metcash Ltd.	51,319	0.1
13,673		National Australia Bank Ltd.	365,409	0.6
1,734		Newcrest Mining Ltd.	47,824	0.1
2,586		Orica Ltd.	67,363	0.1
11,228		Origin Energy Ltd.	132,167	0.2
4,165		OZ Minerals Ltd.	35,340	0.1
2,806		QBE Insurance Group Ltd.	38,336	0.1
1,893		Ramsay Health Care Ltd.	46,684	0.1
3,568		Rio Tinto Ltd.	210,355	0.4
1,388		Santos Ltd.	16,549	0.0
1,308		Sonic Healthcare Ltd.	17,638	0.0
8,435		Suncorp-Metway Ltd.	82,162	0.1
9,927		Tattersall's Ltd.	28,831	0.1
23,996		Telstra Corp., Ltd.	103,123	0.2
22,522		Toll Holdings Ltd.	103,755	0.2
5,616		Transurban Group	35,446	0.1
7,045		Wesfarmers Ltd.	253,969	0.5
6,826		Westfield Group	75,456	0.1
9,378		Westfield Retail Trust	30,114	0.1
16,993		Westpac Banking Corp.	449,262	0.8
1,534		Woodside Petroleum Ltd.	54,697	0.1
3,436		Woolworths Ltd.	104,805	0.2
1,928		WorleyParsons Ltd.	49,303	0.1
		4,975,794		8.8

		Austria: 0.2%
9,064		Immofinanz Immobilien Anlagen AG	35,037	0.1
1,591		OMV AG	58,223	0.1
		93,260		0.2

		Belgium: 1.5%
1,164		Ageas	29,676	0.1
4,473		Anheuser-Busch InBev NV	374,080	0.7
11,850		Anheuser-Busch InBev ST	15	0.0
303		Groupe Bruxelles Lambert S.A.	22,401	0.0
6,027		Mobistar SA	159,440	0.3
1,369		Telenet Group Holding NV	62,770	0.1
3,751		Umicore	192,757	0.3
		841,139		1.5

		China: 0.1%
11,000		BOC Hong Kong Holdings Ltd.	33,727	0.1
52,000	@	Foxconn International Holdings Ltd.	18,041	0.0
		51,768		0.1

		Denmark: 1.1%
1,003		Coloplast A/S	220,004	0.4
2,642		Novo-Nordisk A/S	423,554	0.7
		643,558		1.1

		Finland: 1.2%
7,098		Elisa OYJ	152,315	0.3
11,376		Fortum OYJ	210,546	0.4
5,694		Metso OYJ	200,248	0.3
743		Orion Oyj	18,384	0.0
2,442		Wartsila OYJ	98,895	0.2
		680,388		1.2

		France: 8.9%
4,555		Accor S.A.	142,332	0.3
339		Atos Origin	22,761	0.0
22,133		AXA S.A.	352,770	0.6
8,668		BNP Paribas	437,255	0.8
5,835		Carrefour S.A.	140,918	0.3
587		Christian Dior S.A.	84,333	0.2
15,679		CNP Assurances	221,558	0.4
10,083		Electricite de France SA	213,367	0.4
1,913		Fonciere Des Regions	153,972	0.3
1,344		France Telecom S.A.	15,023	0.0
2,055		Gaz de France	47,167	0.1
1,659		Gecina S.A.	184,030	0.3
3,470		Groupe Danone	213,429	0.4
983		Lagardere SCA	26,913	0.0
354		L'Oreal S.A.	45,116	0.1
909		Publicis Groupe	48,993	0.1
3,020		Renault S.A.	135,413	0.2
3,658		Rexel SA	66,254	0.1
7,808		Sanofi-Aventis	685,753	1.2
905		Scor S.A.	24,164	0.0
631		Societe BIC S.A.	76,996	0.1
2,313	@	Societe Generale	73,766	0.1
1,371		Sodexho Alliance S.A.	105,615	0.2
1,624		Technip S.A.	183,171	0.3
447		Thales S.A.	15,735	0.0

See Accompanying Notes to Financial Statements

23

SUMMARY PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		France: (continued)
11,249		Total S.A.	566,612	1.0
139		Unibail	31,308	0.1
1,939		Vinci S.A.	85,948	0.2
15,724		Vivendi	322,205	0.6
2,293		Wendel	202,150	0.4
776		Zodiac Aerospace	79,566	0.1
		5,004,593		8.9

		Germany: 7.4%
2,415		Adidas AG	205,846	0.4
990		Allianz AG	122,983	0.2
761		Axel Springer AG	32,654	0.1
7,770		BASF AG	644,521	1.1
3,183		Bayer AG	277,534	0.5
2,575		Continental AG	259,173	0.5
2,150		Deutsche Bank AG	97,934	0.2
1,062		Deutsche Boerse AG	57,545	0.1
16,476		Deutsche Post AG	326,651	0.6
12,246		Deutsche Telekom AG	139,708	0.2
2,802		Hannover Rueckversicheru - Reg	197,409	0.4
2,182		HeidelbergCement AG	115,955	0.2
250		Henkel AG & Co. KGaA	16,187	0.0
1,690		Henkel KGaA - Vorzug	135,128	0.2
8,571		Infineon Technologies AG	58,389	0.1
3,387		Lanxess	280,200	0.5
1,624		Merck KGaA	207,715	0.4
1,569		Muenchener Rueckversicherungs AG	252,457	0.4
3,789		SAP AG	276,304	0.5
1,936		Siemens AG	195,068	0.3
4,477		Suedzucker AG	173,550	0.3
450		Volkswagen AG	88,000	0.2
		4,160,911		7.4

		Hong Kong: 2.9%
14,230		AIA Group Ltd.	56,115	0.1
4,000		Cheung Kong Holdings Ltd.	58,958	0.1
21,500		CLP Holdings Ltd.	183,188	0.3
102,000		First Pacific Co.	113,402	0.2
37,000	@	Galaxy Entertainment Group Ltd.	126,383	0.2
1,400		Hang Seng Bank Ltd.	21,457	0.0
25,000		Henderson Land Development Co., Ltd.	172,408	0.3
3,000		Power Assets Holdings Ltd.	25,493	0.1
6,000		Hutchison Whampoa Ltd.	58,779	0.1
6,000		Hysan Development Co., Ltd.	26,468	0.1
6,500		Link Real Estate Investment Trust	32,301	0.1
37,000		NWS Holdings Ltd.	55,763	0.1
14,000		Sino Land Co.	24,977	0.0
13,000		Sun Hung Kai Properties Ltd.	179,711	0.3
2,500		Swire Pacific Ltd.	29,570	0.1
38,000		Wharf Holdings Ltd.	259,095	0.5
43,000		Wheelock & Co., Ltd.	187,563	0.3
5,500		Yue Yuen Industrial Holdings	18,931	0.0
		1,630,562		2.9

		Israel: 0.5%
6,586	@	Bank Hapoalim BM	25,910	0.0
7,131	@	Bank Leumi Le-Israel BM	22,985	0.0
2,563		Israel Chemicals Ltd.	32,065	0.1
320	@	Mellanox Technologies Ltd.	24,150	0.0
4,962		Teva Phaemaceutical Industries Ltd.	200,174	0.4
		305,284		0.5

		Italy: 0.9%
1,927		Assicurazioni Generali S.p.A.	31,379	0.1
4,589		ENI S.p.A.	105,597	0.2
35,147	@	Fiat S.p.A	172,009	0.3
33,448		Telecom Italia S.p.A.	30,859	0.0
44,056		Terna S.p.A	165,640	0.3
3,841	@	UniCredit SpA	16,989	0.0
		522,473		0.9

		Japan: 19.2%
1,100		Aeon Credit Service Co., Ltd.	23,371	0.0
8,500		Aisin Seiki Co., Ltd.	248,237	0.4
2,000		Alfresa Holdings Corp.	90,416	0.2
59,000		Aozora Bank Ltd.	166,381	0.3
1,100		Asahi Group Holdings, Ltd.	25,106	0.1
5,000		Bank of Yokohama Ltd.	23,010	0.0
500		Benesse Holdings, Inc.	24,084	0.0
20,600		Brother Industries Ltd.	194,280	0.4
13,500		Canon, Inc.	438,746	0.8
3,500		Central Japan Railway Co.	301,189	0.5
11,000		Chiyoda Corp.	177,687	0.3
6,800		Chubu Electric Power Co., Inc.	70,069	0.1
1,300		Chugoku Electric Power Co., Inc.	13,984	0.0
22,000		Sumitomo Mitsui Trust Holdings, Inc.	66,766	0.1
12,400		Citizen Holdings Co., Ltd.	62,933	0.1
21,000		Cosmo Oil Co., Ltd.	37,351	0.1
10,000		Daihatsu Motor Co., Ltd.	175,013	0.3
200		Daito Trust Construction Co., Ltd.	20,187	0.0
11,000		Daiwa House Industry Co., Ltd.	166,818	0.3
1,100		East Japan Railway Co.	75,500	0.1
800		Eisai Co., Ltd.	35,593	0.1
600		Electric Power Development Co., Ltd.	15,368	0.0
1,500		FamilyMart Co., Ltd.	72,691	0.1
2,900		Fuji Photo Film Co., Ltd.	48,953	0.1
10,000		Fukuoka Financial Group, Inc.	39,106	0.1
320		Hakuhodo DY Holdings, Inc.	19,177	0.0
5,900		Hitachi Chemical Co., Ltd.	83,210	0.2
1,900		Honda Motor Co., Ltd.	57,120	0.1
3,400		Hoya Corp.	68,859	0.1
3,400		Ibiden Co., Ltd.	42,876	0.1
1,300		Idemitsu Kosan Co., Ltd.	111,887	0.2
65,000		IHI Corp.	136,888	0.2

See Accompanying Notes to Financial Statements

24

ING INDEX PLUS INTERNATIONAL	SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
27,000		Isuzu Motors Ltd.	142,819	0.3
10,560		Itochu Corp.	105,701	0.2
3,000		Iyo Bank Ltd.	23,195	0.0
700		Japan Petroleum Exploration Co.	26,348	0.1
8,200		Japan Tobacco, Inc.	226,749	0.4
3,000		JGC Corp.	103,216	0.2
39		Jupiter Telecommunications Co.	53,006	0.1
2,300		Kansai Electric Power Co., Inc.	17,690	0.0
2,800		Kao Corp.	78,656	0.1
900		KDDI Corp.	69,912	0.1
7,000		Kinden Corp.	43,827	0.1
20,000		Koito Manufacturing Co., Ltd.	248,429	0.4
3,600		Konami Corp.	82,644	0.2
18,000		Konica Minolta Holdings, Inc.	119,752	0.2
2,300		Kyushu Electric Power Co., Inc.	17,440	0.0
14,000		Marubeni Corp.	90,718	0.2
7,200		Marui Group Co., Ltd.	51,793	0.1
600		McDonald's Holdings Co. Japan Ltd.	16,672	0.0
5,600		Medipal Holdings Corp.	71,319	0.1
714		Miraca Holdings, Inc.	30,153	0.1
43,000		Mitsubishi Chemical Holdings Corp.	170,304	0.3
6,700		Mitsubishi Corp.	119,615	0.2
2,000		Mitsubishi Estate Co., Ltd.	39,581	0.1
20,000	@	Mitsubishi Motors Corp.	17,239	0.0
33,397		Mitsubishi UFJ Financial Group, Inc.	151,087	0.3
1,870		Mitsubishi UFJ Lease & Finance Co., Ltd.	80,628	0.1
8,192		Mitsui & Co., Ltd.	115,468	0.2
78,000		Mitsui Chemicals, Inc.	161,245	0.3
2,452		Mitsui Fudosan Co., Ltd.	49,567	0.1
3,100		Mitsui Sumitomo Insurance Group Holdings, Inc.	52,572	0.1
195,684		Mizuho Financial Group, Inc.	306,183	0.5
5,200		Namco Bandai Holdings, Inc.	81,708	0.2
12,000		Nippon Express Co., Ltd.	43,914	0.1
4,100		Nippon Paper Group, Inc.	46,889	0.1
52,000		Nippon Steel Corp.	114,781	0.2
4,300		Nippon Telegraph & Telephone Corp.	196,631	0.4
2,100		Nissan Motor Co., Ltd.	17,563	0.0
3,000		NKSJ Holdings, Inc.	54,689	0.1
4,200		NOK Corp.	67,382	0.1
8,100		Nomura Real Estate Holdings, Inc.	145,393	0.3
97		NTT DoCoMo, Inc.	140,556	0.3
67		NTT Urban Development Corp.	55,207	0.1
200		Oriental Land Co., Ltd.	27,281	0.1
880		ORIX Corp.	90,385	0.2
6,000		Osaka Gas Co., Ltd.	24,729	0.0
7,200		Otsuka Holdings Co. Ltd.	221,959	0.4
500		Rohm Co., Ltd.	16,148	0.0
1,400		Sankyo Co., Ltd.	63,429	0.1
500		Secom Co., Ltd.	25,467	0.1
25,000		Sekisui Chemical Co., Ltd.	205,316	0.4
5,000		Seven & I Holdings Co., Ltd.	154,197	0.3
5,300		Shikoku Electric Power Co., Inc.	56,664	0.1
8,000		Shimadzu Corp.	53,874	0.1
1,000		Shimamura Co., Ltd.	104,233	0.2
12,000		Shinsei Bank Ltd.	17,593	0.0
12,600		Shionogi & Co., Ltd.	209,184	0.4
1,900		Shiseido Co., Ltd.	24,045	0.0
2,600		Softbank Corp.	82,114	0.2
58,900		Sojitz Corp.	73,118	0.1
1,900		Sony Corp.	22,497	0.0
4,600		Sumitomo Corp.	62,711	0.1
53,000		Sumitomo Heavy Industries	190,014	0.3
7,300		Sumitomo Mitsui Financial Group, Inc.	223,066	0.4
2,500		Suzuki Motor Corp.	56,697	0.1
8,800		T&D Holdings, Inc.	96,160	0.2
66,000		Taisei Corp.	181,974	0.3
2,751		Takeda Pharmaceutical Co., Ltd.	127,869	0.2
8,000		Teijin Ltd.	18,347	0.0
3,000		Toho Gas Co., Ltd.	18,183	0.0
2,300		Tohoku Electric Power Co., Inc.	16,942	0.0
3,049		Tokio Marine Holdings, Inc.	80,707	0.1
1,200		Tokyo Electron Ltd.	54,036	0.1
9,000		Tokyo Gas Co., Ltd.	47,690	0.1
4,000		Tokyu Land Corp.	22,456	0.0
8,000		Toppan Printing Co., Ltd.	46,237	0.1
64,000		Tosoh Corp.	125,288	0.2
5,000		Toyo Suisan Kaisha Ltd.	124,599	0.2
10,090		Toyota Motor Corp.	389,042	0.7
7,200		Toyota Tsusho Corp.	157,268	0.3
2,200		Trend Micro, Inc.	61,671	0.1
700		Uni-Charm Corp.	37,873	0.1
750		USS Co., Ltd.	78,857	0.1
410		Yamada Denki Co., Ltd.	17,787	0.0
3,000		Yamaguchi Financial Group, Inc.	24,856	0.1
9,100		Yamato Holdings Co., Ltd.	138,626	0.3
		10,852,286		19.2

		Luxembourg: 0.5%
6,810		ArcelorMittal	100,682	0.2
10,362		Tenaris S.A.	194,230	0.3
		294,912		0.5

		Macau: 0.1%
20,000		Sands China Ltd.	74,762	0.1

		Netherlands: 4.8%
39,257		Aegon NV	219,550	0.4
1,314		ASML Holding NV	72,233	0.1
1,571		Delta Lloyd NV	26,126	0.0

See Accompanying Notes to Financial Statements

25

SUMMARY PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: (continued)
2,992		European Aeronautic Defence and Space Co. NV	106,484	0.2
2,877		Fugro NV	194,696	0.3
916		Heineken Holding NV	46,540	0.1
1,687		Heineken NV	104,109	0.2
11,008		Koninklijke Ahold NV	140,181	0.3
580		Koninklijke DSM NV	29,826	0.1
18,837		Koninklijke KPN NV	118,741	0.2
12,692		Royal Dutch Shell PLC - Class A	435,501	0.8
16,095		Royal Dutch Shell PLC - Class B	569,324	1.0
15,403		Koninklijke Philips Electronics NV	385,782	0.7
6,753		Unilever NV	248,203	0.4
		2,697,296		4.8

		New Zealand: 0.2%
5,625		Fletcher Building Ltd.	32,534	0.1
28,556		Telecom Corp. of New Zealand Ltd.	56,452	0.1
		88,986		0.2

		Norway: 1.2%
2,861		SeaDrill Ltd.	115,928	0.2
10,221		Statoil ASA	251,733	0.4
1,470		Telenor ASA	28,912	0.1
5,630		Yara International ASA	265,336	0.5
		661,909		1.2

		Portugal: 0.3%
46,716		Energias de Portugal S.A.	126,980	0.2
8,744		Portugal Telecom SGPS S.A.	43,985	0.1
		170,965		0.3

		Singapore: 1.8%
5,000		DBS Group Holdings Ltd.	56,782	0.1
10,000		Fraser and Neave Ltd.	74,921	0.1
67,000		Genting International PLC	72,781	0.1
90,000		Global Logistic Properties Ltd.	188,828	0.3
52,000		Golden Agri-Resources Ltd.	26,558	0.1
28,000		Hutchison Port Holdings Trust	21,840	0.1
1,000		Jardine Cycle & Carriage Ltd.	40,235	0.1
138,000	@	Neptune Orient Lines Ltd.	130,611	0.2
28,000		Olam International Ltd.	44,979	0.1
4,000		Oversea-Chinese Banking Corp.	29,730	0.1
6,000		SembCorp Industries Ltd.	26,628	0.1
3,000		Singapore Airlines Ltd.	26,000	0.1
26,000		Singapore Telecommunications Ltd.	68,485	0.1
7,000		StarHub Ltd.	21,060	0.0
5,000		United Overseas Bank Ltd.	74,564	0.1
5,000		United Overseas Land Ltd.	23,135	0.0
96,000		Yangzijiang Shipbuilding Holdings Ltd.	70,797	0.1
		997,934		1.8

		Spain: 3.3%
10,473		Amadeus IT Holding S.A.	259,439	0.5
98,559		Banco Popular Espanol S.A.	154,124	0.3
33,999		Banco Santander Central Hispano S.A.	255,984	0.5
9,545		Banco Bilbao Vizcaya Argentaria S.A.	79,757	0.1
5,362		CaixaBank	20,364	0.0
11,775		Distribuidora Internacional de Alimentacion SA	71,335	0.1
19,659		Ferrovial SA	278,179	0.5
4,948		Gas Natural SDG S.A.	76,875	0.1
20,364		Iberdrola S.A.	105,464	0.2
1,635		Inditex S.A.	208,776	0.4
5,799		Red Electrica de Espana	272,086	0.5
5,441		Telefonica S.A.	71,814	0.1
		1,854,197		3.3

		Sweden: 3.2%
9,295		Assa Abloy AB	309,670	0.6
9,566		Atlas Copco AB - Class B	209,765	0.4
2,707		Boliden AB	47,437	0.1
1,628		Getinge AB	50,097	0.1
1,705		Hennes & Mauritz AB	57,811	0.1
6,489		Hexagon AB	149,904	0.3
4,373		Holmen AB	128,870	0.2
1,282		Industrivarden AB	18,107	0.0
994		Investor AB	21,942	0.0
4,288		Kinnevik Investment AB	82,057	0.1
617		Modern Times Group AB	18,821	0.0
6,402		Nordea Bank AB	58,192	0.1
6,005		Sandvik AB	83,443	0.2
4,283		Securitas AB	31,192	0.1
8,054		SKF AB - B Shares	181,761	0.3
1,051		Svenska Cellulosa AB - B Shares	20,490	0.0
1,338		Svenska Handelsbanken AB	45,916	0.1
2,390		Swedbank AB	44,393	0.1
5,235		Swedish Match AB	178,486	0.3
3,217		Tele2 AB - B Shares	53,701	0.1
		1,792,055		3.2

		Switzerland: 8.1%
3,906		Actelion Ltd. - Reg	188,533	0.3
448		Adecco S.A.	21,725	0.0
2,367		Cie Financiere Richemont SA	153,614	0.3
3,121		Credit Suisse Group	72,580	0.1
790		Geberit AG - Reg	163,171	0.3
5,687		Glencore International PLC	31,559	0.1
763		Kuehne & Nagel International AG	89,258	0.2
49		Lindt & Spruengli AG	154,844	0.3
14,611		Nestle S.A.	927,626	1.6
11,352		Novartis AG	684,532	1.2

See Accompanying Notes to Financial Statements

26

SUMMARY PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: (continued)
78	Partners Group	16,512	0.0
3,946	Roche Holding AG - Genusschein	760,099	1.3
426	Swiss Life Holding	53,798	0.1
1,382	Swiss Re Ltd.	95,631	0.2
803	Syngenta AG	313,081	0.6
32,600	UBS AG - Reg	489,117	0.9
1,431	Zurich Financial Services AG	352,770	0.6
		4,568,450	8.1

	United Kingdom: 20.7%
41,088	Aberdeen Asset Management PLC	215,503	0.4
14,885	Amec PLC	255,395	0.5
3,259	Anglo American PLC	100,424	0.2
24,490	ARM Holdings PLC	263,895	0.5
2,680	Associated British Foods PLC	59,975	0.1
4,519	AstraZeneca PLC	209,569	0.4
7,504	Aviva PLC	40,187	0.1
13,618	BAE Systems PLC	68,734	0.1
4,419	Balfour Beatty PLC	22,526	0.0
114,039	Barclays PLC	421,689	0.7
5,768	BG Group PLC	107,095	0.2
9,168	BHP Billiton PLC	293,848	0.5
85,769	BP PLC	612,533	1.1
12,744	British American Tobacco PLC	632,102	1.1
3,100	British Land Co. PLC	26,479	0.0
81,310	BT Group PLC	279,431	0.5
14,516	Bunzl PLC	240,451	0.4
7,314	Cobham PLC	25,428	0.0
5,211	Compass Group PLC	57,259	0.1
5,337	Croda International	190,021	0.3
9,374	Diageo PLC	267,991	0.5
14,101	Eurasian Natural Resources Corp.	74,751	0.1
6,236	Experian Group Ltd.	107,890	0.2
18,470	GlaxoSmithKline PLC	413,869	0.7
2,741	Hammerson PLC	20,902	0.0
85,829	HSBC Holdings PLC	846,219	1.5
40,534	ICAP PLC	213,252	0.4
12,098	Imperial Tobacco Group PLC	457,543	0.8
20,728	Inmarsat PLC	189,897	0.3
5,875	InterContinental Hotels Group PLC	145,359	0.3
30,178	ITV PLC	42,250	0.1
5,571	Johnson Matthey PLC	202,722	0.4
15,028	Kingfisher PLC	70,362	0.1
19,718	Legal & General Group PLC	42,744	0.1
47,500	@ Lloyds TSB Group PLC	31,279	0.1
1,319	London Stock Exchange Group PLC	20,812	0.0
41,820	Melrose PLC	162,904	0.3
27,917	National Grid PLC	318,384	0.6
4,597	Next PLC	265,002	0.5
78,372	Old Mutual PLC	218,147	0.4
6,056	Petrofac Ltd.	157,228	0.3
3,326	Prudential PLC	45,678	0.1
5,559	Reckitt Benckiser PLC	336,790	0.6
7,627	Resolution Ltd.	26,890	0.0
5,397	Rio Tinto PLC	269,617	0.5
41,121	Royal & Sun Alliance Insurance Group	74,641	0.1
16,603	Sage Group PLC	83,390	0.1
2,111	Scottish & Southern Energy PLC	49,375	0.1
1,278	Shire PLC	35,937	0.1
19,567	Smith & Nephew PLC	206,926	0.4
17,163	Standard Chartered PLC	406,364	0.7
73,255	Tesco PLC	379,056	0.7
4,187	TUI Travel PLC	16,988	0.0
9,099	Tullow Oil PLC	206,720	0.4
2,793	Unilever PLC	104,189	0.2
200,697	Vodafone Group PLC	545,024	1.0
22,838	WPP PLC	295,190	0.5
10,888	Xstrata PLC	172,482	0.3
		11,647,308	20.7

	Total Common Stock
	(Cost $45,286,903)	54,610,790	96.9

PREFERRED STOCK: 0.4%
	Germany: 0.4%
5,995	ProSieben SAT.1 Media AG	167,160	0.3
299	Volkswagen AG	62,080	0.1

	Total Preferred Stock
	(Cost $185,432)	229,240	0.4

RIGHTS: 0.0%
	Spain: 0.0%
33,999	@ Banco Santander SA	6,698	0.0

	Total Rights
	(Cost $–)	6,698	0.0

	Total Long-Term Investments
	(Cost $45,472,335)	54,846,728	97.3

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
1,361,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,361,000)	1,361,000	2.4

	Total Short-Term Investments
	(Cost $1,361,000)	1,361,000	2.4

	Total Investments in Securities (Cost $46,833,335)	$56,207,728	99.7
	Assets in Excess of Other Liabilities	174,845	0.3
	Net Assets	$56,382,573	100.0

@	Non-income producing security

Cost for federal income tax purposes is $48,923,757.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 9,891,723
Gross Unrealized Depreciation	(2,607,752)
Net Unrealized Appreciation	$ 7,283,971

See Accompanying Notes to Financial Statements

27

SUMMARY PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	23.2%
Industrials	11.9
Consumer Staples	11.7
Health Care	9.9
Consumer Discretionary	9.7
Materials	9.7
Energy	8.0
Telecommunication Services	5.3
Information Technology	4.1
Utilities	3.8
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$ –	$ 4,975,794	$ –	$ 4,975,794
Austria	–	93,260	–	93,260
Belgium	222,225	618,914	–	841,139
China	–	51,768	–	51,768
Denmark	–	643,558	–	643,558
Finland	–	680,388	–	680,388
France	–	5,004,593	–	5,004,593
Germany	–	4,160,911	–	4,160,911
Hong Kong	–	1,630,562	–	1,630,562
Israel	–	305,284	–	305,284
Italy	–	522,473	–	522,473
Japan	53,006	10,799,280	–	10,852,286
Luxembourg	–	294,912	–	294,912
Macau	–	74,762	–	74,762
Netherlands	–	2,697,296	–	2,697,296
New Zealand	–	88,986	–	88,986
Norway	–	661,909	–	661,909
Portugal	43,985	126,980	–	170,965
Singapore	21,840	976,094	–	997,934
Spain	–	1,854,197	–	1,854,197
Sweden	–	1,792,055	–	1,792,055
Switzerland	–	4,568,450	–	4,568,450
United Kingdom	–	11,647,308	–	11,647,308
Total Common Stock	341,056	54,269,734	–	54,610,790
Preferred Stock	–	229,240	–	229,240
Rights	6,698	–	–	6,698
Short-Term Investments	1,361,000	–	–	1,361,000
Total Investments, at fair value	$ 1,708,754	$ 54,498,974	$ –	$ 56,207,728
Liabilities Table
Other Financial Instruments+
Futures	$ (10,570)	$ –	$ –	$ (10,570)
Total Liabilities	$ (10,570)	$ –	$ –	$ (10,570)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

28

SUMMARY PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

ING Index Plus International Equity Fund Open Futures Contracts on October 31, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	17	12/21/12	$1,290,640	$(10,570)
			$1,290,640	$(10,570)

See Accompanying Notes to Financial Statements

29

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Australia: 6.2%
152,060		Aditya Birla Minerals Ltd.	72,431	0.0
129,345		Amcor Ltd.	1,059,639	0.4
79,200		Ansell Ltd.	1,283,269	0.5
425,481		Australian Pharmaceutical Industries Ltd.	207,586	0.1
594,177	@	Australian Worldwide Exploration Ltd.	818,574	0.3
89,000		Beach Petroleum Ltd.	127,113	0.1
85,795	@	Boom Logistics Ltd	27,583	0.0
68,385		Caltex Australia Ltd.	1,208,352	0.5
18,468		Codan Ltd./Australia	41,217	0.0
126,796		Computershare Ltd.	1,141,890	0.5
5,118		Credit Corp. Group Ltd.	37,318	0.0
47,639	@	Downer EDI Ltd.	177,332	0.1
348,756		Emeco Holdings Ltd.	251,162	0.1
255,121	@	Exco Resources Ltd	68,925	0.0
136,986		FlexiGroup Ltd./Australia	563,134	0.2
76,743		Iluka Resources Ltd.	787,177	0.3
12,405		Kingsgate Consolidated Ltd.	71,150	0.0
40,505		MaxiTRANS Industries Ltd.	40,744	0.0
14,295		Melbourne IT Ltd.	26,414	0.0
63,657	@	Mesoblast Ltd.	381,771	0.2
86,494	@	Mineral Deposits Ltd.	437,996	0.2
634,931		Mirvac Group	990,634	0.4
288,074		Myer Holdings Ltd.	583,895	0.3
30,098		NIB Holdings Ltd./Australia	56,602	0.0
218,947		Northern Star Resources Ltd	291,886	0.1
57,311		Nufarm Ltd.	341,662	0.2
28,485		Programmed Maintenance Services Ltd.	61,091	0.0
37,218		RCR Tomlinson Ltd.	70,894	0.1
186,535		Resolute Mining Ltd.	372,330	0.2
764,897	@	Roc Oil Co. Ltd.	340,455	0.1
487,169		Sigma Pharmaceuticals Ltd.	340,836	0.1
73,317		Sims Group Ltd.	716,432	0.3
166,186		Skilled Group Ltd.	458,184	0.2
361,681	@	Starpharma Holdings Ltd.	609,911	0.3
37,394	@	Sunland Group Ltd.	40,176	0.0
140,705		Transfield Services Ltd.	231,758	0.1
28,297		Troy Resources NL	130,086	0.1
44,436		WDS Ltd.	29,521	0.0
174,819		Whitehaven Coal Ltd.	552,062	0.2
		15,049,192		6.2

		Austria: 1.5%
8,849		Conwert Immobilien Invest AG	102,507	0.1
17,000		Kapsch TrafficCom AG	992,525	0.4
12,000		Mayr Melnhof Karton AG	1,186,904	0.5
2,801		Oesterreichische Post AG	107,898	0.0
3,098		POLYTEC Holding AG	22,111	0.0
23,000		Rosenbauer International AG	1,204,333	0.5
		3,616,278		1.5

		Belgium: 1.2%
208,437	@	AGFA-Gevaert NV	340,407	0.1
4,209		Barco NV	289,540	0.1
10,100		D'ieteren SA	488,361	0.2
8,482		Kinepolis Group NV	846,309	0.4
5,797		Oriflame Cosmetics S.A.	160,197	0.1
35,099		Recticel SA	232,471	0.1
20,000		Tessenderlo Chemie NV	580,341	0.2
		2,937,626		1.2

		Bermuda: 0.0%
6,361	@	Global Sources Ltd.	36,385	0.0

		Brazil: 0.4%
40,193		BR Properties SA	526,395	0.2
60,000		Brazil Pharma SA	364,836	0.1
15,800		Porto Seguro SA	168,031	0.1
6,500		Profarma Distribuidora de Produtos Farmaceuticos SA	46,597	0.0
		1,105,859		0.4

		Canada: 3.9%
7,716		Aastra Technologies Ltd.	126,701	0.1
4,455		Aecon Group, Inc.	51,341	0.0
2,600		Akita Drilling Ltd.	28,766	0.0
1,900	@	Atrium Innovations, Inc.	19,575	0.0
68,451	@	Aurizon Mines Ltd.	320,351	0.1
3,400		Boyd Group Income Fund	55,489	0.0
36,177		Brick Ltd./The	119,533	0.1
9,800		Calfrac Well Services Ltd.	224,799	0.1
52,000		Cascades, Inc.	254,078	0.1
3,700		Cash Store Financial Services, Inc./The	17,856	0.0
9,600		CCL Industries, Inc.	355,452	0.2
300	@	Celestica, Inc.	2,178	0.0
2,365		Cervus Equipment Corp.	50,343	0.0
2,100		Cogeco, Inc.	70,417	0.0
1,600		Computer Modelling Group Ltd.	31,640	0.0
1,400		Corby Distilleries Ltd.	24,475	0.0
42,100	@	Cott Corp.	321,625	0.1
946		DirectCash Payments, Inc.	23,017	0.0
43,500		Dorel Industries, Inc.	1,555,329	0.6
6,500	@	Dundee Corp.	163,354	0.1
13,000		Enghouse Systems Ltd.	185,482	0.1
7,400		Exco Technologies Ltd.	36,009	0.0
3,992	@	FirstService Corp.	115,129	0.1
14,026		Granite Real Estate, Inc.	514,474	0.2
5,300	@	Great Canadian Gaming Corp.	50,944	0.0
–	@	Guide Exploration Ltd.	–	–
108,800		Horizon North Logistics, Inc.	832,272	0.4
19,584		InnVest Real Estate Investment Trust	95,297	0.0
5,813		Intertape Polymer Group Inc.	40,575	0.0
29,000		IROC Energy Services Corp.	72,591	0.0

See Accompanying Notes to Financial Statements

30

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
2,300		K-Bro Linen, Inc.	67,474	0.0
5,000		Linamar Corp.	110,138	0.1
58,300	@	Long Run Exploration Ltd	239,328	0.1
6,171	@	MDS, Inc.	40,162	0.0
86,300		Nevsun Resources Ltd	408,710	0.2
8,300		Newalta Corp.	116,761	0.1
11,946		Niko Resources Ltd.	152,143	0.1
55,900		Noranda Income Fund	274,812	0.1
7,234	@	Pace Oil & Gas Ltd.	20,353	0.0
6,369		Parkland Fuel Corp.	108,664	0.1
2,000	@	Points International Ltd.	18,623	0.0
89,992	@	Primero Mining Corp.	667,675	0.3
10,400		Pulse Seismic, Inc.	27,074	0.0
1,400		Quebecor, Inc.	48,837	0.0
4,900		Rocky Mountain Dealerships, Inc.	53,918	0.0
11,469		Rogers Sugar, Inc.	72,001	0.0
12,500		Savanna Energy Services Corp.	86,984	0.0
37,256	@	Sierra Wireless	300,656	0.1
4,599		Strad Energy Services Ltd.	19,478	0.0
58,833	@	Tembec, Inc.	133,129	0.1
2,000		Torstar Corp.	16,120	0.0
5,100		Total Energy Services, Inc.	77,362	0.0
39,000		Transcontinental, Inc.	402,203	0.2
25,100		Trinidad Drilling Ltd.	166,370	0.1
6,767	@	US Silver & Gold, Inc.	16,193	0.0
		9,404,260		3.9

		China: 1.4%
480,000		Baofeng Modern International Holdings Co. Ltd	68,609	0.0
68,000		Baoye Group Co. Ltd.	34,746	0.0
1,693,000	@,L,X	China Gaoxian Fibre Fabric Holdings Ltd.	26,371	0.0
14,836		China King-highway Holdings Ltd.	43,270	0.0
31,230	@	China Yuchai International Ltd.	432,848	0.2
1,662,000		Evergreen International Holdings Ltd	335,362	0.2
56,000		Great Wall Technology Co. Ltd.	9,991	0.0
1,648,000		GZI Transport Ltd.	739,196	0.3
293,040		Hopefluent Group Holdings Ltd.	83,862	0.0
22,300		Jiangling Motors Corp. Ltd.	42,842	0.0
3,600	@	KongZhong Corp. ADR	21,204	0.0
1,104,000		Leoch International Technology Ltd.	173,359	0.1
431,000	@	Li Heng Chemical Fibre Technologies Ltd	50,050	0.0
419,500		Parkson Retail Group Ltd.	354,258	0.2
314,000		QingMei Group Holdings Ltd.	16,638	0.0
88,000	@,X	RREEF China Commercial Trust	–	–
172,400	@	Shanda Games Ltd. ADR	580,988	0.3
135,000		SinoMedia Holding Ltd.	65,784	0.0
837,000	@	SunVic Chemical Holdings Ltd.	245,641	0.1
10,950		Xinyuan Real Estate Co. Ltd. ADR	37,120	0.0
		3,362,139		1.4

		Denmark: 1.1%
72,824		GN Store Nord	1,141,332	0.5
21,000	@	Jyske Bank	639,254	0.2
433		PER Aarsleff A/S	30,094	0.0
663		Ringkjoebing Landbobank A/S	91,582	0.1
1,053		Schouw & Co.	24,059	0.0
35,000	@	Sydbank A/S	641,133	0.3
		2,567,454		1.1

		Finland: 0.2%
15,981		Hk-Ruokatalo Oyj	69,805	0.1
3,583		Huhtamaki Oyj	60,580	0.0
19,720		Oriola-KD OYJ	53,420	0.0
10,663		Raisio Group PLC	42,140	0.0
8,042		Tieto Oyj	154,353	0.1
		380,298		0.2

		France: 4.5%
21,000		Alten Ltd.	660,862	0.3
1,506		Assystem	27,947	0.0
4,862		Bonduelle S.C.A.	447,431	0.2
354		Bongrain SA	21,148	0.0
35,000		Bourbon SA	944,960	0.4
4,071	@	Boursorama	24,431	0.0
1,456		Cegid Group	28,100	0.0
53,040	@	Club Mediterranee	843,127	0.3
59,784		Derichebourg	169,092	0.1
4,346		Devoteam SA	50,134	0.0
341		Esso SA Francaise	24,393	0.0
11,259		Etablissements Maurel et Prom	156,928	0.1
2,100		Euler Hermes SA	144,912	0.1
150,000		Groupe Eurotunnel S.A.	1,142,313	0.5
20,789		Groupe Steria SCA	336,029	0.1
7,700	@	ID Logistics Group	265,867	0.1
1,982		IMS-Intl Metal Service	19,325	0.0
56,500	@	Inside Secure SA	164,772	0.1
9,100		Ipsos S.A.	319,911	0.1
126,992		Lectra	739,902	0.3
28,549	@	Maurel & Prom Nigeria SA	71,787	0.0
55,000		Medica SA	983,060	0.4
39,851		NetGem SA	144,627	0.1
16,540		Nexity	509,973	0.2
7,618		Oeneo	20,658	0.0
4,204	@	Parrot SA	145,847	0.1
25,668		Rallye SA	783,218	0.3
8,000		Saft Groupe SA	177,932	0.1
496		Societe de la Tour Eiffel	27,384	0.0
2,109		Sopra Group SA	99,529	0.0
23,612		Teleperformance	714,990	0.3
324		Tessi SA	30,245	0.0
2,277		Trigano SA	24,704	0.0
66,322	@	UbiSoft Entertainment	617,085	0.3
1,076		Wendel	94,860	0.0
		10,977,483		4.5

		Germany: 9.9%
8,754	@	Aareal Bank AG	188,238	0.1
18,502	@	ADVA AG Optical Networking	104,088	0.0
7,416		Amadeus Fire AG	344,117	0.1

See Accompanying Notes to Financial Statements

31

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
3,424		Aurelius AG	174,768	0.1
31,742		Aurubis AG	2,009,482	0.8
19,903		Bechtle AG	751,094	0.3
507		Biotest AG	29,571	0.0
7,805	@	Borussia Dortmund GmbH & Co. KGaA	25,949	0.0
26,975		CANCOM AG	418,418	0.2
9,000		Carl Zeiss Meditec AG	247,024	0.1
33,026		Celesio AG	640,251	0.3
1,371		CENTROTEC Sustainable AG	24,772	0.0
19,274		Cewe Color Holding AG	849,633	0.4
11,911		Delticom AG	667,938	0.3
88,820		Deutsche Lufthansa AG	1,358,857	0.6
22,014		Draegerwerk AG & Co. KGaA	2,156,777	0.9
2,336		Duerr AG	175,237	0.1
3,487		Elmos Semiconductor AG	30,205	0.0
70,000		Freenet AG	1,157,261	0.5
1,631		Gerresheimer AG	80,955	0.0
2,252		Gesco AG	190,488	0.1
1,576		Grammer AG	30,711	0.0
816		Hornbach Holding AG	53,316	0.0
30,015		Jungheinrich AG	993,645	0.4
1,858	@	Koenig & Bauer AG	33,809	0.0
24,071		Kontron AG	113,147	0.1
1,855	@	KUKA AG	55,684	0.0
12,356		Leoni AG	412,828	0.2
14,800		LPKF Laser & Electronics AG	302,958	0.1
982		NORMA Group	27,136	0.0
6,671	@	Patrizia Immobilien AG	47,115	0.0
80,000		Prime Office REIT-AG	332,953	0.1
18,000		PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	343,994	0.1
46,683		Rheinmetall AG	2,231,182	0.9
95,000		RIB Software AG	589,810	0.2
120,000	@	SAF-Holland SA	780,645	0.3
813		Schaltbau Holding AG	27,240	0.0
9,274		Schuler AG	203,506	0.1
640		STO AG	90,087	0.0
12,000		Stratec Biomedical Systems AG	505,642	0.2
1,910		Suedzucker AG	74,041	0.0
31,261		Takkt AG	401,257	0.2
17,600	@	Tipp24 SE	866,860	0.4
63,000		Tom Tailor Holding AG	1,343,392	0.6
37,535	@	TUI AG	352,212	0.2
30,000		Wirecard AG	687,077	0.3
24,400		XING AG	1,388,219	0.6
		23,913,589		9.9

		Greece: 0.0%
4,134	@	StealthGas, Inc.	28,111	0.0

		Hong Kong: 4.1%
29,876		Asia Standard International Group	5,304	0.0
466,000		Bossini International Hldg	23,356	0.0
386,000		Champion Technology Holdings Ltd.	5,213	0.0
5,605,840	@,X	China Billion Resources Ltd.	62,930	0.0
20,673	@	China Engine Group Ltd	55,955	0.0
797,500		Comba Telecom Systems Holdings Ltd.	310,278	0.1
548,000		Convenience Retail Asia Ltd.	342,233	0.1
3,390,000		CSI Properties Ltd.	137,786	0.1
665,280		Dah Sing Banking Group Ltd.	662,937	0.3
110,500		Dickson Concepts International Ltd.	56,927	0.0
1,076,000		DMX Technologies Group Ltd.	188,753	0.1
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	9,032	0.0
148,000		Eagle Nice International Holdings Ltd.	32,725	0.0
138,000	@	eSun Holdings Ltd.	20,234	0.0
614,000		First Pacific Co.	682,634	0.3
1,588,000		Fountain SET Hldgs	134,870	0.1
108,000		Glorious Sun Enterprises Ltd.	29,783	0.0
603,000		Goldlion Holdings Ltd.	274,264	0.1
253,600		HKR International Ltd.	121,283	0.1
740,000	@	Huafeng Group Holdings Ltd.	22,551	0.0
54,000		Hung Hing Printing Group Ltd.	7,943	0.0
969,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	401,859	0.2
106,000	@	Jinhui Holdings Ltd.	19,148	0.0
25,211	@	Jinhui Shipping & Transportation Ltd.	33,692	0.0
222,000		K Wah International Holdings Ltd.	100,458	0.1
536,000		King Fook Holdings	74,481	0.0
22,000		Kingmaker Footwear Holdings Ltd.	3,123	0.0
3,680,000		Lai Fung Holdings Ltd.	76,841	0.0
1,483,000	@	Lai Sun Development	36,483	0.0
482,000		Lippo China Resources Ltd.	12,403	0.0
18,000		Lippo Ltd.	7,722	0.0
1,587,600	@	Loudong General Nice Resources China Holdings Ltd.	67,506	0.0
502,000		Midland Holdings Ltd.	252,534	0.1
392,000		New World China Land Ltd.	180,474	0.1
1,828	@	Next Media Ltd.	385	0.0
278,000		Pacific Andes International Holdings Ltd.	15,572	0.0
823,143	@	Pacific Century Premium Developments Ltd.	176,916	0.1
58,000		Pacific Textile Holdings Ltd.	38,328	0.0
431,000		Pico Far East Holdings Ltd.	105,573	0.1
44,000		Playmates Holdings Ltd.	25,522	0.0
541,500		Ports Design Ltd.	383,934	0.2
263,000		Prosperity REIT	75,164	0.0
–	@	RCG Holdings Ltd./Hong Kong	–	–
1,000,000		Regal Hotels International Holdings Ltd.	439,022	0.2
531,000		Road King Infrastructure	369,171	0.2

See Accompanying Notes to Financial Statements

32

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
1,202,000		Singamas Container Holdings Ltd.	302,275	0.1
8,294,000	@	Sinolink Worldwide Holdings	617,102	0.3
34,000		Soundwill Holdings Ltd.	61,672	0.0
265,500		SUNeVision Holdings Ltd.	58,785	0.0
819,500		Techtronic Industries Co.	1,553,374	0.6
4,000	@	Texhong Textile Group Ltd.	1,883	0.0
746,000		Tomson Group Ltd.	177,114	0.1
274,000		Tradelink Electronic Commerce Ltd.	44,777	0.0
3,341		Transport International Holdings Ltd.	6,847	0.0
228,000		Varitronix International Ltd.	82,476	0.0
982,000		VST Holdings Ltd.	171,704	0.1
225,500		Yue Yuen Industrial Holdings	776,155	0.3
		9,937,466		4.1

		India: 1.2%
137,251		Allahabad Bank	346,384	0.2
42,651		Bank Of Maharashtra	41,599	0.0
27,030		Binani Industries Ltd.	61,649	0.0
37,255		Corp Bank	275,521	0.1
248,064		Dena Bank	488,467	0.2
106,045		Dishman Pharmaceuticals & Chemicals Ltd.	187,754	0.1
25,620	@	Geodesic Ltd.	18,865	0.0
28,318		Geometric Ltd.	54,996	0.0
13,026		Gujarat Narmada Valley Fertilizers Co. Ltd	19,710	0.0
215,050		Gujarat State Fertilisers & Chemicals Ltd.	298,198	0.1
8,443		Jammu & Kashmir Bank Ltd.	191,666	0.1
62,383		JBF Industries Ltd.	164,143	0.1
40,939		Jindal Poly Films Ltd	152,879	0.1
31,260		JK Cement Ltd.	146,465	0.1
42,268		JK Lakshmi Cement Ltd.	97,074	0.0
12,439		JK Tyre & Industries Ltd.	28,810	0.0
3,931		MindTree Ltd.	48,174	0.0
27,155	@	OMAXE Ltd	79,252	0.0
1,341		Shree Cement Ltd	105,273	0.1
24,808	@	Varun Industries Ltd.	8,393	0.0
6,313		Zensar Technologies Ltd.	27,020	0.0
7,522	@,X	Zuari Holdings Ltd.	45,374	0.0
7,522		Zuari Industries Ltd.	16,856	0.0
		2,904,522		1.2

		Indonesia: 0.5%
170,000		Adhi Karya Persero Tbk PT	24,899	0.0
236,500	@	Asia Pacific Fibers Tbk PT	5,143	0.0
13,212,500		Ciputra Property TBK PT	904,684	0.4
5,607,000	@	Darma Henwa Tbk PT	29,055	0.0
261,500	@	Lippo Cikarang Tbk PT	100,898	0.1
464,500		Multipolar Corp. Tbk PT	9,200	0.0
3,243,000	@	Panin Financial Tbk PT	44,745	0.0
		1,118,624		0.5

		Ireland: 1.7%
45,000		DCC Plc	1,300,020	0.6
3,534		Fly Leasing Ltd. ADR	47,356	0.0
175,000		Grafton Group Plc	777,004	0.3
370,000		IFG Group PLC	671,402	0.3
18,000	@	Irish Continental Group PLC	438,615	0.2
300		Smurfit Kappa Group PLC	3,299	0.0
46,700	@	Smurfit Kappa PLC	514,883	0.2
18,761		Trinity Biotech PLC ADR	265,280	0.1
		4,017,859		1.7

		Israel: 0.0%
35,630	@	Africa Israel Investments Ltd.	90,677	0.0
2,331	@	Formula Systems 1985 Ltd.	37,079	0.0
		127,756		0.0

		Italy: 3.3%
190,000		Amplifon S.p.A.	881,241	0.4
7,469		Astaldi S.p.A.	48,086	0.0
32,293		Autostrada Torino-Milano S.p.A.	323,748	0.1
100,000		Azimut Holding S.p.A.	1,270,404	0.5
173,460		Cairo Communication S.p.A.	543,636	0.3
31,060		Danieli & Co. Officine Meccaniche S.p.A.	889,710	0.4
18,000		Danieli & Co. SpA	280,692	0.1
16,665		De'Longhi SpA	222,184	0.1
42,301		Exor SpA	1,091,665	0.5
80,678		Indesit Co. SpA	500,465	0.2
9,206		Interpump SpA	70,069	0.0
55,941	@	KME Group	25,392	0.0
15,322	@	Natuzzi SpA ADR	30,491	0.0
60,000		Prysmian S.p.A.	1,156,850	0.5
6,359	@	Safilo Group SpA	53,754	0.0
230,000	@	Sorin S.p.A.	539,534	0.2
		7,927,921		3.3

		Japan: 18.3%
50		Access Co. Ltd.	33,538	0.0
848		Accordia Golf Co., Ltd.	603,362	0.3
1,900		Aeon Fantasy Co., Ltd.	25,453	0.0
4,300		Ahresty Corp.	17,196	0.0
44,800		Aica Kogyo Co., Ltd.	758,404	0.3
16,400		Airport Facilities Co., Ltd.	75,623	0.0
9,000		Akita Bank Ltd.	24,705	0.0
6,100		Alpen Co., Ltd.	111,910	0.1
2,300		Amuse, Inc.	44,102	0.0
7,500		Arc Land Sakamoto Co., Ltd.	108,711	0.1
33,100		Arcs Co., Ltd.	698,617	0.3
17,500		Argo Graphics, Inc.	227,280	0.1
8,300		Arnest One Corp.	123,138	0.1
60,100		Asahi Diamond Industrial Co., Ltd.	532,244	0.2
14,200		Belluna Co., Ltd.	105,370	0.1
42,000		Best Denki Co., Ltd.	58,484	0.0
2,800		Bookoff Corp.	23,085	0.0
8,000		Bunka Shutter Co., Ltd.	34,157	0.0
35		Can Do Co., Ltd.	47,684	0.0
37,000		Capcom Co., Ltd.	705,657	0.3
1,700		Central Sports Co., Ltd.	24,317	0.0
2,900		Chiyoda Co., Ltd.	82,956	0.0
43,500		Chori Co., Ltd.	475,386	0.2

See Accompanying Notes to Financial Statements

33

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
6,500		Chubu Steel Plate Co., Ltd.	22,248	0.0
47,000		Chuetsu Pulp & Paper Co., Ltd.	80,093	0.0
153		DA Consortium, Inc.	45,879	0.0
7,000		Daido Steel Co., Ltd.	30,357	0.0
3,700		Daikoku Denki Co., Ltd.	93,675	0.1
105,000		Daikyo, Inc.	280,123	0.1
132,000		Daiwa Industries Ltd.	560,946	0.2
2,300		Doutor Nichires Holdings Co., Ltd.	28,950	0.0
30,091		DTS Corp.	415,690	0.2
4,300		Dydo Drinco, Inc.	183,476	0.1
2,600		ESPEC Corp.	20,834	0.0
12,000		Excel Co., Ltd.	100,854	0.1
6,400		Exedy Corp.	125,101	0.1
897		Faith, Inc.	94,648	0.1
1,600		F-Tech, Inc.	25,130	0.0
14,000	@	Fuji Kiko Co., Ltd.	43,356	0.0
1,900		Fuji Machine Manufacturing Co., Ltd.	26,915	0.0
22,927		Fuji Soft, Inc.	486,751	0.2
41,500		Fujikura Kasei Co., Ltd.	175,484	0.1
1,600		Fujimori Kogyo Co., Ltd.	37,906	0.0
42		Fujishoji Co., Ltd.	51,206	0.0
4,000		Fujitec Co., Ltd.	23,970	0.0
6,800		Fujitsu Frontech Ltd.	36,094	0.0
2,500		FuKoKu Co. Ltd.	21,832	0.0
1,200		Fukuda Denshi Co., Ltd.	35,826	0.0
20,100		Furuno Electric Co., Ltd.	78,074	0.0
58,900		Futaba Industrial Co., Ltd.	221,408	0.1
22		Gendai Agency, Inc.	25,106	0.0
40,400		Glory Ltd.	980,516	0.4
14,110		Goldcrest Co., Ltd.	212,152	0.1
2,200		Gurunavi, Inc.	24,389	0.0
2,450		Gulliver International Co., Ltd.	93,808	0.1
3,700		Hakuto Co., Ltd.	33,707	0.0
13,600		Happinet Corp.	114,672	0.1
7,000		Higashi Nihon House Co. Ltd.	25,182	0.0
11,000		Higashi-Nippon Bank Ltd.	23,722	0.0
6,800		HI-LEX CORP	101,147	0.1
18,200		Hitachi Transport System Ltd.	273,199	0.1
2,400		Hitachi Zosen Fukui Corp.	27,769	0.0
9,000		Hokkaido Gas Co., Ltd.	25,483	0.0
7,300		H-One Co. Ltd.	56,867	0.0
6,000		Icom, Inc.	125,412	0.1
24,300		Iida Home Max	214,398	0.1
2,000		Imasen Electric Industrial	23,219	0.0
87,809		Inabata & Co., Ltd.	567,548	0.2
92,700		Ines Corp.	591,475	0.3
161		Infocom Corp.	200,945	0.1
4,200		Innotech Corp.	17,536	0.0
5,400		Information Services International-Dentsu Ltd.	47,079	0.0
2,300		Japan Digital Laboratory Co.	23,968	0.0
47,000		Jidosha Buhin Kogyo Co., Ltd.	147,118	0.1
24,000		JMS Co., Ltd.	75,091	0.0
15,000		J-Oil Mills, Inc.	38,912	0.0
35,700		JSP Corp.	462,013	0.2
10,400	@	Justsystems Corp.	27,775	0.0
2,000		Kanamoto Co., Ltd.	24,408	0.0
1,524,000	@	Kanematsu Corp.	1,797,724	0.8
12,000		Kasai Kogyo Co., Ltd.	48,817	0.0
1,400		Kato Sangyo Co., Ltd.	25,322	0.0
2,800		Kenko Mayonnaise Co. Ltd.	27,534	0.0
20,000	@	Kinki Nippon Tourist Co., Ltd.	24,044	0.0
1,700		Kita-Nippon Bank Ltd.	46,444	0.0
11,000		Kitano Construction Corp.	26,597	0.0
12,000		Koito Manufacturing Co., Ltd.	149,057	0.1
58,000	@	Kumagai Gumi Co., Ltd.	52,348	0.0
142,000		Kureha Corp.	552,248	0.2
50,800		Kuroda Electric Co., Ltd.	572,457	0.3
28,100		Kyoden Co., Ltd.	41,626	0.0
36,000		Kyodo Printing Co., Ltd.	80,739	0.0
6,800		Kyokuto Securities Co., Ltd.	51,661	0.0
2,300		Kyowa Exeo Corp.	24,141	0.0
22,900		Lintec Corp.	396,114	0.2
2,500		Macnica, Inc.	49,257	0.0
192,000		Marudai Food Co., Ltd.	673,617	0.3
2,100		Maruka Machinery Co. Ltd.	25,442	0.0
16,400		MCJ Co. Ltd.	29,762	0.0
108,627		Mimasu Semiconductor Industry Co., Ltd.	853,828	0.4
2,600		Misawa Homes Co., Ltd.	38,248	0.0
1,800		Mitani Corp.	19,581	0.0
11,400		Mitsui High-Tec, Inc.	84,749	0.0
95,000		Mitsui Sugar Co., Ltd.	306,081	0.1
34,500		Modec, Inc.	700,734	0.3
45,100		Musashi Seimitsu Industry Co., Ltd.	941,866	0.4
9,500		Nabtesco Corp.	177,298	0.1
1,300		Nafco Co., Ltd.	21,975	0.0
67,483		Namura Shipbuilding Co., Ltd.	201,192	0.1
50,300		NEC Networks & System Integration Corp.	918,900	0.4
38,800		Nichi-iko Pharmaceutical Co., Ltd.	820,863	0.4
9,000		Nichireki Co., Ltd.	42,668	0.0
11,200		Nidec Copal Corp.	84,665	0.0
5,700		Nifco, Inc.	129,532	0.1
46,000		Nihon Parkerizing Co., Ltd.	694,227	0.3
129,000		Nippo Corp.	1,462,111	0.6
3,000		Nippon Pillar Packing Co., Ltd.	18,730	0.0
17,000		Nippon Piston Ring Co., Ltd.	27,431	0.0
2,000		Nippon Seisen Co., Ltd.	7,116	0.0
136,000		Nippon Soda Co., Ltd.	591,169	0.3
87,000		Nippon Steel Trading Co., Ltd.	202,839	0.1
32,000		Nippon Thompson Co., Ltd.	110,715	0.1
39,275	@,X	NIS Group Co., Ltd.	–	–
388,000		Nishimatsu Construction Co., Ltd.	607,463	0.3
2,600		Nishio Rent All Co., Ltd.	30,916	0.0
69,000		Nissei Build Kogyo Co., Ltd.	147,884	0.1

See Accompanying Notes to Financial Statements

34

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
16,200		Nisshin Fudosan Co.	86,455	0.0
51,000		Nitta Corp.	784,494	0.3
156,000		Nittetsu Mining Co., Ltd.	627,524	0.3
4,967		Nojima Corp.	31,319	0.0
16,000		Nomura Real Estate Holdings, Inc.	287,197	0.1
57,000		Obayashi Road Corp.	145,042	0.1
7,000		Oita Bank Ltd./The	23,509	0.0
4,000		Onoken Co., Ltd.	31,985	0.0
19,000		Pacific Industrial Co., Ltd.	111,703	0.1
4,800		Paltac Corp.	70,299	0.0
26,200		Plenus Co., Ltd.	426,223	0.2
8,000		Press Kogyo Co., Ltd.	33,459	0.0
116,000		Prima Meat Packers Ltd.	209,424	0.1
2,600		Relo Holdings, Inc.	86,475	0.0
7,000		Riken Corp.	23,435	0.0
3,600		Rokko Butter Co. Ltd.	23,315	0.0
1,700		Saison Information Systems Co. Ltd.	20,614	0.0
15,000		San-Ai Oil Co., Ltd.	65,769	0.0
9,000		San-In Godo Bank Ltd.	62,252	0.0
52,000		Sanki Engineering Co., Ltd.	240,345	0.1
4,000		Sankyo Frontier Co. Ltd.	22,467	0.0
3,800		Sanshin Electronics Co., Ltd.	28,551	0.0
87		Sanyo Housing Nagoya Co., Ltd.	92,539	0.1
6,000		Sekisui Jushi Corp.	58,477	0.0
4,900		Senshu Electric Co. Ltd	57,374	0.0
7,800		Shidax Corp.	36,857	0.0
19,700		Shinko Plantech Co., Ltd.	161,847	0.1
9,000		Shinmaywa Industries Ltd.	48,836	0.0
224,000		Shinsho Corp.	398,996	0.2
122,000		Sumikin Bussan Corp.	298,176	0.1
53,500		Sumitomo Densetsu Co., Ltd.	482,610	0.2
11,000		Sumitomo Precision Products	46,582	0.0
1,250		Sumitomo Real Estate Sales Co., Ltd.	58,858	0.0
9,000		T RAD Co., Ltd.	20,547	0.0
2,200		T&K Toka Co. Ltd.	27,448	0.0
4,500		Tachi-S Co., Ltd.	82,579	0.0
78,000		Taihei Kogyo Co., Ltd.	310,843	0.1
25,882		Taiho Kogyo Co., Ltd.	250,603	0.1
1,300		Takamatsu Construction Group Co., Ltd.	21,301	0.0
8,100		Takara Leben Co., Ltd.	86,843	0.1
117,000		Takasago International Corp.	595,830	0.3
10,000		Takiron Co., Ltd.	35,698	0.0
79,000		TBK Co., Ltd.	388,510	0.2
2,300		Tenma Corp.	22,824	0.0
1,700		Tera Probe, Inc.	11,414	0.0
122,000		TOA Road Corp.	325,529	0.1
5,000		Toei Co., Ltd.	27,432	0.0
1,900		Toho Holdings Co., Ltd.	38,840	0.0
1,500		Tokai Corp./Gifu	36,977	0.0
198,000		Tokai Tokyo Financial Holdings	713,372	0.3
139,000		Tokyo Tekko Co., Ltd.	479,106	0.2
173,000	@,L	Tonichi Carlife Group, Inc.	702,141	0.3
2,900		Topre Corp.	25,041	0.0
1,700		Torii Pharmaceutical Co., Ltd.	37,631	0.0
144		Tosei Corp.	53,943	0.0
8,000		Totetsu Kogyo Co., Ltd.	91,636	0.1
8,000		Touei Housing Corp.	85,157	0.0
6,800		Towa Corp.	38,194	0.0
113,800		Toyo Kohan Co., Ltd.	283,976	0.1
13,900		Toyo Tanso Co., Ltd.	263,702	0.1
1,900		Trans Cosmos, Inc.	21,163	0.0
31,600		Trusco Nakayama Corp.	569,710	0.2
18,700		Tsumura & Co.	598,000	0.3
6,300		Tsuruha Holdings, Inc.	477,542	0.2
23,100		Tsutsumi Jewelry Co., Ltd.	530,460	0.2
1,900		UKC Holdings Corp.	35,465	0.0
30,600		Unipres Corp.	705,428	0.3
200		Vital KSK Holdings, Inc.	2,026	0.0
10,900		VT Holdings Co. Ltd.	77,379	0.0
5,000		Wakita & Co. Ltd.	35,272	0.0
27,400		Warabeya Nichiyo Co., Ltd.	559,500	0.2
8,800		Waseda Academy Co., Ltd.	81,543	0.0
10,304		Watabe Wedding Corp.	83,941	0.0
1,900		Yachiyo Bank Ltd./The	33,922	0.0
12,700	@	Yamaichi Electronics Co., Ltd.	20,564	0.0
105,400		Yamazen Corp.	649,744	0.3
1,700		Yellow Hat Ltd.	22,814	0.0
3,000		Yokogawa Bridge Corp.	21,832	0.0
60,200		Yonekyu Corp.	489,064	0.2
4,200		Yorozu Corp.	62,324	0.0
1,007,000		Yuasa Trading Co., Ltd.	1,666,811	0.7
27,800		Yushin Precision Equipment Co., Ltd.	487,581	0.2
		44,302,763		18.3

		Malaysia: 0.9%
19,000		Allianz Malaysia Bhd	43,044	0.0
75,000		DRB-Hicom Bhd	60,867	0.0
8,400		Hong Leong Financial Group Bhd	35,505	0.0
619,672		Kulim Malaysia BHD	1,017,444	0.4
239,900		Kumpulan Fima BHD	152,566	0.1
183,200		LBS Bina Group Bhd	52,270	0.0
542,400		Lion Industries Corp. Bhd	188,420	0.1
429,400		Media Prima Bhd	321,416	0.1
33,900		MNRB Holdings Bhd	32,169	0.0
59,400		Paramount Corp. Bhd	29,399	0.0
117,200		UMW Holdings Bhd	381,952	0.2
		2,315,052		0.9

		Mexico: 0.3%
2,200	@	Gruma SAB de CV ADR	25,520	0.0
600		Grupo Herdez S.A.B. de C.V.	1,626	0.0
45,900	@	Grupo Simec SAB de CV	184,385	0.1
92,000	@	Industrias CH, SA	533,915	0.2
		745,446		0.3

		Netherlands: 1.3%
12,331		BE Semiconductor Industries NV	83,110	0.0
80,000		Delta Lloyd NV	1,330,435	0.6
14,775		Mediq NV	239,810	0.1

See Accompanying Notes to Financial Statements

35

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: (continued)
1,824		Nutreco Holding NV	136,628	0.1
217,777	@,L	SNS Reaal NV	320,659	0.1
45,000		Ten Cate NV	997,561	0.4
		3,108,203		1.3

		New Zealand: 1.0%
356,984		Chorus Ltd.	991,672	0.4
243,846		Fletcher Building Ltd.	1,410,394	0.6
		2,402,066		1.0

		Norway: 1.3%
216,000	@	Borregaard ASA	746,356	0.3
35,000	@	Dockwise Ltd.	558,645	0.2
121,229	@,L	Norske Skogindustrier ASA	101,606	0.0
11,600		Schibsted ASA	434,133	0.2
4,051		SpareBank 1 SMN	26,248	0.0
3,311		Sparebanken Ost	18,990	0.0
150,000	@	Storebrand ASA	754,854	0.3
513,000		STX OSV Holdings Ltd.	640,533	0.3
		3,281,365		1.3

		Pakistan: 0.1%
1,100,563		Bank Alfalah Ltd.	172,426	0.1
274,568	@	Pakistan Telecommunication Co., Ltd.	48,372	0.0
		220,798		0.1

		Philippines: 0.2%
12,290		Globe Telecom, Inc.	339,649	0.2
105,550		Nickel Asia Corp.	43,877	0.0
		383,526		0.2

		Poland: 0.0%
47,792		Tauron Polska Energia SA	66,098	0.0

		Portugal: 0.0%
26,243		Mota-Engil SGPS SA	44,389	0.0

		Russia: 0.1%
113,483	@	Exillon Energy PLC	286,039	0.1

		Singapore: 3.0%
62,000		Breadtalk Group Ltd.	30,451	0.0
12,392		Broadway Industrial Group Ltd.	2,888	0.0
25,306		Cape PLC	109,854	0.0
139,000		CSE Global Ltd.	98,380	0.0
477,000		First Resources Ltd.	799,857	0.3
206,999	@	Flextronics International Ltd.	1,194,384	0.5
161,000		Goodpack Ltd.	255,555	0.1
953,000		GuocoLeisure Ltd.	483,271	0.2
37,881		Hiap Seng Engineering Ltd.	9,186	0.0
117,000		Ho Bee Investment Ltd.	141,071	0.1
274,000		Hong Leong Asia Ltd.	378,014	0.2
29,000		InnoTek Ltd.	7,702	0.0
12,000		Jardine Cycle & Carriage Ltd.	482,817	0.2
1,223,000		LC Development Ltd.	158,239	0.1
394,000		Lian Beng Group Ltd.	125,486	0.1
271,000		Mapletree Commercial Trust	268,278	0.1
812,680		Mapletree Industrial Trust	931,494	0.4
15,191		Miclyn Express Offshore Ltd.	34,986	0.0
63,000		QAF Ltd.	40,977	0.0
372,000		Saizen REIT	52,760	0.0
39,000		Sim Lian Group Ltd.	26,116	0.0
123,000		Sing Holdings Ltd.	38,822	0.0
54,000		Stamford Land Corp. Ltd	24,545	0.0
36,000		Sunningdale Tech Ltd.	3,652	0.0
68,000		Super Group Ltd/Singapore	136,022	0.1
358,000		Tiong Woon Corp. Holding Ltd.	81,983	0.0
473,000		UMS Holdings Ltd.	156,378	0.1
243,000		United Overseas Land Ltd.	1,124,367	0.5
48,000		UOB-Kay Hian Holdings Ltd.	63,076	0.0
		7,260,611		3.0

		South Africa: 0.3%
3,939		Liberty Holdings Ltd.	45,674	0.0
65,667		MMI Holdings Ltd.	158,447	0.1
140,078	@	SUPER GROUP LTD	250,409	0.1
105,518	@	Telkom SA Ltd.	222,593	0.1
		677,123		0.3

		South Korea: 3.0%
358		Amorepacific Corp.	154,282	0.1
2,300		Asia Cement Co. Ltd.	121,114	0.1
87,980		BS Financial Group, Inc.	995,822	0.4
1,062		Dae Han Flour Mills Co. Ltd.	121,714	0.1
18,100		Daeduck GDS Co., Ltd.	197,324	0.1
8,020		Daegu Department Store	100,020	0.1
10,130		Daesang Holdings Co. Ltd.	54,676	0.0
12,718		Daou Data Corp.	42,010	0.0
38,870		Daou Technology, Inc.	551,924	0.2
2,145		Dongil Industries Co. Ltd.	95,436	0.1
6,250		Dongwha Pharm Co. Ltd.	37,192	0.0
800		Global & Yuasa Battery Co. Ltd.	33,924	0.0
4,042		Hankook Tire Co. Ltd	52,170	0.0
17,687	@	Hankook Tire Co. Ltd.	746,013	0.3
2,090		Hankuk Paper Manufacturing Co. Ltd.	38,811	0.0
1,400		Husteel Co. Ltd.	35,174	0.0
2,244		Hyundai Home Shopping Network Corp.	266,346	0.1
105		Ilshin Spinning Co. Ltd.	7,615	0.0
1,090		INTOPS Co. Ltd.	24,408	0.0
3,640		Inzi Controls Co. Ltd.	24,311	0.0
6,885		Jeonbuk Bank	26,203	0.0
2,800		KISCO Corp.	75,586	0.0
1,361		KISWIRE Ltd.	39,489	0.0
7,250		Kolon Corp.	114,289	0.1
580		Korea Flange Co. Ltd.	6,591	0.0
62,919	@	Korea Real Estate Investment Trust Co.	81,771	0.0
3,720		Korea United Pharm, Inc.	29,645	0.0
16,570		KTCS Corp.	32,953	0.0
1,430		Kunsul Chemical Industrial Co. Ltd.	25,820	0.0

See Accompanying Notes to Financial Statements

36

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
17,030		Kwang Dong Pharmaceutical Co. Ltd.	82,235	0.0
2,304		Kyungdong Pharm Co. Ltd.	26,093	0.0
6,220		Mando Corp.	819,275	0.3
12,270	@	Meritz Finance Group, Inc.	40,734	0.0
6,912	@	Neowiz Corp.	101,001	0.1
2,950		Sam Young Electronics Co. Ltd.	23,571	0.0
1,541		Samchully Co. Ltd.	137,600	0.1
844		Samyang Genex Co. Ltd.	40,416	0.0
739		Samyang Holdings Corp.	48,449	0.0
10,718		SeAH Steel Corp.	924,101	0.4
10,750		Sebang Co., Ltd.	175,471	0.1
3,190		Sejong Industrial Co., Ltd.	36,422	0.0
3,880		Sewon Precision Industry Co. Ltd.	61,726	0.0
1,170		Sindo Ricoh Co. Ltd	71,014	0.0
10,230		Tae Kyung Industrial Co. Ltd	31,755	0.0
123		Taekwang Industrial Co. Ltd	114,292	0.1
51,550		Taeyoung Engineering & Construction Co. Ltd.	259,108	0.1
1,080		YESCO Co. Ltd.	29,749	0.0
2,020		Youngone Corp.	112,343	0.1
		7,267,988		3.0

		Sweden: 1.3%
1,260		AF AB	27,988	0.0
5,051		Bilia AB	64,841	0.0
25,099	L	Billerud AB	239,419	0.1
208,096		Byggmax Group AB	958,294	0.4
5,348		Duni AB	48,377	0.0
60,000		FinnvedenBulten AB	266,310	0.1
7,640		Industrial & Financial Systems	117,775	0.1
42,500		Loomis AB	584,035	0.2
4,875		Nolato AB	56,593	0.0
32,825		Saab AB	623,551	0.3
20,647	@	Semcon AB	137,572	0.1
		3,124,755		1.3

		Switzerland: 4.0%
545	@	AFG Arbonia-Forster Holding	12,353	0.0
156		Bossard Holding AG	20,955	0.0
46,600	@	Clariant AG	499,365	0.2
845		Coltene Holding AG	24,579	0.0
712		Emmi AG	176,911	0.1
3,251		Forbo Holding AG	2,054,632	0.9
43,805		Gategroup Holding AG	1,160,955	0.5
4,430		Helvetia Holding AG	1,555,574	0.7
10,680		Highlight Communications AG	50,236	0.0
4,666		Implenia AG	197,652	0.1
242		Inficon Holding AG	51,762	0.0
1,731	@	Kardex AG	45,631	0.0
2,800		Kuoni Reisen Holding	748,767	0.3
4,258	@	Micronas Semiconductor Holding AG	36,613	0.0
9,972		OC Oerlikon Corp. AG	100,434	0.0
18,000		Orior AG	939,332	0.4
618		Schweizerische National-Versicherungs-Gesellschaft AG	24,951	0.0
6,200		Swiss Life Holding	782,980	0.3
486		Valiant Holding	47,828	0.0
5,083		Valora Holding AG	968,242	0.4
95		Vetropack Holding AG	162,193	0.1
		9,661,945		4.0

		Taiwan: 1.9%
17,000		Audix Corp.	13,750	0.0
50,177	@	ChipMOS Technologies (Bermuda) Ltd.	512,307	0.2
38,000		Creative Sensor, Inc.	18,583	0.0
298,000		CTCI Corp.	592,166	0.3
24,000		Feng TAY Enterprise Co., Ltd.	26,932	0.0
2,289		Founding Construction & Development Co. Ltd.	1,393	0.0
478,000		Gigabyte Technology Co., Ltd.	393,956	0.2
96,456		Global Brands Manufacture Ltd.	32,867	0.0
20,666		Himax Technologies, Inc. ADR	37,406	0.0
33,090		Hold-Key Electric Wire & Cable Co. Ltd.	11,046	0.0
461,470		Inventec Co., Ltd.	157,674	0.1
385,000		King Yuan Electronics Co., Ltd.	209,202	0.1
121,000	@	King's Town Bank	82,716	0.0
286,000	@	Long Bon International Co., Ltd.	186,876	0.1
95,000		Lung Yen Life Service Corp.	293,204	0.1
280,691		Mercuries & Associates Ltd.	239,853	0.1
187,450		Merida Industry Co. Ltd.	717,986	0.3
210,348		New Asia Construction & Development Corp.	58,168	0.0
83,025		Pacific Construction Co.	22,173	0.0
33,000	@	Princo Corp.	1,954	0.0
616,000		Sigurd Microelectronics Corp.	510,895	0.2
2,070		Sinon Corp.	906	0.0
225,000	@	ThaiLin Semiconductor Corp.	75,343	0.0
64,278		TYC Brother Industrial Co., Ltd.	22,833	0.0
2,785,000	@	Winbond Electronics Corp.	374,899	0.2
		4,595,088		1.9

		Thailand: 1.3%
36,100		Bangchak Petroleum PCL	30,798	0.0
123,000		Bangkok Expressway PCL	111,191	0.1
1,751,000		Krung Thai Bank PCL	1,029,344	0.4
62,600		Siam City Cement PCL	867,567	0.4
369,200		Total Access Communication PCL	1,041,963	0.4
		3,080,863		1.3

		Turkey: 0.5%
63,276	@	Akfen Gayrimenkul Yatirim Ortakligi AS	56,101	0.0

See Accompanying Notes to Financial Statements

37

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Turkey: (continued)
60,397		Aksa Akrilik Kimya Sanayii	158,658	0.1
38,805		Aksigorta	43,763	0.0
63,700		Alarko Holding AS	147,878	0.1
249,078	@	GSD Holdings A/S	95,845	0.0
17,890	@	Gubre Fabrikalari TAS	125,345	0.1
15,628		Is Yatirim Menkul Degerler A.S.	15,186	0.0
12,652		Pinar Entegre Et ve Un Sanayi AS	40,535	0.0
112,588	@	Sekerbank TAS	96,125	0.0
15,455	@	Soda Sanayii AS	23,985	0.0
78,292		Torunlar Gayrimenkul Yatirim Ortakligi AS	124,147	0.1
41,347	@	Turk Ekonomi Bankasi AS	40,382	0.0
44,464		Turkiye Vakiflar Bankasi Tao	104,735	0.0
238,657	@	Vestel Elektronik Sanayi	239,859	0.1
		1,312,544		0.5

		United Arab Emirates: 0.1%
200,000		Lamprell PLC	239,492	0.1

		United Kingdom: 17.4%
185,327		888 Holdings PLC	313,834	0.1
100,000		A.G.BARR PLC	718,124	0.3
94,569		Albemarle & Bond Holdings	390,686	0.2
20,805		Amec PLC	356,970	0.2
141,854		Anglo Pacific Group PLC	573,263	0.2
75,000		Ashtead Group PLC	453,100	0.2
140,714	@	Barratt Developments PLC	431,361	0.2
199,213		Beazley PLC	564,238	0.2
30,000	@	Berkeley Group Holdings PLC	738,248	0.3
106,806		Bodycote PLC	652,132	0.3
4,469		British Polythene Industries PLC	27,531	0.0
257,265	@	Cairn Energy PLC	1,166,081	0.5
62,010	@	Capital & Regional PLC	24,017	0.0
3,867		Catlin Group Ltd.	29,470	0.0
5,221		City of London Investment Group PLC	25,171	0.0
27,900		Computacenter PLC	165,194	0.1
10,354		Costain Group PLC	39,396	0.0
6,278		Cranswick PLC	75,698	0.0
127,669		CSR Plc	728,809	0.3
66,198		Daily Mail & General Trust	510,648	0.2
56,008		Dairy Crest Group PLC	322,942	0.1
104,079		Davis Service Group PLC	946,415	0.4
30,000		De La Rue PLC	513,084	0.2
563,674		Debenhams PLC	1,091,284	0.5
113,483		Dechra Pharmaceuticals PLC	1,130,791	0.5
100,000		Devro PLC	530,077	0.2
66,198		Dignity PLC	999,256	0.4
80,000		Diploma PLC	577,856	0.2
229,938		Drax Group PLC	2,086,891	0.9
29,602		DS Smith PLC	102,200	0.0
7,086		E2V Technologies PLC	13,293	0.0
228,758		Elementis Plc	774,281	0.3
734,199	@	EnQuest PLC	1,376,348	0.6
176,341		Fiberweb PLC	187,818	0.1
3,518		Fidessa Group PLC	75,532	0.0
47,238		Firstgroup PLC	145,220	0.1
100,160	@	Gem Diamonds Ltd.	272,758	0.1
189,139		Grainger PLC	337,329	0.1
100,000		Halma PLC	666,511	0.3
16,541	@	Highland Gold Mining Ltd.	27,921	0.0
4,252		Hill & Smith Holdings PLC	25,526	0.0
478,542	L	Home Retail Group	883,480	0.4
50,000		IG Group Holdings PLC	352,083	0.1
60,000		Inchcape PLC	390,210	0.2
223,353		Intermediate Capital Group PLC	1,102,438	0.5
105,572		International Personal Finance PLC	593,031	0.2
159,041		Interserve PLC	1,001,944	0.4
2,364		John Menzies PLC	23,138	0.0
50,000		John Wood Group PLC	687,239	0.3
155,877	@	Johnston Press PLC	32,072	0.0
80,384		Keller Group PLC	788,496	0.3
20,000		Kier Group PLC	416,062	0.2
14,472		Lavendon Group PLC	32,978	0.0
49,349		Lookers Plc	60,524	0.0
55,476		Management Consulting Group PLC	22,200	0.0
139,258	@	Mcbride PLC	307,879	0.1
4,136,370	@	Mcbride PLC - B Shares	6,675	0.0
108,008		Micro Focus International PLC	1,001,837	0.4
75,000		Millennium & Copthorne Hotels PLC	608,603	0.3
38,013		Mondi PLC	419,036	0.2
14,367		Moneysupermarket.com Group PLC	31,115	0.0
13,708		Morgan Sindall PLC	146,333	0.1
179,423		Northgate Plc	733,275	0.3
20,000		Oxford Instruments Plc	434,004	0.2
23,028		Pace PLC	69,121	0.0
126,405		Paragon Group of Cos PLC	511,852	0.2
1,678,800	@	Polo Resources Ltd.	74,635	0.0
118,212	@	Premier Oil PLC	670,265	0.3
350,849		QinetiQ PLC	1,117,451	0.5
85,112		Ricardo Plc	499,956	0.2
205,770		RM PLC	268,972	0.1
100,000		RPS Group PLC	377,652	0.2
35,303		Savills PLC	230,674	0.1
60,000		SDL PLC	514,290	0.2
308,639		Senior Plc	969,972	0.4
405,539		Shanks Group PLC	536,470	0.2
350,000		SIG Plc	592,935	0.2
7,159		Synergy Health PLC	107,327	0.1
206,684		TalkTalk Telecom Group PLC	633,724	0.3
756,559		Taylor Wimpey PLC	747,762	0.3
37,827		Travis Perkins PLC	661,027	0.3
52,313	@	Trinity Mirror PLC	51,286	0.0
298,913		TT electronics PLC	604,085	0.3
20,000		Ultra Electronics Holdings PLC	547,289	0.2
69,078	@	Valiant Petroleum PLC	474,534	0.2
130,183		WH Smith PLC	1,306,396	0.5
144,569		Yule Catto & Co. PLC	342,951	0.1
		42,172,582		17.4

See Accompanying Notes to Financial Statements

38

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 0.4%
303,117	@ Golden Star Resources Ltd.	606,234	0.3
4,800	@ International Forest Products Ltd..	30,758	0.0
12,558	@ Nova Measuring Instruments Ltd.	94,436	0.0
23,298	@ Orbotech Ltd.	192,442	0.1
		923,870	0.4

	Total Common Stock
	(Cost $222,860,398)	236,885,428	97.8

PREFERRED STOCK: 0.1%
	Germany: 0.1%
2,300	Fuchs Petrolub AG	162,615	0.1

	Total Preferred Stock
	(Cost $131,000)	162,615	0.1

	Total Long-Term Investments
	(Cost $222,991,398)	237,048,043	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateralcc(1): 0.7%
722,019	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $722,027, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $736,459, due 01/15/14-11/01/42)	722,019	0.3
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,020,000, due 01/01/27-10/20/42)	1,000,000	0.4
		1,722,019	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
632,563	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $632,563)	632,563	0.3

	Total Short-Term Investments
	(Cost $2,354,582)	2,354,582	1.0

	Total Investments in Securities (Cost $225,345,980)	$ 239,402,625	98.9
	Assets in Excess of Other Liabilities	2,770,605	1.1
	Net Assets	$ 242,173,230	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $228,052,548.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 43,637,136
Gross Unrealized Depreciation	(32,287,059)
Net Unrealized Appreciation	$ 11,350,077

Sector Diversification	Percentage of Net Assets
Industrials	22.8%
Consumer Discretionary	19.1
Financials	13.1
Materials	11.9
Information Technology	11.8
Health Care	5.9
Energy	5.3
Consumer Staples	4.9
Telecommunication Services	2.1
Utilities	1.0
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

39

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALL CAP FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: ,(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$ 415,808	$ 14,633,384	$ –	$ 15,049,192
Austria	1,294,802	2,321,476	–	3,616,278
Belgium	1,907,548	1,030,078	–	2,937,626
Bermuda	36,385	–	–	36,385
Brazil	1,105,859	–	–	1,105,859
Canada	9,404,260	–	–	9,404,260
China	1,106,906	2,228,862	26,371	3,362,139
Denmark	145,735	2,421,719	–	2,567,454
Finland	123,225	257,073	–	380,298
France	2,059,412	8,918,071	–	10,977,483
Germany	5,363,952	18,549,637	–	23,913,589
Greece	28,111	–	–	28,111
Hong Kong	696,379	9,178,157	62,930	9,937,466
India	434,287	2,424,861	45,374	2,904,522
Indonesia	–	1,118,624	–	1,118,624
Ireland	1,422,653	2,595,206	–	4,017,859
Israel	–	127,756	–	127,756
Italy	599,519	7,328,402	–	7,927,921
Japan	711,259	43,591,504	–	44,302,763
Malaysia	321,416	1,993,636	–	2,315,052
Mexico	745,446	–	–	745,446
Netherlands	83,110	3,025,093	–	3,108,203
New Zealand	–	2,402,066	–	2,402,066
Norway	1,323,991	1,957,374	–	3,281,365
Pakistan	220,798	–	–	220,798
Philippines	–	383,526	–	383,526
Poland	–	66,098	–	66,098
Portugal	44,389	–	–	44,389
Russia	–	286,039	–	286,039
Singapore	1,531,842	5,728,769	–	7,260,611
South Africa	250,409	426,714	–	677,123
South Korea	969,636	6,298,352	–	7,267,988
Sweden	846,296	2,278,459	–	3,124,755
Switzerland	2,685,693	6,976,252	–	9,661,945
Taiwan	551,667	4,043,421	–	4,595,088
Thailand	–	3,080,863	–	3,080,863
Turkey	–	1,312,544	–	1,312,544
United Arab Emirates	–	239,492	–	239,492
United Kingdom	5,915,232	36,257,350	–	42,172,582
United States	923,870	–	–	923,870
Total Common Stock	43,269,895	193,480,858	134,675	236,885,428
Preferred Stock	–	162,615	–	162,615
Short-Term Investments	632,563	1,722,019	–	2,354,582
Total Investments, at fair value	$ 43,902,458	$ 195,365,492	$ 134,675	$ 239,402,625

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $2,606,043 and $22,682,702 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy. At October 31, 2012, certain securities valued at $43,575 transferred from Level 3 to Level 1 due to the availability of quoted prices in active markets. At October 31, 2012, certain securities valued at $3,181 transferred from Level 2 to Level 3 due to significant unobservable inputs.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

40

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Australia: 3.5%
235,533		Alumina Ltd.	235,115	1.0
20,849		Newcrest Mining Ltd.	575,017	2.5
		810,132		3.5

		Belgium: 2.8%
10,261		Ageas	261,604	1.1
13,356		Belgacom S.A.	390,476	1.7
		652,080		2.8

		Brazil: 2.4%
33,097		Banco Santander Brasil SA ADR	225,059	1.0
19,100		Centrais Eletricas Brasileiras SA	104,855	0.4
28,198		Centrais Eletricas Brasileiras SA ADR	225,584	1.0
		555,498		2.4

		Canada: 9.9%
21,130		Barrick Gold Corp.	855,765	3.7
27,426		Cameco Corp.	530,693	2.3
53,091		Kinross Gold Corp.	530,379	2.3
31,879		Talisman Energy, Inc.	363,421	1.6
		2,280,258		9.9

		France: 11.2%
8,126		Alstom	277,769	1.2
12,988	@	Areva SA	228,205	1.0
23,834		Carrefour S.A.	575,603	2.5
15,906		Electricite de France SA	336,588	1.5
6,446		Sanofi-Aventis	566,133	2.4
9,779		Thales S.A.	344,230	1.5
12,340		Vivendi	252,863	1.1
		2,581,391		11.2

		Germany: 3.7%
3,753		Allianz AG	466,216	2.0
3,787		Siemens AG	381,572	1.7
		847,788		3.7

		Israel: 2.1%
11,866		Teva Pharmaceutical Industries Ltd. ADR	479,624	2.1

		Italy: 3.3%
28,491		ERG S.p.A.	206,842	0.9
678,784		Telecom Italia S.p.A. RNC	543,544	2.4
		750,386		3.3

		Japan: 30.1%
144,390		Sumitomo Mitsui Trust Holdings, Inc.	438,195	1.9
29,800		Coca-Cola West Co., Ltd.	456,837	2.0
53,000		Dai Nippon Printing Co., Ltd.	375,561	1.6
14,400		Daiichi Sankyo Co., Ltd.	220,407	1.0
20,900		Fuji Photo Film Co., Ltd.	352,800	1.5
45,000		Japan Steel Works Ltd.	266,752	1.2
10,300		Mabuchi Motor Co., Ltd.	436,481	1.9
34,200		Mitsui Sumitomo Insurance Group Holdings, Inc.	579,991	2.5
2,700		Nintendo Co., Ltd.	348,569	1.5
28,136		Nippon Telegraph & Telephone Corp. ADR	642,063	2.8
37,800		Panasonic Corp.	229,278	1.0
10,200		Rohm Co., Ltd.	329,422	1.4
7,800		Sankyo Co., Ltd.	353,389	1.5
38,000		Sekisui House Ltd.	388,549	1.7
11,800		Seven & I Holdings Co., Ltd.	363,905	1.6
34,400		Shiseido Co., Ltd.	435,342	1.9
4,555		Toyota Motor Corp. ADR	352,876	1.5
32,000		Wacoal Holdings Corp.	360,027	1.6
		6,930,444		30.1

		Netherlands: 1.6%
19,564		Wolters Kluwer NV	378,506	1.6

		Norway: 1.6%
296,568	@	Marine Harvest	232,693	1.0
16,388		Orkla ASA	129,820	0.6
		362,513		1.6

		Russia: 1.7%
43,417		Gazprom OAO ADR	396,614	1.7

		South Africa: 5.3%
17,838		AngloGold Ashanti Ltd ADR	606,135	2.6
38,832		Gold Fields Ltd.	482,450	2.1
6,966		Impala Platinum Holdings Ltd.	125,593	0.6
		1,214,178		5.3

		South Korea: 4.2%
28,868		Korea Electric Power Corp. ADR	372,109	1.6
38,515		SK Telecom Co., Ltd. ADR	601,989	2.6
		974,098		4.2

		Sweden: 1.8%
46,217		Telefonaktiebolaget LM Ericsson ADR	410,869	1.8

		Switzerland: 2.9%
44,235	@	UBS AG	664,410	2.9

		United Kingdom: 6.8%
26,333		GlaxoSmithKline PLC	590,060	2.5
133,821		Home Retail Group	247,059	1.1
73,244	@	Polyus Gold International Ltd.	243,784	1.1
177,462		Vodafone Group PLC	481,926	2.1
		1,562,829		6.8

		United States: 3.7%
10,367		Axis Capital Holdings Ltd.	375,493	1.6
6,308		Manpower, Inc.	239,325	1.0

See Accompanying Notes to Financial Statements

41

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares	Value	Percentage of Net Assets
COMMON STOCK: (continued)
United States: (continued)
21,923	@	Weatherford International Ltd.	247,730	1.1
862,548	3.7

Total Common Stock
(Cost $23,837,336)	22,714,166	98.6

SHORT-TERM INVESTMENTS: 0.9%
Mutual Funds: 0.9%
203,586	BlackRock Liquidity Funds, TempFund, Institutional Class
(Cost $203,586)	203,586	0.9

Total Short-Term Investments
(Cost $203,586)	203,586	0.9

Total Investments in Securities (Cost $24,040,922)	$ 22,917,752	99.5
Assets in Excess of Other Liabilities	106,569	0.5
Net Assets	$ 23,024,321	100.0

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $25,200,154.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$ 2,044,525
Gross Unrealized Depreciation	(4,326,927)
Net Unrealized Depreciation	$(2,282,402)

Sector Diversification	Percentage of Net Assets
Materials	15.9%
Financials	13.0
Telecommunication Services	12.7
Industrials	10.7
Consumer Discretionary	10.0
Consumer Staples	9.0
Energy	8.6
Health Care	8.0
Information Technology	6.2
Utilities	4.5
Short-Term Investments	0.9
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$ –	$ 810,132	$ –	$ 810,132
Belgium	–	652,080	–	652,080
Brazil	555,498	–	–	555,498

See Accompanying Notes to Financial Statements

42

SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Canada	$ 2,280,258	$ –	$ –	$ 2,280,258
France	–	2,581,391	–	2,581,391
Germany	–	847,788	–	847,788
Israel	479,624	–	–	479,624
Italy	–	750,386	–	750,386
Japan	994,939	5,935,505	–	6,930,444
Netherlands	–	378,506	–	378,506
Norway	–	362,513	–	362,513
Russia	396,614	–	–	396,614
South Africa	606,135	608,043	–	1,214,178
South Korea	974,098	–	–	974,098
Sweden	410,869	–	–	410,869
Switzerland	664,410	–	–	664,410
United Kingdom	243,784	1,319,045	–	1,562,829
United States	862,548	–	–	862,548
Total Common Stock	8,468,777	14,245,389	–	22,714,166
Short-Term Investments	203,586	–	–	203,586
Total Investments, at fair value	$ 8,672,363	$ 14,245,389	$ –	$ 22,917,752

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 0.5%
152,700	@	M Video	1,201,523	0.5

		Consumer Staples: 6.7%
83,000		Magnit OAO	11,803,821	4.9
20,940		Magnit OJSC	2,977,976	1.2
100,000	#,@	MHP SA GDR	1,520,000	0.6
		16,301,797		6.7

		Energy: 42.5%
30,100		Eurasia Drilling Co. Ltd. GDR	1,041,460	0.4
3,753,700		Gazprom OAO	17,341,064	7.1
91,600		KazMunaiGas Exploration Production GDR	1,625,900	0.7
416,893		Lukoil OAO ADR	25,201,182	10.3
93,503		NovaTek OAO GDR	10,705,525	4.4
65,600	L	Gazprom Neft JSC ADR	1,617,696	0.7
1,642,200		Rosneft Oil Co. GDR	12,202,035	5.0
7,565,800	@	Surgutneftegas OJSC	4,681,748	1.9
559,212	L	Surgutneftegas OJSC ADR	4,893,600	2.0
470,000		Tatneft	1,532,053	0.6
258,033	L	Tatneft ADR	10,033,644	4.1
6,450		Transneft	12,915,315	5.3
		103,791,222		42.5

		Financials: 15.9%
244,843	@,L	Halyk Savings Bank of Kazakhstan JSC GDR	1,740,833	0.7
1,121,780		LSR Group GDR	5,424,716	2.2
8,816,221		Sberbank	25,808,559	10.6
1,727,400	L	VTB Bank OJSC GDR	5,982,237	2.4
		38,956,345		15.9

		Health Care: 1.1%
213,000	@	MD Medical Group Investments PLC GDR	2,626,290	1.1

		Industrials: 1.0%
138,400		Globaltrans Investment PLC GDR	2,560,400	1.0

		Information Technology: 1.4%
56,494	@	Mail.ru Group Ltd. GDR	1,888,010	0.8
64,500	@	Yandex NV	1,501,560	0.6
		3,389,570		1.4

		Materials: 15.3%
228,500		Eurasian Natural Resources Corp.	1,211,306	0.5
321,500	L	Mechel OAO ADR	2,041,525	0.8
31,100	@	MMC Norilsk Nickel	4,786,379	2.0
477,000	L	MMC Norilsk Nickel ADR	7,331,743	3.0
1,234,030		Novolipetsk Steel	2,317,921	0.9
75,400		Phosagro OAO GDR	1,042,028	0.4
129,300		Polymetal International PLC	2,330,747	1.0

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
408,400	L	Severstal OAO GDR	4,959,953	2.0
291,390		Uralkali GDR	11,455,192	4.7
			37,476,794	15.3

		Telecommunications: 9.3%
1,012,300		JSFC Sistema	753,906	0.3
118,900		Mobile Telesystems OJSC	875,062	0.4
183,800		Mobile Telesystems OJSC	1,352,703	0.6
818,300		Mobile Telesystems OJSC ADR	14,025,662	5.7
1,279,500		Rostelecom OJSC	3,762,543	1.5
104,400		Sistema JSFC GDR	1,922,278	0.8
			22,692,154	9.3

		Utilities: 5.1%
870,207,200	@	Federal Grid Co. Unified Energy System JSC	5,673,664	2.3
274,215,648	@	RusHydro	6,736,165	2.8
			12,409,829	5.1

		Total Common Stock
		(Cost $190,360,829)	241,405,924	98.8

PREFERRED STOCK: 1.1%
		Financials: 1.1%
1,283,300	@	Sberbank of Russia	2,703,119	1.1

		Total Preferred Stock
		(Cost $2,820,817)	2,703,119	1.1

		Total Long-Term Investments
		(Cost $193,181,646)	244,109,043	99.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
		Securities Lending Collateralcc(1): 5.8%
164,830		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.30%, due 11/01/12 (Repurchase Amount $164,831, collateralized by various U.S. Government Securities, 0.375%-6.125%, Market Value plus accrued interest $168,127, due 04/15/15-05/15/38)	164,830	0.0

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,343,955	Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $3,343,984, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $3,410,835, due 11/15/12-09/20/62)	3,343,955	1.4
539,160	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $539,166, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $549,943, due 01/15/14-11/01/42)	539,160	0.2
3,343,955	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $3,343,987, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $3,410,834, due 07/15/15-02/15/41)	3,343,955	1.4
3,343,955	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $3,343,985, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $3,410,834, due 01/01/27-10/20/42)	3,343,955	1.4

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,343,955	Mizuho Securities USA Inc., Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $3,343,990, collateralized by various U.S. Government Agency Obligations, 2.034%-11.000%, Market Value plus accrued interest $3,410,834, due 02/01/13-01/01/42)	3,343,955	1.4
		14,079,810	5.8

	Total Short-Term Investments
	(Cost $14,079,810)	14,079,810	5.8

	Total Investments in Securities (Cost $207,261,456)	$ 258,188,853	105.7
	Liabilities in Excess of Other Assets	(13,827,378)	(5.7)
	Net Assets	$ 244,361,475	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $216,676,869.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,044,295
Gross Unrealized Depreciation	(28,532,311)
Net Unrealized Appreciation	$41,511,984

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: ,(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$ –	$ 1,201,523	$ –	$ 1,201,523
Consumer Staples	1,520,000	14,781,797	–	16,301,797
Energy	29,486,238	74,304,984	–	103,791,222

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Financials	$ 1,740,833	$ 37,215,512	$ –	$ 38,956,345
Health Care	2,626,290	–	–	2,626,290
Industrials	2,560,400	–	–	2,560,400
Information Technology	1,501,560	1,888,010	–	3,389,570
Materials	3,083,553	34,393,241	–	37,476,794
Telecommunications	14,025,662	8,666,492	–	22,692,154
Utilities	–	12,409,829	–	12,409,829
Total Common Stock	56,544,536	184,861,388	–	241,405,924
Preferred Stock	–	2,703,119	–	2,703,119
Short-Term Investments	–	14,079,810	–	14,079,810
Total Investments, at fair value	$ 56,544,536	$ 201,644,317	$ –	$ 258,188,853

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $98,313,612 and $2,897,446 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

52

ING EMERGING MARKETS EQUITY	SUMMARY PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Argentina: 0.1%
28,000		YPF SA ADR	312,760	0.1

		Brazil: 12.6%
135,400		Banco Santander Brasil SA ADR	920,720	0.4
53,000	L	Braskem SA ADR	693,240	0.3
86,900		BRF - Brasil Foods SA ADR	1,592,008	0.7
22,900		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,070,346	0.5
58,890		Cia de Bebidas das Americas ADR	2,402,123	1.0
3,000		Cia de Saneamento Basico do Estado de Sao Paulo	126,998	0.0
15,820		Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,329,038	0.6
78,150		Cia Energetica de Minas Gerais ADR	937,019	0.4
136,900	@,L	Fibria Celulose SA ADR	1,206,089	0.5
106,500		Gerdau SA ADR	936,135	0.4
132,400	@,L	Gol Linhas Aereas Inteligentes SA ADR	660,676	0.3
175,900	@	Hypermarcas SA	1,398,678	0.6
14,200		Itau Unibanco Holding S.A.	207,646	0.1
244,270		Itau Unibanco Holding SA ADR	3,561,456	1.5
17,900		M Dias Branco SA	601,059	0.3
126,700		MRV Engenharia e Participacoes SA	642,530	0.3
42,500		Obrascon Huarte Lain Brasil SA	399,670	0.2
153,700		Petroleo Brasileiro SA ADR	3,259,977	1.4
59,340		Petroleo Brasileiro SA ADR	1,218,250	0.5
55,000		Santos Brasil Participacoes SA	790,724	0.3
29,200		Tim Participacoes SA ADR	507,496	0.2
346,496		Tim Participacoes SA	1,228,316	0.5
13,600		Vale SA	243,401	0.1
65,300		Vale SA ADR	1,196,296	0.5
134,860		Vale SA ADR	2,399,160	1.0
		29,529,051		12.6

		China: 16.0%
8,900	@	Baidu.com ADR	948,918	0.4
3,014,000		Bank of China Ltd.	1,234,782	0.5
5,659,000		China Construction Bank	4,242,361	1.8
1,548,000		China Minsheng Banking Corp. Ltd	1,401,975	0.6
78,000		China Mobile Ltd.	865,156	0.4
270,000		China Overseas Land & Investment Ltd.	703,039	0.3
1,528,500		China Petroleum & Chemical Corp.	1,610,851	0.7
608,000		China Shanshui Cement Group Ltd.	449,810	0.2
416,000		China Shenhua Energy Co., Ltd.	1,762,675	0.8
1,782,000		China Telecom Corp., Ltd.	1,054,319	0.5
62,700		China Unicom Hong Kong Ltd. ADR	1,008,843	0.4
1,284,000		CNOOC Ltd.	2,642,442	1.1
259,000		Digital China Holdings Ltd.	434,163	0.2
980,000		Dongfeng Motor Group Co., Ltd.	1,212,064	0.5
923,000		Dongyue Group	525,067	0.2
345,000		Great Wall Motor Co. Ltd.	941,333	0.4
912,000		Guangdong Investment Ltd.	744,465	0.3
365,200		Guangzhou R&F Properties Co., Ltd.	446,357	0.2
89,000		Hengan International Group Co., Ltd.	808,116	0.3
7,452,000		Industrial and Commercial Bank of China Ltd.	4,907,136	2.1
20,310	@	Neteasecom ADR	1,096,740	0.5
7,900		PetroChina Co., Ltd. ADR	1,072,504	0.5
1,714,000		PetroChina Co., Ltd.	2,325,758	1.0
228,500		Ping An Insurance Group Co. of China Ltd.	1,798,189	0.8
10,000	@	Sina Corp.	546,300	0.2
24,300	@	Sohu.com, Inc.	922,914	0.4
254,000		Tingyi Cayman Islands Holding Corp.	752,504	0.3
188,000		Tsingtao Brewery Co., Ltd.	1,014,156	0.4
		37,472,937		16.0

		Hong Kong: 4.0%
442,000		China Mengniu Diary Co., Ltd.	1,336,692	0.6
38,000		China Mobile Ltd. ADR	2,104,820	0.9
6,200		CNOOC Ltd. ADR	1,274,410	0.5
21,600	@	Jardine Matheson Holdings Ltd.	1,330,560	0.6
1,690,000		Lenovo Group Ltd.	1,353,146	0.6
1,688,000		Skyworth Digital Holdings Ltd.	907,281	0.4
42,500	@	Standard Charter plc	1,009,689	0.4
		9,316,598		4.0

		Hungary: 0.4%
50,440		OTP Bank Nyrt	961,257	0.4

		India: 7.3%
41,700		Bajaj Auto Ltd.	1,404,939	0.6
163,593	@	Cairn India Ltd.	1,020,707	0.4
46,830		HCL Technologies Ltd.	527,759	0.2
37,290		HDFC Bank Ltd. ADR	1,394,273	0.6
37,100		Housing Development Finance Corp.	523,739	0.2
25,600		ICICI Bank Ltd. ADR	1,004,800	0.4

See Accompanying Notes to Financial Statements

1

ING EMERGING MARKETS EQUITY	PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: (continued)
3,700		Infosys Ltd.	161,986	0.1
38,060	L	Infosys Ltd. ADR	1,652,565	0.7
255,200		Oil & Natural Gas Corp., Ltd.	1,270,982	0.5
151,506		Reliance Industries Ltd.	2,260,646	1.0
115,038	#	Reliance Industries Ltd. GDR	3,421,855	1.5
171,300		Tata Chemicals Ltd.	1,005,073	0.4
54,450		Tata Motors Ltd. ADR ADR	1,314,968	0.6
26,000		Tata Motors Ltd.	123,661	0.1
		17,087,953		7.3

		Indonesia: 0.4%
524,500		Tambang Batubara Bukit Asam Tbk PT	869,866	0.4

		Israel: 0.4%
83,963		Israel Chemicals Ltd.	1,050,429	0.4

		Kazakhstan: 0.3%
45,131		KazMunaiGas Exploration Production GDR	801,075	0.3

		Macau: 0.4%
482,000		SJM Holdings Ltd.	1,044,608	0.4

		Malaysia: 1.0%
1,869,000	@	UEM Land Holdings Bhd	1,294,815	0.6
296,800		UMW Holdings Bhd	967,263	0.4
		2,262,078		1.0

		Mexico: 4.4%
49,500		America Movil SAB de CV ADR	1,251,855	0.5
144,492	@	Cemex SAB de CV ADR	1,306,208	0.6
359,680		Compartamos SAB de CV	484,829	0.2
75,000	@,L	Desarrollado ADR ADR	993,750	0.4
85,300	@	Empresas ICA SAB de CV ADR	736,992	0.3
9,300	@	Fomento Economico Mexicano SAB de CV ADR	842,673	0.4
141,590		Grupo Financiero Banorte	787,212	0.3
56,000	@	Grupo Financiero Santander Mexico SAB de CV ADR	765,520	0.3
87,700		Grupo Televisa SAB ADR	1,982,020	0.9
362,831		Wal-Mart de Mexico SA de CV	1,067,655	0.5
		10,218,714		4.4

		Panama: 0.3%
6,500	@	Copa Holdings S.A.	603,330	0.3

		Poland: 1.0%
34,623		KGHM Polska Miedz SA	1,744,825	0.8
36,057	@	Polski Koncern Naftowy Orlen	494,185	0.2
		2,239,010		1.0

		Russia: 7.4%
110,600		Gazprom OAO ADR	1,010,331	0.4
25,100		Globaltrans Investment PLC GDR	464,350	0.2
79,126		Lukoil OAO ADR	4,783,167	2.1
86,403	L	MMC Norilsk Nickel ADR	1,328,060	0.6
138,520		Mobile Telesystems OJSC ADR	2,374,233	1.0
154,137		Rosneft Oil Co. GDR	1,145,284	0.5
381,577		Sberbank of Russia ADR	4,487,345	1.9
41,194		Tatneft ADR	1,601,834	0.7
		17,194,604		7.4

		South Africa: 6.2%
9,948		Anglo Platinum Ltd.	462,477	0.2
102,013	@	ArcelorMittal South Africa Ltd.	393,274	0.2
105,950		AVI Ltd.	698,620	0.3
103,750		Clicks Group Ltd.	715,764	0.3
67,136		Exxaro Resources Ltd.	1,342,471	0.6
31,136		Impala Platinum Holdings Ltd.	561,363	0.2
62,023		Imperial Holdings Ltd.	1,409,711	0.6
14,821		Kumba Iron Ore Ltd.	926,973	0.4
128,700		MTN Group Ltd.	2,325,541	1.0
168,000	@	Old Mutual PLC	465,919	0.2
43,554		Remgro Ltd.	746,121	0.3
14,500		Sasol Ltd. ADR	614,945	0.3
102,590		Standard Bank Group Ltd.	1,266,803	0.5
47,871		Tiger Brands Ltd.	1,522,067	0.7
81,334		Vodacom Group Pty Ltd.	1,024,591	0.4
		14,476,640		6.2

		South Korea: 17.4%
82,240		BS Financial Group, Inc.	930,852	0.4
18,970		Grand Korea Leisure Co. Ltd.	533,693	0.2
47,940	@	SK Hynix, Inc.	1,091,345	0.5
11,568		Hyundai Motor Co.	2,377,441	1.0
44,250		Kangwon Land, Inc.	1,029,892	0.4
52,100		KB Financial Group, Inc. ADR	1,774,005	0.8
7,683		KCC Corp.	2,154,720	0.9
26,084		Kia Motors Corp.	1,446,090	0.6
1,800		Korea Zinc Co., Ltd.	737,358	0.3
15,080		KT Corp.	511,913	0.2
101,310		KT Corp. ADR	1,717,204	0.7
12,822		KT&G Corp.	975,703	0.4
31,731		LG Electronics, Inc.	2,207,585	1.0
61,300		LG.Philips LCD Co. Ltd ADR	909,692	0.4
1,035		Lotte Chilsung Beverage Co., Ltd.	1,351,054	0.6
733		Lotte Confectionery Co. Ltd.	1,055,410	0.5
4,658		Samsung Electronics Co., Ltd.	5,589,775	2.4
10,430		Samsung Electronics Co., Ltd. GDR	6,320,575	2.7
37,100		Samsung Heavy Industries Co., Ltd.	1,132,239	0.5

See Accompanying Notes to Financial Statements

2

ING EMERGING MARKETS EQUITY	PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: (continued)
18,460	# Samsung Life Insurance Co. Ltd.	1,589,820	0.7
6,020	SK Energy Co. Ltd.	884,859	0.4
6,926	SK Telecom Co., Ltd.	978,339	0.4
140,700	SK Telecom Co., Ltd. ADR	2,199,141	0.9
119,670	Woori Finance Holdings Co., Ltd.	1,129,704	0.5
		40,628,409	17.4

	Taiwan: 7.2%
126,000	Asustek Computer, Inc.	1,348,003	0.6
250,660	Chicony Electronics Co. Ltd.	549,489	0.2
185,939	Hon Hai Precision Industry Co., Ltd. GDR	1,132,781	0.5
1,216,400	Hon Hai Precision Industry Co., Ltd.	3,688,171	1.6
514,360	Lite-On Technology Corp.	654,378	0.3
525,000	POU Chen Corp.	530,740	0.2
240,720	Radiant Opto-Electronics Corp.	999,805	0.4
188,990	Realtek Semiconductor Corp.	355,303	0.1
708,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,157,318	0.9
242,600	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,857,340	1.7
69,000	TPK Holding Co. Ltd	865,455	0.4
1,666,000	United Microelectronics Corp.	617,744	0.3
		16,756,527	7.2

	Thailand: 4.0%
161,700	Bangkok Bank PCL	950,422	0.4
79,300	Big C Supercenter PCL	483,662	0.2
1,331,900	Charoen Pokphand Foods PCL	1,527,547	0.7
281,100	Kasikornbank PCL	1,634,552	0.7
1,937,325	Krung Thai Bank PCL	1,138,877	0.5
257,402	PTT PCL	2,661,274	1.1
243,800	Thai Union Frozen Products PCL	571,398	0.2
367,000	Thanachart Capital PCL	441,057	0.2
		9,408,789	4.0

	Turkey: 3.5%
136,638	Arcelik A/S	903,071	0.4
427,300	Eregli Demir ve Celik Fabrikalari TAS	507,730	0.2
38,670	Koza Altin Isletmeleri AS	842,575	0.4
241,100	@ Turk Hava Yollari	558,463	0.2
231,424	Turk Sise Ve Cam Fabrikalari	338,336	0.1
49,500	@ Turkcell Iletisim Hizmet AS ADR	751,905	0.3
365,600	Turkiye Garanti Bankasi A/S	1,746,823	0.8
105,300	Turkiye Halk Bankasi AS	929,012	0.4
449,300	Turkiye Is Bankasi	1,529,866	0.7
		8,107,781	3.5

	United Arab Emirates: 0.5%
136,118	@ Dragon Oil Plc	1,222,070	0.5

	United Kingdom: 0.1%
13,200	Anglo American PLC ADR	202,884	0.1

	United States: 3.3%
284,200	Avon Products, Inc.	4,402,258	1.9
192,100	@ Yahoo!, Inc.	3,229,201	1.4
		7,631,459	3.3

	Total Common Stock
	(Cost $228,138,273)	229,398,829	98.2

PREFERRED STOCK: 0.1%
	Brazil: 0.1%
6,000	Cia de Bebidas das Americas	245,193	0.1
11,600	Petroleo Brasileiro SA	118,796	0.0

	Total Preferred Stock
	(Cost $369,581)	363,989	0.1

	Total Long-Term Investments
	(Cost $228,507,854)	229,762,818	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 2.4%
1,319,692	Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $1,319,701, collateralized by various U.S. Government Agency Obligations, 2.185%-7.000%, Market Value plus accrued interest $1,346,086, due 10/01/20-12/01/47)	1,319,692	0.6
1,319,692	Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,319,704, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $1,346,086, due 11/15/12-09/20/62)	1,319,692	0.6

See Accompanying Notes to Financial Statements

3

ING EMERGING MARKETS EQUITY	PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,319,692	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,319,705, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $1,346,086, due 07/15/15-02/15/41)	1,319,692	0.6
1,319,692	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,319,704, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,346,086, due 01/01/27-10/20/42)	1,319,692	0.5
277,829	Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $277,831, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $283,386, due 02/15/13-11/15/28)	277,829	0.1
		5,556,597	2.4

	Total Short-Term Investments
	(Cost $5,556,597)	5,556,597	2.4

	Total Investments in Securities (Cost $234,064,451)	$ 235,319,415	100.7
	Liabilities in Excess of Other Assets	(1,640,723)	(0.7)
	Net Assets	$ 233,678,692	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $236,870,874.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$ 11,245,624
Gross Unrealized Depreciation	(12,797,083)
Net Unrealized Depreciation	$ (1,551,459)

Sector Diversification	Percentage of Net Assets
Financials	20.7%
Energy	17.5
Information Technology	17.2
Consumer Staples	11.2
Consumer Discretionary	9.2&
Materials	8.0
Telecommunication Services	7.3
Industrials	4.9
Utilities	1.3
Telecommunications	1.0
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

4

ING EMERGING MARKETS EQUITY	PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Argentina	$312,760	$—	$—	$312,760
Brazil	25,967,595	3,561,456	—	29,529,051
China	5,596,219	31,876,718	—	37,472,937
Hong Kong	4,709,790	4,606,808	—	9,316,598
Hungary	—	961,257	—	961,257
India	5,366,606	11,721,347	—	17,087,953
Indonesia	—	869,866	—	869,866
Israel	—	1,050,429	—	1,050,429
Kazakhstan	801,075	—	—	801,075
Macau	—	1,044,608	—	1,044,608
Malaysia	—	2,262,078	—	2,262,078
Mexico	10,218,714	—	—	10,218,714
Panama	603,330	—	—	603,330
Poland	—	2,239,010	—	2,239,010
Russia	13,119,426	4,075,178	—	17,194,604
South Africa	614,945	13,861,695	—	14,476,640
South Korea	6,600,042	34,028,367	—	40,628,409
Taiwan	3,857,340	12,899,187	—	16,756,527
Thailand	—	9,408,789	—	9,408,789
Turkey	751,905	7,355,876	—	8,107,781
United Arab Emirates	—	1,222,070	—	1,222,070
United Kingdom	—	202,884	—	202,884
United States	7,631,459	—	—	7,631,459
Total Common Stock	86,151,206	143,247,623	—	229,398,829
Preferred Stock	363,989	—	—	363,989
Short-Term Investments	—	5,556,597	—	5,556,597
Total Investments, at fair value	$86,515,195	$148,804,220	$—	$235,319,415

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Australia: 1.5%
66,346		Amcor Ltd.	543,530	0.7
50,449		Westfield Group	557,672	0.8
		1,101,202		1.5

		Canada: 3.5%
9,100		Canadian Imperial Bank of Commerce	715,791	1.0
890		Fairfax Financial Holdings Ltd.	330,166	0.4
35,058		Shaw Communications, Inc. - Class B	763,817	1.1
15,819		TransCanada Corp.	712,271	1.0
		2,522,045		3.5

		France: 8.1%
16,047		Accor S.A.	501,428	0.7
14,565		Alstom	497,871	0.7
14,291		BNP Paribas	720,906	1.0
17,750		Capgemini S.A.	746,711	1.1
20,681		Cie de Saint-Gobain	728,490	1.0
17,640		Eutelsat Communications	564,845	0.8
30,189		Gaz de France	692,905	1.0
8,283		Sanofi-Aventis	727,471	1.0
12,276		Vinci S.A.	544,144	0.8
		5,724,771		8.1

		Germany: 5.1%
27,337	L	Aixtron AG	358,579	0.5
8,085		Bayer AG	704,952	1.0
14,363		DaimlerChrysler AG	672,829	1.0
62,167		Deutsche Telekom AG	709,229	1.0
20,291		Metro AG	584,956	0.8
3,517		Muenchener Rueckversicherungs AG	565,895	0.8
		3,596,440		5.1

		Hong Kong: 1.5%
59,000		Cheung Kong Infrastructure Holdings Ltd.	345,672	0.5
13,414		China Mobile Ltd. ADR	743,001	1.0
		1,088,673		1.5

		Israel: 0.8%
44,642		Israel Chemicals Ltd.	558,499	0.8

		Italy: 1.6%
46,804		Assicurazioni Generali S.p.A.	762,154	1.1
79,268		Snam Rete Gas S.p.A.	351,263	0.5
		1,113,417		1.6

		Japan: 11.0%
15,000		Astellas Pharma, Inc.	746,064	1.0
17,000		Canon, Inc.	552,494	0.8
5,200		East Japan Railway Co.	356,911	0.5
55,200		Itochu Corp.	552,528	0.8
48,500		Kuraray Co., Ltd.	563,697	0.8
153,600		Mitsubishi UFJ Financial Group, Inc.	694,882	1.0
49,600		Mitsui & Co., Ltd.	699,123	1.0
36,000		Nippon Shokubai Co., Ltd.	353,087	0.5
83,800		Nissan Motor Co., Ltd.	700,850	1.0
10,500		Secom Co., Ltd.	534,808	0.8
12,200		Seven & I Holdings Co., Ltd.	376,241	0.5
103,000		Sumitomo Heavy Industries	369,273	0.5
23,700		Sumitomo Mitsui Financial Group, Inc.	724,201	1.0
14,700		TDK Corp.	552,778	0.8
		7,776,937		11.0

		Luxembourg: 1.0%
47,356		ArcelorMittal	700,131	1.0

		Netherlands: 4.4%
99,554		Aegon NV	556,768	0.8
7,824		Fugro NV	529,476	0.8
89,351		Koninklijke KPN NV	563,234	0.8
31,151		Royal Dutch Shell PLC	1,067,891	1.5
96,442		POSTNL	380,587	0.5
		3,097,956		4.4

		Singapore: 2.0%
276,000		Singapore Telecommunications Ltd.	726,988	1.0
46,000		United Overseas Bank Ltd.	685,988	1.0
		1,412,976		2.0

		South Korea: 0.6%
11,910		Woongjin Coway Co., Ltd.	433,548	0.6

		Sweden: 2.0%
81,117		Telefonaktiebolaget LM Ericsson	718,622	1.0
51,869		Volvo AB - B Shares	699,931	1.0
		1,418,553		2.0

		Switzerland: 3.4%
17,283		Novartis AG	1,042,175	1.5
3,642		Roche Holding AG - Genusschein	701,541	1.0
2,777		Zurich Financial Services AG	684,585	0.9
		2,428,301		3.4

		Taiwan: 1.1%
47,149		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	749,669	1.1

		United Kingdom: 11.3%
7,742		AstraZeneca PLC	359,036	0.5
143,059		Barclays PLC	528,998	0.8
22,889		BHP Billiton PLC	733,627	1.0
102,656		BP PLC	733,134	1.0
154,245		BT Group PLC	530,081	0.8
13,200		Ensco PLC	763,224	1.1
74,401		HSBC Holdings PLC	733,547	1.0
19,400		Imperial Tobacco Group PLC	733,703	1.0

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
29,142		Land Securities Group PLC	378,709	0.5
52,199		Prudential PLC	716,886	1.0
9,202		Reckitt Benckiser PLC	557,500	0.8
75,295		Reed Elsevier PLC	737,545	1.0
102,746		Tesco PLC	531,657	0.8
			8,037,647	11.3

		United States: 38.9%
10,278		Abbott Laboratories	673,415	1.0
14,300		Analog Devices, Inc.	559,273	0.8
46,800	L	Arch Coal, Inc.	372,528	0.5
20,600		Bristol-Myers Squibb Co.	684,950	1.0
19,746		Carnival Corp.	747,978	1.1
8,400		Caterpillar, Inc.	712,404	1.0
9,100		CenturyTel, Inc.	349,258	0.5
9,600		Chevron Corp.	1,058,016	1.5
5,400		Diamond Offshore Drilling	373,896	0.5
25,400		Dow Chemical Co.	744,220	1.0
14,100		Eli Lilly & Co.	685,683	1.0
7,800		ExxonMobil Corp.	711,126	1.0
66,700		First Niagara Financial Group, Inc.	552,276	0.8
17,827		Freeport-McMoRan Copper & Gold, Inc.	693,114	1.0
47,561		General Electric Co.	1,001,635	1.4
49,400		Hewlett-Packard Co.	684,190	1.0
8,161		Johnson & Johnson	577,962	0.8
25,688		JPMorgan Chase & Co.	1,070,676	1.5
15,800		KLA-Tencor Corp.	735,016	1.0
3,100		Lorillard, Inc.	359,631	0.5
17,100		Lowe's Cos., Inc.	553,698	0.8
30,500		Metlife, Inc.	1,082,445	1.5
35,525		Microsoft Corp.	1,013,706	1.4
12,369		Molson Coors Brewing Co.	533,599	0.8
14,300		Northeast Utilities	561,990	0.8
13,000		Occidental Petroleum Corp.	1,026,480	1.4
7,594		PepsiCo, Inc.	525,809	0.7
28,347		Pfizer, Inc.	704,990	1.0
51,511	L	Pitney Bowes, Inc.	739,698	1.0
8,900		PNC Financial Services Group, Inc.	517,891	0.7
24,242		PPL Corp.	717,078	1.0
7,898		Procter & Gamble Co.	546,857	0.8
34,000		Sealed Air Corp.	551,480	0.8
18,693		Spectra Energy Corp.	539,667	0.8
16,700		St. Jude Medical, Inc.	638,942	0.9
48,100		Staples, Inc.	553,871	0.8
10,466		TAL International Group, Inc.	357,309	0.5
5,500		Time Warner Cable, Inc.	545,105	0.8
26,300		Tyco International Ltd.	706,681	1.0
22,900		UGI Corp.	739,441	1.0
9,400		United Technologies Corp.	734,704	1.0
2,200		VF Corp.	344,256	0.5
			27,582,944	38.9

		Total Common Stock
		(Cost $68,038,384)	69,343,709	97.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateralcc(1): 1.7%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $1,020,000, due 11/15/12-09/20/62)	1,000,000	1.4
228,145		Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $228,147, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $232,708, due 01/15/14-11/01/42)	228,145	0.3
			1,228,145	1.7

		Total Short-Term Investments
		(Cost $1,228,145)	1,228,145	1.7

		Total Investments in Securities (Cost $69,266,529)	$ 70,571,854	99.5
		Assets in Excess of Other Liabilities	382,028	0.5
		Net Assets	$ 70,953,882	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $69,563,318.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 5,085,753
Gross Unrealized Depreciation	(4,077,217)
Net Unrealized Appreciation	$ 1,008,536

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	17.6%
Industrials	14.0
Health Care	11.7
Energy	11.1
Consumer Discretionary	10.2
Information Technology	9.5
Materials	7.6
Consumer Staples	6.7
Telecommunication Services	5.1
Utilities	4.3
Short-Term Investments	1.7
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,101,202	$—	$1,101,202
Canada	2,522,045	—	—	2,522,045
France	—	5,724,771	—	5,724,771
Germany	—	3,596,440	—	3,596,440
Hong Kong	743,001	345,672	—	1,088,673
Israel	—	558,499	—	558,499
Italy	—	1,113,417	—	1,113,417
Japan	—	7,776,937	—	7,776,937
Luxembourg	—	700,131	—	700,131
Netherlands	—	3,097,956	—	3,097,956
Singapore	—	1,412,976	—	1,412,976
South Korea	433,548	—	—	433,548
Sweden	—	1,418,553	—	1,418,553
Switzerland	—	2,428,301	—	2,428,301
Taiwan	749,669	—	—	749,669
United Kingdom	763,224	7,274,423	—	8,037,647
United States	27,582,944	—	—	27,582,944
Total Common Stock	32,794,431	36,549,278	—	69,343,709
Short-Term Investments	—	1,228,145	—	1,228,145
Total Investments, at fair value	$32,794,431	$37,777,423	$—	$70,571,854

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

8

ING GLOBAL NATURAL RESOURCES	PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Canada: 14.0%
50,300		Barrick Gold Corp.	2,037,150	2.2
41,000		Centerra Gold, Inc.	465,111	0.5
70,021		Eldorado Gold Corp.	1,037,711	1.1
54,908		GoldCorp, Inc.	2,483,489	2.6
45,700	@	Harry Winston Diamond Corp.	655,701	0.7
11,600		HudBay Minerals, Inc.	107,667	0.1
47,800	@	Lundin Mining Corp.	248,871	0.3
100,800		Suncor Energy, Inc.	3,388,896	3.6
75,629		Teck Cominco Ltd. - Class B	2,411,052	2.6
96,717	@	Thompson Creek Metals Co., Inc.	255,333	0.3
		13,090,981		14.0

		France: 1.1%
9,372		Technip S.A.	1,057,071	1.1

		Netherlands: 1.3%
17,373		Royal Dutch Shell PLC - Class A ADR	1,189,703	1.3

		Norway: 1.2%
47,600		Statoil ASA ADR	1,168,580	1.2

		United Kingdom: 3.0%
30,243		Antofagasta PLC	615,272	0.7
46,269		BG Group PLC	859,078	0.9
14,365		Ensco PLC	830,584	0.9
3,913		Randgold Resources Ltd. ADR	467,956	0.5
		2,772,890		3.0

		United States: 77.3%
44,000		Anadarko Petroleum Corp.	3,027,640	3.2
109,109		Arch Coal, Inc.	868,508	0.9
70,000	@	Basic Energy Services, Inc.	727,300	0.8
39,000	@	Cameron International Corp.	1,974,960	2.1
71,667		Chevron Corp.	7,898,420	8.5
36,500		Cliffs Natural Resources, Inc.	1,323,855	1.4
10,100	@	Cobalt International Energy, Inc.	210,181	0.2
7,800	@	Concho Resources, Inc.	671,736	0.7
22,500		ConocoPhillips	1,301,625	1.4
10,300		Consol Energy, Inc.	362,148	0.4
13,500		Devon Energy Corp.	785,835	0.8
16,600		Domtar Corp.	1,323,850	1.4
27,600		Energy XXI Bermuda Ltd.	913,560	1.0
30,500		EOG Resources, Inc.	3,552,945	3.8
95,964		ExxonMobil Corp.	8,749,038	9.4
43,800	@	Forum Energy Technologies, Inc.	977,178	1.1
95,900		Freeport-McMoRan Copper & Gold, Inc.	3,728,592	4.0
57,800	@	FX Energy, Inc.	279,174	0.3
93,028		Halliburton Co.	3,003,874	3.2
26,900		Hess Corp.	1,405,794	1.5
12,200		HollyFrontier Corp.	471,286	0.5
26,300		International Paper Co.	942,329	1.0
61,700	@	Key Energy Services, Inc.	403,518	0.4
9,600		Kinder Morgan, Inc./Delaware	333,216	0.4
18,800	@	Laredo Petroleum Holdings, Inc.	381,452	0.4
45,700		Marathon Oil Corp.	1,373,742	1.5
17,600		Mosaic Co/The	921,184	1.0
28,678		National Oilwell Varco, Inc.	2,113,568	2.3
42,300	@	Newfield Exploration Co.	1,147,176	1.2
62,400		Newmont Mining Corp.	3,403,920	3.6
28,600	@	Oasis Petroleum, Inc.	839,982	0.9
8,000		Occidental Petroleum Corp.	631,680	0.7
15,100		Packaging Corp. of America	532,577	0.6
14,850		Phillips 66	700,326	0.8
30,500		Range Resources Corp.	1,993,480	2.1
42,200	@	Rowan Companies PLC	1,338,162	1.4
84,960		Schlumberger Ltd.	5,907,269	6.3
62,100	@	Southwestern Energy Co.	2,154,870	2.3
28,100	@	Stillwater Mining Co	292,521	0.3
35,200	@	Superior Energy Services	715,616	0.8
6,800		Tesoro Corp.	256,428	0.3
35,600	@	Unit Corp.	1,436,460	1.5
16,500		Valero Energy Corp.	480,150	0.5
10,300		Williams Cos., Inc.	360,397	0.4
		72,217,522		77.3

	Total Common Stock
	(Cost $81,658,591)	91,496,747		97.9

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
2,173,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,173,000)	2,173,000	2.3

	Total Short-Term Investments
	(Cost $2,173,000)	2,173,000		2.3

	Total Investments in Securities (Cost $83,831,591)	$ 93,669,747		100.2
	Liabilities in Excess of Other Assets	(194,858)		(0.2)
	Net Assets	$ 93,474,889		100.0

@	Non-income producing security
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

9

ING GLOBAL NATURAL RESOURCES	PORTFOLIO OF INVESTMENTS
FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $86,233,209.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 13,455,080
Gross Unrealized Depreciation	(6,018,542)
Net Unrealized Appreciation	$ 7,436,538

Industry Diversification	Percentage of Net Assets
Oil & Gas	46.6%
Mining	18.5
Oil & Gas Services	18.1
Energy Equipment & Services	2.3
Oil&Gas	2.2
Iron/Steel	1.4
Forest Products & Paper	1.4
Coal	1.3
Materials	1.3
Energy	1.2
Chemicals	1.0
Oil, Gas & Consumable Fuels	0.9
Retail	0.7
Packaging & Containers	0.6
Pipelines	0.4
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Canada	$13,090,981	$—	$—	$13,090,981
France	—	1,057,071	—	1,057,071
Netherlands	1,189,703	—	—	1,189,703
Norway	1,168,580	—	—	1,168,580
United Kingdom	830,584	1,942,306	—	2,772,890
United States	72,217,522	—	—	72,217,522
Total Common Stock	88,497,370	2,999,377	—	91,496,747
Short-Term Investments	2,173,000	—	—	2,173,000
Total Investments, at fair value	$90,670,370	$2,999,377	$—	$93,669,747

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Brazil: 1.4%
25,085	@	Hypermarcas SA	199,465	0.4
25,680		MRV Engenharia e Participacoes SA	130,230	0.3
39,332		PDG Realty SA Empreendimentos e Participacoes	66,229	0.1
12,123		Petroleo Brasileiro SA ADR	257,129	0.6
		653,053		1.4

		Cambodia: 0.3%
272,000		NagaCorp Ltd.	150,971	0.3

		Canada: 4.8%
17,800		Barrick Gold Corp.	720,900	1.5
11,000		GoldCorp, Inc.	497,530	1.1
5,400		Potash Corp. of Saskatchewan	217,998	0.5
17,300		Suncor Energy, Inc.	580,622	1.2
21,500		Talisman Energy, Inc.	243,684	0.5
		2,260,734		4.8

		China: 8.9%
5,100	@	Baidu.com ADR	543,762	1.1
171,000		Belle International Holdings	317,107	0.7
407,000		China Communications Construction Co., Ltd.	379,890	0.8
343,000		China Construction Bank	257,135	0.5
365,000		China Railway Group Ltd.	185,052	0.4
153,000		China Resources Enterprise	495,710	1.1
222,000	@	China Yurun Food Group Ltd.	161,954	0.3
117,000	L	Dongfang Electrical Machinery Co., Ltd.	194,995	0.4
144,000		Golden Eagle Retail Group Ltd.	314,398	0.7
450,000		Guangdong Investment Ltd.	367,335	0.8
24,975		Hengan International Group Co., Ltd.	226,772	0.5
392,000		Industrial and Commercial Bank of China Ltd.	258,132	0.5
380,000	L	Lonking Holdings Ltd	88,543	0.2
37,000		Ping An Insurance Group Co. of China Ltd.	291,173	0.6
400,000		Shanghai Electric Group Co., Ltd.	161,690	0.3
		4,243,648		8.9

		France: 4.0%
25,829		AXA S.A.	411,679	0.9
1,479		Christian Dior S.A.	212,485	0.4
3,683		LVMH Moet Hennessy Louis Vuitton S.A.	598,782	1.3
23,982		Veolia Environnement	237,375	0.5
10,016		Vinci S.A.	443,968	0.9
		1,904,289		4.0

		Germany: 3.1%
25,000	L	Aixtron AG	327,924	0.7
4,016		Bayer AG	350,165	0.8
1,781		Fresenius AG	203,080	0.4
5,429		HeidelbergCement AG	288,506	0.6
15,299		Rhoen Klinikum AG	298,338	0.6
		1,468,013		3.1

		Hong Kong: 1.8%
91,800		Chow Tai Fook Jewellery Group Ltd.	112,894	0.2
70,000	@	Galaxy Entertainment Group Ltd.	239,104	0.5
1,156,000		Hengdeli Holdings Ltd.	361,514	0.8
98,000		Li & Fung Ltd.	163,480	0.3
		876,992		1.8

		India: 1.8%
11,448		Axis Bank Ltd.	250,214	0.5
100,600		Dabur India Ltd.	232,122	0.5
67,102		ITC Ltd.	351,735	0.8
		834,071		1.8

		Indonesia: 2.9%
749,030		Astra International Tbk PT	625,227	1.3
696,828		Bank Mandiri Persero TBK PT	595,287	1.2
260,000		Mitra Adiperkasa Tbk PT	176,583	0.4
		1,397,097		2.9

		Israel: 1.2%
12,900	@	Check Point Software Technologies	574,437	1.2

		Japan: 4.8%
44,000		Hitachi Ltd.	233,340	0.5
11,328		Honda Motor Co., Ltd.	340,556	0.7
1,350		Keyence Corp.	358,410	0.7
17,000		Mitsubishi Estate Co., Ltd.	336,440	0.7
22,100		Mitsui & Co., Ltd.	311,504	0.7
10,000		Mitsui Fudosan Co., Ltd.	202,148	0.4
6,000		Sumitomo Mitsui Financial Group, Inc.	183,342	0.4
8,300		Toyota Motor Corp.	320,024	0.7
		2,285,764		4.8

		Macau: 0.9%
113,600		Sands China Ltd.	424,649	0.9

		Malaysia: 0.5%
232,500		AirAsia BHD	230,763	0.5

		Netherlands: 4.9%
44,173		Aegon NV	247,043	0.5
28,397		CSM	580,032	1.2
20,867		Royal Dutch Shell PLC	715,344	1.5
195,279		POSTNL	770,627	1.7
		2,313,046		4.9

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Norway: 0.8%
19,243		Telenor ASA	378,474	0.8

		Peru: 0.6%
2,269	@	Credicorp Ltd.	293,472	0.6

		Philippines: 0.3%
85,000		Universal Robina Corp.	148,234	0.3

		Poland: 0.4%
19,170		Powszechna Kasa Oszczednosci Bank Polski S.A.	214,291	0.4

		Portugal: 0.7%
70,975		Portugal Telecom SGPS S.A.	357,028	0.7

		Russia: 1.2%
41,007		Gazprom OAO ADR	374,599	0.8
9,150	@	X5 Retail Group N.V. GDR	174,118	0.4
		548,717		1.2

		Singapore: 1.2%
75,000		Oversea-Chinese Banking Corp.	557,428	1.2

		South Korea: 1.4%
563		Samsung Electronics Co., Ltd.	675,621	1.4

		Sweden: 0.5%
25,621		Telefonaktiebolaget LM Ericsson	226,978	0.5

		Switzerland: 6.7%
26,123		ABB Ltd.	471,779	1.0
14,415		Credit Suisse Group	335,226	0.7
15,256		Nestle S.A.	968,576	2.0
19,688		Novartis AG	1,187,198	2.5
546		Syngenta AG	212,880	0.5
		3,175,659		6.7

		United Kingdom: 10.2%
37,000		BG Group PLC	686,980	1.5
94,981		BP PLC	678,322	1.4
3,184		British American Tobacco PLC	157,926	0.3
21,316		Eurasian Natural Resources Corp.	112,999	0.2
80,000		HSBC Holdings PLC	788,749	1.7
27,197		Imperial Tobacco Group PLC	1,028,583	2.2
6,377		Rio Tinto PLC	318,575	0.7
12,240		Shire PLC	344,186	0.7
30,000		Standard Chartered PLC	710,302	1.5
		4,826,622		10.2

		United States: 29.5%
4,965		Abbott Laboratories	325,307	0.7
7,700	@,L	Acme Packet, Inc.	127,358	0.3
12,199	@	Adobe Systems, Inc.	414,766	0.9
1,010		Apple, Inc.	601,051	1.3
3,000	@	BioMarin Pharmaceuticals, Inc.	111,120	0.2
19,846		Blackstone Group LP	304,835	0.6
3,800	@	BorgWarner, Inc.	250,116	0.5
4,600		Celanese Corp.	174,754	0.4
8,307	@	Celgene Corp.	609,069	1.3
12,900	@	Ciena Corp.	160,089	0.3
18,851		Citigroup, Inc.	704,839	1.5
4,700		Coach, Inc.	263,435	0.6
9,319	@	EMC Corp.	227,570	0.5
2,200	@	F5 Networks, Inc.	181,456	0.4
7,900		Freeport-McMoRan Copper & Gold, Inc.	307,152	0.6
1,118	@	Google, Inc. - Class A	759,983	1.6
13,800		Halliburton Co.	445,602	0.9
5,700	@	Informatica Corp.	154,698	0.3
12,700		KBR, Inc.	353,822	0.7
14,689		Mead Johnson Nutrition Co.	905,724	1.9
29,257		Microsoft Corp.	834,849	1.8
3,706		Monsanto Co.	318,975	0.7
5,636		Mosaic Co/The	294,988	0.6
34,398	@	NetApp, Inc.	925,306	1.9
8,600	@	Nuance Communications, Inc.	191,436	0.4
4,938		Occidental Petroleum Corp.	389,904	0.8
17,437	@	Quanta Services, Inc.	452,141	1.0
2,400	@	Red Hat, Inc.	118,008	0.2
9,000	@	Riverbed Technolgoy, Inc.	166,230	0.3
5,400		Schlumberger Ltd.	375,462	0.8
10,566	@	Southwestern Energy Co.	366,640	0.8
7,985		Thermo Fisher Scientific, Inc.	487,564	1.0
6,000	@,L	Universal Display Corp.	196,680	0.4
7,400	@,L	Veeco Instruments, Inc.	227,180	0.5
2,600	@	VMware, Inc.	220,402	0.5
28,600	@	Weatherford International Ltd.	323,180	0.7
10,925		Yum! Brands, Inc.	765,952	1.6
		14,037,643		29.5

	Total Common Stock
	(Cost $41,914,874)	45,057,694		94.8

EXCHANGE-TRADED FUNDS: 1.2%
7,084	@	SPDR S&P Biotech ETF	593,781	1.2

	Total Exchange-Traded Funds
	(Cost $352,676)	593,781		1.2

	Total Long-Term Investments
	(Cost $42,267,550)	45,651,475		96.0

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 2.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,000,010, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $969,303, due 01/15/13-10/20/62)	1,000,000	2.1
73,979	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.28%, due 11/01/12 (Repurchase Amount $73,980, collateralized by various U.S. Government Securities, 0.000%-2.625%, Market Value plus accrued interest $75,459, due 01/10/13-01/15/26)	73,979	0.2
		1,073,979	2.3

	Total Short-Term Investments
	(Cost $1,073,979)	1,073,979	2.3

	Total Investments in Securities (Cost $43,341,529)	$ 46,725,454	98.3
	Assets in Excess of Other Liabilities	789,988	1.7
	Net Assets	$ 47,515,442	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $43,783,882.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 7,038,745
Gross Unrealized Depreciation	(4,097,173)
Net Unrealized Appreciation	$ 2,941,572

Sector Diversification	Percentage of Net Assets
Information Technology	17.7%
Financials	14.4
Consumer Discretionary	12.3
Consumer Staples	11.9
Energy	11.5
Industrials	8.6
Health Care	8.2
Materials	7.4
Telecommunication Services	1.5
Utilities	1.3
Exchange-Traded Funds	1.2
Short-Term Investments	2.3
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: ,(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Brazil	$653,053	$—	$—	$653,053
Cambodia	—	150,971	—	150,971
Canada	2,260,734	—	—	2,260,734
China	543,762	3,699,886	—	4,243,648
France	—	1,904,289	—	1,904,289
Germany	298,338	1,169,675	—	1,468,013
Hong Kong	—	876,992	—	876,992
India	—	834,071	—	834,071
Indonesia	—	1,397,097	—	1,397,097
Israel	574,437	—	—	574,437
Japan	—	2,285,764	—	2,285,764
Macau	—	424,649	—	424,649
Malaysia	—	230,763	—	230,763
Netherlands	—	2,313,046	—	2,313,046
Norway	—	378,474	—	378,474
Peru	293,472	—	—	293,472
Philippines	—	148,234	—	148,234
Poland	—	214,291	—	214,291
Portugal	357,028	—	—	357,028
Russia	374,599	174,118	—	548,717
Singapore	—	557,428	—	557,428
South Korea	—	675,621	—	675,621
Sweden	—	226,978	—	226,978
Switzerland	—	3,175,659	—	3,175,659
United Kingdom	—	4,826,622	—	4,826,622
United States	14,037,643	—	—	14,037,643
Total Common Stock	19,393,066	25,664,628	—	45,057,694
Exchange-Traded Funds	593,781	—	—	593,781
Short-Term Investments	—	1,073,979	—	1,073,979
Total Investments, at fair value	$19,986,847	$26,738,607	$—	$46,725,454

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $486,602 were transferred from Level 2 to Level 1 within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 4.9%
280,000		Chow Sang Sang Holdings International Ltd.	594,494	2.1
196,000		Guangzhou Automobile Group Co. Ltd.	134,211	0.5
120,000		Li & Fung Ltd.	200,180	0.7
80,000	@	MGM China Holdings Ltd.	143,742	0.5
150,000		SJM Holdings Ltd.	325,085	1.1
		1,397,712		4.9

		Consumer Staples: 2.1%
82,000		China Mengniu Diary Co., Ltd.	247,983	0.9
36,000		China Resources Enterprise	116,638	0.4
17,000		Hengan International Group Co., Ltd.	154,359	0.5
168,000		Shenguan Holdings Group Ltd.	92,373	0.3
		611,353		2.1

		Energy: 11.8%
290,000		China Coal Energy Co. - Class H	286,578	1.0
80,000		China Oilfield Services Ltd.	150,947	0.5
340,000		China Petroleum & Chemical Corp.	358,318	1.3
76,500		China Shenhua Energy Co., Ltd.	324,146	1.1
480,000		China Suntien Green Energy Corp. Ltd.	97,537	0.3
465,000		CNOOC Ltd.	956,959	3.4
176,000		Kunlun Energy Co Ltd	325,792	1.1
530,000		PetroChina Co., Ltd.	719,167	2.5
104,000		Yanzhou Coal Mining Co., Ltd.	155,025	0.6
		3,374,469		11.8

		Financials: 39.0%
144,000		Agile Property Holdings Ltd.	162,514	0.6
394,000		Agricultural Bank of China Ltd.	169,759	0.6
220,000		AIA Group Ltd.	867,563	3.0
1,530,400		Bank of China Ltd.	626,978	2.2
30,000		BOC Hong Kong Holdings Ltd.	91,982	0.3
179,550		Cathay Financial Holding Co., Ltd.	180,031	0.6
51,000		Cheung Kong Holdings Ltd.	751,718	2.6
1,292,960		China Construction Bank	969,288	3.4
170,000		China Everbright Ltd.	246,034	0.9
325,478	@	China Life Insurance Co., Ltd.	253,446	0.9
186,000		China Life Insurance Co., Ltd.	546,935	1.9
102,000		China Overseas Land & Investment Ltd.	265,592	0.9
276,451		Chinatrust Financial Holding Co., Ltd.	152,172	0.5
120,000		CITIC Securities Co. Ltd.	223,971	0.8
730,000		E.Sun Financial Holding Co., Ltd.	365,313	1.3
730,000		Franshion Properties China Ltd.	222,264	0.8
340,000		Fubon Financial Holding Co., Ltd.	348,341	1.2
110,000	#,@	Haitong Securities Co. Ltd.	140,431	0.5
30,000		Hong Kong Exchanges and Clearing Ltd.	492,380	1.7
1,409,140		Industrial and Commercial Bank of China Ltd.	927,918	3.3
332,000		K Wah International Holdings Ltd.	150,234	0.5
62,500		Kerry Properties Ltd.	309,860	1.1
150,000		KWG Property Holding Ltd.	88,822	0.3
470,000		Mega Financial Holdings Co., Ltd.	341,405	1.2
45,000		Ping An Insurance Group Co. of China Ltd.	354,129	1.2
150,000	@	Poly Hong Kong Investments Ltd.	90,471	0.3
118,900		Prince Housing & Development Corp.	79,879	0.3
41,000		Sun Hung Kai Properties Ltd.	566,781	2.0
18,500		Swire Pacific Ltd.	218,815	0.8
99,000		Wharf Holdings Ltd.	675,012	2.4
598,159		Yuanta Financial Holding Co., Ltd.	269,929	0.9
		11,149,967		39.0

		Industrials: 8.4%
18,000		Beijing Enterprises Holdings Ltd.	116,025	0.4
313,000	@	China Airlines Ltd.	122,045	0.4
182,000		China Communications Construction Co., Ltd.	169,877	0.6
300,000		China Railway Group Ltd.	152,098	0.5
199,000		China Southern Airlines Co., Ltd.	93,838	0.3
459,000	@	Eva Airways Corp.	266,070	0.9
243,000	@	Evergreen Marine Corp.	125,068	0.5
241,133		Far Eastern New Century Corp.	249,296	0.9
900,000	@,X	Fook Woo Group Holdings Ltd.	103,354	0.4
47,000		Hutchison Whampoa Ltd.	460,434	1.6
60,000		MTR Corp.	234,039	0.8
40,000		Shanghai Industrial Holdings Ltd.	127,992	0.5
534,000		China National Materials Co. Ltd.	166,287	0.6
		2,386,423		8.4

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 17.7%
95,000		Chipbond Technology Corp.	160,800	0.6
33,600		Foxconn Technology Co., Ltd.	116,514	0.4
330,000		Hon Hai Precision Industry Co., Ltd.	1,000,572	3.5
22,000		HTC Corp.	158,756	0.6
150,000		King Yuan Electronics Co., Ltd.	81,507	0.3
40,000		MediaTek, Inc.	443,715	1.5
69,000		Synnex Technology International Corp.	145,852	0.5
577,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,758,154	6.1
24,000		Tencent Holdings Ltd.	844,187	3.0
16,846		TPK Holding Co. Ltd	211,297	0.7
400,000		United Microelectronics Corp.	148,318	0.5
			5,069,672	17.7

		Materials: 4.2%
96,000		Anhui Conch Cement Co., Ltd.	329,737	1.1
56,000		Formosa Chemicals & Fibre Co.	132,521	0.5
79,000		Jiangxi Copper Co., Ltd.	202,978	0.7
286,000	@	Maanshan Iron & Steel	73,285	0.3
147,000	@,X	Real Gold Mining Ltd.	26,555	0.1
106,000		Taiwan Fertilizer Co., Ltd.	252,270	0.9
107,000		Zhaojin Mining Industry Co. Ltd.	179,895	0.6
			1,197,241	4.2

		Telecommunication Services: 8.5%
500,000		China Communications Services Corp., Ltd.	280,960	1.0
139,000		China Mobile Ltd.	1,541,753	5.4
100,000		China Unicom Ltd.	161,213	0.6
51,000		Chunghwa Telecom Co., Ltd.	159,574	0.5
20,000		Far EasTone Telecommunications Co., Ltd.	46,167	0.1
270,000		HKT Trust / HKT Ltd.	250,160	0.9
			2,439,827	8.5

		Utilities: 2.3%
600,000		China Power International Development Ltd.	162,993	0.6
58,000		China Resources Power Holdings Co.	124,018	0.4
31,900		Hong Kong & China Gas	84,682	0.3
23,500		Power Assets Holdings Ltd.	199,693	0.7
122,000		Towngas China Co. Ltd.	95,857	0.3
			667,243	2.3

		Total Common Stock
		(Cost $23,903,102)	28,293,907	98.9

		Assets in Excess of Other Liabilities	306,573	1.1
		Net Assets	$ 28,600,480	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Cost for federal income tax purposes is $25,074,059.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 5,258,043
Gross Unrealized Depreciation	(2,038,195)
Net Unrealized Appreciation	$ 3,219,848

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: ,(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,397,712	$—	$1,397,712
Consumer Staples	—	611,353	—	611,353
Energy	—	3,374,469	—	3,374,469
Financials	—	11,149,967	—	11,149,967
Industrials	—	2,283,069	103,354	2,386,423
Information Technology	—	5,069,672	—	5,069,672
Materials	—	1,170,686	26,555	1,197,241
Telecommunication Services	—	2,439,827	—	2,439,827
Utilities	—	667,243	—	667,243
Total Common Stock	—	28,163,998	129,909	28,293,907
Total Investments, at fair value	$—	$28,163,998	$129,909	$28,293,907

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $275,973 were transferred from Level 1 to Level 2 within the fair value hierarchy. In addition to the above, certain securities valued at $193,489 have transferred from Level 2 to Level 3 as a result of being fair valued by the Pricing Committee due to signficiant unobservable inputs.

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Australia: 1.6%
383,031		Transurban Group	2,417,537	0.6
361,128		Westfield Group	3,991,971	1.0
		6,409,508		1.6

		Austria: 0.3%
49,037	@	Erste Bank der Oesterreichischen Sparkassen AG	1,236,103	0.3

		Belgium: 0.8%
62,116		Umicore	3,192,023	0.8

		Brazil: 3.6%
268,869		BM&F Bovespa S.A.	1,720,931	0.4
178,200		BR Malls Participacoes S.A.	2,342,601	0.6
23,200		BR Properties SA	303,843	0.1
60,100		CCR SA	528,488	0.1
65,996		Embraer SA ADR	1,841,948	0.5
122,000		Itau Unibanco Holding SA ADR	1,778,760	0.4
100,300		JSL SA	582,723	0.1
53,000		Localiza Rent a Car SA	928,978	0.2
41,600		Mills Estruturas e Servicos de Engenharia SA	637,810	0.2
96,949		Natura Cosmeticos S.A.	2,584,766	0.6
57,500		Petroleo Brasileiro SA ADR	1,219,575	0.3
34,713		Raia Drogasil SA	381,988	0.1
		14,852,411		3.6

		Canada: 4.8%
91,801		Canadian National Railway Co.	7,926,827	1.9
22,500		Canadian Natural Resources Ltd.	678,098	0.2
55,300		Cenovus Energy, Inc.	1,950,657	0.5
22,700	@	MEG Energy Corp.	829,132	0.2
75,375		Potash Corp. of Saskatchewan	3,042,889	0.7
41,500		Teck Resources Ltd.	1,317,196	0.3
79,300		Tim Hortons, Inc.	3,936,615	1.0
		19,681,414		4.8

		China: 5.1%
221,000		Anhui Conch Cement Co., Ltd.	759,083	0.2
22,420	@	Baidu.com ADR	2,390,421	0.6
1,713,000		China Construction Bank	1,284,178	0.3
840,541		China Merchants Bank Co., Ltd.	1,561,748	0.4
685,400		China Pacific Insurance Group Co., Ltd.	2,137,001	0.5
2,129,222		CNOOC Ltd.	4,381,889	1.1
3,875,046		Industrial and Commercial Bank of China Ltd.	2,551,715	0.6
157,000	@	Shanghai Fosun Pharmaceutical Group Co. Ltd.	225,673	0.0
610,615		Sinopharm Group Co.	2,046,209	0.5
59,476		Tencent Holdings Ltd.	2,092,037	0.5
266,000		Xinao Gas Holdings Ltd.	1,104,637	0.3
325,500		Zhongsheng Group Holdings Ltd.	418,012	0.1
		20,952,603		5.1

		Denmark: 1.2%
29,580		Novo-Nordisk A/S	4,742,133	1.2

		Finland: 0.5%
10,730		Kone OYJ	769,435	0.2
27,411		Nokian Renkaat OYJ	1,141,573	0.3
		1,911,008		0.5

		France: 10.8%
43,014		Accor S.A.	1,344,079	0.3
75,714		Air Liquide	8,938,146	2.2
263,431		AXA S.A.	4,198,729	1.0
23,992		BNP Paribas	1,210,270	0.3
14,177		Bureau Veritas SA	1,505,687	0.4
29,704		Cie Generale des Etablissements Michelin	2,560,617	0.6
22,775		Cie Generale D'Optique Essilor International S.A.	2,053,692	0.5
34,488		Groupe Danone	2,121,253	0.5
30,000		LVMH Moet Hennessy Louis Vuitton S.A.	4,877,402	1.2
30,669		Pernod-Ricard S.A.	3,302,938	0.8
62,397		Publicis Groupe	3,363,027	0.8
82,772		Rexel SA	1,499,163	0.4
48,284		Safran S.A.	1,923,324	0.5
24,593		Unibail	5,539,193	1.3
		44,437,520		10.8

		Germany: 6.4%
59,217		Adidas AG	5,047,450	1.2
25,120		Allianz AG	3,120,526	0.8
17,564		Continental AG	1,767,808	0.4
53,370		Deutsche Bank AG	2,431,049	0.6
50,011		Fresenius Medical Care AG & Co. KGaA	3,513,967	0.9
25,914		GSW Immobilien AG	1,065,170	0.3
123,371		Infineon Technologies AG	840,454	0.2
57,422		SAP AG	4,187,364	1.0
42,180		Siemens AG	4,249,990	1.0
		26,223,778		6.4

		Greece: 0.0%
9,837	@	Hellenic Telecommunications Organization S.A.	43,379	0.0

		Hong Kong: 2.2%
1,044,778		AIA Group Ltd.	4,120,048	1.0
215,762		Hong Kong Exchanges and Clearing Ltd.	3,541,228	0.9
610,000		Shangri-La Asia Ltd.	1,177,571	0.3
		8,838,847		2.2

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: 0.5%
358,773		ITC Ltd.	1,880,614	0.5

		Ireland: 0.7%
36,061	@	Accenture PLC	2,430,872	0.6
61,200	@	Elan Corp. PLC ADR	660,960	0.1
		3,091,832		0.7

		Israel: 2.2%
84,380	@	Check Point Software Technologies	3,757,441	0.9
127,423		Teva Pharmaceutical Industries Ltd. ADR	5,150,438	1.3
		8,907,879		2.2

		Italy: 1.3%
1,207,225		Snam Rete Gas S.p.A.	5,349,613	1.3

		Japan: 10.2%
753		Dai-ichi Life Insurance Co., Ltd.	868,192	0.2
46,700		Daiichi Sankyo Co., Ltd.	714,793	0.2
46,100		Daito Trust Construction Co., Ltd.	4,653,189	1.1
43,500		Eisai Co., Ltd.	1,935,388	0.5
46,700		FamilyMart Co., Ltd.	2,263,125	0.5
46,103		Fanuc Ltd.	7,344,938	1.8
2,900		Fast Retailing Co., Ltd.	645,743	0.2
162,000		Fuji Heavy Industries Ltd.	1,561,697	0.4
44,100		Honda Motor Co., Ltd.	1,325,789	0.3
36,159		KDDI Corp.	2,808,843	0.7
152,357		Komatsu Ltd.	3,192,586	0.8
1,590,924		Mitsubishi UFJ Financial Group, Inc.	7,197,289	1.8
127,000		Mitsui Fudosan Co., Ltd.	2,567,275	0.6
59,700		Rakuten, Inc.	536,656	0.1
107,804		Toyota Motor Corp.	4,156,616	1.0
		41,772,119		10.2

		Macau: 0.7%
816,400		Sands China Ltd.	3,051,791	0.7

		Malaysia: 0.1%
381,600		AirAsia BHD	378,749	0.1

		Mexico: 0.9%
41,500	@	Grupo Financiero Santander Mexico SAB de CV ADR	567,305	0.1
1,039,326		Wal-Mart de Mexico SA de CV	3,058,289	0.8
		3,625,594		0.9

		Netherlands: 0.6%
13,700	@	ASML Holding NV	753,089	0.2
70,700	@	Yandex NV	1,645,896	0.4
		2,398,985		0.6

		Norway: 0.5%
28,254	@	Algeta ASA	759,919	0.2
69,387		Telenor ASA	1,364,712	0.3
		2,124,631		0.5

		Portugal: 0.3%
236,474		Portugal Telecom SGPS S.A.	1,189,542	0.3

		Russia: 0.2%
86,800		Sberbank of Russia ADR	1,020,768	0.2

		South Korea: 2.8%
20,834		Hyundai Motor Co.	4,281,777	1.0
6,151		Samsung Electronics Co., Ltd.	7,381,431	1.8
		11,663,208		2.8

		Spain: 1.1%
136,354		Repsol YPF S.A.	2,732,625	0.7
129,657		Telefonica S.A.	1,711,308	0.4
		4,443,933		1.1

		Sweden: 3.0%
117,046		Assa Abloy AB	3,899,472	1.0
100,993		Hennes & Mauritz AB	3,424,318	0.8
98,968		SKF AB - B Shares	2,233,487	0.5
33,100		Svenska Handelsbanken AB	1,135,899	0.3
117,349		Volvo AB - B Shares	1,583,533	0.4
		12,276,709		3.0

		Switzerland: 8.1%
19,291		Actelion Ltd. - Reg	931,129	0.2
10,110		Cie Financiere Richemont SA	656,119	0.2
2,262		Givaudan	2,262,651	0.6
124,731		Julius Baer Group Ltd.	4,328,392	1.1
61,400		Nestle S.A.	3,898,177	1.0
61,808		Novartis AG	3,727,058	0.9
34,832		Roche Holding AG - Genusschein	6,709,521	1.6
443		SGS S.A.	939,125	0.2
4,320		Swatch Group AG - BR	1,788,165	0.4
61,389		Swiss Re Ltd.	4,247,957	1.0
6,700		Syngenta AG	2,612,260	0.6
80,200		UBS AG - Reg	1,203,288	0.3
		33,303,842		8.1

		Taiwan: 1.0%
377,000		Quanta Computer, Inc.	860,419	0.2
421,000		Synnex Technology International Corp.	889,912	0.2
843,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,568,671	0.6
		4,319,002		1.0

		United Arab Emirates: 0.1%
139,404	@	NMC Health PLC	407,186	0.1

		United Kingdom: 19.8%
9,900		Antofagasta PLC	201,408	0.0
210,707		ARM Holdings PLC	2,270,500	0.6
50,203		AstraZeneca PLC	2,328,171	0.6
434,283		BG Group PLC	8,063,347	2.0
63,179		BHP Billiton PLC	2,024,982	0.5
643,783		BP PLC	4,597,679	1.1
147,691		British American Tobacco PLC	7,325,471	1.8
47,133		Burberry Group PLC	889,312	0.2
90,473		Carnival PLC	3,603,793	0.9
114,370	@	CRH PLC	2,133,560	0.5

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
180,379	@ Direct Line Insurance Group PLC	566,168	0.1
27,300	@ Ensco PLC	1,578,486	0.4
438,981	HSBC Holdings PLC	4,325,768	1.1
62,223	Imperial Tobacco Group PLC	2,353,256	0.6
723,831	Kingfisher PLC	3,389,012	0.8
436,944	National Grid PLC	4,983,192	1.2
119,259	Pearson PLC	2,397,954	0.6
70,929	Reckitt Benckiser PLC	4,297,211	1.0
247,230	Rexam PLC	1,785,163	0.4
71,959	Rio Tinto PLC	3,594,842	0.9
32,558,248	@ Rolls-Royce Holdings PLC	52,541	0.0
462,648	@ Rolls-Royce Holdings PLC	6,393,561	1.6
194,325	@ Royal Bank of Scotland Group PLC	867,686	0.2
61,700	SABMiller PLC	2,648,065	0.6
168,880	Standard Chartered PLC	3,998,527	1.0
179,207	Tesco PLC	927,302	0.2
1,318,940	Vodafone Group PLC	3,581,788	0.9
		81,178,745	19.8

	United States: 3.0%
46,400	Carnival Corp.	1,757,632	0.4
55,552	@ Covidien PLC	3,052,582	0.7
64,971	Schlumberger Ltd.	4,517,434	1.1
44,900	Yum! Brands, Inc.	3,147,939	0.8
		12,475,587	3.0

	Total Common Stock
	(Cost $374,717,560)	387,381,056	94.4

PREFERRED STOCK: 1.0%
	Germany: 1.0%
19,025	Volkswagen AG	3,950,061	1.0

	Total Preferred Stock
	(Cost $3,298,114)	3,950,061	1.0

	Total Long-Term Investments
	(Cost $378,015,674)	391,331,117	95.4

SHORT-TERM INVESTMENTS: 13.2%
	Mutual Funds: 13.2%
54,026,593	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $54,026,593)	54,026,593	13.2

	Total Short-Term Investments
	(Cost $54,026,593)	54,026,593	13.2

	Total Investments in Securities (Cost $432,042,267)	$ 445,357,710	108.6
	Liabilities in Excess of Other Assets	(35,228,059)	(8.6)
	Net Assets	$ 410,129,651	100.0

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $435,361,074.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 25,964,937
Gross Unrealized Depreciation	(15,968,301)
Net Unrealized Appreciation	$ 9,996,636

Sector Diversification	Percentage of Net Assets
Financials	19.9%
Consumer Discretionary	16.0
Industrials	14.1
Health Care	9.5
Consumer Staples	9.0
Information Technology	7.8
Materials	7.7
Energy	7.6
Telecommunication Services	2.6
Utilities	1.2
Short-Term Investments	13.2
Liabilities in Excess of Other Assets	(8.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,409,508	$—	$6,409,508
Austria	—	1,236,103	—	1,236,103
Belgium	—	3,192,023	—	3,192,023
Brazil	13,073,651	1,778,760	—	14,852,411
Canada	19,681,414	—	—	19,681,414
China	2,616,094	18,336,509	—	20,952,603
Denmark	—	4,742,133	—	4,742,133
Finland	—	1,911,008	—	1,911,008
France	—	44,437,520	—	44,437,520
Germany	—	26,223,778	—	26,223,778
Greece	—	43,379	—	43,379
Hong Kong	—	8,838,847	—	8,838,847
India	—	1,880,614	—	1,880,614
Ireland	3,091,832	—	—	3,091,832
Israel	8,907,879	—	—	8,907,879
Italy	—	5,349,613	—	5,349,613
Japan	—	41,772,119	—	41,772,119
Macau	—	3,051,791	—	3,051,791
Malaysia	—	378,749	—	378,749
Mexico	3,625,594	—	—	3,625,594
Netherlands	2,398,985	—	—	2,398,985
Norway	—	2,124,631	—	2,124,631
Portugal	1,189,542	—	—	1,189,542
Russia	1,020,768	—	—	1,020,768
South Korea	—	11,663,208	—	11,663,208
Spain	—	4,443,933	—	4,443,933
Sweden	—	12,276,709	—	12,276,709
Switzerland	—	33,303,842	—	33,303,842
Taiwan	—	4,319,002	—	4,319,002
United Arab Emirates	407,186	—	—	407,186
United Kingdom	2,144,654	79,034,091	—	81,178,745
United States	12,475,587	—	—	12,475,587
Total Common Stock	70,633,186	316,747,870	—	387,381,056
Preferred Stock	—	3,950,061	—	3,950,061
Short-Term Investments	54,026,593	—	—	54,026,593
Total Investments, at fair value	$124,659,779	$320,697,931	$—	$445,357,710
Other Financial Instruments+
Forward Foreign Currency Contracts	—	176,877	—	176,877
Total Assets	$124,659,779	$320,874,808	$—	$445,534,587
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(60,654)	$—	$(60,654)
Total Liabilities	$—	$(60,654)	$—	$(60,654)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

At October 31, 2012, the following forward foreign currency contracts were outstanding for the ING International Core Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

State Street Bank	EU Euro	3,403,100	Buy	11/08/12	$4,471,878	$4,411,224	$(60,654)
State Street Bank	EU Euro	1,954,100	Buy	11/08/12	2,467,393	2,532,976	65,583
							$4,929

State Street Bank	EU Euro	8,036,700	Sell	11/08/12	$10,528,760	$10,417,466	$111,294
							$111,294

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Australia: 6.2%
79,567		Amcor Ltd.	651,841	0.4
367,181		Aristocrat Leisure Ltd.	1,073,244	0.7
34,244		Asciano Group	162,077	0.1
146,579		Brambles Ltd.	1,103,705	0.7
30,998		Cochlear Ltd.	2,289,267	1.4
6,488		CSL Ltd.	319,994	0.2
11,754		Macquarie Group Ltd.	388,255	0.2
84,430	@,L	Mesoblast Ltd.	506,353	0.3
19,822		Orica Ltd.	516,342	0.3
23,983		Santos Ltd.	285,955	0.2
145,044		Seek Ltd.	1,004,481	0.6
197,349		Treasury Wine Estates Ltd.	1,011,160	0.6
28,887		Woolworths Ltd.	881,113	0.5
		10,193,787		6.2

		Belgium: 0.9%
9,759		Anheuser-Busch InBev NV	816,152	0.5
13,768		Colruyt S.A.	629,444	0.4
		1,445,596		0.9

		Brazil: 2.4%
65,900		Banco Santander Brasil SA ADR	448,120	0.3
67,300		BM&F Bovespa S.A.	430,762	0.3
6,200		Itau Unibanco Holding S.A.	90,662	0.0
70,200		Itau Unibanco Holding SA ADR	1,023,516	0.6
13,600		Lojas Renner SA	503,543	0.3
85,600		PDG Realty SA Empreendimentos e Participacoes	144,138	0.1
45,900		Petroleo Brasileiro SA ADR	942,327	0.6
28,000		Raia Drogasil SA	308,117	0.2
		3,891,185		2.4

		Canada: 1.7%
46,500		Eldorado Gold Corp.	687,199	0.4
15,100		Potash Corp. of Saskatchewan	609,587	0.4
8,900		Shoppers Drug Mart Corp.	370,971	0.2
13,100		Tim Hortons, Inc.	650,311	0.4
8,600	@	Valeant Pharmaceuticals International, Inc.	480,480	0.3
		2,798,548		1.7

		China: 4.2%
9,400	@	Baidu.com ADR	1,002,228	0.6
265,000		Belle International Holdings	491,423	0.3
287,000		BOC Hong Kong Holdings Ltd.	879,958	0.5
280,000		China Unicom Ltd.	451,396	0.3
26,000		Hengan International Group Co., Ltd.	236,079	0.1
33,603	L	Mindray Medical International Ltd. ADR	1,142,838	0.7
20,000		New Oriental Education & Technology Group ADR	337,200	0.2
433,500		Parkson Retail Group Ltd.	366,081	0.2
60,500		Ping An Insurance Group Co. of China Ltd.	476,107	0.3
140,400		Shanghai Pharmaceuticals Holding Co. Ltd.	259,703	0.2
3,500	@	Sina Corp.	191,205	0.1
13,300		Tencent Holdings Ltd.	467,820	0.3
249,000		Want Want China Holdings Ltd.	338,993	0.2
16,672	@	Youku.com, Inc. ADR	330,106	0.2
		6,971,137		4.2

		Denmark: 3.9%
32,620		Carlsberg A/S	2,815,697	1.7
24,450	@	Jyske Bank	744,274	0.5
12,632		Novo-Nordisk A/S	2,025,106	1.2
29,001		Novozymes A/S	801,267	0.5
		6,386,344		3.9

		Finland: 1.2%
26,964	L	Kone OYJ	1,933,555	1.2

		France: 4.1%
3,078		Air Liquide	363,362	0.2
54,791		AXA S.A.	873,294	0.5
8,342		BioMerieux	808,372	0.5
4,795		Edenred	138,762	0.1
15,278		Eutelsat Communications	489,212	0.3
5,730		Groupe Danone	352,435	0.2
25,797		Legrand S.A.	995,215	0.6
5,820		Pernod-Ricard S.A.	626,793	0.4
10,769		Schneider Electric S.A.	674,293	0.4
29,113		Total S.A.	1,466,420	0.9
		6,788,158		4.1

		Germany: 2.8%
12,195		Adidas AG	1,039,459	0.6
5,075		Bayer AG	442,503	0.3
5,863		Brenntag AG	739,783	0.5
42,249		Celesio AG	819,051	0.5
4,468		Deutsche Boerse AG	242,101	0.1
5,811		Fresenius AG	662,603	0.4
5,298		Henkel KGaA - Vorzug	423,613	0.3
3,201		SAP AG	233,425	0.1
		4,602,538		2.8

		Hong Kong: 4.3%
215,400		AIA Group Ltd.	849,423	0.5
390,000		Cafe de Coral Holdings Ltd.	1,153,389	0.7
156,000		Hang Lung Properties Ltd.	540,164	0.3
30,100		Hong Kong Exchanges and Clearing Ltd.	494,021	0.3
4,000		Jardine Matheson Holdings Ltd.	245,718	0.2
51,000		Jardine Strategic Holdings Ltd.	1,851,269	1.1
127,000		Kerry Properties Ltd.	629,635	0.4

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
810,000		Li & Fung Ltd.	1,351,213	0.8
		7,114,832		4.3

		India: 1.5%
131,301	@	Adani Power Ltd.	117,322	0.1
797		Axis Bank Ltd.	17,420	0.0
19,173		Axis Bank Ltd. GDR	428,405	0.3
67,482		Bharti Airtel Ltd.	337,323	0.2
43,309		Housing Development Finance Corp.	611,392	0.4
54,287		Mahindra & Mahindra Ltd. GDR	907,601	0.5
		2,419,463		1.5

		Indonesia: 0.4%
211,838		Bank Mandiri Persero TBK PT	180,969	0.1
219,500	@	Sarana Menara Nusantara PT	445,627	0.3
		626,596		0.4

		Ireland: 0.3%
7,500	@	Accenture PLC	505,575	0.3

		Israel: 0.4%
126,604	@,L	Protalix BioTherapeutics, Inc.	611,497	0.4

		Italy: 1.4%
44,559		Exor SpA	1,149,937	0.7
108,782		Fiat Industrial SpA	1,179,080	0.7
		2,329,017		1.4

		Japan: 12.5%
58,800		Asahi Group Holdings, Ltd.	1,342,003	0.8
21,700		Bridgestone Corp.	506,891	0.3
1,500		Fanuc Ltd.	238,974	0.2
4,900		Fast Retailing Co., Ltd.	1,091,083	0.7
16,700		Honda Motor Co., Ltd.	502,056	0.3
248		Inpex Holdings, Inc.	1,412,823	0.9
658		Jupiter Telecommunications Co.	894,313	0.5
52,000		Kao Corp.	1,460,762	0.9
35,100		Mitsui & Co., Ltd.	494,742	0.3
28,000		Mitsui Fudosan Co., Ltd.	566,013	0.3
86,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,466,936	0.9
77,300		Namco Bandai Holdings, Inc.	1,214,618	0.7
13,500		Nippon Telegraph & Telephone Corp.	617,330	0.4
51,300		Olympus Corp.	896,330	0.5
93,400		Rakuten, Inc.	839,593	0.5
12,500		Rohm Co., Ltd.	403,703	0.3
26,500		Sankyo Co., Ltd.	1,200,617	0.7
14,600		Shimano, Inc.	920,382	0.6
5,500		SMC Corp.	867,123	0.5
16,300		Softbank Corp.	514,791	0.3
38,100		Sony Financial Holdings, Inc.	679,425	0.4
85,100		THK Co., Ltd.	1,414,727	0.9
12,400		Tokyo Electron Ltd.	558,376	0.3
49,700		Yamaha Motor Co., Ltd.	474,541	0.3
		20,578,152		12.5

		Malaysia: 0.4%
272,800	#,@	Astro Malaysia Holdings Bhd	242,708	0.2
152,400		CIMB Group Holdings Bhd	380,873	0.2
		623,581		0.4

		Mexico: 0.2%
11,232		Fresnillo PLC	348,703	0.2

		Netherlands: 1.2%
7,900		ASML Holding NV	434,279	0.2
45,023	@	Qiagen NV	784,344	0.5
21,808		Royal Dutch Shell PLC - Class B	771,408	0.5
		1,990,031		1.2

		Norway: 0.8%
22,999	@	Subsea 7 SA	504,186	0.3
21,028		SeaDrill Ltd.	852,060	0.5
		1,356,246		0.8

		Oman: 0.1%
82,779		BankMuscat SAOG	117,479	0.1

		Portugal: 0.1%
11,375		Jeronimo Martins	199,130	0.1

		Russia: 0.4%
42,668		Sberbank of Russia ADR	501,776	0.3
11,838	@	X5 Retail Group N.V. GDR	225,269	0.1
		727,045		0.4

		Singapore: 0.9%
95,775		United Overseas Bank Ltd.	1,428,271	0.9

		South Africa: 0.7%
157,170		Clicks Group Ltd.	1,084,304	0.6
16,414		Woolworths Holdings Ltd./South Africa	123,926	0.1
		1,208,230		0.7

		South Korea: 1.8%
164		Amorepacific Corp.	186,361	0.1
2,238		Hyundai Mobis	568,777	0.4
3,644		Samsung Electronics Co., Ltd. GDR	2,208,262	1.3
		2,963,400		1.8

		Spain: 1.2%
19,565		Corporacion Financiera Alba SA	741,437	0.4
218,062		Distribuidora Internacional de Alimentacion SA	1,321,047	0.8
		2,062,484		1.2

		Sweden: 5.7%
11,190		Assa Abloy AB	372,803	0.2
11,263		Atlas Copco AB - Class A	276,971	0.2
115,789		Atlas Copco AB - Class B	2,539,047	1.6
27,606		Elekta AB	392,979	0.2
44,059		Investor AB	972,569	0.6
62,484		Kinnevik Investment AB	1,195,716	0.7

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: (continued)
63,571		Scania AB - B Shares	1,212,976	0.7
70,727		Svenska Handelsbanken AB	2,427,153	1.5
		9,390,214		5.7

		Switzerland: 9.7%
24,002		ABB Ltd.	433,474	0.3
12,505		Cie Financiere Richemont SA	811,550	0.5
45,566		Credit Suisse Group	1,059,654	0.6
2,573	@	Dufry Group	327,252	0.2
5,034		Geberit AG - Reg	1,039,749	0.6
12,866		Julius Baer Group Ltd.	446,474	0.3
5,283		Kuehne & Nagel International AG	618,022	0.4
6,682	@	Mettler Toledo International, Inc.	1,131,730	0.7
52,521		Nestle S.A.	3,334,465	2.0
16,839		Roche Holding AG - Genusschein	3,243,616	2.0
9,476		Schindler Holding AG	1,250,610	0.8
230		SGS S.A.	487,582	0.3
5,457		Sonova Holding AG - Reg	549,501	0.3
425		Syngenta AG	165,703	0.1
71,067		UBS AG - Reg	1,066,260	0.6
		15,965,642		9.7

		Taiwan: 1.4%
83,969		Hon Hai Precision Industry Co., Ltd. GDR	511,558	0.3
205,000		Taiwan Semiconductor Manufacturing Co., Ltd.	624,647	0.4
69,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,098,690	0.7
		2,234,895		1.4

		Turkey: 1.2%
5,452		BIM Birlesik Magazalar AS	253,269	0.1
369,175		Turkiye Garanti Bankasi A/S	1,763,904	1.1
		2,017,173		1.2

		United Arab Emirates: 0.3%
42,795		DP World Ltd.	506,198	0.3

		United Kingdom: 19.9%
41,000		Amec PLC	703,473	0.4
10,632		Anglo American PLC	327,620	0.2
44,856		ARM Holdings PLC	483,352	0.3
41,907	@	ASOS PLC	1,529,019	0.9
90,016		BG Group PLC	1,671,330	1.0
76,995		BHP Billiton PLC	2,467,805	1.5
48,777		British Sky Broadcasting PLC	558,251	0.3
16,096		Burberry Group PLC	303,702	0.2
63,831		Capita Group PLC	745,819	0.4
61,135		Compass Group PLC	671,758	0.4
49,454		Experian Group Ltd.	855,609	0.5
29,225		GlaxoSmithKline PLC	654,863	0.4
113,000		Hargreaves Lansdown PLC	1,348,577	0.8
39,233		HSBC Holdings PLC	386,812	0.2
35,000		Imperial Tobacco Group PLC	1,323,690	0.8
45,933		Intertek Group PLC	2,093,743	1.3
149,042		John Wood Group PLC	2,048,549	1.2
48,090		Johnson Matthey PLC	1,749,933	1.1
62,000		Kazakhmys PLC	711,346	0.4
224,510	@	Mitchells & Butlers PLC	1,187,950	0.7
46,000		Pearson PLC	924,927	0.6
61,113		Rightmove PLC	1,591,011	1.0
3,450,932	@	Rolls-Royce Holdings PLC	5,569	0.0
54,016	@	Rolls-Royce Holdings PLC	746,474	0.5
6,374		SABMiller PLC	273,562	0.2
38,548		Serco Group PLC	352,858	0.2
101,863		Standard Chartered PLC	2,411,783	1.5
85,546		Tesco PLC	442,655	0.3
26,267		Tullow Oil PLC	596,759	0.4
43,246		Unilever PLC	1,613,226	1.0
33,000		Weir Group PLC	929,996	0.6
78,741		WPP PLC	1,017,757	0.6
		32,729,778		19.9

		United States: 2.9%
20,400		Carnival Corp.	772,752	0.5
39,306		Coca-Cola Enterprises, Inc.	1,235,781	0.7
13,100		Las Vegas Sands Corp.	608,364	0.4
12,400	@	Liberty Global, Inc.	744,372	0.5
37,200	@	NII Holdings, Inc.	296,484	0.2
4,440	@,X	Peixe Urbano, Inc.	87,690	0.1
720	@	Priceline.com, Inc.	413,114	0.2
8,000		Schlumberger Ltd.	556,240	0.3
		4,714,797		2.9

	Total Common Stock
	(Cost $154,543,462)	159,779,277		97.1

PREFERRED STOCK: 0.0%
		United States: 0.0%
911	@,X	Peixe Urbano, Inc.	17,992	0.0

	Total Preferred Stock
	(Cost $29,991)	17,992		0.0

	Total Long-Term Investments
	(Cost $154,573,453)	159,797,269		97.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
		Securities Lending Collateralcc(1): 1.5%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $1,020,000, due 11/15/12-09/20/62)	1,000,000	0.6

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
413,871	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $413,875, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $422,148, due 01/15/14-11/01/42)	413,871	0.3
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $1,020,000, due 07/15/15-02/15/41)	1,000,000	0.6
		2,413,871	1.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.7%
9,451,601	T. Rowe Price Reserve Investment Fund
	(Cost $9,451,601)	9,451,601	5.7

	Total Short-Term Investments
	(Cost $11,865,472)	11,865,472	7.2

	Total Investments in Securities (Cost $166,438,925)	$ 171,662,741	104.3
	Liabilities in Excess of Other Assets	(7,060,391)	(4.3)
	Net Assets	$ 164,602,350	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $167,519,800.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$ 14,270,948
Gross Unrealized Depreciation	(10,128,007)
Net Unrealized Appreciation	$ 4,142,941

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	18.1%
Financials	17.7
Industrials	17.3
Consumer Staples	13.2
Health Care	11.0
Energy	7.2
Materials	5.7
Information Technology	5.1
Telecommunication Services	1.7
Utilities	0.1
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(4.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities: ,(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$10,193,787	$—	$10,193,787
Belgium	—	1,445,596	—	1,445,596
Brazil	2,867,669	1,023,516	—	3,891,185
Canada	2,798,548	—	—	2,798,548
China	3,003,577	3,967,560	—	6,971,137
Denmark	—	6,386,344	—	6,386,344
Finland	—	1,933,555	—	1,933,555
France	—	6,788,158	—	6,788,158
Germany	—	4,602,538	—	4,602,538
Hong Kong	—	7,114,832	—	7,114,832
India	—	2,419,463	—	2,419,463
Indonesia	445,627	180,969	—	626,596
Ireland	505,575	—	—	505,575
Israel	611,497	—	—	611,497
Italy	—	2,329,017	—	2,329,017
Japan	894,313	19,683,839	—	20,578,152
Malaysia	242,708	380,873	—	623,581
Mexico	—	348,703	—	348,703
Netherlands	—	1,990,031	—	1,990,031
Norway	—	1,356,246	—	1,356,246
Oman	—	117,479	—	117,479
Portugal	—	199,130	—	199,130
Russia	501,776	225,269	—	727,045
Singapore	—	1,428,271	—	1,428,271
South Africa	—	1,208,230	—	1,208,230
South Korea	—	2,963,400	—	2,963,400
Spain	—	2,062,484	—	2,062,484
Sweden	—	9,390,214	—	9,390,214
Switzerland	1,131,730	14,833,912	—	15,965,642
Taiwan	1,098,690	1,136,205	—	2,234,895
Turkey	—	2,017,173	—	2,017,173
United Arab Emirates	—	506,198	—	506,198
United Kingdom	—	32,729,778	—	32,729,778
United States	4,627,107	—	87,690	4,714,797
Total Common Stock	18,728,817	140,962,770	87,690	159,779,277
Preferred Stock	—	—	17,992	17,992
Short-Term Investments	9,451,601	2,413,871	—	11,865,472
Total Investments, at fair value	$28,180,418	$143,376,641	$105,682	$171,662,741

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $940,693 and $706,456 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

27

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2013

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 7, 2013

5